1

PART

I

Unless otherwise indicated, “the company,” “we,” “our,” “us” and “ConocoPhillips” are used in this report to
refer to the businesses of ConocoPhillips and its consolidated subsidiaries.

Items 1 and 2—Business and
Properties, contain forward-looking statements including,

without limitation, statements relating to our plans,
strategies, objectives, expectations and intentions

that are made pursuant to the “safe harbor”

provisions of the
Private Securities Litigation Reform Act of 1995.

The words “anticipate,” “estimate,” “believe,”

“budget,”
“continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,”

“will,” “would,”
“expect,” “objective,” “projection,” “forecast,” “goal,”

“guidance,” “outlook,” “effort,” “target” and similar
expressions identify forward-looking statements.

The company does not undertake to update,

revise or correct
any forward-looking information unless required to do so under the federal securities laws.

Readers are
cautioned that such forward-looking statements should

be read in conjunction with the company’s disclosures
under the headings “Risk Factors” beginning on page

21 in our 2019 Annual Report on Form 10-K

and
“CAUTIONARY STATEMENT

FOR THE PURPOSES OF THE ‘SAFE HARBOR’

PROVISIONS OF THE
PRIVATE

SECURITIES LITIGATION REFORM ACT OF 1995,” beginning on page 60.

Items 1 and 2.

BUSINESS AND PROPERTIES

CORPORATE STRUCTURE

ConocoPhillips is an independent E&P company with

operations and activities in 17 countries.

Our diverse,
low cost of supply portfolio includes resource-rich unconventional plays in North America; conventional
assets in North America, Europe, Asia and Australia;

LNG developments; oil sands assets in Canada;

and an
inventory of global conventional and unconventional exploration prospects.

Headquartered in Houston, Texas,
at December 31, 2019, we employed approximately

10,400 people worldwide and had total assets

of $71
billion.

ConocoPhillips was incorporated in the state of

Delaware on November 16, 2001, in connection with, and

in
anticipation of, the merger between Conoco Inc. and Phillips

Petroleum Company.

The merger between
Conoco and Phillips was consummated on August

30, 2002.

SEGMENT AND GEOGRAPHIC INFORMATION

We

manage our operations through six operating

segments, defined by geographic region: Alaska;

Lower 48;
Canada; Europe, Middle East and North Africa; Asia Pacific

and Other International.

Effective with the third
quarter of 2020, we have restructured our segments to align

with changes to our internal organization.

The
Middle East business was realigned from the Asia Pacific

and Middle East segment to the Europe and North
Africa segment.

The segments have been renamed the Asia

Pacific segment and the Europe, Middle East and
North Africa segment.

We have revised segment information disclosures and segment performance metrics presented within our results of operations for the current

and prior years.

For operating segment and
geographic information, see Note 25—Segment Disclosures

and Related Information, in the Notes to
Consolidated Financial Statements, which is incorporated

herein by reference.

We

explore for, produce, transport and market crude oil, bitumen,

natural gas, LNG and NGLs on a worldwide
basis.

At December 31, 2019, our operations were producing

in the U.S., Norway, Canada, Australia, Timor-
Leste, Indonesia, Malaysia, Libya, China and Qatar.

The information listed below appears in the “Oil and

Gas Operations” disclosures following the

Notes to
Consolidated Financial Statements and is incorporated

herein by reference:

●

Proved worldwide crude oil, NGLs,

natural gas and bitumen reserves.
●

Net production of crude oil, NGLs,

natural gas and bitumen.
●

Average sales prices of crude oil, NGLs,

natural gas and bitumen.
●

Average production costs per BOE.
●

Net wells completed, wells in progress and productive

wells.
●

Developed and undeveloped acreage.

The following table is a summary of the proved

reserves information included in the “Oil and Gas Operations”
disclosures following the Notes to Consolidated

Financial Statements.

Approximately 80 percent of our
proved reserves are located in politically stable

countries that belong to the Organization for Economic
Cooperation and Development.

Natural gas reserves are converted to BOE based on a

6:1 ratio: six MCF of
natural gas converts to one BOE.

See Management’s Discussion and Analysis of Financial Condition and
Results of Operations for a discussion of factors that

will enhance the understanding of the following

summary
reserves table.

Millions of Barrels of Oil Equivalent
Net Proved Reserves at December 31 2019 2018 2017
Crude oil
Consolidated operations 2,562 2,533 2,322
Equity affiliates 73 78 83
Total Crude Oil 2,635 2,611 2,405
Natural gas liquids
Consolidated operations 361 349 354
Equity affiliates 39 42 45
Total Natural Gas Liquids 400 391 399
Natural gas
Consolidated operations 1,209 1,265 1,267
Equity affiliates 736 760 717
Total Natural Gas 1,945 2,025 1,984
Bitumen
Consolidated operations 282 236 250
Total Bitumen 282 236 250
Total consolidated operations 4,414 4,383 4,193
Total equity affiliates 848 880 845
Total company 5,262 5,263 5,038

Total production of 1,348 MBOED increased 5 percent in 2019 compared with 2018.

The increase in total
average production primarily resulted from new wells

online in the Lower 48;

an increased interest in the
Western North Slope (WNS) and Greater Kuparuk Area (GKA) of Alaska following acquisitions closed in
2018; and higher production in Norway due to drilling

activity and the startup of Aasta Hansteen

in December
2018.

The increase in production was partly offset by normal

field decline and disposition impacts,

primarily
from the U.K. asset sale in 2019 and non-core asset sales

in the Lower 48 during 2018.

Production excluding Libya was 1,305 MBOED in

2019 compared with 1,242 MBOED in 2018,

an increase of
63 MBOED or 5 percent.

Underlying production, which excludes Libya and

the net volume impact from

closed dispositions and acquisitions of 51 MBOED in 2019

and 47 MBOED in 2018, is used to measure our
ability to grow production organically.

Our underlying production grew 5 percent to 1,254

MBOED in 2019
from 1,195 MBOED in 2018.

Our worldwide annual average realized price was

$48.78 per BOE in 2019, a decrease of 9 percent

compared
with $53.88 per BOE in 2018, reflecting weaker marker

prices as a result of macroeconomic demand

concerns.

Our worldwide annual average crude oil price decreased

10 percent, from $68.13 per barrel in 2018 to $60.99
per barrel in 2019.

Additionally, our worldwide annual average NGL prices decreased

34 percent, from
$30.48 per barrel in 2018 to $20.09 per barrel in

2019.

Our worldwide annual average natural gas

price
decreased 11 percent, from $5.65 per MCF in 2018 to $5.03 per

MCF in 2019.

Average annual bitumen prices
increased 42 percent, from $22.29 per barrel in 2018 to

$31.72 per barrel in 2019.

ALASKA

The Alaska segment primarily explores for, produces, transports and markets crude oil, natural gas and NGLs.

We

are the largest crude oil producer in Alaska and have

major ownership interests in two of North America’s
largest oil fields located on Alaska’s North Slope: Prudhoe Bay and Kuparuk.

We also have a 100 percent
interest in the Alpine Field, located on the Western North Slope.

Additionally, we are one of Alaska’s largest
owners of state, federal and fee exploration leases, with

approximately 1.32 million net undeveloped acres at
year-end 2019.

Alaska operations contributed 25 percent of

our consolidated liquids production and less than
1 percent of our natural gas production.

2019
Interest Operator
Liquids
MBD
Natural Gas
MMCFD
Total
MBOED
Average Daily Net Production
Greater Prudhoe Area 36.1 % BP 81 4 81
Greater Kuparuk Area 91.4-94.7 ConocoPhillips 86 2 86
Western North Slope 100.0 ConocoPhillips 50 1 51
Total Alaska 217 7 218

Greater Prudhoe Area
The Greater Prudhoe Area includes the Prudhoe

Bay Field and five satellite fields, as well

as the Greater Point
McIntyre Area fields.

Prudhoe Bay, the largest oil field on Alaska’s North Slope, is the site of a large waterflood and enhanced oil recovery operation, as well

as a gas plant which processes natural gas to recover
NGLs before reinjection into the reservoir.

Prudhoe Bay’s satellites are Aurora, Borealis, Polaris, Midnight
Sun and Orion, while the Point McIntyre, Niakuk,

Raven, Lisburne and North Prudhoe Bay State fields

are
part of the Greater Point McIntyre Area.

Greater Kuparuk Area
We

operate the Greater Kuparuk Area, which

consists of the Kuparuk Field and four satellite

fields: Tarn,
Tabasco, Meltwater and West

Sak.

Kuparuk is located 40 miles west of Prudhoe Bay.

Field installations
include three central production facilities which separate

oil, natural gas and water, as well as a separate
seawater treatment plant.

Development drilling at Kuparuk

consists of rotary-drilled wells and horizontal
multi-laterals from existing well bores utilizing

coiled-tubing drilling.

Western North Slope
On the Western North Slope, we operate the Colville River Unit, which includes the

Alpine Field and three
satellite fields: Nanuq, Fiord and Qannik.

Alpine is located 34 miles west of Kuparuk.

In 2015, first oil was
achieved at Alpine West CD5,

a drill site which extends the Alpine reservoir west into

the National Petroleum
Reserve-Alaska (NPR-A).

In 2019, we continued drilling additional wells

using the

available well slots on this
pad.

The Greater Mooses Tooth Unit, the first unit established entirely within the NPR-A, was formed in 2008.

In
2017, we began construction in the unit with two

drill sites; Greater Mooses Tooth #1 (GMT-1) and Greater
Mooses Tooth #2 (GMT-2).

GMT-1 achieved first oil in the fourth

quarter of 2018 and completed drilling

in
2019.

We expect first oil from GMT-2 in 2021.

Alaska North Slope Gas
In 2016, we, along with affiliates of Exxon Mobil Corporation,

BP p.l.c. and Alaska Gasline Development
Corporation (AGDC), a state-owned corporation, completed

preliminary FEED technical work for a potential
LNG project which would liquefy and export natural

gas from Alaska’s North Slope and deliver it to
market.

In 2016, we, along with the affiliates of ExxonMobil

and BP,

indicated our intention not to progress
into the next phase of the project due to changes in the

economic environment.

AGDC decided to continue on
its own.

In 2019, affiliates of ExxonMobil and BP agreed

to each contribute up to $5 million or approximately
one third of

AGDC’s anticipated costs for full-year 2020.

In 2020, AGDC will be focused on permitting
efforts, the most important of which is the National Environmental

Protection Act process before the FERC.

FERC’s final milestones are the Publication of Notice of Availability of Final Environmental Impact
Statement, which is scheduled for March 6, 2020, and the

Issuance of Final Order, which is scheduled for June
4, 2020.

AGDC has recently contracted with Fluor

Corporation to evaluate cost reduction opportunities

in
preparation for soliciting partners for the project.

We

continue to be willing to sell our North Slope gas to

the
project but do not plan to take an equity position.

Exploration
Appraisal of the Willow Discovery, located in the northeast portion of the NPR-A, continued throughout

2019
with five appraisal wells.

In 2020, we will continue appraisal of the Willow Discovery and explore the
Harpoon Prospect, located southwest of Willow.

In 2019, we drilled the West Willow-2 well to appraise the 2018 West Willow oil discovery.

In late 2018, we commenced appraisal of the Putu Discovery

with a long reach well from existing Alpine CD4
infrastructure.

The CD4 appraisal well finished drilling and

flow tested in 2019.

A supporting injector well
was drilled in late 2019 for a 2020 injectivity test.

The Cairn 2S-315 Well was drilled in late 2018 from the 2S drill site on state leases in the

Kuparuk River Unit.

A long-term flow test was commenced in 2019 and

evaluations are ongoing.

A 3-D

seismic survey was completed in 2018 over a 250-mile

area on state lands.

We are currently evaluating
this seismic data for future exploration opportunities.

We

were successful in the federal lease sale on the

North Slope in the fourth quarter of 2019,

where we were
the high bidder on three tracts for a total of approximately

33,000 net acres.

Acquisitions
In the third quarter of 2019, we completed the Nuna

discovery acreage acquisition, expanding the

Kuparuk
River Unit by 21,000 acres and leveraging legacy

infrastructure.

Transportation
We

transport the petroleum liquids produced

on the North Slope to south central Alaska through an

800-mile
pipeline that is part of Trans-Alaska Pipeline System (TAPS).

We

have a 29.1 percent ownership interest

in
TAPS, and we also have ownership interests in the Alpine, Kuparuk and Oliktok pipelines on the North Slope.

Our wholly owned subsidiary, Polar Tankers, Inc., manages the marine transportation of our North Slope production, using five company-owned, double-hulled

tankers, and charters third-party vessels as necessary.

The tankers deliver oil from Valdez, Alaska, primarily to refineries on the west coast of the U.S.

LOWER 48

The Lower 48 segment consists of operations located

in the contiguous U.S.

and the Gulf of Mexico.

Organized into the Gulf Coast and Great Plains business units,

we hold 10.4

million net onshore and offshore
acres,

with a portfolio of conventional production

from legacy assets as well as newer production

from our low
cost of supply, shorter cycle time, resource-rich unconventional plays.

Based on 2019 production volumes,

the
Lower 48 is the company’s largest segment and contributed 41 percent of our consolidated liquids production
and 35 percent of our natural gas production.

2019
Interest Operator
Liquids
MBD
Natural Gas
MMCFD
Total
MBOED
Average Daily Net Production
Eagle Ford Various % Various 174 251 216
Gulf of Mexico Various Various 15 11 16
Gulf Coast—Other Various Various 3 9 5

Total Gulf Coast
192 271 237
Bakken Various Various 82 92 97
Permian Unconventional Various Various 40 94 56
Permian Conventional Various Various 20 59 30
Anadarko Basin Various Various 5 58 14
Wyoming/Uinta Various Various - 36 6
Niobrara* Various Various 8 12 11

Total Great Plains
155 351 214
Total Lower 48 347 622 451
*Classified as held-for-sale

as of December 31, 2019.

See 'Dispositions' below for additional

information.

Onshore
We

hold 10.3 million net acres of onshore

conventional and unconventional acreage

in the Lower 48, the
majority of which is either held by production or owned

by the company.

Our unconventional holdings total
approximately 1.7 million net acres in the following

areas:

●

610,000 net acres in the Bakken, located in North

Dakota and eastern Montana.

●

234,000 net acres in Central Louisiana, where we recently

announced our intention to discontinue
exploration activities.
●

201,000 net acres in the Eagle Ford, located in South Texas.

●

167,000 net acres in the Permian, located in West Texas and southeastern New Mexico.
●

98,000 net acres in the Niobrara, located in northeastern

Colorado.

●

363,000 net acres in other areas with unconventional

potential.

The majority of our 2019

onshore production originated from

the Big 3—Eagle Ford, Bakken and Permian
Unconventional.

Onshore activities in 2019 were centered

mostly on continued development of assets, with an
emphasis on areas with low cost of supply, particularly in growing unconventional plays.

Our major focus
areas in 2019

included the following:

●

Eagle Ford—The Eagle Ford continued full-field development

in 2019.

We operated seven rigs on
average in 2019, resulting in 155 operated wells

drilled and 166 operated wells brought online.

Production increased 16 percent in 2019 compared with

2018, averaging 216 MBOED and 186
MBOED, respectively.

●

Bakken—We operated an average of three rigs during the year in the Bakken and participated in
additional development activities operated by co-venturers.

We continued our pad drilling with 62

operated wells drilled during the year and 44 operated

wells brought online.

Production increased 15
percent in 2019 compared with 2018, averaging 97 MBOED

and 84 MBOED, respectively.

●

Permian Basin—The Permian Basin is a combination

of legacy conventional and unconventional
assets.

We operated an average of three rigs during the year in the Permian Basin, resulting in 29
operated wells drilled and 35 operated wells brought

online.

The Permian Basin produced 86
MBOED in 2019, increasing 30 percent compared with

2018, including 56 MBOED of
unconventional production.

Gulf of Mexico
At year-end 2019, our portfolio of producing properties

in the Gulf of Mexico totaled approximately 60,000
net acres.

A majority of the production consists of three

fields operated by co-venturers:

●

15.9 percent nonoperated working interest in the unitized

Ursa Field located in the Mississippi Canyon
Area.
●

15.9 percent nonoperated working interest in the Princess

Field, a northern subsalt extension of the
Ursa Field.
●

12.4 percent nonoperated working interest in the unitized

K2 Field, comprised of seven blocks in the
Green Canyon Area.

Dispositions
We

have terminal and pipeline use agreements

with Golden Pass LNG Terminal and affiliated Golden Pass
Pipeline near Sabine Pass, Texas, intended to provide us with terminal and pipeline capacity for the receipt,
storage and regasification of LNG purchased from Qatar

Liquefied Gas Company Limited (3) (QG3).

We
previously held a 12.4 percent interest in Golden Pass

LNG Terminal and Golden Pass Pipeline, but we sold
those interests in the second quarter of 2019 while

retaining the basic use agreements.

In the fourth quarter of 2019, we

completed the sale of our interests in the Magnolia Field in the Gulf of
Mexico.

Production from this disposed asset was less than

one MBOED in 2019.

In the fourth quarter of 2019, we entered into an agreement

to sell our interests in the Niobrara, with an
anticipated closing date in the first quarter of 2020.

Production from the interests to be disposed was
approximately 11 MBOED in 2019.

In January 2020, we entered into an agreement

to sell our interests in certain non-core properties

for $186
million, plus customary adjustments.

The assets met the held for sale criteria in January

2020 and the
transaction is expected to be completed in the first

quarter of 2020.

This disposition will not have a significant
impact on Lower 48 production.

For additional information on these transactions,

see Note 5—Asset Acquisitions and Dispositions,

in the
Notes to Consolidated Financial Statements.

Exploration
Our exploration focus is on onshore unconventional plays,

which in 2019 included the Delaware in the
Permian Basin, and the Eagle Ford in south Texas.

In the third quarter of 2019, we announced

our decision to
discontinue exploration activities in the Central Louisiana

Austin Chalk.

Facilities

●

Lost Cabin Gas Plant—We operate and own a 46 percent interest in the Lost Cabin

Gas Plant, a 246
MMCFD capacity natural gas processing facility in

Lysite, Wyoming.

The plant is currently operating at
less than capacity due to a fire in December 2018.

Restoration efforts are ongoing and anticipated to be
completed in the second half of 2020.

The expected production loss in 2020 is immaterial

to the segment.
●

Helena Condensate Processing Facility—We operate and own the Helena Condensate

Processing Facility,
a 110 MBD condensate processing plant located in Kenedy, Texas.

●

Sugarloaf Condensate Processing Facility—We operate and own an 87.5 percent interest in the

Sugarloaf
Condensate Processing Facility, a 30 MBD condensate processing plant located near Pawnee, Texas.
●

Bordovsky Condensate Processing Facility—We operate and own the Bordovsky Condensate

Processing
Facility, a 15 MBD condensate processing plant located in Kenedy, Texas.

CANADA

Our Canadian operations mainly consist of the Surmont

oil sands development in Alberta and the liquids-rich
Montney unconventional play in British Columbia.

In 2019, operations in Canada contributed

7 percent of our
consolidated liquids production and less than 1 percent

of our natural gas production.

2019
Liquids Natural Gas Bitumen Total
Interest Operator MBD MMCFD MBD MBOED
Average Daily Net Production
Surmont 50.0 % ConocoPhillips - - 60 60
Montney 100.0 ConocoPhillips 1 9 - 3
Total Canada 1 9 60 63

Surmont
Our bitumen resources in Canada are produced via an

enhanced thermal oil recovery method called SAGD,
whereby steam is injected into the reservoir, effectively liquefying the heavy bitumen,

which is recovered and
pumped to the surface for further processing.

We

hold approximately 0.6 million net acres

of land in the
Athabasca Region of northeastern Alberta.

The Surmont oil sands leases are located approximately

35 miles south of Fort McMurray, Alberta.

Surmont
is a 50/50 joint venture with Total S.A.

The second phase of the Surmont Project achieved first

production in
2015 and reached peak production in 2018.

We are focused on structurally lowering costs, reducing GHG
intensity and optimizing asset performance.

The Alberta government imposed a production curtailment

impacting the industry beginning in January 2019.

The curtailment measure, which impacted our annualized

average production by 3 MBOED in 2019, is
intended to strengthen the WCS differential to WTI at Hardisty.

The curtailment program is established and
administered by the Alberta Energy Regulator under the Curtailment Rules regulation, which is currently set to
expire on December 31, 2020.

Montney
We

hold approximately 151,000 net acres

in the emerging unconventional Montney play in northeast

British
Columbia.

Our Montney activity in 2019 included drilling

16 horizontal wells, completing 14 horizontal wells
and acquiring approximately 6,000 additional net

acres.

Production from our 2019 drilling program
commenced in February 2020 following the completion

of third-party offtake facilities.

Appraisal drilling and completions activity will

continue in 2020 to further explore the area’s resource
potential.

Exploration
Our primary exploration focus is assessing our

Montney onshore unconventional acreage in Western Canada.

Additionally, we have exploration acreage in the Mackenzie Delta/Beaufort Sea Region and the Arctic Islands.

EUROPE, MIDDLE EAST AND NORTH AFRICA

The Europe,

Middle East and North Africa segment consisted

of operations in Norway, Qatar, Libya and the
U.K. and exploration activities in Norway and Libya.

In 2019, operations in Europe, Middle East

and North
Africa contributed 17 percent of our consolidated liquids

production and 27 percent of natural gas production.

Norway
2019
Liquids Natural Gas Total
Interest Operator MBD MMCFD MBOED
Average Daily Net Production
Greater Ekofisk Area 35.1 % ConocoPhillips 50 44 57
Heidrun 24.0 Equinor 14 29 19
Alvheim 20.0 Aker BP 10 12 12
Visund 9.1 Equinor 4 46 12
Aasta Hansteen 10.0 Equinor - 64 11
Troll 1.6 Equinor 2 49 10
Other Various Equinor 8 10 10
Total Norway 88 254 131

The Greater Ekofisk Area is located approximately 200

miles offshore Stavanger, Norway,

in the North Sea,
and comprises three producing fields: Ekofisk, Eldfisk and

Embla.

Crude oil is exported to Teesside, England,
and the natural gas is exported to Emden, Germany.

The Ekofisk and Eldfisk fields consist of

several
production platforms and facilities, including the

Ekofisk South and Eldfisk II

developments.

Continued
development drilling in the Greater Ekofisk Area is

expected to contribute additional production over the
coming years, as additional wells come online.

The Heidrun Field is located in the Norwegian Sea.

Produced crude oil is stored in a floating storage

unit and
exported via shuttle tankers.

Part of the natural gas is currently injected

into the reservoir for optimization

of
crude oil production,

some gas is transported for use as

feedstock in a methanol plant in Norway, in which we
own an 18 percent interest,

and the remainder is transported to Europe

via gas processing terminals in Norway.

The Alvheim Field is located in the northern part

of the North Sea near the border with the U.K. sector, and
consists of a FPSO vessel and subsea installations.

Produced crude oil is exported via shuttle tankers,

and
natural gas is transported to the Scottish Area Gas Evacuation

(SAGE) Terminal at St. Fergus, Scotland,
through the SAGE Pipeline.

Visund is an oil and gas field located in the North Sea and consists of a floating drilling, production and
processing unit, and subsea installations.

Crude

oil is transported by pipeline to a nearby third-party

field for
storage and export via tankers.

The natural gas is transported to a gas processing plant

at Kollsnes, Norway,
through the Gassled transportation system.

Aasta Hansteen is located in the Norwegian Sea and

achieved first production in December 2018.

Produced
condensate is loaded onto shuttle tankers and transported

to market.

Gas is transported through the Polarled
gas pipeline to the onshore Nyhamna processing plant

for final processing prior to export to market.

The Troll Field lies in the northern part of the North Sea and consists of the

Troll A, B and C platforms.

The
natural gas from Troll A is transported to Kollsnes, Norway.

Crude oil from floating platforms Troll B and
Troll C is transported to Mongstad, Norway, for storage and export.

We

also have varying ownership interests in two

other producing fields in the Norway sector of the

North Sea.

Exploration
In 2019, we operated the Busta and Enniberg exploration wells in Block 25/7 in the North Sea.

The Busta well
encountered hydrocarbons and will be evaluated for

future appraisal consideration.

The Enniberg well
encountered insufficient hydrocarbons and was expensed as

a dry hole in 2019.

We also participated in the
Canela exploration well in the Heidrun area of the Norwegian

Sea.

The well encountered hydrocarbons and
will be further evaluated to determine commerciality.

In 2019, we were awarded two new exploration
licenses; PL1001 and PL1009; and one acreage

addition, PL782SD.

Transportation
We

own a 35.1 percent interest in the Norpipe

Oil Pipeline System, a 220-mile pipeline which

carries crude oil
from Ekofisk to a crude oil stabilization and NGLs processing facility in Teesside, England.

United Kingdom
2019
Natural
Liquids

Gas
Total
Interest Operator MBD MMCFD MBOED
Average Daily Net Production
Britannia Satellites* 26.3–93.8 % ConocoPhillips 7 55 16
J-Area
32.5–36.5 ConocoPhillips 6 38 12
Britannia 58.7 ConocoPhillips 2 49 10
East Irish Sea 100.0 Spirit Energy - 48 8
Clair 7.5 BP 4 1 4
Other Various Various - 2 -
Total United Kingdom 19 193 50
*Includes the Chevron

-operated Alder Field, ConocoPhillips equity

interest was 26.3

percent.

On September 30, 2019, we completed the sale of

two ConocoPhillips U.K. subsidiaries to Chrysaor

E&P
Limited, including all of our producing assets in the

U.K.

Annualized average production from the assets sold
was 50 MBOED in 2019.

For additional information on this transaction, see

Note 5—Asset Acquisitions and
Dispositions, in the Notes to Consolidated Financial

Statements.

We

retained our Teesside, England oil terminal, where we are the operator and have a 40.25 percent ownership
interest, to support

our Norway operations.

Qatar
2019
Natural
Liquids Gas Total
Interest Operator MBD MMCFD MBOED
Average Daily Net Production
Qatargas Operating
QG3 30.0 % Company Limited 21 373 83
Total Qatar 21 373 83

QG3 is an integrated development jointly owned by

Qatar Petroleum (68.5 percent), ConocoPhillips
(30 percent) and Mitsui & Co., Ltd. (1.5 percent).

QG3 consists of upstream natural gas production

facilities,
which produce approximately 1.4 billion gross cubic feet

per day of natural gas from Qatar’s North Field over
a 25-year life, in addition to a 7.8 million gross tonnes-per-year

LNG facility.

LNG is shipped in leased LNG
carriers destined for sale globally.

QG3 executed the development of the onshore and offshore assets as a single integrated development with
Qatargas 4 (QG4), a joint venture between Qatar Petroleum

and Royal Dutch Shell plc.

This included the joint
development of offshore facilities situated in a common offshore block in the North Field, as well as the
construction of two identical LNG process trains and

associated gas treating facilities for both the QG3

and
QG4 joint ventures.

Production from the LNG trains and associated

facilities is combined and shared.

Libya
2019
Natural
Liquids Gas Total
Interest Operator MBD MMCFD MBOED
Average Daily Net Production
Waha Concession 16.3 % Waha Oil Co. 38 31 43
Total Libya 38 31 43

The Waha Concession consists of multiple concessions and encompasses nearly 13 million gross acres in the
Sirte Basin.

Our production operations in Libya

and related oil exports have periodically been interrupted

over
the last several years due to the shutdown of the

Es Sider crude oil export terminal.

In 2019, we had 19 crude
liftings from Es Sider.

The number of crude liftings from the Es Sider

crude oil export terminal in 2020 is
uncertain due to civil unrest.

In January 2020, we declared Force Majeure

to our crude shippers following the
blockade of the Es Sider crude oil export terminal

and the declaration of Force Majeure by the National

Oil
Corporation of Libya.

ASIA PACIFIC

The Asia Pacific segment has exploration and production

operations in China, Indonesia, Malaysia and
Australia and producing operations in Timor-Leste.

In 2019, operations in the Asia Pacific segment
contributed 10 percent of our consolidated liquids production and 36 percent of natural gas production.

Australia and Timor-Leste
2019
Natural
Liquids

Gas
Total
Interest Operator MBD MMCFD MBOED
Average Daily Net Production
ConocoPhillips/
Australia Pacific LNG 37.5 % Origin Energy - 679 113
Bayu-Undan* 56.9 ConocoPhillips 10 194 43
Athena/Perseus* 50.0 ExxonMobil - 31 5
Total Australia and Timor-Leste 10 904 161
*This asset is held-for-sale as of December

31, 2019.

See Note 5—Asset Acquisitions

and Dispositions, in the Notes to Consolidated

Financial
Statements, for additional

information.

Australia Pacific LNG
Australia Pacific LNG Pty Ltd (APLNG), our joint venture

with Origin Energy Limited and China
Petrochemical Corporation (Sinopec), is focused

on producing CBM from the Bowen and Surat basins

in
Queensland, Australia, to supply the domestic gas market

and convert the CBM into LNG for export.

Origin
operates APLNG’s upstream production and pipeline system, and we operate the downstream LNG facility,
located on Curtis Island near Gladstone, Queensland,

as well as the LNG export sales business.

We

operate two fully subscribed 4.5-million-metric-tonnes-per-year

LNG trains.

Approximately 3,900 net
wells are ultimately expected to supply both the LNG

sales contracts and domestic gas market.

The wells are
supported by gathering systems, central gas processing

and compression stations, water treatment

facilities,
and an export pipeline connecting the gas fields

to the LNG facilities.

The LNG is being sold to Sinopec under
20-year sales agreements for 7.6 million metric tonnes

of LNG per year, and Japan-based Kansai Electric
Power Co., Inc. under a 20-year sales agreement for approximately

1 million metric tonnes of LNG per year.

As of December 31, 2019, APLNG has an outstanding

balance of $6.7 billion on a $8.5 billion

project finance
facility.

In late 2018 and early 2019, APLNG successfully

refinanced $4.6 billion of the project finance
facility through three separate transactions, which

added lower cost United States Private Placement (USPP)
bond and commercial bank facilities.

In conjunction with these transactions, APLNG

made voluntary
repayments of $2.2 billion to a syndicate of Australian

and international commercial banks and fully
extinguished $2.4 billion

of financing from the Export-Import Bank of

China.

Project finance interest
payments are bi-annual, concluding September 2030.

For additional information, see Note 3—Variable Interest Entities, Note 6—Investments, Loans and Long-
Term Receivables and Note 12—Guarantees, in the Notes to Consolidated Financial

Statements.

Bayu-Undan
The Bayu-Undan gas condensate field is located

in the Timor Sea Joint Petroleum Development Area between
Timor-Leste and Australia.

We also operate and own a 56.9 percent interest in the associated Darwin LNG
Facility, located at Wickham Point, Darwin.

The Bayu-Undan natural gas recycle facility processes wet

gas; separates, stores and offloads condensate,
propane and butane; and re-injects dry gas back into

the reservoir.

In addition, a 310-mile natural gas pipeline
connects the facility to the 3.5-million-metric-tonnes-per-year capacity Darwin LNG Facility.

Produced
natural gas is piped to the

Darwin LNG Plant, where it is converted

into LNG before being transported to
international markets.

In 2019, we sold 133 billion gross cubic feet

of LNG primarily to utility customers in
Japan.

Athena/Perseus
The Athena production license (WA-17-L) in which we had a 50 percent working interest is located offshore
Western Australia and our entitlement to production ended in the fourth quarter of 2019.

Annualized average
production from this license was five MBOED in 2019.

Exploration
We

operate three exploration permits in the

Browse Basin, offshore northwest Australia, in

which we own a 40
percent interest in permits WA-315-P,

WA-398-P and TP 28, of the Greater

Poseidon Area.

Phase I of the
Browse Basin drilling campaign resulted in three discoveries in the Greater Poseidon Area and Phase II
resulted in five additional discoveries.

All wells have been plugged and abandoned.

We

operate two retention leases in the Bonaparte

Basin, offshore northern Australia, where we

own a 37.5
percent interest in the Barossa and Caldita discoveries.

In April 2018, Barossa entered the FEED

phase of
development which continued through 2019.

During the FEED phase, costs and the technical

definition for the
project will be finalized, gas and condensate sales

agreements progressed, and access arrangements negotiated
with the owners of the Darwin LNG Facility

and Bayu-Darwin Pipeline.

In December 2019, we entered into an agreement

with 3D Oil to acquire a 75 percent interest

and operatorship
of an offshore Tasmanian Permit located in the Otway Basin.

The farm-in agreement is conditional upon the
agreement and signing of a JOA by both parties and required

government approvals.

We plan to conduct a 3D
seismic survey in the second half of 2020.

This activity is excluded from the dispositions

discussed below.

Dispositions
In the second quarter of 2019, we completed the sale

of our 30 percent interest in the Greater Sunrise

Fields to
the government of Timor-Leste.

In October 2019, we entered into an agreement

to sell the subsidiaries that hold our Australia-West assets and operations to Santos with an expected completion date

in the first quarter of 2020, subject to regulatory
approvals and other specific conditions precedent.

These subsidiaries hold our 37.5 percent

interest in the
Barossa Project and Caldita Field, our 56.9 percent interest in the Darwin LNG Facility and Bayu-Undan
Field, our 40 percent interest in the Greater Poseidon

Fields, and our 50 percent interest in the

Athena Field.

Production associated with the Australia-West assets to be sold was 48 MBOED in 2019.

For additional information on these transactions,

see

Note 5—Asset Acquisitions and Dispositions,

in the
Notes to Consolidated Financial Statements.

Indonesia
2019
Natural
Liquids

Gas
Total
Interest Operator MBD MMCFD MBOED
Average Daily Net Production
South Sumatra 54 % ConocoPhillips 2 321 56
Total Indonesia 2 321 56

During 2019, we

operated three PSCs in Indonesia:

the Corridor Block and South Jambi

“B,”

both located in
South Sumatra, and Kualakurun in Central Kalimantan.

Currently, we have production from the Corridor
Block.

South Sumatra
The Corridor PSC consists

of two oil fields and seven producing natural gas fields.

Natural gas is supplied
from the Grissik and Suban gas processing plants to the

Duri steamflood in central Sumatra and to

markets in
Singapore, Batam and West Java.

In 2019, we were awarded a 20-year

extension, with new terms, of the
Corridor PSC.

Under these terms, we retain a majority

interest and continue as operator for at least three

years
after 2023 and retain a participating interest until

2043.

Production from the South Jambi “B” PSC has reached depletion and field development has been suspended.

This PSC expired on January 26, 2020 and has been

returned to the Government of Indonesia.

Exploration
We

hold a 60 percent working interest in

the Kualakurun PSC.

After completion of prospect evaluation, we
and the other joint venture partners decided to relinquish

all of the remaining acreage to the Government of
Indonesia.

Transportation
We

are a 35 percent owner of a consortium company that

has a 40 percent ownership in PT Transportasi Gas
Indonesia, which owns and operates the Grissik

to Duri and Grissik to Singapore natural gas pipelines.

China
2019
Natural
Liquids Gas Total
Interest Operator MBD MMCFD MBOED
Average Daily Net Production
Penglai 49.0 % CNOOC 29 - 29
Panyu 24.5 CNOOC 6 - 6
Total China 35 - 35

Penglai
The Pengl

ai 19-

3, 19-9

and 25

-6

fields are

located in

Bohai Bay

Block 11/05

and are

in various

stages of
development.

As part

of further

development of

the Penglai

19-9 Field,

the wellhead

platform J

Project achieved

first
production in 2016.

This project will

include 62 wells,

57 of which have

been completed and brought

online
through December 2019.

The Penglai

19-3/19-9 Phase

3 Project

consists of

three new

wellhead platforms

and a

central processing
platform.

First oil from Phase 3 was achieved in

2018 for two of the platforms, with the third platform

planned
to come online

in the second

quarter of 2020.

This project could

include up to

186 wells, 42

of which have
been completed and brought online through December 2019.

In December 2018, we sanctioned the Penglai 25-6 Phase

4A Project.

This project consists of one new
wellhead platform and anticipates 62 new wells.

First production is expected in 2021.

Panyu
Our production license for Panyu

4-2, 5-1 and 11-6 located in Block 15/34 in the South China Sea expired in
September 2019.

Annualized average production from these licenses

were six MBOED in 2019.

We

still have a license for Panyu 4-1 in Block

15/34 and are evaluating this area for potential

development.

Exploration
Exploration activities in the Bohai Penglai Field during

2019 consisted of two successful appraisal wells,

a
full-field 3-D seismic program covering existing and

future development opportunities, and an

infill
compressive seismic imaging (CSI) survey to improve

imaging beneath the gas cloud in support of future
development projects.

In Block 15/34, one exploration well

was drilled in the Panyu 4-1E prospect and was
expensed as a dry hole.

Malaysia
2019
Natural
Liquids Gas Total
Interest Operator MBD MMCFD MBOED
Average Daily Net Production
Gumusut 29.0 % Shell 23 - 23
Kebabangan (KBB) 30.0 KPOC 3 91 18
Malikai 35.0 Shell 15 - 15
Siakap North-Petai 21.0 PTTEP 1 - 1
Total Malaysia 42 91 57

We

have varying stages of exploration, development

and production activities across 2.2 million net acres

in
Malaysia, with working interests in six PSCs.

Three of these PSCs

are located off the eastern Malaysian state
of Sabah: Block G, Block J and the Kebabangan Cluster

(KBBC).

We operated three exploration blocks,
Block SK304, Block SK313 and Block WL4-00,

off the eastern Malaysian state of Sarawak.

Block J
Gumusut
First production from the Gumusut Field occurred from

an early production system in 2012.

Production from
a permanent, semi-submersible Floating Production System

was achieved in 2014.

We currently have a 29
percent working interest in the Gumusut Field

following the redetermination of the Block J and Block K
Malaysia Unit in 2017.

Gumusut Phase 2 first oil was achieved in 2019.

KBBC
The KBBC PSC grants us a 30 percent working interest

in the KBB, Kamunsu East and Kamunsu East
Upthrown Canyon gas and condensate fields.

KBB
First production from the KBB gas field was achieved in

2014.

During 2019, KBB tied-in to a nearby third-
party floating LNG vessel which provided increased

gas offtake capacity.

Production in 2020 is anticipated to
be impacted between 15 to 20 MBOED due to

the rupture of a third-party pipeline, in January

2020, which
carries gas production from the KBB gas field to market.

The extent of the required pipeline repairs, and the
amount of time required to return this pipeline to

full service is still being evaluated.

Kamunsu East
Development options for the Kamunsu East gas field are

being evaluated.

Block G
Malikai
We

hold a 35 percent working interest

in Malikai.

This field achieved first production in December

2016 via
the Malikai Tension Leg Platform, ramping to peak production in 2018.

The KMU-1 exploration well was
completed and started producing through the Malikai

platform in 2018.

Malikai Phase 2 development,

a 6-
well drilling campaign that will commence in 2020, reached

a final investment decision in late 2019.

Siakap North-Petai
We

hold a 21 percent working interest

in the unitized Siakap North-Petai oil field.

Exploration
In 2016, we entered into a farm-in agreement to acquire

a 50 percent working interest in Block SK 313,

a 1.4
million gross-acre exploration block offshore Sarawak, with

an effective date of January 2017.

Following
completion of the Sadok-1 exploration well in

January 2017, we assumed operatorship of

the block from
PETRONAS and completed a 3-D

seismic survey.

We

have no plans for further exploration

activity in this
block.

In 2017, we were awarded operatorship and a 50 percent

working interest in Block WL4-00, which included
the existing Salam-1 oil discovery and encompassed 0.6 million gross acres.

In 2018 and 2019, two
exploration and two appraisal wells were drilled, resulting

in oil discoveries under evaluation at Salam and
Benum, while two Patawali wells were expensed

as dry holes in 2019.

In 2018, we were awarded a 50 percent working interest

and operatorship of Block SK304 encompassing

2.1
million gross acres offshore Sarawak.

We acquired 3-D seismic over the acreage and completed processing of this data in 2019.

The Gemilang-1 exploration well in Block J was completed

in late 2018.

Development options are being
evaluated.

OTHER INTERNATIONAL

The Other International segment includes exploration

activities in Colombia, Chile and Argentina and
contingencies associated with prior operations.

Colombia
We

have an 80 percent operated interest in the

Middle Magdalena Basin Block VMM-3.

The block extends
over approximately 67,000 net acres and contains

the Picoplata-1

Well,

which completed drilling in 2015 and
testing in 2017.

Plug and abandonment activity started

during 2018 and completed in 2019.

In addition, we
have an 80 percent working interest in the VMM-2 Block

which extends over approximately 58,000 net acres
and is contiguous to the VMM-3 Block.

As part of a case brought forward by environmental groups,

the
Highest Administrative Court granted a preliminary

injunction temporarily suspending hydraulic

fracturing
activities until the substance of the case is decided.

As a result, ConocoPhillips filed two separate Force
Majeure requests before the competent authority for both blocks,

which were granted.

Chile

We

have a 49 percent interest in the Coiron

Block located in the Magallanes Basin in southern

Chile.

Argentina
In January 2019, we secured a 50 percent nonoperated

interest in the El Turbio Este Block, within the Austral
Basin in southern Argentina.

In 2019, we acquired and processed 3-D seismic

covering approximately 500
square miles, with evaluation of the data ongoing.

In November 2019, we acquired interests in two nonoperated

blocks in the Neuquén Basin targeting the Vaca
Muerta play.

We have a 50 percent interest in the Bandurria Norte Block and a 45 percent interest in the
Aguada Federal Block.

In Bandurria Norte, one vertical and four horizontal wells

were tested and shut-in
during 2019.

In Aguada Federal, two horizontal wells were being

tested at the end of the year.

Venezuela and Ecuador
For discussion of our contingencies in Venezuela and Ecuador, see Note 13—Contingencies and
Commitments, in the Notes to Consolidated Financial

Statements.

OTHER

Marketing Activities
Our Commercial organization manages our worldwide commodity

portfolio, which mainly includes natural
gas, crude oil, bitumen, NGLs and LNG.

Marketing activities are performed through

offices in the U.S.,
Canada, Europe and Asia.

In marketing our production, we attempt to minimize

flow disruptions, maximize
realized prices and manage credit-risk exposure.

Commodity sales are generally made at

prevailing market
prices at the time of sale.

We

also purchase and sell third-party volumes to better position the company to
satisfy customer demand while fully utilizing

transportation and storage capacity.

Natural Gas
Our natural gas production, along with third-party purchased gas, is primarily marketed in the U.S., Canada,
Europe and Asia.

Our natural gas is sold to a diverse client

portfolio which includes local distribution
companies; gas and power utilities; large industrials;

independent, integrated or state-owned oil and gas
companies; as well as marketing companies.

To reduce our market exposure and credit risk, we also transport natural gas via firm and interruptible transportation

agreements to major market hubs.

Crude Oil, Bitumen and Natural Gas Liquids
Our crude oil, bitumen and NGL revenues are derived

from production in the U.S., Canada, Australia,

Asia,
Africa and Europe.

These commodities are primarily sold

under contracts with prices based on market indices,
adjusted for location, quality and transportation.

LNG
LNG marketing efforts are focused on equity LNG production

facilities located in Australia and Qatar.

LNG
is primarily sold under long-term contracts with prices based on market indices.

Energy Partnerships
Marine Well Containment Company (MWCC)
We

are a founding member of the MWCC, a non-profit

organization formed in 2010, which provides well
containment equipment and technology in the

deepwater U.S. Gulf of Mexico.

MWCC’s containment system
meets the U.S. Bureau of Safety and Environmental

Enforcement requirements for a subsea well

containment
system that can respond to a deepwater well control

incident in the U.S. Gulf of Mexico.

For additional
information, see Note 3—Variable Interest Entities, in the Notes to Consolidated Financial Statements.

Subsea Well Response Project (SWRP)
In 2011, we, along with several leading oil and gas companies,

launched the SWRP, a non-profit organization
based in Stavanger, Norway, which was created to enhance the industry’s capability to respond to international subsea well control incidents.

Through collaboration with Oil Spill

Response Limited, a non-profit
organization in the U.K., subsea well intervention equipment is available for the industry to use in the

event of
a subsea well incident.

This complements the work being

undertaken in the U.S.

by MWCC and provides well
capping and containment capability outside the U.S.

Oil Spill Response Removal Organizations (OSROs)
We

maintain memberships in several

OSROs across the globe as a key element of our preparedness

program in
addition to internal response resources.

Many of the OSROs are not-for-profit cooperatives owned

by the
member companies wherein we may actively participate

as a member of the board of directors, steering
committee, work group or other supporting role.

Globally, our primary OSRO is Oil Spill Response Ltd.
based in the U.K., with facilities in several other countries and the ability to respond anywhere in the world.

In
North America, our primary OSROs include the Marine

Spill Response Corporation for the continental United

States and Alaska Clean Seas and Ship Escort/Response

Vessel

System for the Alaska North Slope and Prince
William Sound, respectively.

Internationally, we maintain memberships in various regional OSROs including the Norwegian Clean Seas Association for Operating Companies,

Australian Marine Oil Spill Center and
Petroleum Industry of Malaysia Mutual Aid Group.

Technology
We

have several technology programs that improve

our ability to develop unconventional

reservoirs, produce
heavy oil economically with less emissions, improve

the efficiency of our exploration program, increase
recoveries from our legacy fields, and implement sustainability measures.

Our Optimized Cascade
®

LNG liquefaction technology business

continues to be successful with the demand
for new LNG plants.

The technology has been licensed for use in 26

LNG trains around the world, with
feasibility studies ongoing for additional trains.

RESERVES

We

have not filed any information with

any other federal authority or agency with respect

to our estimated
total proved reserves at December 31, 2019.

No difference exists between our estimated total proved

reserves
for year-end 2018 and year-end 2017, which are shown

in this filing, and estimates of these reserves

shown in
a filing with another federal agency in 2019.

DELIVERY COMMITMENTS

We

sell crude oil and natural gas from our

producing operations under a variety of

contractual arrangements,
some of which specify the delivery of a fixed and determinable quantity.

Our commercial organization also
enters into natural gas sales contracts where the source

of the natural gas used to fulfill

the contract can be the
spot market or a combination of our reserves and the spot

market.

Worldwide, we are contractually committed
to deliver approximately 1.1 trillion cubic feet of natural

gas, including approximately 75 billion cubic feet
related to the noncontrolling interests of consolidated

subsidiaries, and 172 million barrels of crude oil

in the
future.

These contracts have various expiration dates

through the year 2030.

We expect to fulfill the majority
of these delivery commitments with proved developed

reserves.

In addition, we anticipate using PUDs and
spot market purchases to fulfill any remaining commitments.

See the disclosure on “Proved Undeveloped
Reserves” in the “Oil and Gas Operations” section

following the Notes to Consolidated Financial

Statements,
for information on the development of PUDs.

COMPETITION

We

compete with private, public and state-owned

companies in all facets of the E&P business.

Some of our
competitors are larger and have greater resources.

Each of our segments is highly competitive, with no single
competitor, or small group of competitors, dominating.

We

compete with numerous other companies in the

industry, including state-owned companies, to locate and
obtain new sources of supply and to produce oil, bitumen,

NGLs and natural gas in an efficient, cost-effective
manner.

Based on statistics published in the September

2, 2019, issue of the
Oil and Gas Journal , we were the
third-largest U.S.-based oil and gas company in worldwide

natural gas and liquids production and worldwide
liquids reserves in 2018.

We deliver our production into the worldwide commodity markets.

Principal
methods of competing include geological, geophysical

and engineering research and technology; experience
and expertise; economic analysis in connection with

portfolio management; and safely operating

oil and gas
producing properties.

GENERAL

At the end of 2019, we held a total of 942 active patents

in 50 countries worldwide, including 371

active U.S.
patents.

During 2019, we received 64 patents in the U.S.

and 90 foreign patents.

Our products and processes
generated licensing revenues of $69 million related

to activity in 2019.

The overall profitability of any
business segment is not dependent on any single patent,

trademark, license, franchise or concession.

Health, Safety and Environment

Our HSE organization provides tools and support to our

business units and staff groups to help them ensure
world class HSE performance.

The framework through which we safely manage our

operations, the HSE
Management System Standard, emphasizes process

safety, risk management, emergency preparedness and
environmental performance, with an intense focus on process

and occupational safety.

In support of the goal
of zero incidents, HSE milestones and criteria are established annually to drive strong safety and
environmental performance.

Progress toward these milestones and criteria

are measured and reported.

HSE
audits are conducted on business functions periodically, and improvement actions are established and tracked
to completion.

We have designed processes relating to sustainable development in our economic, environmental and social performance.

Our processes, related tools and requirements

focus on water,
biodiversity and climate change, as well as social

and stakeholder issues.

The environmental information contained in Management’s Discussion and Analysis of Financial Condition
and Results of Operations on pages 50 through 55 under

the captions “Environmental” and “Climate

Change”
is incorporated herein by reference.

It includes information on expensed and

capitalized environmental costs
for 2019 and those expected for 2020 and 2021.

Website Access to SEC Reports
Our internet website address is www.conocophillips.com
.

Information contained on our internet website is not
part of this report on Form 8-K.

Our Annual Reports on Form 10-K, Quarterly Reports

on Form 10-Q, Current Reports on Form 8-K

and any
amendments to these reports filed or furnished pursuant

to Section

13(a) or 15(d) of the Securities Exchange
Act of 1934 are available on our website, free of charge,

as soon as reasonably practicable after such

reports
are filed with, or furnished to, the SEC.

Alternatively, you may access these reports at the SEC’s website at
www.sec.gov .

Item 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

Management’s

Discussion and Analysis is the company’s analysis of its financial performance and of significant trends that may affect future performance.

It should be read in conjunction with the financial
statements and notes, and supplemental oil and gas

disclosures included elsewhere in this report.

It contains
forward-looking statements including, without limitation, statements relating

to the company’s plans,
strategies, objectives, expectations and intentions

that are made pursuant to the “safe harbor” provisions of
the Private Securities Litigation Reform Act of 1995.

The words “anticipate,” “estimate,” “believe,”
“budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,”

“will,”
“would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,”

“effort,” “target”
and similar expressions identify forward-looking statements.

The company does not undertake to update,
revise or correct any of the forward-looking information unless required to do so under the federal securities laws.

Readers are cautioned that such forward-looking statements should be read in conjunction with the company’s

disclosures under the heading: “CAUTIONARY STATEMENT FOR THE PURPOSES OF THE
‘SAFE HARBOR’ PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995,”
beginning on page 60.

The terms “earnings” and “loss” as used in Management’s Discussion and Analysis refer to net income (loss)
attributable to ConocoPhillips.

BUSINESS ENVIRONMENT AND EXECUTIVE

OVERVIEW

ConocoPhillips is an independent E&P company with

operations and activities in 17 countries.

Our diverse,
low cost of supply portfolio includes resource-rich unconventional plays in North America; conventional
assets in North America, Europe, Asia and Australia;

LNG developments; oil sands in Canada; and

an
inventory of global conventional and unconventional exploration prospects.

Headquartered in Houston, Texas,
at December 31, 2019, we employed approximately

10,400 people worldwide and had total assets

of $71
billion.

Overview

Global oil prices continued to be volatile in 2019.

Optimism about worldwide economic growth

during the
first quarter turned to pessimism in the second quarter

as trade disputes dampened growth forecasts.

At the
end of the second quarter, geopolitical tensions in the Middle East, threatening the safe passage of supertankers
carrying crude oil through the Persian Gulf, revived

oil prices.

Worldwide economic growth concerns returned
in the third quarter to depress prices, only to be reversed

again by geopolitical tensions in the Middle East,

as
oilfield infrastructure in Saudi Arabia was attacked,

temporarily disrupting approximately

five percent of the
world’s oil supply.

Production was restored relatively quickly, and prices settled in the fourth quarter.

Brent
crude averaged $64

per barrel in 2019, down nine percent from

the prior year.

Our business strategy
anticipates prices will remain volatile and is designed

to be resilient in lower price environments,

while
retaining upside during periods of higher prices.

Portfolio diversification and optimization,

a strong balance
sheet and disciplined capital investment have positioned

our company to navigate through volatile energy
cycles.

Our value proposition principles, namely, to focus on financial returns, maintain a strong balance sheet, deliver
compelling returns of capital, and expand cash flow

through disciplined capital investments, are

being
executed in accordance with our priorities for allocating

cash flows from the business.

These priorities are:
invest capital to sustain

production and pay our existing dividend; grow

our existing dividend; maintain debt at
a level we believe is sufficient to maintain a strong investment grade credit rating through price cycles; allocate
greater than 30 percent of our net cash provided by operating activities to share repurchases and dividends;
and,

invest capital in a disciplined fashion to grow our

cash from operations.

We believe our commitment to

our value proposition, as evidenced by the results discussed below, positions us for success in an environment
of price uncertainty and ongoing volatility.

In 2019, we successfully delivered on our priorities.

We achieved production growth of five percent on a total
BOE basis compared with the prior year, with higher value oil volumes growing eight percent.

Cash provided
by operating activities of $11.1 billion exceeded capital expenditures and investments of $6.6 billion.

After
repurchasing $3.5 billion of our common stock

and paying $1.5 billion of dividends to shareholders,

we ended
the year with cash, cash equivalents and restricted

cash totaling $5.4 billion and $3.0 billion of short-term
investments.

In October, we announced an increase to our quarterly

dividend of 38 percent to $0.42 per share
and announced planned 2020 share buybacks of $3 billion.

In February 2020, we announced 2020 operating

plan capital of $6.5 billion to $6.7 billion.

The plan includes
funding for ongoing development drilling programs, major

projects, exploration and appraisal activities, as
well as base maintenance.

Capital spend is expected to be

higher in the first quarter largely from winter
construction and exploration and appraisal drilling in

Alaska.

This guidance does not include capital for
acquisitions.

Key Operating and Financial Summary

Significant items during 2019 included the following:

●

Net cash provided by operating activities was $11.1

billion and exceeded capital expenditures and
investments of $6.6 billion.

●

Repurchased $3.5 billion of shares and paid $1.5 billion

in dividends, representing 45 percent of net
cash provided by operating activities.
●

Increased the quarterly dividend by 38 percent to $0.42

per share.
●

Achieved 100 percent total reserve replacement

and 117 percent organic replacement.
●

Underlying production, which excludes Libya and

the net volume impact from closed dispositions and
acquisitions of 51 MBOED in 2019 and 47 MBOED

in 2018, grew 5 percent.
●

Increased production from the Lower 48 Big 3 unconventionals—Eagle

Ford, Bakken and Permian
Unconventional—by 22 percent year-over-year.
●

Executed successful Alaska appraisal program; conducted

appraisal drilling and commissioned
infrastructure at Montney in Canada.
●

Completed Lower 48, Alaska and Argentina acquisitions;

awarded a 20-year extension of the
Indonesia Corridor Block PSC, with new terms.
●

Generated $3 billion in disposition proceeds; entered into

agreements to sell Australia-West assets for
$1.4 billion and Niobrara for $0.4 billion, both

subject to customary closing adjustments,

as well as
regulatory and other approvals.
●

Reduced asset retirement obligations and accrued environmental costs by $2.3 billion, primarily due to
closed and pending dispositions.

●

Ended the year with cash, cash equivalents and

restricted cash totaling $5.4 billion and short-term
investments of $3.0 billion.
●

Recognized a $296 million after-tax impairment related

to the sale of our Niobrara interests in the
Lower 48 segment.
●

Discontinued exploration activities in the Central

Louisiana Austin Chalk trend and recognized

$197
million after-tax in leasehold impairment and dry

hole expenses.

Operationally, we remain focused on safely executing our operating plan and maintaining capital and cost
discipline.

Production of 1,348 MBOED increased 5

percent or 65 MBOED in 2019 compared with 2018.

Production, excluding Libya, of 1,305 MBOED increased

5 percent or 63 MBOED.

Underlying production,
which excludes Libya and the net volume impact from closed

dispositions and acquisitions of 51 MBOED

in
2019 and 47 MBOED in 2018, is used to measure our ability

to grow production organically.

Our underlying
production grew 5 percent in 2019 to 1,254 MBOED from

1,195 MBOED in 2018.

On September 30, 2019, we completed the sale of two ConocoPhillips

U.K. subsidiaries to Chrysaor E&P
Limited for proceeds of $2.2 billion after interest

and customary adjustments.

In 2019, we recorded a $1.7
billion before-tax and $2.1 billion after-tax gain associated with this transaction.

Together the subsidiaries
sold our indirectly held exploration and production assets

in the U.K.,

including $1.8 billion of ARO.

Annualized average production associated with the U.K. assets sold was 50 MBOED in 2019.

Reserves
associated with the U.K. assets sold were 84 MMBOE

at the time of disposition.

Results of operations for the
U.K. are reported within our Europe,

Middle East and North Africa segment.

In the second quarter of 2019, we completed the sale of

our 30 percent interest in the Greater Sunrise

Fields to
the government of Timor-Leste for $350 million and recognized an after-tax gain of $52 million.

No
production or reserve impacts were associated with

the sale.

The Greater Sunrise Fields were included in our
Asia Pacific segment.

In October 2019, we entered into an agreement to sell

the subsidiaries that hold our Australia-West assets and
operations to Santos for $1.39 billion, plus customary

adjustments, with an effective date of January 1, 2019.

In addition, we will receive a payment of $75 million upon

final investment

decision of the Barossa
development project.

These subsidiaries hold our 37.5 percent interest

in the Barossa Project and Caldita
Field, our 56.9 percent interest in the Darwin LNG Facility

and Bayu-Undan Field, our 40 percent interest in
the Greater Poseidon Fields, and our 50 percent interest

in the Athena Field.

This transaction is expected to be
completed in the first quarter of 2020, subject to regulatory approvals and the satisfaction of other specific
conditions precedent.

In 2019, production associated with the Australia-West assets to be sold was 48
MBOED.

Year-end 2019 reserves associated with these assets were 17 MMBOE.

We will retain our 37.5
percent interest in the Australia Pacific LNG project

and operatorship of that project’s LNG facility.

Results
of operations for the subsidiaries to be sold are reported

within our Asia Pacific segment.

In the fourth quarter of 2019, we signed an agreement

to sell our interests in the Niobrara shale play

for $380
million, plus customary adjustments,

and overriding royalty interests in certain future

wells.

We

recorded an
after-tax impairment of $296 million in the fourth quarter

of 2019 to reduce the carrying value to fair value.

In
2019, production from Niobrara was 11 MBOED.

Year-end 2019 reserves associated with the Niobrara assets
to be sold were 14 MMBOE.

This transaction is subject to regulatory approval

and other conditions precedent
and is expected to close in the first quarter of 2020.

The Niobrara results of operations are reported

within our
Lower 48 segment.

For more information regarding the accounting impacts of

these transactions, see Note 5—Asset Acquisitions
and Dispositions,

in the Notes to Consolidated Financial

Statements.

Business Environment

Brent crude oil prices averaged $64 per barrel in 2019,

ranging from a low of $53 per barrel in January

to a
high of almost $75 per barrel in April.

The energy industry has periodically experienced

this type of volatility
due to fluctuating supply-and-demand conditions and such

volatility may persist for the foreseeable future.

Commodity prices are the most significant factor impacting

our profitability and related reinvestment of
operating cash flows into our business.

Our strategy is to create value through price cycles by

delivering on
the foundational principles that underpin our value proposition;

focus on financial returns through cash flow
expansion, maintain balance sheet strength and deliver peer-leading distributions.

Operational and Financial Factors Affecting Profitability

The focus areas we believe will drive our success through

the price cycles include:

●

Maintain a relentless focus on safety and environmental

stewardship.

Safety and environmental
stewardship, including the operating integrity of our

assets, remain our highest priorities, and we

are
committed to protecting the health and safety of

everyone who has a role in our operations and

the
communities in which we operate.

We

strive to conduct our business with

respect and care for both
the local and global environment and systematically

manage risk to drive sustainable business growth.

Demonstrating our commitment to sustainability

and environmental stewardship, on November

2017,

we announced our intention to target a 5 to 15 percent reduction in our GHG emission

intensity by 2030.

In December 2018, we became a founding

member of the Climate Leadership
Council (CLC), an international policy institute founded

in collaboration with business and
environmental interests to develop a carbon dividend

plan.

Participation in the CLC provides another
opportunity for ongoing dialogue about carbon pricing

and framing the issues in alignment with our
public policy principles.

We also belong to and fund Americans For Carbon Dividends, the education and advocacy branch of the CLC.

In early 2019, we issued our first

stand-alone Climate-related Risk
Report and incorporated this into our website during

our annual Sustainability Report update.

Our
sustainability efforts continued through 2019 with a focus on advancing our action plans for climate
change, biodiversity, water and human rights.

We

are committed to building a learning organization
using human performance principles as we relentlessly

pursue improved HSE and operational
performance.

●

Focus on financial returns.

This is a core principle of our value proposition.

Our goal is to achieve
strong financial returns by exercising capital discipline,

controlling our costs, and continually
optimizing our portfolio.

o

Maintain capital allocation discipline.

We participate in a commodity price-driven and
capital-intensive industry, with varying lead times from when an investment decision is made
to the time an asset is operational and generates cash

flow.

As a result, we must invest
significant capital dollars to explore for new oil and

gas fields, develop newly discovered
fields, maintain existing fields, and construct pipelines

and LNG facilities.

We

allocate
capital across a geographically diverse, low cost of

supply resource base, which combined
with legacy assets results in low production decline.

Cost of supply is the WTI equivalent
price that generates a 10 percent after-tax return on a point-forward and fully burdened basis.

Fully burdened includes capital infrastructure, foreign

exchange, price related inflation and
G&A.

In setting our capital plans, we exercise a rigorous

approach that evaluates projects
using this cost of supply criteria, which should

lead to value maximization and cash flow
expansion using an optimized investment pace, not production growth for growth’s sake.

Additional capital may be allocated toward growth,

but discipline will be maintained.

Our
cash allocation priorities call for the investment

of sufficient capital to sustain production and
pay the existing dividend.

In February 2020, we announced 2020 operating

plan capital of $6.5 billion to $6.7 billion.

The plan includes funding for ongoing development

drilling programs, major projects,
exploration and appraisal activities, as well as base maintenance.

Capital spend is expected to
be higher in the first quarter largely from winter construction and exploration and appraisal
drilling in Alaska.

This guidance does not include capital for acquisitions.

o

Control costs and expenses.

Controlling operating and overhead

costs, without compromising
safety and environmental stewardship, is a high priority.

We

monitor these costs using
various methodologies that are reported to senior management monthly, on both an absolute-
dollar basis and a per-unit basis.

Managing operating and overhead costs

is critical to
maintaining a competitive position in our industry, particularly in a low commodity price
environment.

The ability to control our operating and overhead

costs impacts our ability to
deliver strong cash from operations.

In 2019, our production and operating expenses

were
two percent higher than 2018, primarily due to costs associated with higher production
volumes, which grew five percent during the same

period.

o

Optimize our portfolio.

We continue to optimize our asset portfolio to focus on low cost of supply assets that support our strategy.

In 2019, we continued to dispose of

or market certain
non-core assets, including the U.K.,

Australia-West and our Niobrara assets

in the Lower 48.

Additions to the portfolio were made in the Lower 48 with

bolt-on interests and acreage
acquisitions, in Alaska with the Nuna discovery acreage

acquisition, and internationally with
entrance into Argentina’s Neuquén and Austral Basins.

We

will continue to evaluate our
assets to determine whether they compete for capital

within our portfolio and will optimize
the portfolio as necessary, directing capital towards the most competitive investments.

●

Maintain balance sheet strength.

We

believe balance sheet strength is critical in a cyclical

business
such as ours.

Our strong operating performance buffered by a solid balance sheet enables us to deliver
on our priorities through the price cycles.

Our priorities include execution of our development plans,
maintaining a growing dividend,

and repurchasing shares on a dollar cost average basis.

●

Return value to shareholders.

We believe in delivering value to our shareholders via a growing, sustainable dividend supplemented by share repurchases.

In 2019, we paid dividends on our common
stock of approximately $1.5 billion and repurchased

$3.5 billion of our common stock.

Combined,
our dividend and repurchases represented 45 percent of

our net cash provided by operating activities.

Since we initiated our current share repurchase program

in late 2016, we have repurchased $9.6

billion
of shares.

Additionally, as of December 31, 2019, $5.4 billion of repurchase authority remained of the
$15 billion share repurchase program our Board of Directors

had authorized.

In February 2020, we
announced that the Board of Directors approved an increase

to our repurchase authorization from $15
billion to $25 billion, to support our plan for future share repurchases.

Whether we undertake these
additional repurchases is ultimately subject to numerous

considerations, including market conditions
and other factors.

See Risk Factors beginning on page 21 in

our 2019 Annual Report on Form 10-K
“Our ability to declare and pay dividends and repurchase

shares is subject to certain considerations.”

In October 2019, we announced that our Board of Directors

approved an increase to our quarterly
dividend of 38 percent to $0.42 per share.

●

Add to our proved reserve base.

We primarily add to our proved reserve base in three ways:

o

Successful exploration, exploitation and development

of new and existing fields.
o

Application of new technologies and processes

to improve recovery from existing fields.
o

Purchases of increased interests in existing fields and bolt-on acquisitions.

Proved reserve estimates require economic production

based on historical 12-month, first-of-month,
average prices and current costs.

Therefore, our proved reserves generally increase

as prices rise and
decrease as prices decline.

Reserve replacement represents the net change in

proved reserves, net of
production, divided by our current year production,

as shown in our supplemental reserve table
disclosures.

In 2019, our reserve replacement, which included

a net decrease of 0.1 billion BOE from
sales and purchases, was 100 percent.

Increased crude oil reserves accounted

for approximately 55
percent of the total change in reserves. Our organic reserve replacement, which excludes the impact of
sales and purchases, was 117 percent in 2019.

Approximately 50 percent of organic reserve additions
were from Lower 48 unconventional assets.

The remaining additions were evenly distributed across
the other operating segments.

In the five years ended December 31, 2019, our reserve

replacement was negative 34 percent,
reflecting the impact of asset dispositions and lower

prices during that period.

Our organic reserve
replacement during the five years ended December

31, 2019, which excludes a decrease of 2.0 billion
BOE related to sales and purchases, was 40 percent,

reflecting development activities as

well as lower
prices during that period.

Historically, our reserve replacement has varied considerably year to year contingent upon the timing

of major projects which may have long lead times between

capital investment and production.

In the
last several years, more of our capital has been

allocated to short cycle time, onshore, unconventional
plays.

Accordingly, we believe our recent success in replacing reserves can be viewed on a trailing
three-year basis.

In the three years ended December 31, 2019, our reserve

replacement was 23 percent, reflecting the
impact of asset dispositions during that period.

Our organic reserve replacement during the three
years ended December 31, 2019, which excludes a

decrease of 1.8 billion BOE related to sales and
purchases, was 143 percent, reflecting reserve additions

from development activities.

Access to additional resources may become increasingly

difficult as commodity prices can make
projects uneconomic or unattractive.

In addition, prohibition of direct investment

in some nations,
national fiscal terms, political instability, competition from national oil companies, and lack of access
to high-potential areas due to environmental or other

regulation may negatively impact our ability

to
increase our reserve base.

As such, the timing and level at which we add

to our reserve base may, or
may not, allow us to replace our production over

subsequent years.

●

Apply technical capability.

We leverage our knowledge and technology to create value and safely deliver on our plans.

Technical strength is part of our heritage and allows us to economically convert
additional resources to reserves, achieve greater operating

efficiencies and reduce our environmental
impact.

Companywide, we continue to evaluate

potential solutions to leverage knowledge of
technological successes across our operations.

We

have embraced the digital transformation

and are using digital innovations to work and

operate
more efficiently.

Predictive analytics have been adopted

in our operations and planning process.

Artificial intelligence, machine learning and deep

learning are being used for seismic advancements.

●

Attract, develop and retain a talented work force.

We strive to attract, develop and retain individuals
with the knowledge and skills to implement our business

strategy and who support our values and
ethics.

We

offer university internships across multiple disciplines

to attract the best early career
talent.

We

also recruit experienced hires to fill critical skills

and maintain a broad range of expertise
and experience.

We promote continued learning, development and technical training through structured development programs designed to enhance

the technical and functional skills of our
employees.

Other Factors Affecting Profitability

Other significant factors that can affect our profitability

include:

●

Energy commodity prices.

Our earnings and operating cash flows generally correlate

with industry
price levels for crude oil and natural gas.

Industry price levels are subject to factors

external to the
company and over which we have no control, including

but not limited to global economic health,
supply disruptions or fears thereof caused by civil

unrest or military conflicts, actions taken by

OPEC,
environmental laws, tax regulations, governmental policies

and weather-related disruptions.

The
following graph depicts the average benchmark prices

for WTI crude oil, Brent crude oil and U.S.
Henry Hub natural gas:

Brent crude oil prices averaged $64.30 per barrel

in 2019, a decrease of 9 percent compared with
$71.04 per barrel in 2018.

Similarly, WTI crude oil prices decreased 12 percent from $64.92 per barrel in 2018 to $57.02 per barrel in 2019.

Crude oil prices weakened year over year

primarily due to
ample global supplies and a decelerating global economy.

Henry Hub natural gas price averages decreased 15

percent from $3.09 per MMBTU in 2018 to $2.63
per MMBTU in 2019.

Natural gas prices weakened in 2019

versus the prior year due to strong
production, while demand growth was dampened

by mild weather.

Our realized NGL prices decreased 34 percent from

$30.48 per barrel in 2018 to $20.09 per barrel in
2019.

NGL prices weakened year over year due

to strong supply growth with only moderate demand
growth.

Our realized bitumen price increased 42 percent

from $22.29 per barrel in 2018 to $31.72 per barrel in
2019.

Curtailment orders imposed by the Alberta Government,

which limited production from the
province starting January 2019, provided strength to the

WCS differential to WTI at Hardisty.

We
continue to optimize bitumen price realizations through

the utilization of downstream transportation
solutions and implementation of alternate blend

capability which results in lower diluent costs.

Our worldwide annual average realized price decreased

9 percent from $53.88

per BOE in 2018 to
$48.78

per BOE in 2019 due to lower realized

oil, natural gas and NGL prices.

North America’s energy supply landscape has been transformed from one of resource scarcity to one
of abundance.

In recent years, the use of hydraulic fracturing

and horizontal drilling in
unconventional formations has led to increased industry

actual and forecasted crude oil and natural

gas production in the U.S.

Although providing significant short- and long-term

growth opportunities
for our company, the increased abundance of crude oil and natural gas due to development of
unconventional plays could also have adverse financial

implications to us, including: an extended
period of low commodity prices; production curtailments;

and delay of plans to develop areas such as
unconventional fields.

Should one or more of these events occur, our revenues would be reduced,

and
additional asset impairments might be possible.

●

Impairments.

We

participate in a capital-intensive industry.

At times, our PP&E and investments
become impaired when, for example, commodity

prices decline significantly for long periods

of time,
our reserve estimates are revised downward, or a decision

to dispose of an asset leads to a write-down
to its fair value.

We may also invest large amounts of money in exploration which, if exploratory drilling proves unsuccessful, could lead to a material

impairment of leasehold values.

As we optimize
our assets in the future, it is reasonably possible we

may incur future losses upon sale or

impairment
charges to long-lived assets used in operations, investments in nonconsolidated entities accounted for
under the equity method, and unproved properties.

A sustained decline in the current and long-term
outlook on gas price could affect the carrying value of certain

Lower 48 non-core gas assets and it is
reasonably possible this could result in a future non-cash impairment.

For additional information on
our impairments in 2019, 2018 and 2017, see Note 9—Impairments,

in the Notes to Consolidated
Financial Statements.

●

Effective tax rate.

Our operations are in countries with different

tax rates and fiscal structures.

Accordingly, even in a stable commodity price and fiscal/regulatory environment, our overall
effective tax rate can vary significantly between periods based on the “mix” of before-tax earnings
within our global operations.

●

Fiscal and regulatory environment.

Our operations can be affected by changing economic,

regulatory
and political environments in the various countries in

which we operate, including the U.S.

Civil
unrest or strained relationships with governments may

impact our operations or investments.

These
changing environments could negatively impact

our results of operations, and further changes

to
increase government fiscal take could have a negative

impact on future operations.

Our management
carefully considers the fiscal and regulatory environment

when evaluating projects or determining the
levels and locations of our activity.

Outlook

Full-year 2020 production is expected to be 1,230 MBOED

to 1,270 MBOED, including the impact of a recent
third-party pipeline outage on the Kebabangan Field in Malaysia.

First-quarter 2020 production is expected to
be 1,240 MBOED to 1,280 MBOED.

Production guidance for 2020 excludes Libya.

Operating Segments

We

manage our operations through six operating

segments, which are primarily defined by geographic

region:
Alaska; Lower 48; Canada; Europe, Middle East and North

Africa; Asia Pacific and Other International.

Corporate and Other represents costs not directly

associated with an operating segment, such as

most interest
expense, premiums incurred on the early retirement

of debt, corporate overhead, certain technology

activities,
as well as licensing revenues.

Our key performance indicators, shown in the statistical

tables provided at the beginning of the operating
segment sections that follow, reflect results from our operations, including commodity prices and production.

RESULTS OF OPERATIONS
Effective with the third quarter of 2020, we have restructured our segments to align with changes to our internal organization.

The Middle East business was realigned from the Asia Pacific and Middle East segment to the Europe and North Africa segment.

The segments have been renamed the Asia Pacific segment and the
Europe, Middle East and North Africa segment.

We have revised segment information disclosures and
segment performance metrics presented within our results of operations for the current and prior years.
Consolidated Results
A summary of the company’s net income (loss) attributable to ConocoPhillips by business segment follows:
Millions of Dollars
Years

Ended December 31
2019 2018 2017
Alaska $ 1,520 1,814 1,466
Lower 48 436 1,747 (2,371)
Canada 279 63 2,564
Europe, Middle East and North Africa 3,170 2,594 1,116
Asia Pacific 1,483 1,342 (1,661)
Other International 263 364 167
Corporate and Other 38 (1,667) (2,136)
Net income (loss) attributable to ConocoPhillips $ 7,189 6,257 (855)

2019 vs. 2018

Net income attributable to ConocoPhillips increased $932

million in 2019.

The increase was mainly due to:

●

A $2.1 billion after-tax gain associated with the completion of the sale of two ConocoPhillips U.K.
subsidiaries to Chrysaor E&P Limited.

●

An unrealized gain of $649 million after-tax on our Cenovus

Energy (CVE) common shares in 2019,
as compared to a $436 million after-tax unrealized loss

on those shares in 2018.
●

Higher crude oil sales volumes due to growth in the

Lower 48 unconventionals and from the
acquisition of incremental interests in operated assets

in Alaska during the second and fourth

quarters
of 2018.

●

The absence of premiums on early debt retirements

totaling $195 million after-tax.
●

A $164 million income tax benefit related to deepwater

incentive tax credits recognized for Malaysia
Block G.
●

A $151 million income tax benefit related to the revaluation of deferred tax assets following
finalization of rules relating to the 2017 Tax Cuts and Jobs Act.

These increases in net income were partly offset by:

●

Lower realized crude oil, natural gas and NGL prices.
●

The absence of a $774 million after-tax gain on the

Clair disposition in the U.K.
●

A $296 million after-tax impairment related to the

sale of our Lower 48 Niobrara interests.
●

Lower equity in earnings of affiliates due to $120 million

of impairments to equity method
investments in our Lower 48 segment and a $118 million reduction in equity earnings at QG3 in our
Europe, Middle East and North Africa segment due

to a deferred tax adjustment.
●

Higher exploration expenses, primarily in our Lower

48 segment due to $197

million after-tax of
leasehold impairment and dry hole costs associated

with our decision to discontinue exploration
activities in the Central Louisiana Austin Chalk

trend.

2018 vs. 2017

Net income attributable to ConocoPhillips increased $7,112

million

in 2018.

The increase was mainly due to:

●

Higher realized commodity prices on a more liquids-weighted

portfolio.
●

The absence of a combined $2.5 billion after-tax impairment

related to the sale of our interests in the
San Juan Basin and the marketing of our Barnett asset,

recognized in the second quarter of 2017.
●

The absence of a $2.4 billion before- and after-tax impairment of our equity investment in Australia
Pacific LNG Pty Ltd (APLNG), recognized in the

second quarter of 2017.
●

Recognition of $774 million after-tax gain on the Clair disposition in the United Kingdom, in the
fourth quarter of 2018.
●

Lower depreciation, depletion and amortization (DD&A)

expense, mainly due to lower unit-of-
production rates from reserve revisions and disposition

impacts.
●

Recognition of $417 million after-tax in other income

from a settlement agreement with PDVSA

in
2018.

●

Lower exploration expenses, primarily due to the

absence of first quarter 2017 charges in our Lower
48 and Other International segments.
●

Lower interest and debt expense because of a lower debt

balance.
●

Higher equity earnings in QG3 and APLNG, primarily

due to higher realized LNG prices, partly

offset
by the absence of volumes in 2018 related to the disposition of our interest in the FCCL Partnership in
Canada in 2017.

These increases in net income were partly offset by:

●

The absence of $1.6 billion in after-tax gains related to the sale of certain Canadian assets in 2017.
●

The absence of a $996 million deferred tax benefit

related to the disposition of certain Canadian
assets, recognized in the first quarter of 2017.
●

The absence of deferred tax benefits totaling $852

million related to the Tax Legislation enacted on
December 22, 2017.
●

An unrealized loss of $437 million on our Cenovus Energy

common shares in 2018.

●

The absence of a $337 million after-tax award, including interest,

from an arbitration settlement with
The Republic of Ecuador in 2017.

Income Statement Analysis

2019 vs. 2018

Sales and other operating revenues decreased 11 percent in 2019, mainly due to lower realized crude oil,
natural gas and NGL prices, partly offset by higher sales volumes of crude oil in the Lower 48 and Alaska.

Equity in earnings of affiliates decreased $295 million in 2019,

primarily due to impairments of equity method
investments in our Lower 48 segment totaling $155 million.

Additionally, equity earnings decreased $118
million resultant from a deferred tax adjustment at

QG3,

reported in our Europe, Middle East and North

Africa
segment.

For more information related to these

items, see Note 3—Variable Interest Entities and Note 5—
Asset Acquisitions and Dispositions, in the Notes

to Consolidated Financial Statements.

Gain on dispositions increased $903 million in 2019, primarily due to a $1.7 billion

before-tax gain associated
with the completion of the sale of two ConocoPhillips

U.K. subsidiaries to Chrysaor E&P Limited.

Partly
offsetting this increase, was the absence of a $715 million

before-tax gain on the sale of a ConocoPhillips
subsidiary to BP in 2018, which held 16.5 percent of

our 24 percent interest in the BP-operated Clair

Field in
the U.K.

For additional information related to these dispositions,

see Note 5—Asset Acquisitions and
Dispositions, in the Notes to Consolidated Financial

Statements.

Other income increased $1,185 million in 2019, primarily

due to an unrealized gain of $649 million before-tax
on our CVE common shares in 2019, and the absence

of a $437 million before-tax unrealized loss on those
shares in 2018.

For discussion of our CVE shares, see

Note 7—Investment in Cenovus Energy, in the Notes to
Consolidated Financial Statements.

Purchased commodities decreased 17 percent in 2019, primarily due to lower natural gas and crude oil prices.

Selling, general and administrative expenses increased $155

million in 2019, primarily due to higher costs
associated with compensation and benefits, including mark

to market impacts of certain key employee
compensation programs, and increased facility costs.

Exploration expenses increased $374 million in 2019,

primarily due to higher leasehold impairment

and dry
hole costs, mainly in our Lower 48 segment,

and higher exploration G&A expenses.

In 2019, we recorded a
$141 million before-tax leasehold impairment expense

due to our decision to discontinue exploration

activities
in the Central Louisiana Austin Chalk trend and expensed

$111 million of dry hole costs related to this play.

Impairments increased $378 million in 2019, mainly due

to a $379 million before-tax impairment related

to the
sale of our Niobrara interests in the Lower 48 segment.

For additional information, see Note 5—Asset
Acquisitions and Dispositions and Note 9—Impairments,

in the Notes to Consolidated Financial Statements.

Other expenses decreased $310 million in 2019, primarily

due to the absence of a $206 million before-tax
expense for premiums on early debt retirements and lower

pension settlement expense.

See Note 19—Income Taxes, in the Notes to Consolidated Financial Statements,

for information regarding our
income tax provision (benefit) and effective tax rate.

2018 vs. 2017

Sales and other operating revenues increased 25 percent

in 2018, due to higher realized commodity

prices,
mainly crude oil, on a portfolio with a higher mix

of crude oil and less of bitumen and natural gas.

Partly
offsetting this increase, were lower natural gas volumes sold due to 2017 dispositions in the Lower 48 and
Canada.

Equity in earnings of affiliates increased $302 million

in 2018.

The increase in equity earnings was primarily
due to higher earnings from QG3 and APLNG

as a result of higher LNG prices for both affiliates and higher oil prices in QG3.

Partly offsetting this increase, was the absence of equity

in earnings resulting from the
disposition of our investment in the FCCL Partnership

in 2017.

Gain on dispositions decreased $1,114 million in 2018.

The decrease was primarily due to the absence

of a
$2.1 billion before-tax gain on the sale of certain Canadian assets recognized in 2017, partly offset by a $715
million before-tax gain recognized in the fourth quarter

of 2018 on the sale of a ConocoPhillips

subsidiary to
BP, which

held 16.5 percent of our 24 percent interest

in the BP-operated Clair Field in the United

Kingdom.

For additional information concerning gain on dispositions,

see Note 5—Asset Acquisitions and Dispositions,
in the Notes to Consolidated Financial Statements.

Other income decreased $356 million in 2018, mainly

due to a $437 million unrealized loss on our

Cenovus
Energy common shares in 2018 and the absence of a $337

million arbitration settlement, including interest,
with The Republic of Ecuador in 2017.

Partly offsetting the decrease, was $430 million

before-tax from a
settlement agreement with PDVSA in 2018.

For discussion of our Cenovus Energy shares, see Note 7—Investment in Cenovus Energy, in the Notes to
Consolidated Financial Statements.

For discussion of our Ecuador and PDVSA settlements,

see Note 13—
Contingencies and Commitments, in the Notes

to Consolidated Financial Statements.

Purchased commodities increased 15 percent in 2018,

mainly due to higher crude oil volumes purchased

and
higher crude oil prices.

Production and operating expenses increased 1 percent

in 2018, primarily due to costs associated

with higher
underlying production volumes as well as higher maintenance

and wellwork, largely offset by the absence of
costs resulting from 2017 dispositions in our Canada

and Lower 48 segments.

Exploration expenses decreased $565 million in 2018, primarily as a result of lower dry hole costs, leasehold
impairment expense and other exploration expenses.

Dry hole costs were reduced primarily due to the absence

of before-tax charges of $288 million for multiple
Shenandoah wells in the deepwater Gulf of Mexico,

including wells previously suspended.

These charges
were reflected in our Lower 48 segment during 2017.

Leasehold impairment expense was reduced mainly due

to the absence of before-tax charges of $51 million

for
Shenandoah and $38 million for certain Lower 48

mineral assets, both recognized in 2017.

Other exploration expenses were reduced mainly

due to the absence of a $43 million before-tax charge

for the
cancellation of our Athena drilling rig contract and

other rig stacking costs in our Other International

segment
in 2017.

For additional information on leasehold impairments

and other exploration expenses, see Note 8—Suspended
Wells and Other Exploration Expenses, and Note 9—Impairments, in the Notes to Consolidated

Financial
Statements.

DD&A decreased $889 million in 2018, mainly due to lower

unit-of-production rates from positive reserve
revisions and impacts from the 2017 dispositions in our

Canada and Lower 48 segments, partly

offset by
increased underlying production volumes.

Impairments decreased $6.6 billion in 2018, mainly due

to the absence of 2017 impairments of

$3.9 billion
before-tax related to our former interests in the San

Juan Basin and the Barnett, both in our Lower

48 segment,
as well as a $2.4 billion before-

and after-tax impairment of our equity investment

in APLNG.

For additional
information, see Note 6—Investments, Loans and Long-Term Receivables and Note 9—Impairments,

in the
Notes to Consolidated Financial Statements.

Taxes other than income taxes increased $239 million in 2018, primarily due to higher production taxes in
Alaska and the Lower 48 corresponding with

higher realized commodity prices.

Interest and debt expense decreased $363 million

in 2018, primarily due to lower debt balances.

See Note 19—Income Taxes, in the Notes to Consolidated Financial Statements,

for information regarding our
income tax provision (benefit) and effective tax rate.

Summary Operating Statistics
2019 2018 2017
Average Net Production
Crude oil (MBD)
Consolidated Operations 692 639 585
Equity affiliates 13 14 14
Total crude oil 705 653 599
Natural gas liquids (MBD)
Consolidated Operations 107 95 104
Equity affiliates 8 7 7
Total natural gas liquids 115 102 111
Bitumen (MBD)
Consolidated Operations 60 66 59
Equity affiliates 63
Total bitumen 60 66 122
Natural gas (MMCFD)
Consolidated Operations 1,753 1,743 2,263
Equity affiliates 1,052 1,031 1,007
Total natural gas 2,805 2,774 3,270
Total Production

(MBOED)
1,348 1,283 1,377
Dollars Per Unit
Average Sales Prices

Crude oil (per bbl)
Consolidated Operations $ 60.98 68.03 51.89
Equity affiliates 61.32 72.49 54.76
Total crude oil 60.99 68.13 51.96
Natural gas liquids (per bbl)
Consolidated Operations 18.73 29.03 24.21
Equity affiliates 36.70 45.69 38.74
Total natural gas liquids 20.09 30.48 25.22
Bitumen (per bbl)
Consolidated Operations 31.72 22.29 21.43
Equity affiliates 23.83
Total bitumen 31.72 22.29 22.66
Natural gas (per mcf)
Consolidated Operations 4.25 5.40 3.97
Equity affiliates 6.29 6.06 4.27
Total natural gas 5.03 5.65 4.07
Millions of Dollars
Worldwide Exploration Expenses
General and administrative; geological and geophysical,
lease rental, and other $ 322 274 368
Leasehold impairment 221 56 136
Dry holes 200 39 430
$ 743 369 934

We

explore for, produce, transport and market crude oil, bitumen,

natural gas, LNG and NGLs on a worldwide
basis.

At December 31, 2019, our operations were producing

in the U.S., Norway, Canada, Australia, Timor-
Leste, Indonesia, China, Malaysia, Qatar and Libya.

2019 vs. 2018

Total production, including Libya, of 1,348 MBOED increased 65 MBOED or 5 percent in 2019 compared
with 2018, primarily due to:

●

New wells online in the Lower 48.
●

An increased interest in the Western North Slope (WNS) and Greater Kuparuk Area (GKA)

of Alaska
following acquisitions closed in 2018.

●

Higher production in Norway due to drilling activity

and the startup of Aasta Hansteen in December
2018.

The increase in production during 2019 was partly offset by:

●

Normal field decline.
●

Disposition impacts from the U.K. and non-core

asset sales in the Lower 48.

Production excluding Libya was 1,305 MBOED in

2019 compared with 1,242 MBOED in 2018,

an increase of
63 MBOED or 5 percent.

Underlying production, which excludes Libya and

the net volume impact from
closed dispositions and acquisitions of 51 MBOED in

2019 and 47 MBOED in 2018, is used to measure

our
ability to grow production organically.

Our underlying production grew 5 percent to 1,254

MBOED in 2019
from 1,195 MBOED in 2018.

2018 vs. 2017

Total production, including Libya, of 1,283 MBOED decreased 7 percent in 2018 compared with 2017,
primarily due to:

• Disposition impacts from asset sales in Canada and the Lower 48 in 2017.
• Normal field decline.
• Higher unplanned downtime, including a third-party pipeline outage in Malaysia in 2018.

The decrease in production during 2018 was partly

offset by:

• New wells online, primarily from tight oil plays in the Lower 48 and Malikai in Malaysia.
• Improved drilling and well performance in Alaska, Norway, Lower 48 and China.
• The continued rampup in Libya.

Production excluding Libya was 1,242 MBOED in

2018 compared with 1,356 MBOED in 2017.

The volume
from closed dispositions was approximately 200 MBOED

in 2017 and 15 MBOED in 2018.

The volume from
acquisitions was less than 10 MBOED in 2018.

Our underlying production, which excludes the full-year
impact of

acquisitions, dispositions, and Libya, increased

over 5 percent in 2018 compared with 2017.

Alaska
2019 2018 2017
Net Income Attributable to ConocoPhillips

(millions of dollars)
$ 1,520 1,814 1,466
Average Net Production
Crude oil (MBD) 202 171 167
Natural gas liquids (MBD) 15 14 14
Natural gas (MMCFD) 7 6 7
Total Production

(MBOED)
218 186 182
Average Sales Prices

Crude oil (per bbl) $ 64.12 70.86 53.33
Natural gas (per mcf) 3.19 2.48 2.72

The Alaska segment primarily explores for, produces, transports and markets crude oil, NGLs and natural gas.

In 2019, Alaska contributed 25 percent of our consolidated

liquids production and less than 1 percent of our
natural gas production.

2019 vs. 2018

Alaska reported earnings of $1,520 million in 2019,

compared with earnings of $1,814 million in 2018.

The
decrease in earnings was mainly due to lower realized

crude oil prices and higher production and operating and
DD&A expenses associated with incremental volumes from

acquisitions completed during 2018.

Additionally, earnings were lower due to the absence of a $98 million tax valuation allowance reduction,

the
absence of a $79 million after-tax benefit resulting

from an accrual reduction due to a transportation

cost ruling
by the FERC,

and $62 million less in enhanced oil recovery

credits.

Partly offsetting these decreases in
earnings, were higher crude oil sales volumes due to

the GKA and WNS acquisitions completed

in 2018.

Average production increased 32 MBOED in 2019 compared with 2018, primarily due to acquisitions at GKA
and WNS in 2018, which provided an incremental

38 MBOED of production in 2019, as well

as volumes from
new wells online.

These production increases were partly

offset by normal field decline.

Acquisition Update
In the third quarter of 2019, we completed the Nuna discovery acreage acquisition for approximately $100
million, expanding the Kuparuk River Unit by 21,000 acres

and leveraging legacy infrastructure.

2018 vs. 2017

Alaska reported earnings of $1,814 million in 2018,

compared with earnings of $1,466 million in 2017.

The
increase in earnings was mainly due to higher realized crude oil prices.

Additionally, earnings were improved
due to the absence of a $110 million after-tax impairment related to our small interest in the Point Thomson
Unit, recognized in the first quarter of 2017; a $98 million reduction in tax valuation allowance, recognized in
the fourth quarter of 2018; lower DD&A expense from

reserve additions; and a $79 million after-tax benefit
resulting from an accrual reduction due to a transportation

cost ruling by the Federal Energy Regulatory
Commission (FERC), recorded in the first quarter of

2018.

Partly offsetting these increases in earnings, was
the absence of an $892 million tax benefit from the revaluation of allocated U.S. deferred taxes at a lower
federal statutory rate, in accordance with the Tax Legislation enacted in 2017.

Consolidated production increased 2 percent in 2018

compared with 2017, primarily due to improved

drilling
and well performance, 8 MBOED from acquisitions

in the Western North Slope and the Greater Kuparuk
Area, and the startup of GMT-1 in the fourth quarter

of 2018, partly offset by normal field decline.

Acquisitions
During the second quarter of 2018, we obtained regulatory

approvals and completed a transaction with
Anadarko Petroleum Corporation to acquire its 22 percent

nonoperated interest in the Western North Slope of
Alaska, as well as its interest in the Alpine Transportation Pipeline,

for $386 million, after customary
adjustments.

In 2018, our Alaska segment net production

included 7 MBOED associated with the additional
interest acquired.

In addition, we now have 100 percent interest

in approximately 1.2 million

acres of
exploration and development lands, including the Willow Discovery.

In December of 2018, we completed a transaction with BP

to acquire their nonoperated interest in the Kuparuk
Assets in Alaska, and to sell a ConocoPhillips subsidiary

to BP, which held 16.5 percent of our 24 percent
interest in the BP-operated Clair Field in the United

Kingdom.

In 2018, our Alaska segment net production
included 1 MBOED related to the additional interest acquired in the Greater Kuparuk Area.

See Note 5—
Asset Acquisitions and Dispositions in the Notes to

Consolidated Financial Statements, for additional
information.

Lower 48
2019 2018 2017
Net Income (Loss) Attributable to ConocoPhillips

(millions of dollars)
$ 436 1,747 (2,371)
Average Net Production
Crude oil (MBD) 266 229 180
Natural gas liquids (MBD) 81 69 69
Natural gas (MMCFD) 622 596 898
Total Production

(MBOED)
451 397 399
Average Sales Prices

Crude oil (per bbl) $ 55.30 62.99 47.36
Natural gas liquids (per bbl) 16.83 27.30 22.20
Natural gas (per mcf) 2.12 2.82 2.73

The Lower 48 segment consists of operations located in the

contiguous U.S.

and the Gulf of Mexico.

During
2019, the Lower 48 contributed 41 percent of our consolidated liquids production and 35 percent of our

natural
gas production.

2019 vs. 2018

Lower 48 reported earnings of $436 million

in 2019, compared with $1,747 million in 2018.

Earnings
decreased primarily due to lower realized crude oil,

NGL and natural gas prices; higher DD&A due

to
increased production volumes; a $301 million after-tax impairment of our Niobrara assets; higher exploration
expenses, primarily due to a combined $197 million

after-tax of leasehold impairment and dry hole costs
associated with our decision to discontinue exploration

activities in the Central Louisiana Austin Chalk; and
lower earnings in equity affiliates due to a combined $120

million after-tax of impairments associated with a
fair value reduction of our investment in MWCC

and the disposition of our interests in the Golden

Pass LNG
Terminal and Golden Pass Pipeline.

Partly offsetting the decrease in earnings were

increased crude oil and
NGL sales volumes in the Eagle Ford, Bakken and Permian

Unconventional.

For additional information related to our impairment

of MWCC, see Note 3—Variable Interest Entities in the
Notes to Consolidated Financial Statements.

For more information related to the sale of

our interests in
Golden Pass LNG Terminal and Golden Pass Pipeline, see Note 5—Asset Acquisitions

and Dispositions in the
Notes to Consolidated Financial Statements.

Total average production increased 54 MBOED in 2019 compared with 2018.

The increase was primarily due
to new production from unconventional assets in Eagle

Ford, Bakken and the Permian Basin, partly

offset by
normal field decline.

Additionally, production decreased by 10

MBOED due to non-core dispositions

in 2018.

Asset Dispositions

Update
In January 2019, we entered into agreements to

sell our 12.4 percent ownership interests in

the Golden Pass
LNG Terminal and Golden Pass Pipeline.

We have also entered into agreements to amend our contractual obligations for retaining use of the facilities.

As a result of entering into these agreements,

we recognized a
before-tax impairment of $60 million in the first quarter

of 2019 which is included in the “Equity in earnings
of affiliates” line on our consolidated income statement.

We

completed the sale in the second quarter of 2019.

See Note 15—Fair Value Measurement in the Notes to Consolidated Financial Statements, for additional information.

In the fourth quarter of 2019, we sold our interests in

the Magnolia field and platform and

recognized an

after-
tax gain of $63 million.

Production from Magnolia in 2019

was less than one MBOED.

In the fourth quarter of 2019, we signed an agreement

to sell our interests in the Niobrara shale

play for $380
million, plus customary adjustments,

and overriding royalty interests in certain future

wells.

We

recorded an
after-tax impairment of $301 million in the fourth quarter

to reduce the carrying value to fair value.

Production from Niobrara was approximately 11 MBOED

in 2019.

This transaction is subject to regulatory
approval and other conditions precedent and is expected

to close in the first quarter of 2020.

In January 2020, we entered into an agreement

to sell our interests in certain non-core properties

in the Lower
48 segment for $186 million, plus customary adjustments.

The assets met the held for sale criteria in January
2020 and the transaction is expected to be completed in

the first quarter of 2020.

No gain or loss is anticipated
on the sale.

This disposition will not have a significant

impact on Lower 48 production.

For additional information on these transactions,

see Note 5—Asset Acquisitions and Dispositions,

in the
Notes to Consolidated Financial Statements.

2018 vs. 2017

Lower 48 reported earnings of $1,747 million

in 2018, compared with a net loss of $2,371

million in 2017.

Earnings increased primarily due to the absence of

a combined $2.5 billion after-tax impairment related to

the
sale of our interests in the San Juan Basin and the marketing of our Barnett asset, recognized in the second
quarter of 2017; higher realized crude oil and NGL

prices; higher crude oil sales volumes;

lower DD&A
expense, primarily due to reserve additions and asset

disposition impacts, partly offset by higher underlying
volumes; lower exploration expenses and higher gain

on dispositions related to noncore asset

sales.

The
increase in earnings was partly offset by lower natural

gas sales volumes, primarily due to the disposition

of
our interests in the San Juan Basin in 2017.

In 2018, our average realized crude oil price of $62.99

per barrel was 3 percent less than WTI

of $64.92 per
barrel.

The differential was driven primarily by local market

dynamics in the Gulf Coast, Bakken and Permian
Basin.

Consolidated production decreased 1 percent in 2018

compared with 2017.

The decrease was mainly
attributable to normal field decline and disposition

impacts related to interests sold in the San

Juan Basin and

other noncore assets.

Adjusted for the impact of dispositions

of 82 MBOED in 2017, underlying production
increased approximately 25 percent in 2018 compared

with 2017, primarily due to new production from
unconventional assets in the Eagle Ford, Bakken and Permian

Basin.

Asset Dispositions
In the first quarter of 2018, we completed the sale

of certain properties in the Lower 48 segment

for net
proceeds of $112 million.

No gain or loss was recognized on the sale.

In the second quarter of 2018, we
completed the sale of a package of largely undeveloped acreage for net proceeds of $105 million.

No gain or
loss was recognized on the sale.

In the third quarter of 2018, we completed

a noncash exchange of
undeveloped acreage in the Lower 48 segment.

This transaction was recorded at fair value resulting

in the
recognition of a $44 million after-tax gain.

In the fourth quarter of 2018, we sold

several packages of
undeveloped acreage in the Lower 48 segment for total

net proceeds of $162 million and recognized

gains of
approximately $140 million.

In the fourth quarter of 2018, we completed the sale of

our interests in the Barnett to Lime Rock Resources

for
$196 million after customary adjustments.

Production associated with the Barnett

averaged 8 MBOED in
2018, of which approximately 55 percent was natural gas

and 45 percent was natural gas liquids.

After-tax
impairment charges of $69 million were recognized during

2018.

On July 31, 2017, we completed the sale of our interests

in the San Juan Basin for total proceeds

comprised of
$2.5 billion in cash after customary adjustments

and a contingent payment of up to $300

million.

The six-year
contingent payment, effective beginning January 1, 2018, is

due annually for the periods in which the monthly
U.S. Henry Hub price is at or above $3.20 per million

British thermal units.

During 2018, we recorded gains
on dispositions for these contingent payments

of $28 million.

On September 29, 2017, we completed the sale of

our interest in the Panhandle assets for $178

million in cash
after customary adjustments.

See Note 5—Asset Acquisitions and Dispositions in the

Notes to Consolidated Financial Statements, for
additional information.

Canada
2019 2018 2017
Net Income Attributable to ConocoPhillips
(millions of dollars) $ 279 63 2,564
Average Net Production
Crude oil (MBD) 1 1 3
Natural gas liquids (MBD) - 1 9
Bitumen (MBD)
Consolidated operations 60 66 59
Equity affiliates 63
Total bitumen 60 66 122
Natural gas (MMCFD) 9 12 187
Total Production

(MBOED)
63 70 165
Average Sales Prices

Crude oil (per bbl) $ 40.87 48.73 43.69
Natural gas liquids (per bbl) 19.87 43.70 21.51
Bitumen (dollars per bbl)*
Consolidated operations 31.72 22.29 21.43
Equity affiliates 23.83
Total bitumen 31.72 22.29 22.66
Natural gas (per mcf) 0.49 1.00 1.93
*Average

prices for sales of bitumen produced

during 2018 and 2019 excludes additional

value realized from

the purchase and sale

of third-
party volumes for optimization

of our pipeline capacity between

Canada and the U.S. Gulf Coast.

Our Canadian operations consist of the Surmont oil

sands development in Alberta and the

liquids-rich
Montney unconventional play in British Columbia.

In 2019, Canada contributed 7 percent

of our consolidated
liquids production and less than one percent of our consolidated natural gas production.

2019 vs. 2018

Canada operations reported earnings of $279 million

in 2019 compared with $63 million in 2018.

Earnings
increased mainly due to higher realized bitumen prices,

a $68 million tax benefit primarily comprised

of a
previously unrecognizable tax basis related to

a tax settlement, lower DD&A expense due to

lower rates from
reserve additions,

lower production and operating expenses,

and a $25 million tax benefit due to a four year
phased four percent reduction in Alberta’s corporate income tax rate.

Partly offsetting the increase in earnings
were lower sales volumes due to a planned turnaround

at Surmont,

lower production due to a mandated
production curtailment imposed by the Alberta government

in January 2019, and the absence of an $80 million
tax restructuring benefit.

Total average production decreased 7 MBOED in 2019 compared with 2018.

The production decrease was
primarily due to a turnaround at Surmont, which had an

annualized average impact of 3 MBOED, and a
mandated production curtailment imposed by the Alberta

government, which also impacted production by 3
MBOED.

The curtailment program is established and administered by

the Alberta Energy Regulator under the
Curtailment Rules regulation, which is currently set to

expire on December 31, 2020.

This program is
intended to strengthen the WCS differential to WTI at Hardisty.

Asset Disposition
On May 17, 2017, we completed the sale of our 50 percent

nonoperated interest in the FCCL Partnership, as
well as the majority of our western Canada gas assets

to Cenovus Energy.

Consideration for the transaction
was $11.0 billion in cash after customary adjustments, 208 million

Cenovus Energy common shares and a five
year uncapped contingent payment.

The contingent payment, calculated and paid on a

quarterly basis, is $6
million CAD for every $1 CAD by which the WCS quarterly

average crude price exceeds $52 CAD per barrel.

During 2019 and 2018, we recorded after-tax gains on dispositions for these contingent payments of $84
million and $68 million,

respectively.

See Note 5—Asset Acquisitions and Dispositions

in the Notes to
Consolidated Financial Statements, for additional information.

2018 vs. 2017

Canada operations reported earnings of $63 million

in 2018 compared with $2,564 million in 2017.

The
decrease was mainly due to the absence of a $1.6 billion

after-tax gain on the sale of our interest in the FCCL
Partnership and western Canada gas assets and an associated

$1.0 billion deferred tax benefit, and equity
earnings in the FCCL Partnership.

For additional information on the Canada

disposition, see Note 5—Asset
Acquisitions and Dispositions and Note 7—Investment

in Cenovus Energy, in the Notes to Consolidated
Financial Statements.

Total average production decreased 95 MBOED in 2018 compared with 2017.

The production decrease was
primarily due to our 2017 Canada disposition, partly

offset by strong well performance at Surmont.

Acquisition
In February 2018, we acquired approximately 34,500 net

acres of undeveloped land in the Montney for a net
purchase price of approximately $120 million.

The additional acreage is adjacent to our existing

position in
the liquids-rich portion of the Montney.

Europe, Middle East and North Africa
2019
*
2018
*
2017
*
Net Income Attributable to ConocoPhillips

(millions of dollars)
$ 3,170 2,594 1,116
Consolidated Operations
Average Net Production
Crude oil (MBD) 138 149 142
Natural gas liquids (MBD) 7 8 8
Natural gas (MMCFD) 478 503 484
Total Production

(MBOED)
224 241 230
Average Sales Prices

Crude oil (dollars per bbl) $ 64.94 70.71 54.21
Natural gas liquids (per bbl) 29.37 36.87 34.07
Natural gas (per mcf) 4.92 7.65 5.70
*Prior periods have been

updated to reflect the Middle East

Business Unit moving

from Asia Pacific to the Europe,

Middle East and North
Africa segment.

See Note 25—Segment

Disclosures and

Related Information in the Notes to Consolidated

Financial Statements for additional
information.

The Europe,

Middle East and North Africa segment consisted

of operations principally located in the
Norwegian and U.K. sectors of the North Sea, the Norwegian

Sea, Qatar and Libya.

In 2019, our Europe,

Middle East and North Africa operations contributed 17

percent of our consolidated liquids production and

27
percent of our natural gas production.

2019 vs. 2018

Earnings for Europe, Middle East and North Africa operations of $3,170 million increased $576 million in
2019 compared with 2018.

The increase

in earnings was primarily due to a $2.1 billion

after-tax gain
associated with the completion of the sale of two

ConocoPhillips U.K. subsidiaries to Chrysaor

E&P Limited.

Earnings also increased due to the cessation of DD&A in

the second quarter of 2019 for our disposed

U.K.
subsidiaries when these assets became held-for-sale.

Partly offsetting the increase in earnings were

the
absence of a $774 million after-tax gain related to the

sale of a ConocoPhillips subsidiary to BP, which held
16.5 percent of our 24 percent interest in the BP-operated

Clair Field in the U.K.; lower sales volumes
primarily due to the U.K. disposition to Chrysaor completed

September 30, 2019; lower earnings in equity
affiliates, primarily due to a deferred tax adjustment at QG3 that resulted in a $118 million reduction to equity
earnings; and lower realized natural gas and crude oil

prices.

Consolidated production decreased 7 percent in 2019,

compared with 2018.

The decrease was mainly due to
normal field decline and a 20 MBOED disposition impact

from the sale of our U.K. assets to Chrysaor
completed September 30, 2019.

Partly offsetting these production decreases were

volumes from new wells
online in Norway,

including the Aasta Hansteen Field which

achieved first production in December of

2018.

Asset Disposition Update
On September 30, 2019, we completed the sale of two ConocoPhillips

U.K. subsidiaries to Chrysaor E&P
Limited for proceeds of $2.2 billion after interest

and customary adjustments.

In 2019, we recorded a $1.7
billion before-tax and $2.1 billion after-tax gain associated with this transaction.

Together the subsidiaries
sold indirectly held our exploration and production assets

in the U.K.,

including $1.8 billion of ARO.

Annualized average production associated with the U.K. assets sold was 50 MBOED in 2019.

Reserves
associated with the U.K. assets sold were 84 MMBOE

at the time of disposition.

For additional information,
see Note 5—Asset Acquisitions and Dispositions in

the Notes to Consolidated Financial Statements.

2018 vs. 2017

Earnings for Europe, Middle East and North Africa operations of $2,594 million increased $1,478 million in
2018 compared to 2017.

Earnings in 2018 included a $774

million after-tax gain related to the sale of a
ConocoPhillips subsidiary to BP, which held 16.5 percent of our 24 percent interest in the BP-operated Clair
Field in the United Kingdom.

Earnings were also improved due to higher

realized crude oil and natural gas
prices; increased equity earnings due to higher LNG

prices at QG3; and lower DD&A expense, primarily

due
to reserve additions.

Consolidated production increased 5 percent in 2018,

compared with 2017.

The increase was mainly due to
higher production in Libya and new wells online in

Norway and the United Kingdom.

These increases in
production were partly offset by normal field decline and the final cessation of production in several producing
gas fields in the Southern North Sea in the third quarter

of 2018.

Production associated with the Southern
North Sea was 22 million cubic feet a day or 4 MBOED in

2018.

Disposition
In the fourth quarter of 2018, we completed a transaction

to sell a ConocoPhillips subsidiary to BP, which held
16.5 percent of our 24 percent interest in the BP-operated

Clair Field in the United Kingdom and acquire their
nonoperated interest in the Kuparuk Assets in Alaska.

In 2018, our Europe, Middle East and

North Africa
segment net production associated with the disposed

16.5 percent interest in the Clair Field was approximately
5 MBOED.

We recognized a $774 million after-tax gain in the fourth quarter related to this transaction, as discussed above.

See Note 5—Asset Acquisitions and Dispositions

in the Notes to Consolidated Financial
Statements, for additional information.

Asia Pacific
2019 * 2018 * 2017 *
Net Income (Loss) Attributable to ConocoPhillips
(millions of dollars) $ 1,483 1,342 (1,661)
Consolidated Operations
Average Net Production
Crude oil (MBD) 85 89 93
Natural gas liquids (MBD) 4 3 4
Natural gas (MMCFD) 637 626 687
Total Production

(MBOED)
196 196 212
Average Sales Prices

Crude oil (dollars per bbl) $ 65.02 70.93 54.38
Natural gas liquids (dollars per bbl) 37.85 47.20 41.37
Natural gas (dollars per mcf) 5.91 6.15 4.98
*Prior periods have been

updated to reflect the Middle East

Business Unit moving

from Asia Pacific to the Europe,

Middle East and North

Africa
segment.

See Note 25—Segment

Disclosures and Related

Information in the Notes to Consolidated

Financial Statements for additional
information.

The Asia Pacific segment has operations in China, Indonesia,

Malaysia, Australia and Timor-Leste.

During
2019, Asia Pacific contributed 10 percent of our consolidated liquids production and 36 percent of our natural
gas production.

2019 vs. 2018

Asia Pacific reported earnings of $1,483 million

in 2019, compared with $1,342 million in

2018.

The increase in
earnings was mainly due to a $164 million income

tax benefit related to deepwater incentive tax

credits from the
Malaysia Block G and a $52 million after-tax gain on disposition of our interest in the Greater Sunrise Fields.

Partly offsetting this increase in earnings was lower realized crude oil, NGL and natural gas prices and

lower
LNG and crude oil sales volumes.

Consolidated production was flat in 2019 compared

with 2018.

There were increases due to new production
from Malaysia, including first gas supply from KBB

to PFLNG1 in the second quarter of 2019 and

first oil from
Gumusut Phase 2 in the third quarter of 2019; and new wells

online in China, including Bohai Phase 3.

Offsetting these production increases

was normal field decline.

Asset Dispositions Update
In the second quarter of 2019, we recognized an after-tax

gain of $52 million upon completion of the sale of our
30 percent interest in the Greater Sunrise Fields to

the government of Timor-Leste for $350 million.

No
production or reserve impacts were associated with

the sale.

In October 2019, we entered into an agreement to sell

the subsidiaries that hold our Australia-West assets and
operations to Santos for $1.39 billion, plus customary

adjustments, with an effective date of January 1, 2019.

In
addition, we will receive a payment of $75 million

upon final investment decision of the Barossa development
project.

These subsidiaries hold our 37.5 percent interest

in the Barossa Project and Caldita Field, our 56.9
percent interest in the Darwin LNG Facility and Bayu-Undan

Field, our 40 percent interest in the Greater
Poseidon Fields, and our 50 percent interest in the Athena

Field.

This transaction is expected to be completed in
the first quarter of 2020, subject to regulatory approvals

and the satisfaction of other specific conditions
precedent.

In 2019, production associated with the Australia-West assets to be sold was

48 MBOED.

Year-end

2019 reserves associated with these assets were 17

MMBOE.

We

will retain our 37.5 percent interest in the
Australia Pacific LNG project and operatorship of that

project’s LNG facility.

See Note 5—Asset Acquisitions and Dispositions in the

Notes to Consolidated Financial Statements, for
additional information related to these dispositions.

2018 vs. 2017

Asia Pacific reported earnings of $1,342 million in 2018, compared with a loss of $1,661 million in 2017.

The
increase in earnings was mainly due to the absence

of a $2,384 million before- and after-tax charge for

the
impairment of our APLNG investment in 2017, higher realized

commodity prices, and increased equity in
earnings of affiliates, mainly due to higher LNG prices at APLNG.

See the “APLNG” section of Note 6—
Investments, Loans and Long-Term Receivables, in the Notes to Consolidated Financial

Statements, for
information on the 2017 impairment of our APLNG

investment.

Consolidated production decreased 8 percent in 2018,

compared with 2017.

The decrease was primarily due to
unplanned downtime in Malaysia related to the rupture of

a third-party pipeline which carries gas production
from the Kebabangan gas field in Malaysia and normal

field decline.

This decrease was partly offset by new
wells online at Malakai in Malaysia and an infill

drilling program in China.

Other International
2019 2018 2017
Net Income Attributable to ConocoPhillips
(millions of dollars) $ 263 364 167

The Other International segment includes exploration

activities in Colombia, Chile and Argentina and
contingencies associated with prior operations.

2019 vs. 2018

Other International operations reported earnings of $263 million in 2019, compared with earnings of $364
million in 2018.

The decrease in earnings was primarily due to the recognition of $417 million after-tax in
other income related to a settlement agreement with

PDVSA in 2018, compared with $317 million after-tax
associated with this settlement agreement in 2019.

In 2018 and 2019, we

collected approximately $0.8 billion

of the $2.0 billion settlement with PDVSA.

PDVSA has defaulted on its remaining payment obligations

under this agreement, we are therefore now forced
to incur additional costs as we seek to recover any unpaid

amounts under the agreement.

For additional
information, see Note 13—Contingencies and Commitments

in the Notes to Consolidated Financial
Statements.

Argentina
In

January 2019, we secured a 50 percent nonoperated interest

in the El Turbio Este Block,

within the Austral
Basin in southern Argentina.

In 2019, we acquired and processed 3-D seismic

covering 500 square miles,

with
evaluation of the data ongoing.

In November 2019, we acquired interests in two nonoperated

blocks in the Neuquén Basin targeting the Vaca
Muerta play.

We have a 50 percent interest in the Bandurria Norte Block and a 45 percent interest in the
Aguada Federal Block.

In Bandurria Norte, 1 vertical and 4 horizontal

wells

were tested and shut-in during
2019.

In Aguada Federal, 2 horizontal wells were being

tested at the end of the year.

2018 vs. 2017

Other International operations reported earnings of $364 million in 2018, compared with earnings of $167
million in 2017.

The increase in earnings was primarily due

to recognizing $417 million after-tax in other
income under a settlement agreement with PDVSA

associated with an arbitration award issued by the

ICC.

Partly offsetting the increase in earnings, was the absence of a $320 million after-tax award from an arbitration
settlement with The Republic of Ecuador in 2017.

See Note 13—Contingencies and Commitments

in the
Notes to Consolidated Financial Statements, for additional

information.

Corporate and Other
Millions of Dollars
2019 2018 2017
Net Income (Loss) Attributable to ConocoPhillips
Net interest $ (604) (680) (739)
Corporate general and administrative expenses (252) (91) (193)
Technology 123 109 20
Other 771 (1,005) (1,224)
$ 38 (1,667) (2,136)

2019 vs. 2018

Net interest consists of interest and financing expense,

net of interest income and capitalized interest.

Net
interest decreased $76 million in 2019 compared with

2018,

primarily due to lower capitalized interest on
projects; increased interest income from holding higher

cash balances; and lower interest on debt expense
resultant from the retirement of $4.7

billion of debt in 2018; partly offset by the absence of an

accrual
reduction due to a transportation cost ruling by the FERC.

Corporate G&A expenses include compensation programs

and staff costs.

These costs increased by $161
million in 2019 compared with 2018, primarily due to

higher costs associated with compensation and

benefits,
including certain key employee compensation programs

and higher facility costs.

Technology includes our investment in new technologies or businesses, as well as licensing revenues.

Activities are focused on both conventional and tight oil

reservoirs, shale gas, heavy oil, oil sands,

enhanced
oil recovery and LNG.

Earnings from Technology increased by $14 million in 2019 compared with 2018, primarily due to higher licensing revenues.

The category “Other” includes certain foreign currency transaction gains and losses, environmental costs
associated with sites no longer in operation, other costs not directly associated with an operating segment,
premiums incurred on the early retirement of debt,

unrealized holding gains or losses on equity securities,

and
pension settlement expense.

Earnings in “Other” increased by $1,776 million

in 2019 compared with 2018,
primarily due to an unrealized gain of $649 million

after-tax on our CVE common shares in 2019, and the
absence of a $436 million after-tax unrealized loss on those shares in

2018.

Additionally, earnings increased
due to the absence of $195 million in premiums on

the early retirement of debt, lower pension settlement
expense, and a $151 million tax benefit related to the

revaluation of deferred tax assets following

finalization
of rules related to the 2017 Tax Cuts and Jobs Act.

See Note 19—Income Taxes, in the Notes to Consolidated
Financial Statements, for additional information related

to the 2017 Tax Cuts and Jobs Act.

2018 vs. 2017
Net interest consists of interest and financing expense,

net of interest income and capitalized interest.

Net
interest decreased $59 million in 2018 compared with

2017, primarily due to less interest from lower

debt
balances, higher capitalized interest on projects, and

an accrual reduction due to a transportation

cost ruling by
the FERC in the first quarter of 2018.

Partly offsetting these impacts, were reduced tax

benefits on interest
expense following the Tax Legislation, which lowered the U.S. corporate income tax rate from 35 percent to
21 percent effective January 1, 2018, and a lower tax benefit due to higher interest from the fair market value
method of apportioning interest expense in the United

States.

Corporate general and administrative expenses include

compensation programs and staff costs.

These costs
decreased by $102 million in 2018 compared with

2017, primarily due to lower staff expenses and

costs
associated with certain key employee compensation

programs.

Technology includes our investment in new technologies or businesses, as well as licensing revenues.

Activities are focused on tight oil reservoirs, LNG,

oil sands and other production operations.

Earnings from
Technology increased by $89 million in 2018 compared with 2017, primarily due to higher licensing revenues.

The category “Other” includes certain foreign currency

transaction gains and losses, environmental

costs
associated with sites no longer in operation, other

costs not directly associated with an

operating segment,
premiums incurred on the early retirement of debt,

unrealized holding gains or losses on equity

securities, and
pension settlement expense.

Losses in “Other” decreased by $219 million

in 2018 compared with 2017,
primarily due to the absence of an $813 million tax

charge from the revaluation of deferred taxes at a lower
federal statutory rate, in accordance with the Tax Legislation enacted in 2017; lower premiums on the early
retirement of debt; partly offset by a $437 million unrealized loss on our Cenovus Energy common shares.

CAPITAL RESOURCES AND LIQUIDITY
Financial Indicators
Millions of Dollars
Except as Indicated
2019 2018 2017
Net cash provided by operating activities $ 11,104 12,934 7,077
Cash and cash equivalents 5,088 5,915 6,325
Short-term debt 105 112 2,575
Total debt 14,895 14,968 19,703
Total equity 35,050 32,064 30,801
Percent of total debt to capital* 30% 32 39
Percent of floating-rate debt to total debt 5% 5 5
*Capital includes total debt

and total equity.

To meet our short-

and long-term liquidity requirements, we look to a variety

of funding sources, including
cash generated from operating activities, proceeds from

asset sales, our commercial paper and credit facility
programs and our ability to sell securities using our

shelf registration statement.

In 2019, the primary uses of
our available cash were $6,636 million to support

our ongoing capital expenditures and investments

program;
$3,500 million to repurchase our common stock;

$2,910 million net purchases of investments, and

$1,500
million to pay dividends on our common stock.

During 2019, cash and cash equivalents decreased

by $827
million to $5,088 million.

We

believe current cash balances and cash generated

by operations, together with access to external

sources of
funds as described below in the “Significant Changes

in Capital” section, will be sufficient to meet

our funding
requirements in the near and long term, including our

capital spending program, share repurchases, dividend
payments and required debt payments.

Our commitment to disciplined execution of these

funding requirements includes cash

investment strategies
that position us for success in an environment of short-term price volatility as well as extended downturns in
commodity prices.

The primary objectives of these cash investment

strategies in priority order are to protect
principal, maintain liquidity, and provide yield and total returns.

Funds for short-term needs to support

our
operating plan and provide resiliency to react to short-term price volatility are invested in highly liquid
instruments with maturities within the year.

Funds we consider available to maintain resiliency

in longer term
price downturns and to capture opportunities outside

a given operating plan may be invested in instruments
with maturities greater than one year.

For additional information, see Note 1–Accounting

Policies and Note
14–Derivative and Financial Instruments.

Significant Changes in Capital

Operating Activities
During 2019, cash provided by operating activities was

$11,104 million, a 14 percent decrease from 2018.

The
decrease was primarily due to lower prices, lower collections related to settlements reached with Ecuador and
PDVSA, and a pension contribution made in conjunction

with the sale of two U.K. subsidiaries, partially offset
by higher volumes.

While the stability of our cash flows from operating activities benefits from geographic diversity, our short-
and long-term operating cash flows are highly dependent

upon prices for crude oil, bitumen, natural gas, LNG
and NGLs.

Prices and margins in our industry have historically

been volatile and are driven by market
conditions over which we have no control.

Absent other mitigating factors, as these prices

and margins
fluctuate, we would expect a corresponding change in

our operating cash flows.

The level of absolute production

volumes, as well as product and location mix, impacts

our cash flows.

Full-
year production averaged 1,348 MBOED in 2019.

Full-year production excluding Libya averaged

1,305
MBOED in 2019

and is expected to be 1,230 to 1,270 MBOED in 2020.

Future production is subject to
numerous uncertainties, including, among others, the volatile crude oil and natural gas price environment,
which may impact investment decisions; the effects of price changes on production sharing and variable-
royalty contracts; acquisition and disposition of fields;

field production decline rates; new technologies;
operating efficiencies; timing of startups and major turnarounds;

political instability; weather-related
disruptions; and the addition of proved reserves through

exploratory success and their timely and cost-effective
development.

While we actively manage these factors, production

levels can cause variability in cash flows,
although generally this variability has not been as

significant as that caused by commodity prices.

To maintain or grow our production volumes on an ongoing basis, we must continue to add to our proved
reserve base.

Our proved reserves generally increase as prices rise

and decrease as prices decline.

In 2019,
our reserve replacement, which included a net decrease of

0.1 billion BOE from sales and purchases, was 100
percent.

Increased crude oil reserves accounted for

approximately 55 percent of the total change in reserves.

Our organic reserve replacement, which excludes the impact of sales and purchases, was 117 percent in 2019.

Approximately 51 percent of organic reserve additions are

from Lower 48, 13 percent from Alaska, 12 percent
from Canada, 12 percent from Europe, Middle East and

North Africa and 12 percent from Asia Pacific.

In the five years ended December 31, 2019, our reserve

replacement, which included a decrease of

2.0 billion
BOE from sales and purchases, was negative 34 percent,

reflecting the impact of asset dispositions

and lower
prices during that period.

Our organic reserve replacement during the five years ended

December 31, 2019,
was 40 percent, reflecting development activities as well

as lower prices during that period.

Historically our reserve replacement has varied considerably year to year contingent upon the timing of major
projects which may have long lead times between capital

investment and production.

In the last several years,
more of our capital has been allocated to short cycle time,

onshore, unconventional plays.

Accordingly, we
believe our recent success in replacing reserves can be

viewed on a trailing three-year basis.

In the three years ended December 31, 2019, our reserve

replacement was 23 percent, reflecting the impact

of
asset dispositions during that period.

Our organic reserve replacement during the three years

ended December
31, 2019, which excludes a decrease of 1.8 billion

BOE related to sales and purchases, was 143 percent,
reflecting reserve additions from development activities.

Reserve replacement represents the net change in proved reserves,

net of production, divided by our current
year production, as shown in our supplemental reserve table

disclosures. For additional information about our
2020 capital budget, see the “2020 Capital Budget” section

within “Capital Resources and Liquidity” and for
additional information on proved reserves, including both

developed and undeveloped reserves, see the “Oil
and Gas Operations” section of this report.

As discussed in the “Critical Accounting Estimates”

section, engineering estimates of proved reserves are
imprecise; therefore, each year reserves may be revised

upward or downward due

to the impact of changes in
commodity prices or as more technical data becomes available on reservoirs.

We have reported revisions as
increases to reserves in the current period, however in prior periods,

reported revisions as decreases to
reserves. It is not possible to reliably predict how revisions will impact reserve quantities in the future.

Investing Activities
Proceeds from asset sales in 2019 were $3.0 billion.

We

completed the sale of two ConocoPhillips U.K.
subsidiaries to Chrysaor E&P Limited for $2.2 billion.

We

also completed the sale of several assets including
our 30 percent interest in the Greater Sunrise Fields for $350 million and received $106 million of contingent
payments from Cenovus Energy.

In the fourth quarter of 2019, we entered into an agreement

to sell the subsidiaries that hold our Australia-West
assets and operations to Santos for $1.39 billion, plus

customary adjustments.

In addition, we will receive a

payment of $75 million upon final investment decision

of the Barossa development project.

Also in the fourth
quarter of 2019, we signed an agreement to sell our interests in the Niobrara shale play for $380 million, plus
customary adjustments,

and overriding royalty interests in certain future wells.

Both transactions are subject to
regulatory approval and other conditions precedent and expected to close in the first quarter of 2020.

Investing activities in 2019 also included net purchases of

$2.9 billion of investments in short-term and long-
term

financial instruments. These investments

include time deposits, commercial paper as

well as debt
securities classified as available for sale.

The investment in short-term instruments was

$2.8 billion, the
remaining $0.1 billion was invested in long-term debt

securities.

For additional information, see Note 14–
Derivative and Financial Instruments.

Proceeds from asset sales in 2018 were $1.1 billion.

We completed several undeveloped acreage transactions
in our Lower 48 segment for a total of $267 million

after customary adjustments and another transaction in

our
Lower 48 segment for $112 million after customary adjustments.

We

completed the sale of our interests in the
Barnett to Lime Rock Resources for $196 million

after customary adjustments.

We also completed the sale of
a ConocoPhillips subsidiary to BP and received $253 million

net proceeds.

The subsidiary held 16.5 percent
of our 24 percent interest in the BP-operated Clair Field

in the U.K.

During 2018, we

received $95 million of
contingent payments from Cenovus Energy.

For additional information on our dispositions,

see Note 5—Asset Acquisitions and

Dispositions in the Notes
to Consolidated Financial Statements.

Commercial Paper and Credit Facilities
We

have a revolving credit facility totaling

$6.0 billion, expiring in May 2023.

Our revolving credit facility
may be used for direct bank borrowings, the issuance

of letters of credit totaling up to $500 million, or

as
support for our commercial paper program.

The revolving credit facility is broadly syndicated

among financial
institutions and does not contain any material

adverse change provisions or any covenants requiring
maintenance of specified financial ratios or credit

ratings.

The facility agreement contains a cross-default
provision relating to the failure to pay principal or

interest on other debt obligations of $200 million

or more
by ConocoPhillips, or any of its consolidated subsidiaries.

Credit facility borrowings may bear interest at a

margin above rates offered by certain designated banks in the
London interbank market or at a margin above the overnight

federal funds rate or prime rates offered by
certain designated banks in the U.S.

The agreement calls for commitment fees

on available, but unused,
amounts.

The agreement also contains early termination

rights if our current directors or their approved
successors cease to be a majority of the Board

of Directors.

The revolving credit facility supports the ConocoPhillips

Company $6.0 billion commercial paper program,
which is primarily a funding source for short-term working

capital needs.

Commercial paper maturities are
generally limited to 90 days.

We

had no commercial paper outstanding in programs

in place at December 31,
2019 or December 31, 2018.

We had no direct outstanding borrowings or letters of credit under the revolving credit facility at

December 31, 2019 and December 31, 2018.

Since we had no commercial paper outstanding
and had issued no letters of credit, we had access

to $6.0 billion in borrowing capacity under our revolving
credit facility at December 31, 2019
.

Our current long-term debt ratings remained unchanged

in 2019 and are as follows:

Fitch - “A” with a “stable”
outlook; Moody’s Investors Services - “A3” with a “stable” outlook; and Standard

& Poor’s - “A” with a
stable outlook.

We do not have any ratings triggers on any of our corporate debt that would cause an automatic default, and thereby impact our access to liquidity, in the event of a downgrade of our credit rating.

If our credit rating were downgraded, it could increase

the cost of corporate debt available to us and restrict

our
access to the commercial paper markets.

If our credit rating were to deteriorate

to a level prohibiting us from
accessing the commercial paper market, we would still

be able to access funds under our revolving credit
facility.

Certain of our project-related contracts, commercial

contracts

and derivative instruments contain provisions
requiring us to post collateral.

Many of these contracts and instruments permit us to post

either cash or letters
of credit as collateral.

At December 31, 2019 and 2018, we had direct bank letters

of credit of $277 million
and $323 million, respectively, which secured performance obligations related to various purchase
commitments incident to the ordinary conduct of business.

In the event of credit ratings downgrades, we may
be required to post additional letters of credit.

Shelf Registration
We

have a universal shelf registration statement

on file with the SEC under which we, as a

well-known
seasoned issuer, have the ability to issue and sell an indeterminate amount of various types of debt and equity
securities.

Off-Balance Sheet Arrangements

As part of our normal ongoing business operations and

consistent with normal industry practice, we enter

into
numerous agreements with other parties to pursue

business opportunities, which share costs

and apportion
risks among the parties as governed by the agreements.

For information about guarantees, see Note 12—Guarantees,

in the Notes to Consolidated Financial
Statements, which is incorporated herein by reference.

Capital Requirements

For information about our capital expenditures

and investments, see the “Capital Expenditures”

section.

Our debt balance at December 31, 2019, was $14,895 million,

a decrease of $73 million from the balance at
December 31, 2018.

For more information on Debt, see Note

11—Debt, in the Notes to Consolidated
Financial Statements.

On January 30, 2019, we announced a quarterly dividend

of $0.305 per share.

The dividend was paid on
March 1, 2019, to stockholders of record at the close of

business on February 11, 2019.

On May 1, 2019, we
announced a quarterly dividend of $0.305 per share.

The dividend was paid on June 3, 2019, to stockholders
of record at the close of business on May 13, 2019.

On

July 11, 2019, we announced a quarterly dividend of
$0.305 per share.

The dividend was paid on September 3,

2019, to stockholders of record at the close of
business on July 22, 2019.

On October 7, 2019, we announced a 38 percent increase

in the quarterly dividend
to $0.42 per share.

The dividend was paid on December 2, 2019, to

stockholders of record at the close of
business on October 17, 2019.

In February 2020, we announced a quarterly

dividend of $0.42 per share,
payable March 2, 2020, to stockholders of record at the

close of business on February 14, 2020.

In late 2016, we initiated our current share repurchase program.

As of December 31, 2019, we had

announced
a total authorization to repurchase $15 billion of our

common stock.

We repurchased $3 billion in 2017, $3
billion in 2018 and $3.5 billion in 2019.

Of the remaining authorization, we expect to repurchase

$3 billion in
2020.

In February 2020, we announced that the Board

of Directors approved an increase to our

authorization
from $15 billion to $25 billion, to support our plan for future share repurchases.

Whether we undertake these
additional repurchases is ultimately subject to numerous

considerations, market conditions and other factors.

See Risk Factors beginning on page 21 in our 2019

Annual Report on Form 10-K, “Our ability to

declare and
pay dividends and repurchase shares is subject to certain considerations.”

Since our share repurchase program
began in November 2016, we have repurchased 169 million

shares at a cost of $9.6 billion through December
31, 2019.

Contractual Obligations
The table below summarizes our aggregate contractual

fixed and variable obligations as of December

31, 2019:
Millions of Dollars
Payments Due by Period

Up to 1
Years Years After
Total

Year
2–3 4–5 5 Years
Debt obligations (a) $ 14,175 18 1,018 605 12,534
Finance lease obligations (b) 720 87 157 141 335
Total debt 14,895 105 1,175 746 12,869
Interest on debt 11,339 856 1,671 1,603 7,209
Operating lease obligations (c) 1,050 379 377 145 149
Purchase obligations (d) 8,671 3,237 1,745 1,327 2,362
Other long-term liabilities
Pension and postretirement benefit
contributions (e) 1,375 440 540 395 -
Asset retirement obligations (f) 6,206 997 282 309 4,618
Accrued environmental costs (g) 171 28 33 21 89
Unrecognized tax benefits (h) 82 82 (h) (h) (h)
Total $ 43,789 6,124 5,823 4,546 27,296

(a)

Includes $204 million of net unamortized premiums,

discounts and debt issuance costs.

See Note 11—
Debt, in the Notes to Consolidated Financial Statements,

for additional information.

(b)

See Note 17—Non-Mineral Leases, in the Notes to

Consolidated Financial Statements, for

additional
information.

(c)

Includes $31 million of short-term leases that are not recorded on our consolidated balance sheet.

See
Note 17—Non-Mineral Leases, in the Notes to Consolidated

Financial Statements, for additional
information.

(d)

Represents any agreement to purchase goods or

services that is enforceable and legally

binding and that
specifies all significant terms, presented on an undiscounted basis.

Does not include purchase
commitments for jointly owned fields and facilities

where we are not the operator.

The majority of the purchase obligations are market-based

contracts related to our commodity business.

Product purchase commitments with third parties

totaled $2,426 million.

Purchase obligations of $5,111 million are related to agreements to access and utilize the capacity of
third-party equipment and facilities, including pipelines

and LNG and product terminals, to transport,
process, treat and store commodities.

The remainder is primarily our net share of

purchase
commitments for materials and services for jointly

owned fields and facilities where we are the

operator.

(e)

Represents contributions to qualified and nonqualified

pension and postretirement benefit plans for

the
years 2020 through 2024.

For additional information related to expected benefit

payments subsequent to
2024, see Note 18—Employee Benefit Plans, in

the Notes to Consolidated Financial Statements.

(f)

Represents estimated discounted costs to retire and remove

long-lived assets at the end of their
operations.

(g)

Represents estimated costs for accrued environmental

expenditures presented on a discounted

basis for
costs acquired in various business combinations

and an undiscounted basis for all other accrued
environmental costs.

(h)

Excludes unrecognized tax benefits of $1,095 million

because the ultimate disposition and timing

of any
payments to be made with regard to such amounts

are not reasonably estimable.

Although unrecognized
tax benefits are not a contractual obligation, they are

presented in this table because they represent
potential demands on our liquidity.

Capital Expenditures and Investments
Millions of Dollars
2019 2018 2017
Alaska
$
1,513 1,298 815
Lower 48 3,394 3,184 2,136
Canada 368 477 202
Europe, Middle East and North Africa 708 877 872
Asia Pacific 584 718 482
Other International 8 6 21
Corporate and Other 61 190 63
Capital Program $ 6,636 6,750 4,591

Our capital expenditures and investments for the

three-year period ended December 31, 2019, totaled $18.0
billion.

The 2019 expenditures supported key exploration

and developments, primarily:

●

Development, appraisal and exploration activities

in the Lower 48, including Eagle Ford,

Permian
Unconventional, and Bakken.

●

Appraisal and development activities in Alaska related

to the Western North Slope; development
activities in the Greater Kuparuk Area and the Greater Prudhoe

Area; leasehold acquisition in the
Greater Kuparuk Area.

●

Development activities across assets in Norway, as well as for assets in the

U.K. that recently have
been sold.

●

Optimization of oil sands development and appraisal

activities in liquids-rich plays in Canada.

●

Signature bonus for Indonesia Corridor Block production

sharing contract, as well as continued
development in China, Malaysia, Australia, and Indonesia.

2020 CAPITAL BUDGET

In February 2020, we announced 2020 operating

plan capital of $6.5 billion to $6.7 billion.

The plan includes
funding for ongoing development drilling programs, major

projects, exploration and appraisal activities, as
well as base maintenance.

Capital spend is expected to be higher in the

first quarter largely from winter
construction and exploration and appraisal drilling

in Alaska.

This guidance does not include capital for
acquisitions.

For information on PUDs and the associated costs to develop

these reserves, see the “Oil and Gas Operations”
section in this report.

Contingencies
A number of lawsuits involving a variety of claims

arising in the ordinary course of business have been

filed
against ConocoPhillips.

We also may be required to remove or mitigate the effects on the environment of the
placement, storage, disposal or release of certain

chemical, mineral and petroleum substances

at various active
and inactive sites.

We

regularly assess the need for accounting

recognition or disclosure of these
contingencies.

In the case of all known contingencies (other

than those related to income taxes), we

accrue a
liability when the loss is probable and the amount is

reasonably estimable.

If a range of amounts can be
reasonably estimated and no amount within the range

is a better estimate than any other amount,

then the
minimum of the range is accrued.

We do not reduce these liabilities for potential insurance or third-party recoveries.

If applicable, we accrue receivables for

probable insurance or other third-party

recoveries.

With
respect to income tax-related contingencies, we use a

cumulative probability-weighted loss accrual in cases
where sustaining a tax position is less than certain.

Based on currently available information, we

believe it is remote that future costs related to known

contingent
liability exposures will exceed current accruals by an

amount that would have a material adverse

impact on our
consolidated financial statements.

For information on other contingencies,

see “Critical Accounting
Estimates” and Note 13—Contingencies and Commitments,

in the Notes to Consolidated Financial Statements.

Legal and Tax Matters
We

are subject to various lawsuits and claims including

but not limited to matters involving oil and

gas royalty
and severance tax payments, gas measurement and valuation

methods, contract disputes, environmental
damages, climate change, personal injury, and property damage.

Our primary exposures for such matters
relate to alleged royalty and tax underpayments on

certain federal, state and privately owned

properties and
claims of alleged environmental contamination

from historic operations.

We

will continue to defend ourselves
vigorously in these matters.

Our legal organization applies its knowledge, experience and professional judgment to the specific
characteristics of our cases, employing a litigation

management process to manage and monitor

the legal
proceedings against us.

Our process facilitates the early evaluation and quantification of potential exposures in
individual cases.

This process also enables us to track those cases that

have been scheduled for trial and/or
mediation.

Based on professional judgment and experience

in using these litigation management

tools and
available information about current developments

in all our cases, our legal organization regularly assesses

the
adequacy of current accruals and determines if adjustment

of existing accruals, or establishment of new
accruals, is required.

See Note 19—Income Taxes, in the Notes to Consolidated Financial Statements,

for
additional information about income tax-related contingencies.

Environmental
We

are subject to the same numerous international,

federal, state and local environmental laws and regulations
as other companies in our industry.

The most significant of these environmental laws

and regulations include,
among others, the:

●

U.S. Federal Clean Air Act, which governs air

emissions.
●

U.S. Federal Clean Water Act, which governs discharges to water bodies.
●

European Union Regulation for Registration, Evaluation,

Authorization and Restriction of Chemicals
(REACH).
●

U.S. Federal Comprehensive Environmental Response,

Compensation and Liability Act (CERCLA

or
Superfund), which imposes liability on generators, transporters and arrangers of hazardous substances
at sites where hazardous substance releases have

occurred or are threatening to occur.
●

U.S. Federal Resource Conservation and Recovery

Act (RCRA), which governs the treatment,

storage
and disposal of solid waste.
●

U.S. Federal Oil Pollution Act of 1990 (OPA90), under which owners and operators of onshore
facilities and pipelines, lessees or permittees of an area

in which an offshore facility is located, and
owners and operators of vessels are liable for removal

costs and damages that result from a discharge
of oil into navigable waters of the U.S.

●

U.S. Federal Emergency Planning and Community Right-to-Know

Act (EPCRA), which requires
facilities to report toxic chemical inventories with

local emergency planning committees and response
departments.
●

U.S. Federal Safe Drinking Water Act, which governs the disposal of wastewater in underground
injection wells.
●

U.S. Department of the Interior regulations, which relate

to offshore oil and gas operations in U.S.
waters and impose liability for the cost of pollution

cleanup resulting from operations, as well as
potential liability for pollution damages.
●

European Union Trading Directive resulting in European Emissions

Trading Scheme.

These laws and their implementing regulations set

limits on emissions and, in the case of discharges to water, establish water quality limits and establish standards

and impose obligations for the remediation of releases

of
hazardous substances and hazardous wastes.

They also, in most cases, require permits

in association with new
or modified operations.

These permits can require an applicant to collect

substantial information in connection
with the application process, which can be expensive

and time consuming.

In addition, there can be delays
associated with notice and comment periods and the

agency’s processing of the application.

Many of the
delays associated with the permitting process are

beyond the control of the applicant.

Many states and foreign countries where we operate

also have, or are developing, similar environmental

laws
and regulations governing these same types of activities.

While similar, in some cases these regulations may
impose additional, or more stringent, requirements

that can add to the cost and difficulty of marketing or
transporting products across state and international

borders.

The ultimate financial impact arising from environmental

laws and regulations is neither clearly known nor
easily determinable as new standards, such as air emission

standards and water quality standards, continue

to
evolve.

However, environmental laws and regulations, including those that may arise to address concerns
about global climate change, are expected to continue

to have an increasing impact on our operations

in the
U.S.

and in other countries in which we operate.

Notable areas of potential impacts include air emission
compliance and remediation obligations in the U.S.

and Canada.

An example is the use of hydraulic fracturing, an

essential completion technique that facilitates

production of
oil and natural gas otherwise trapped in lower

permeability rock formations.

A range of local, state, federal or
national laws and regulations currently govern hydraulic

fracturing operations, with hydraulic fracturing
currently prohibited in some jurisdictions.

Although hydraulic fracturing has been conducted

for many
decades, a number of new laws, regulations and permitting

requirements are under consideration by various
state environmental agencies, and others which could

result in increased costs, operating restrictions,
operational delays and/or limit the ability to

develop oil and natural gas resources.

Governmental restrictions
on hydraulic fracturing could impact the overall profitability or viability of certain of our oil and natural gas
investments.

We have adopted operating principles that incorporate established industry standards designed to
meet or exceed government requirements.

Our practices continually evolve as technology

improves and
regulations change.

We

also are subject to certain laws and regulations relating

to environmental remediation obligations
associated with current and past operations.

Such laws and regulations include CERCLA and RCRA

and their
state equivalents.

Longer-term expenditures are subject to

considerable uncertainty and may fluctuate
significantly.

We

occasionally receive requests for information

or notices of potential liability from the EPA and state
environmental agencies alleging we are a potentially

responsible party under CERCLA or an equivalent

state
statute.

On occasion, we also have been made

a party to cost recovery litigation by those agencies

or by
private parties.

These requests, notices and lawsuits

assert potential liability for remediation costs

at various
sites that typically are not owned by us, but allegedly

contain wastes attributable to our past operations.

As of
December 31, 2019, there were 15 sites around the

U.S.

in which we were identified as a potentially
responsible party under CERCLA and comparable

state laws.

For most Superfund sites, our potential liability

will be significantly less than the total site remediation

costs
because the percentage of waste attributable to us, versus

that attributable to all other potentially responsible
parties, is relatively low.

Although liability of those potentially

responsible is generally joint and several for
federal sites and frequently so for state sites, other

potentially responsible parties at sites where we are a

party
typically have had the financial strength to meet their

obligations, and where they have not, or

where
potentially responsible parties could not be located,

our share of liability has not increased materially.

Many of
the sites at which we are potentially responsible are

still under investigation by the EPA or the state agencies
concerned.

Prior to actual cleanup, those potentially

responsible normally assess site conditions,

apportion
responsibility and determine the appropriate remediation.

In some instances, we may have no liability or attain
a settlement of liability.

Actual cleanup costs generally occur after the parties

obtain EPA or equivalent state
agency approval.

There are relatively few sites where we are a major participant,

and given the timing and
amounts of anticipated expenditures, neither the

cost of remediation at those sites nor such costs

at all
CERCLA sites, in the aggregate, is expected to have

a material adverse effect on our competitive or financial
condition.

Expensed environmental costs were $511 million in 2019 and are expected to be about $545 million per year
in 2020 and 2021.

Capitalized environmental costs were $194

million in 2019 and are expected to be about
$225 million per year in 2020 and 2021.

Accrued liabilities for remediation activities are not reduced for potential recoveries from insurers or other
third parties and are not discounted (except those assumed

in a purchase business combination, which we do
record on a discounted basis).

Many of these liabilities result from CERCLA,

RCRA and similar state or international laws that

require us to
undertake certain investigative and remedial activities

at sites where we conduct, or once conducted,
operations or at sites where ConocoPhillips-generated waste

was disposed.

The accrual also includes a number
of sites we identified that may require environmental

remediation, but which are not currently the subject of
CERCLA, RCRA or other agency enforcement activities.

The laws that require or address environmental
remediation may apply retroactively and regardless of

fault, the legality of the original activities or the current ownership or control of sites.

If applicable, we accrue receivables for probable

insurance or other third-party
recoveries.

In the future, we may incur significant

costs under both CERCLA and RCRA.

Remediation activities vary substantially in duration and

cost from site to site, depending on the mix of unique
site characteristics, evolving remediation technologies,

diverse regulatory agencies and enforcement policies,
and the presence or absence of potentially liable third

parties.

Therefore, it is difficult to develop reasonable
estimates of future site remediation costs.

At December 31, 2019, our balance sheet included

total accrued environmental costs of $171 million,
compared with $178 million at December 31, 2018, for

remediation activities in the U.S. and Canada.

We
expect to incur a substantial amount of these expenditures

within the next 30 years.

Notwithstanding any of the foregoing, and as with

other companies engaged in similar businesses,
environmental costs and liabilities are inherent

concerns in our operations and products, and there

can be no
assurance that material costs and liabilities will not be

incurred.

However, we currently do not expect any
material adverse effect upon our results of operations or financial position as a result of compliance with
current environmental laws

and regulations.

Climate Change
Continuing political and social attention to the

issue of global climate change has resulted

in a broad range of
proposed or promulgated state, national and international

laws focusing on GHG reduction.

These proposed or
promulgated laws apply or could apply in countries

where we have interests or may have interests

in the future.

Laws in this field continue to evolve, and while it

is not possible to accurately estimate either

a timetable for
implementation or our future compliance costs relating

to implementation, such laws, if enacted, could

have a
material impact on our results of operations and financial

condition.

Examples of legislation or precursors for
possible regulation that do or could affect our operations

include:

●

European Emissions Trading Scheme (ETS), the program through which many of the EU member
states are implementing the Kyoto Protocol.

Our cost of compliance with the EU

ETS in 2019 was
approximately $8 million before-tax.
●

The Alberta Carbon Competitiveness Incentive Regulation

(CCIR) requires any existing facility with
emissions equal to or greater than 100,000 metric tonnes

of carbon dioxide, or equivalent, per year to
meet an industry benchmark intensity.

The total cost of these regulations in 2019 was approximately
$4 million.
●

The U.S. Supreme Court decision in Massachusetts v. EPA, 549 U.S. 497, 127 S.Ct. 1438 (2007),
confirmed that the EPA has the authority to regulate carbon dioxide as an “air pollutant” under the
Federal Clean Air Act.
●

The U.S. EPA’s

announcement on March 29, 2010 (published as

“Interpretation of Regulations that
Determine Pollutants Covered by Clean Air Act

Permitting Programs,” 75 Fed. Reg. 17004 (April

2,
2010)), and the EPA’s

and U.S. Department of Transportation’s joint promulgation of a Final Rule on
April 1, 2010, that triggers regulation of GHGs

under the Clean Air Act, may trigger more climate-
based claims for damages, and may result in longer agency

review time for development projects.

●

The U.S. EPA’s

announcement on January 14, 2015, outlining a series of

steps it plans to take to
address methane and smog-forming volatile organic compound

emissions from the oil and gas
industry.

The former U.S. administration established a

goal of reducing the 2012 levels in methane
emissions from the oil and gas industry by 40 to 45 percent

by 2025.
●

Carbon taxes in certain jurisdictions.

Our cost of compliance with Norwegian carbon

tax legislation
in 2019 was approximately $30 million (net share before-tax).

We also incur a carbon tax for
emissions from fossil fuel combustion in our British

Columbia and Alberta Operations totaling just
over $0.8

million (net share before-tax).
●

The agreement reached in Paris in December 2015

at the 21
st

Conference of the Parties to the United
Nations Framework on Climate Change, setting out a

new process for achieving global emission
reductions.

While the U.S.

announced its intention to withdraw from the Paris

Agreement, there is no
guarantee that the commitments made by the U.S.

will not be implemented, in whole or in part,

by
U.S. state and local governments or by major corporations

headquartered in the U.S.

In the U.S., some additional form of regulation

may be forthcoming in the future at the federal

and state levels
with respect to GHG emissions.

Such regulation could take any of several

forms that may result in the creation
of additional costs in the form of taxes, the restriction of output, investments of capital to maintain compliance
with laws and regulations, or required acquisition

or trading of emission allowances.

We are working to
continuously improve operational and energy efficiency through resource and energy conservation throughout
our operations.

Compliance with changes in laws and regulations

that create a GHG tax, emission trading scheme

or GHG
reduction policies could significantly increase our

costs, reduce demand for fossil energy derived products,
impact the cost and availability of capital and increase

our exposure to litigation.

Such laws and regulations
could also increase demand for less carbon intensive

energy sources, including natural gas.

The ultimate
impact on our financial performance, either positive or

negative, will depend on a number of factors,

including
but not limited to:

●

Whether and to what extent legislation or regulation

is enacted.
●

The timing of the introduction of such legislation

or regulation.

●

The nature of the legislation (such as a cap and trade system or a tax on emissions) or regulation.
●

The price placed on GHG emissions (either by the

market or through a tax).
●

The GHG reductions required.

●

The price and availability of offsets.
●

The amount and allocation of allowances.
●

Technological and scientific developments leading to new products or services.
●

Any potential significant physical effects of climate change

(such as increased severe weather events,
changes in sea levels and changes in temperature).

●

Whether, and the extent to which, increased compliance costs are ultimately reflected in the prices of
our products and services.

The company has responded by putting in place a

Sustainable Development Risk Management

Standard
covering the assessment and registering of significant

and high sustainable development risks based on their
consequence and likelihood of occurrence.

We have developed a company-wide Climate Change Action Plan
with the goal of tracking mitigation activities for

each climate-related risk included in the corporate
Sustainable Development Risk Register.

The risks addressed in our Climate Change Action

Plan fall into four broad categories:

●

GHG-related legislation and regulation.
●

GHG emissions management.
●

Physical climate-related impacts.
●

Climate-related disclosure and reporting.

Emissions are categorized into different scopes.

Scope 1 and Scope 2 GHG emissions help

us understand
climate transition risk.

Scope 1 emissions are direct GHG

emissions from sources that we own or control.

Scope 2 emissions are GHG emissions from the generation

of purchased electricity or steam that we consume.

Our corporate authorization process requires all

qualifying projects to run a GHG pricing

sensitivity using a
corporate price of $40 per tonne of carbon dioxide equivalent,

plus annual inflation, for all Scope 1 and Scope
2 GHG emissions produced in 2024 and later.

Projects in jurisdictions with existing GHG

pricing regimes
must incorporate that existing GHG price and its

forecast into their base case economics.

Where the existing
GHG price is below the corporate price, the $40 per

tonne of carbon dioxide equivalent sensitivity must

also be
run from 2024 onward.

Thus, both existing and emerging regulatory requirements

are considered in our
decision-making.

The company does not use an estimated

market cost of GHG emissions when assessing
reserves in jurisdictions without existing GHG

regulations.

In December 2018, we became a founding member

of the CLC, an international policy institute

founded in
collaboration with business and environmental interests

to develop a carbon dividend plan.

Participation in the
CLC provides another opportunity for ongoing dialogue

about carbon pricing and framing the issues in
alignment with our public policy principles.

We also belong to and fund Americans For Carbon Dividends,
the education and advocacy branch of the CLC.

In 2017 and 2018, cities, counties, and a state government

in California, New York, Washington,

Rhode Island
and Maryland, as well as the Pacific Coast Federation

of Fishermen’s Association, Inc., have filed lawsuits
against oil and gas companies, including ConocoPhillips,

seeking compensatory damages and equitable relief
to abate alleged climate change impacts.

ConocoPhillips is vigorously defending against

these lawsuits.

The
lawsuits brought by the Cities of San Francisco,

Oakland and New York have been dismissed by the district
courts and appeals are pending.

Lawsuits filed by other cities and counties

in California and Washington are
currently stayed pending resolution of the appeals

brought by the Cities of San Francisco and

Oakland to the
U.S. Court of Appeals for the Ninth Circuit.

Lawsuits filed in Maryland and Rhode

Island are proceeding in
state court while rulings in those matters, on the

issue of whether the matters should proceed

in state or federal
court, are on appeal to the U.S. Court of Appeals

for the Fourth Circuit and First Circuit, respectively.

Several Louisiana parishes and individual landowners have

filed lawsuits against oil and gas companies,
including ConocoPhillips, seeking compensatory damages

in connection with historical oil and gas operations
in Louisiana.

All parish lawsuits are stayed pending an

appeal to the Fifth Circuit Court of Appeals on the
issue of whether they will proceed in federal or state

court.

ConocoPhillips will vigorously defend against
these lawsuits.

Other
We

have deferred tax assets related to certain

accrued liabilities, loss carryforwards and

credit carryforwards.

Valuation

allowances have been established to reduce

these deferred tax assets to an amount that will,

more
likely than not, be realized.

Based on our historical taxable income,

our expectations for the future, and
available tax-planning strategies, management expects

the net deferred tax assets will be realized as

offsets to
reversing deferred tax liabilities.

CRITICAL ACCOUNTING ESTIMATES

The preparation of financial statements in conformity

with GAAP requires management to select

appropriate
accounting policies and to make estimates and

assumptions that affect the reported amounts of assets,
liabilities, revenues and expenses.

See Note 1—Accounting Policies, in the Notes to Consolidated

Financial
Statements, for descriptions of our major accounting policies.

Certain of these accounting policies involve
judgments and uncertainties to such an extent there

is a reasonable likelihood materially different amounts
would have been reported under different conditions, or if

different assumptions had been used.

These critical
accounting estimates are discussed with the Audit

and Finance Committee of the Board of Directors

at least
annually.

We believe the following discussions of critical accounting estimates, along with the discussion of
deferred tax asset valuation allowances in this report,

address all important accounting areas where

the nature
of accounting estimates or assumptions is material due

to the levels of subjectivity and judgment

necessary to
account for highly uncertain matters or the susceptibility

of such matters to change.

Oil and Gas Accounting

Accounting for oil and gas exploratory activity is

subject to special accounting rules unique to the

oil and gas
industry.

The acquisition of geological and geophysical

seismic information, prior to the discovery of proved
reserves, is expensed as incurred, similar to accounting

for research and development costs.

However,
leasehold acquisition costs and exploratory well

costs are capitalized on the balance sheet pending
determination of whether proved oil and gas reserves

have been recognized.

Property Acquisition Costs
For individually significant leaseholds, management

periodically assesses for impairment based

on exploration
and drilling efforts to date.

For relatively small individual

leasehold acquisition costs, management exercises
judgment and determines a percentage probability

that the prospect ultimately will fail to find proved oil

and
gas reserves and pools that leasehold information

with others in the geographic area.

For prospects in areas
with limited, or no, previous exploratory drilling,

the percentage probability of ultimate failure is

normally
judged to be quite high.

This judgmental percentage is multiplied

by the leasehold acquisition cost, and that
product is divided by the contractual period of the leasehold to determine a periodic leasehold impairment
charge that is reported in exploration expense.

This judgmental probability percentage is reassessed

and
adjusted throughout the contractual period of the leasehold

based on favorable or unfavorable exploratory
activity on the leasehold or on adjacent leaseholds,

and leasehold impairment amortization expense is

adjusted
prospectively.

At year-end 2019, the remaining $3.5 billion of net

capitalized unproved property costs consisted primarily

of
individually significant leaseholds, mineral rights

held in perpetuity by title ownership, exploratory

wells
currently being drilled, suspended exploratory wells,

and capitalized interest.

Of this amount, approximately

$2.1 billion is concentrated in 10 major development areas,

the majority of which are not expected to move

to
proved properties in 2020, and $0.6 billion is held for sale.

Management periodically assesses individually
significant leaseholds for impairment based on

the results of exploration and drilling efforts and the outlook for
commercialization.

Exploratory Costs
For exploratory wells, drilling costs are temporarily capitalized,

or “suspended,” on the balance sheet, pending
a determination of whether potentially economic

oil and gas reserves have been discovered

by the drilling
effort to justify development.

If exploratory wells encounter potentially economic

quantities of oil and gas, the well costs remain

capitalized
on the balance sheet as long as sufficient progress assessing the reserves and the economic and operating
viability of the project is being made.

The accounting notion of “sufficient progress” is a judgmental area, but
the accounting rules do prohibit continued capitalization

of suspended well costs on the expectation

future
market conditions will improve or new technologies

will be found that would make the development
economically profitable.

Often, the ability to move into the development

phase and record proved reserves is
dependent on obtaining permits and government or

co-venturer approvals, the timing of which is ultimately
beyond our control.

Exploratory well costs remain suspended as long as we

are actively pursuing such
approvals and permits, and believe they will

be obtained.

Once all required approvals and permits have been
obtained, the projects are moved into the development

phase, and the oil and gas reserves are designated

as
proved reserves.

For complex exploratory discoveries,

it is not unusual to have exploratory wells

remain
suspended on the balance sheet for several years

while we perform additional appraisal drilling and

seismic
work on the potential oil and gas field or while we seek government or co-venturer approval of development
plans or seek environmental permitting.

Once a determination is made the well did not

encounter potentially
economic oil and gas quantities, the well costs

are expensed as a dry hole and reported in exploration

expense.

Management reviews suspended well balances quarterly, continuously monitors the results of the additional
appraisal drilling and seismic work, and expenses

the suspended well costs as a dry hole when it determines
the potential field does not warrant further investment

in the near term.

Criteria utilized in making this
determination include evaluation of the reservoir characteristics and hydrocarbon properties, expected
development costs, ability to apply existing technology

to produce the reserves, fiscal terms, regulations

or
contract negotiations, and our expected return on

investment.

At year-end 2019, total suspended well costs

were $1,020 million, compared with $856 million at

year-end
2018.

For additional information on suspended wells,

including an aging analysis, see Note 8—Suspended
Wells and Other Exploration Expenses, in the Notes to Consolidated Financial

Statements.

Proved Reserves
Engineering estimates of the quantities of proved reserves

are inherently imprecise and represent only
approximate amounts because of the judgments involved

in developing such information.

Reserve estimates
are based on geological and engineering assessments

of in-place hydrocarbon volumes, the production plan,
historical extraction recovery and processing yield

factors, installed plant operating capacity

and approved
operating limits.

The reliability of these estimates at any point

in time depends on both the quality and
quantity of the technical and economic data and the

efficiency of extracting and processing the hydrocarbons.

Despite the inherent imprecision in these engineering

estimates, accounting rules require disclosure of
“proved” reserve estimates due to the importance

of these estimates to better understand

the perceived value
and future cash flows of a company’s operations.

There are several authoritative guidelines

regarding the
engineering criteria that must be met before estimated

reserves can be designated as “proved.”

Our
geosciences and reservoir engineering organization has policies and procedures in place consistent with these
authoritative guidelines.

We have trained and experienced internal engineering personnel who estimate our proved reserves held by consolidated companies, as

well as our share of equity affiliates.

Proved reserve estimates are adjusted annually in the fourth quarter and during the year if significant changes
occur, and take into account recent production and subsurface information about each field.

Also, as required
by current authoritative guidelines, the estimated

future date when an asset will be permanently shut

down for
economic reasons is based on 12-month average prices and

current costs.

This estimated date when production
will end affects the amount of estimated reserves.

Therefore, as prices and cost levels change from

year to
year, the estimate of proved reserves also changes.

Generally, our proved reserves decrease as prices decline
and increase as prices rise.

Our proved reserves include estimated quantities related

to PSCs, reported under the “economic interest”
method, as well as variable-royalty regimes, and are

subject to fluctuations in commodity

prices; recoverable
operating expenses; and capital costs.

If costs remain stable, reserve quantities

attributable to recovery of costs
will change inversely to changes in commodity prices.

We would expect reserves from these contracts to
decrease when product prices rise and increase

when prices decline.

The estimation of proved developed reserves also

is important to the income statement because

the proved
developed reserve estimate for a field serves as the denominator in the unit-of-production calculation of the
DD&A of the capitalized costs for that asset.

At year-end 2019, the net book value of productive

PP&E
subject to a unit-of-production calculation was approximately

$35 billion and the DD&A recorded on these
assets in 2019 was approximately $5.8

billion.

The estimated proved developed reserves for

our consolidated
operations were 3.3 billion BOE at the end of 2018 and

3.2

billion BOE at the end of 2019.

If the estimates of
proved reserves used in the unit-of-production calculations

had been lower by 10 percent across all
calculations, before-tax DD&A in 2019 would have

increased by an estimated $642 million.

Impairments

Long-lived assets used in operations are assessed for

impairment whenever changes in facts

and circumstances
indicate a possible significant deterioration in future

cash flows expected to be generated by an asset

group and
annually in the fourth quarter following updates to corporate planning assumptions.

If there is an indication
the carrying amount of an asset may not be recovered,

the asset is monitored by management through an
established process where changes to significant

assumptions such as prices, volumes and future development
plans are reviewed.

If, upon review, the sum of the undiscounted before-tax cash flows is less than the
carrying value of the asset group, the carrying value is

written down to estimated fair value.

Individual assets
are grouped for impairment purposes based on a judgmental

assessment of the lowest level for which there are
identifiable cash flows that are largely independent of the cash flows of other groups of assets—generally on a
field-by-field basis for E&P assets.

Because there usually is a lack of quoted market

prices for long-lived
assets, the fair value of impaired assets is typically

determined based on the present values of expected

future
cash flows using discount rates believed to be consistent

with those used by principal market participants,

or
based on a multiple of operating cash flow validated

with historical market transactions of similar assets where
possible.

The expected future cash flows used for impairment

reviews and related fair value calculations are
based on judgmental assessments of future production volumes,

commodity prices, operating costs and

capital
decisions, considering all available information at

the date of review.

Differing assumptions could affect the
timing and the amount of an impairment in any period.

See Note 9—Impairments, in the Notes to
Consolidated Financial Statements, for additional

information.

Investments in nonconsolidated entities accounted

for under the equity method are reviewed for

impairment
when there is evidence of a loss in value and annually

following updates to corporate planning assumptions.

Such evidence of a loss in value might include our

inability to recover the carrying amount, the

lack of
sustained earnings capacity which would justify

the current investment amount, or a current fair value less

than
the investment’s carrying amount.

When it is determined such a loss in value is

other than temporary, an
impairment charge is recognized for the difference between

the investment’s carrying value and its estimated
fair value.

When determining whether a decline in value is

other than temporary, management considers
factors such as the length of time and extent of

the decline, the investee’s financial condition and near-term prospects, and our ability and intention to retain our

investment for a period that will be sufficient to allow

for
any anticipated recovery in the market value of the

investment.

Since quoted market prices are usually not

available, the fair value is typically based on the present

value of expected future cash flows using discount
rates believed to be consistent with those used by

principal market participants, plus market analysis

of
comparable assets owned by the investee, if appropriate.

Differing assumptions could affect the timing and the
amount of an impairment of an investment in any period.

See the “APLNG” section of Note 6—Investments,
Loans and Long-Term Receivables, in the Notes to Consolidated Financial Statements,

for additional
information.

Asset Retirement Obligations and Environmental Costs

Under various contracts, permits and regulations,

we have material legal obligations to remove tangible
equipment and restore the land or seabed at the

end of operations at operational sites.

Our largest asset
removal obligations involve plugging and abandonment

of wells, removal and disposal of offshore oil

and gas
platforms around the world,

as well as oil and gas production

facilities and pipelines in Alaska.

The fair values
of obligations for dismantling and removing these facilities are recorded as a liability and an increase to PP&E
at the time of installation of the asset based on estimated

discounted costs.

Estimating future asset removal
costs is difficult.

Most of these removal obligations are many

years, or decades, in the future and the contracts
and regulations often have vague descriptions

of what removal practices and criteria must

be met when the
removal event actually occurs.

Asset removal technologies and costs, regulatory

and other compliance
considerations, expenditure timing, and other inputs into

valuation of the obligation, including discount

and
inflation rates, are also subject to change.

Normally, changes in asset removal obligations are reflected in the income statement as increases or decreases
to DD&A over the remaining life of the assets.

However, for assets at or nearing the end of their operations, as well as previously sold assets for which we retained the

asset removal obligation, an increase in the asset
removal obligation can result in an immediate charge to earnings, because any increase in PP&E due to the
increased obligation would immediately be subject

to impairment, due to the low fair value of

these properties.

In addition to asset removal obligations, under the

above or similar contracts, permits and regulations, we

have
certain environmental-related projects.

These are primarily related to remediation activities

required by
Canada and various states

within the U.S. at exploration and production

sites.

Future environmental
remediation costs are difficult to estimate because they are subject to change due to such factors as the
uncertain magnitude of cleanup costs, the unknown

time and extent of such remedial actions that

may be
required, and the determination of our liability

in proportion to that of other responsible parties.

See Note
10—Asset Retirement Obligations and Accrued Environmental

Costs, in the Notes to Consolidated Financial
Statements, for additional information.

Projected Benefit Obligations

Determination of the projected benefit obligations for our

defined benefit pension and postretirement plans

are
important to the recorded amounts for such obligations

on the balance sheet and to the amount of benefit
expense in the income statement.

The actuarial determination of projected benefit obligations and company
contribution requirements involves judgment about

uncertain future events, including estimated retirement
dates, salary levels at retirement, mortality rates, lump-sum election rates, rates of return on plan assets, future
health care cost-trend rates, and rates of utilization

of health care services by retirees.

Due to the specialized
nature of these calculations, we engage outside actuarial

firms to assist in the determination of these projected
benefit obligations and company contribution requirements.

For Employee Retirement Income Security Act-
governed pension plans, the actuary exercises fiduciary

care on behalf of plan participants in the determination
of the judgmental assumptions used in determining

required company contributions into the plans.

Due to
differing objectives and requirements between financial

accounting rules and the pension plan funding
regulations promulgated by governmental agencies,

the actuarial methods and assumptions

for the two
purposes differ in certain important respects.

Ultimately, we will be required to fund all vested benefits under pension and postretirement benefit plans not funded by

plan assets or investment returns, but the

judgmental
assumptions used in the actuarial calculations significantly affect periodic financial statements and funding
patterns over time.

Projected benefit obligations are particularly

sensitive to the discount rate assumption.

A

100 basis-point decrease in the discount rate assumption

would increase projected benefit obligations by
$1,000 million.

Benefit expense is sensitive to the discount

rate and return on plan assets assumptions.

A
100 basis-point decrease in the discount rate assumption

would increase annual benefit expense by
$100 million, while a 100 basis-point decrease in the

return on plan assets assumption would increase

annual
benefit expense by $60

million.

In determining the discount rate, we use yields on high-quality fixed income
investments matched to the estimated benefit cash

flows of our plans.

We

are also exposed to the possibility
that lump sum retirement benefits taken from pension

plans during the year could exceed the

total of service
and interest components of annual pension expense and

trigger accelerated recognition of a portion

of
unrecognized net actuarial losses and gains.

These benefit payments are based on decisions

by plan
participants and are therefore difficult to predict.

In the event there is a significant reduction

in the expected
years of future service of present employees or the elimination of the accrual of defined benefits for some

or all
of their future services for a significant number of

employees, we could recognize a curtailment gain

or loss.

See Note 18—Employee Benefit Plans, in the Notes to

Consolidated Financial Statements, for additional
information.

Contingencies
A number of claims and lawsuits are made against the

company arising in the ordinary course of

business.

Management exercises judgment related to accounting

and disclosure of these claims which includes losses,
damages, and underpayments associated with

environmental remediation, tax, contracts, and other

legal
disputes.

As we learn new facts concerning contingencies,

we reassess our position both with respect to
amounts recognized and disclosed considering changes

to the probability of additional losses and

potential
exposure.

However, actual losses can and do vary from estimates for a variety of reasons including legal,
arbitration, or other third-party decisions; settlement discussions;

evaluation of scope of damages;
interpretation of regulatory or contractual terms;

expected timing of future actions; and proportion of

liability
shared with other responsible parties.

Estimated future costs related to contingencies

are subject to change as
events evolve and as additional information becomes

available during the administrative and litigation
processes.

For additional information on contingent liabilities,

see the “Contingencies” section within “Capital
Resources and Liquidity” and Note 13—Contingencies and

Commitments.

CAUTIONARY STATEMENT

FOR THE PURPOSES OF THE “SAFE HARBOR”

PROVISIONS OF
THE PRIVATE

SECURITIES LITIGATION REFORM ACT OF 1995

This report includes forward-looking statements within

the meaning of Section 27A of the Securities

Act of
1933 and Section 21E of the Securities Exchange Act

of 1934.

All statements other than statements of
historical fact included or incorporated by reference

in this report, including, without limitation, statements
regarding our future financial position, business strategy, budgets, projected revenues,

projected costs and
plans, and objectives of management for future operations,

are forward-looking statements.

Examples of
forward-looking statements contained in this report include

our expected production growth and outlook

on the
business environment generally, our expected capital budget and capital expenditures,

and discussions
concerning future dividends.

You

can often identify our forward-looking statements by

the words “anticipate,”
“estimate,” “believe,” “budget,” “continue,” “could,”

“intend,” “may,” “plan,” “potential,” “predict,” “seek,”
“should,” “will,” “would,” “expect,” “objective,” “projection,”

“forecast,” “goal,” “guidance,” “outlook,”
“effort,” “target” and similar expressions.

We

based the forward-looking statements on

our current expectations, estimates and projections

about
ourselves and the industries in which we operate in

general.

We

caution you these statements are not
guarantees of future performance as they involve

assumptions that, while made in good faith, may prove

to be
incorrect, and involve risks and uncertainties we cannot

predict.

In addition, we based many of these forward-
looking statements on assumptions about future events

that may prove to be inaccurate.

Accordingly, our
actual outcomes and results may differ materially from what

we have expressed or forecast in the forward-
looking statements.

Any differences could result from a variety of factors,

including, but not limited to, the
following:

●

Fluctuations in crude oil, bitumen, natural gas, LNG

and NGLs prices, including a prolonged decline
in these prices relative to historical or future expected

levels.
●

The impact of significant declines in prices for

crude oil, bitumen, natural gas, LNG and NGLs,

which
may result in recognition of impairment costs on our

long-lived assets, leaseholds and
nonconsolidated equity investments.
●

Potential failures or delays in achieving expected reserve

or production levels from existing and future
oil and gas developments, including due to operating hazards,

drilling risks and the inherent
uncertainties in predicting reserves and reservoir

performance.
●

Reductions in reserves replacement rates, whether as

a result of the significant declines in commodity
prices or otherwise.
●

Unsuccessful exploratory drilling activities or the

inability to obtain access to exploratory

acreage.
●

Unexpected changes in costs or technical requirements

for constructing, modifying or operating E&P
facilities.
●

Legislative and regulatory initiatives addressing environmental concerns, including initiatives
addressing the impact of global climate change

or further regulating hydraulic fracturing, methane
emissions, flaring or water disposal.
●

Lack of, or disruptions in, adequate and reliable transportation for our crude oil, bitumen, natural gas,
LNG and NGLs.
●

Inability to timely obtain or maintain permits,

including those necessary for construction, drilling
and/or development, or inability to make capital expenditures required to maintain compliance with
any necessary permits or applicable laws or regulations.
●

Failure to complete definitive agreements and feasibility

studies for, and to complete construction of,
announced and future exploration and production and

LNG development in a timely manner (if at all)
or on budget.
●

Potential disruption or interruption of our operations

due to accidents, extraordinary weather events,
civil unrest, political events, war, global health epidemics,

terrorism, cyber attacks, and information
technology failures, constraints or disruptions.
●

Changes in international monetary conditions and foreign

currency exchange rate fluctuations.
●

Changes in international trade relationships, including

the imposition of trade restrictions or tariffs

relating to crude oil, bitumen, natural gas, LNG, NGLs

and any materials or products (such as
aluminum and steel) used in the operation of our

business.
●

Substantial investment in and development use

of, competing or alternative energy sources, including
as a result of existing or future environmental rules and

regulations.
●

Liability for remedial actions, including removal and

reclamation obligations, under existing or future
environmental regulations and litigation.
●

Significant operational or investment changes imposed

by existing or future environmental statutes
and regulations, including international agreements

and national or regional legislation and regulatory
measures to limit or reduce GHG emissions.
●

Liability resulting from litigation or our failure to

comply with applicable laws and regulations.

●

General domestic and international economic and

political developments, including armed hostilities;
expropriation of assets; changes in governmental

policies relating to crude oil, bitumen, natural

gas,
LNG and NGLs pricing, regulation or taxation; the impact

of and uncertainty surrounding the U.K.’s
decision to withdraw from the EU; and other political,

economic or diplomatic developments.
●

Volatility

in the commodity futures markets.
●

Changes in tax and other laws, regulations (including

alternative energy mandates), or royalty rules
applicable to our business, including changes resulting

from the implementation and interpretation

of
the Tax Cuts and Jobs Act.
●

Competition and consolidation in the oil and gas

E&P industry.
●

Any limitations on our access to capital or increase

in our cost of capital, including as a result

of
illiquidity or uncertainty in domestic or international

financial markets.
●

Our inability to execute, or delays in the completion,

of any asset dispositions or acquisitions we elect
to pursue.

●

Potential failure to obtain, or delays in obtaining, any

necessary regulatory approvals for asset
dispositions or acquisitions, or that such approvals

may require modification to the terms of

the
transactions or the operation of our remaining business.
●

Potential disruption of our operations as a result

of asset dispositions or acquisitions, including

the
diversion of management time and attention.
●

Our inability to deploy the net proceeds from any asset

dispositions we undertake in the manner and
timeframe we currently anticipate, if at all.
●

Our inability to liquidate the common stock issued to us

by Cenovus Energy as part of our sale of
certain assets in western Canada at prices we deem

acceptable, or at all.
●

The operation and financing of our joint ventures.
●

The ability of our customers and other contractual counterparties to satisfy their obligations to us,
including our ability to collect payments when due

from the government of Venezuela or PDVSA.

●

Our inability to realize anticipated cost savings and expenditure reductions.
●

The risk factors generally described in Item 1A—Risk

Factors in our 2019 Annual Report on Form
10-K filed with the SEC on February 18, 2020, and any

additional risks described in our other filings
with the SEC.

Item 8.

FINANCIAL STATEMENTS

AND SUPPLEMENTARY DATA

  CONOCOPHILLIPS

INDEX TO FINANCIAL STATEMENTS
Page
Report of Management ............................................................................................................................

63
Reports of Independent Registered Public Accounting

Firm..................................................................

64
Consolidated Income Statement for the years ended December

31, 2019, 2018 and 2017 ....................

68
Consolidated Statement of Comprehensive Income for

the years ended

December 31, 2019, 2018 and 2017 ..................................................................................................

69
Consolidated Balance Sheet at December 31,

2019 and 2018 ................................................................

70
Consolidated Statement of Cash Flows for the years

ended December 31, 2019,

2018 and 2017 .........

71
Consolidated Statement of Changes in Equity for

the years ended
December 31, 2019, 2018 and 2017 ..................................................................................................

72
Notes to Consolidated Financial Statements

............................................................................................

73
Supplementary Information
Oil and Gas Operations ..............................................................................................................

137
Selected Quarterly Financial Data ..............................................................................................

165
Condensed Consolidating Financial Information

.......................................................................

166

Report of Management

Management prepared, and is responsible for, the consolidated financial statements and the other information
appearing in this annual report.

The consolidated financial statements present

fairly the company’s financial
position, results of operations and cash flows in conformity with accounting principles generally accepted

in
the United States.

In preparing its consolidated financial statements,

the company includes amounts that are
based on estimates and judgments management believes

are reasonable under the circumstances.

The
company’s financial statements have been audited by Ernst & Young LLP,

an independent registered public
accounting firm appointed by the Audit and Finance Committee of the Board of Directors and ratified by
stockholders.

Management has made available to Ernst

& Young LLP all of the company’s financial records
and related data, as well as the minutes of stockholders’

and directors’ meetings.

Assessment of Internal Control Over Financial Reporting
Management is also responsible for establishing and maintaining adequate internal control over financial
reporting.

ConocoPhillips’ internal control system

was designed to provide reasonable assurance to the
company’s management and directors regarding the preparation and fair presentation of published financial
statements.

All internal control systems, no matter how well

designed, have inherent limitations.

Therefore, even those
systems determined to be effective can provide only reasonable assurance with respect to financial statement
preparation and presentation.

Management assessed the effectiveness of the company’s internal control over financial reporting as of
December 31, 2019.

In making this assessment, it

used the criteria set forth by the Committee of

Sponsoring
Organizations of the Treadway Commission in Internal Control—Integrated Framework (2013)
.

Based on our
assessment, we believe the company’s internal control over financial reporting was effective as of
December 31, 2019.

Ernst & Young LLP has issued an audit report on the company’s internal control over financial reporting as of
December 31, 2019, and their report is included herein.

/s/ Ryan M. Lance /s/ Don E. Wallette, Jr.
Ryan M. Lance

Don E. Wallette, Jr.
Chairman and
Chief Executive Officer

Executive Vice President and

Chief Financial Officer

February 18, 2020

Report of Independent Registered Public Accounting

Firm

To the Stockholders and the Board of Directors of ConocoPhillips

Opinion on the Financial Statements
We

have audited the accompanying consolidated

balance sheets of ConocoPhillips (the Company)

as of
December 31, 2019 and 2018, the related consolidated

income statement, consolidated statements

of
comprehensive income, changes in equity and cash flows

for each of the three years in the period ended
December 31, 2019, and the related notes, condensed

consolidating financial information listed in the Index

at
Item 8, and financial statement schedule listed in

Item 15(a) (collectively referred to as the

“consolidated
financial statements”). In our opinion, the consolidated

financial statements present fairly, in all material
respects, the financial position of the Company at

December 31, 2019 and 2018, and the results

of its
operations and its cash flows for each of the three

years in the period ended December 31, 2019, in

conformity
with U.S. generally accepted accounting principles.

We

also have audited, in accordance with the standards

of the Public Company Accounting

Oversight Board
(United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2019,
based on criteria established in Internal Control–Integrated

Framework issued by the Committee of Sponsoring
Organizations of the Treadway Commission (2013 framework) and our report dated February 18, 2020,
expressed an unqualified opinion thereon.

Basis for Opinion
These financial statements are the responsibility

of the Company’s management. Our responsibility is to
express an opinion on the Company’s financial statements based on our audits. We are a public accounting
firm registered with the PCAOB and are required to be

independent with respect to the Company in
accordance with the U.S. federal securities laws and

the applicable rules and regulations of the Securities

and
Exchange Commission and the PCAOB.

We

conducted our audits in accordance with the standards

of the PCAOB. Those standards require that we
plan and perform the audit to obtain reasonable assurance

about whether the financial statements are free of
material misstatement, whether due to error or fraud.

Our audits included performing procedures to

assess the
risks of material misstatement of the financial statements,

whether due to error or fraud, and performing
procedures that respond to those risks. Such procedures

included examining, on a test basis, evidence
regarding the amounts and disclosures in the financial

statements. Our audits also included evaluating

the
accounting principles used and significant estimates

made by management, as well as evaluating the

overall
presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters
The critical audit matters communicated below are

matters arising from the current period audit of the
consolidated financial statements that were communicated

or required to be communicated to the Audit

and
Finance Committee and that: (1) relate to accounts

or disclosures that are material to the consolidated

financial
statements and (2) involved our especially challenging,

subjective or complex judgments. The

communication
of critical audit matters does not alter in any way

our opinion on the consolidated financial statements,

taken as
a whole, and we are not, by communicating the

critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to

which they relate.

Accounting for asset retirement obligations for

certain offshore properties
Description of
the Matter
At December 31, 2019, the asset retirement obligation

(“ARO”) balance totaled $6.2
billion. As further described in Note 10, the Company

records AROs in the period in
which they are incurred, typically when the asset is

installed at the production location.
The estimation of obligations related to certain offshore

assets requires significant
judgment given the magnitude of these removal costs

and higher estimation uncertainty
related to the removal plan and costs. Furthermore, given

certain of these assets are
nearing the end of their operations, the impact

of changes in these AROs may result in a
material impact to earnings given the relatively short

remaining useful lives of the assets.
Auditing the Company’s AROs for the obligations identified above is complex

and
highly judgmental due to the significant estimation required by management in
determining the obligations. In particular, the estimates were sensitive to significant
subjective assumptions such as removal cost estimates

and end of field life, which are
affected by expectations about future market or economic

conditions.
How We
Addressed the
Matter in Our
Audit
We

obtained an understanding, evaluated the

design and tested the operating
effectiveness of the Company’s internal controls over its ARO estimation process, including management’s review of the significant assumptions that have a material effect
on the determination of the obligations. We also tested management’s controls over the completeness and accuracy of the financial data

used in the valuation.
To test the AROs for the obligations identified above, our audit procedures included, among others, assessing the significant assumptions and

inputs used in the valuation,
including removal cost estimates and end of field

life assumptions. For example, we
evaluated removal cost estimates by comparing to settlements and recent removal
activities and costs. We also compared end of field life assumptions to production forecasts.

We involved our internal specialists in testing the underlying removal cost estimates.
Depreciation, depletion and amortization of proved oil

and gas properties
Description of
the Matter
At December 31, 2019, the net book value of the Company’s properties,

plants and
equipment was $42.3 billion, and depreciation, depletion

and amortization (DD&A)
expense was $6.1 billion for the year then ended. As

described in Note 1, DD&A of
properties, plants and equipment on producing hydrocarbon

properties and certain
pipeline and LNG assets (those which are expected

to have a declining utilization
pattern) are determined by the unit-of-production method

based on proved oil and gas
reserves, as estimated by the Company’s internal reservoir engineers. Proved oil and gas
reserve estimates are based on geological and engineering

assessments of in-place
hydrocarbon volumes, the production plan, historical

extraction recovery and processing
yield factors, installed plant operating capacity

and approved operating limits. Significant
judgment is required by the Company’s internal reservoir engineers in evaluating geological and engineering data when estimating

proved oil and gas reserves. Estimating
reserves also requires the selection of inputs, including

oil and gas price assumptions,
future operating and capital costs assumptions and tax

rates by jurisdiction, among
others. Because of the complexity involved in estimating

oil and gas reserves,
management also used a third-party petroleum engineering

firm to perform a review of
the processes and controls used by the Company’s internal reservoir engineers to
determine estimates of proved oil and gas reserves.

Auditing the Company’s DD&A calculation is complex because of the use of the work of
the internal reservoir engineers and third-party petroleum

engineering firm and the
evaluation of management’s determination of the inputs described above used by the
internal reservoir engineers in estimating proved oil

and gas reserves.

How We
Addressed the
Matter in Our
Audit
We

obtained an understanding, evaluated the

design and tested the operating
effectiveness of the Company’s internal controls over its process to calculate DD&A, including management’s controls over the completeness and accuracy of the financial
data provided to the internal reservoir engineers for

use in estimating proved oil and gas
reserves.
Our audit procedures included, among others,

evaluating the professional qualifications
and objectivity of the Company’s internal reservoir engineers primarily responsible for
overseeing the preparation of the reserve estimates and

the third-party petroleum
engineering firm used to review the Company’s processes and controls. In addition, in
assessing whether we can use the work of the internal

reservoir engineers, we evaluated
the completeness and accuracy of the financial data

and inputs described above used by
the internal reservoir engineers in estimating proved

oil and gas reserves by agreeing
them to source documentation and we identified and

evaluated corroborative and
contrary evidence. For proved undeveloped reserves,

we evaluated management’s
development plan for compliance with the SEC rule

that undrilled locations are
scheduled to be drilled within five years, unless

specific circumstances justify a longer
time, by assessing consistency of the development projections with the Company’s drill
plan. We also tested the accuracy of the DD&A calculations, including comparing the
proved oil and gas reserve amounts used in the calculation

to the Company’s reserve
report.

/s/ Ernst & Young LLP

We

have served as ConocoPhillips’ auditor

since 1949.

Houston, Texas
February 18, 2020, except as it relates to the effects of the change in segments described in Note 25, as to
which the date is November 16, 2020

Report of Independent Registered Public

Accounting Firm

To the Stockholders and the Board of Directors of ConocoPhillips

Opinion on Internal Control over Financial

Reporting
We have audited ConocoPhillips’ internal control over financial reporting as of December 31, 2019, based on
criteria established in Internal Control–Integrated

Framework issued by the

Committee of Sponsoring Organizations
of the Treadway Commission (2013 framework)

(the COSO criteria). In our opinion,

ConocoPhillips (the Company)
maintained, in all material respects, effective

internal control over financial

reporting as of December 31,

2019,
based on the COSO criteria.

We also have audited, in accordance with the standards of

the Public Company Accounting

Oversight Board (United
States) (PCAOB), the consolidated balance

sheets of the Company as

of December 31, 2019 and

2018, the related
consolidated income statement,

consolidated statements of comprehensive

income, changes in equity and

cash flows
for each of the three years in the period

ended December 31, 2019,

and the related notes, condensed

consolidating
financial information listed in the

Index at Item 8, and financial

statement schedule listed in Item

15(a) and our
report dated February 18, 2020, expressed

an unqualified opinion thereon.

Basis for Opinion
The Company’s management is responsible for maintaining

effective internal control over financial reporting

and
for its assessment of the effectiveness of internal

control over financial reporting included

under the heading
“Assessment of Internal Control

Over Financial Reporting” in the accompanying

“Report of Management.” Our
responsibility is to express an opinion

on the Company’s internal control over financial

reporting based on our audit.
We are a public accounting firm registered with the PCAOB

and are required to be independent with

respect to the
Company in accordance with the U.S.

federal securities laws and

the applicable rules and regulations

of the
Securities and Exchange Commission

and the PCAOB.

We conducted our audit in accordance with the standards of the

PCAOB. Those standards

require that we plan and
perform the audit to obtain reasonable

assurance about whether effective internal

control over financial reporting
was maintained in all material respects.

Our audit included obtaining an

understanding of internal control

over financial reporting, assessing

the risk that a
material weakness exists, testing

and evaluating the design and

operating effectiveness of internal

control based on
the assessed risk, and performing such

other procedures as we considered

necessary in the circumstances.

We
believe that our audit provides a reasonable

basis for our opinion.

Definition and Limitations of Internal

Control Over Financial Reporting
A company’s internal control over financial reporting

is a process designed to provide

reasonable assurance
regarding the reliability of financial

reporting and the preparation

of financial statements

for external purposes in
accordance with generally accepted accounting

principles. A company’s internal control over financial

reporting
includes those policies and procedures

that (1) pertain to the maintenance

of records that, in reasonable

detail,
accurately and fairly reflect the transactions

and dispositions of the assets

of the company; (2) provide reasonable
assurance that transactions are recorded

as necessary to permit preparation

of financial statements in accordance
with generally accepted accounting

principles, and that receipts and expenditures

of the company are being made
only in accordance with authorizations

of management and directors

of the company; and (3) provide

reasonable
assurance regarding prevention or

timely detection of unauthorized acquisition,

use, or disposition of the company’s
assets that could have a material effect on the

financial statements.

Because of its inherent limitations,

internal control over financial

reporting may not prevent or detect

misstatements.
Also, projections of any evaluation of

effectiveness to future periods are

subject to the risk that controls may

become
inadequate because of changes in conditions,

or that the degree of compliance

with the policies or procedures

may
deteriorate.

/s/ Ernst & Young LLP

Houston, Texas
February 18, 2020

Consolidated Income Statement ConocoPhillips
Years

Ended December 31
Millions of Dollars
2019 2018 2017
Revenues and Other Income
Sales and other operating revenues $
32,567
36,417
29,106
Equity in earnings of affiliates
779
1,074
772
Gain on dispositions
1,966
1,063
2,177
Other income

1,358
173
529
Total Revenues and Other Income
36,670
38,727
32,584
Costs and Expenses
Purchased commodities
11,842
14,294
12,475
Production and operating expenses
5,322
5,213
5,162
Selling, general and administrative

expenses
556
401
427
Exploration expenses
743
369
934
Depreciation, depletion and amortization
6,090
5,956
6,845
Impairments
405
27
6,601
Taxes other than income taxes
953
1,048
809
Accretion on discounted liabilities
326
353
362
Interest and debt expense
778
735
1,098
Foreign currency transaction (gains)

losses
66
(17)
35
Other expenses
65
375
451
Total Costs and Expenses
27,146
28,754
35,199
Income (loss) before income taxes
9,524
9,973
(2,615)
Income tax provision (benefit)
2,267
3,668
(1,822)
Net income (loss)
7,257
6,305
(793)
Less: net income attributable to noncontrolling

interests
(68)
(48)
(62)
Net Income (Loss) Attributable to

ConocoPhillips
$
7,189
6,257
(855)
Net Income (Loss) Attributable to

ConocoPhillips Per Share
of Common Stock (dollars)
Basic $
6.43
5.36
(0.70)
Diluted
6.40
5.32
(0.70)
Average Common Shares Outstanding (in thousands)
Basic
1,117,260
1,166,499
1,221,038
Diluted
1,123,536
1,175,538
1,221,038
See Notes to Consolidated

Financial Statements.

Consolidated Statement of Comprehensive Income ConocoPhillips
Years

Ended December 31
Millions of Dollars
2019 2018 2017
Net Income (Loss) $
7,257
6,305
(793)
Other comprehensive income (loss)
Defined benefit plans
Prior service credit (cost) arising

during the period
-
(7)
2
Reclassification adjustment for amortization

of prior
service credit included in net income

(loss)
(35)
(40)
(38)
Net change
(35)
(47)
(36)
Net actuarial gain (loss) arising during

the period
(55)
(150)
19
Reclassification adjustment for amortization

of net
actuarial losses included in net income

(loss)
146
279
247
Net change
91
129
266
Nonsponsored plans*
(3)
(1)
(2)
Income taxes on defined benefit plans
(2)
(42)
(81)
Defined benefit plans, net of tax
51
39
147
Unrealized holding loss on securities
-
-
(58)
Unrealized loss on securities, net of

tax
-
-
(58)
Foreign currency translation adjustments
699
(645)
586
Income taxes on foreign currency

translation adjustments
(4)
3
-
Foreign currency translation adjustments,

net of tax
695
(642)
586
Other Comprehensive Income (Loss), Net

of Tax
746
(603)
675
Comprehensive Income (Loss)
8,003
5,702
(118)
Less: comprehensive income attributable

to noncontrolling interests
(68)
(48)
(62)
Comprehensive Income (Loss) Attributable

to ConocoPhillips
$
7,935
5,654
(180)
*Plans for which ConocoPhillips

is not the primary obligor
—
primarily those administered

by equity affiliates.
See Notes to Consolidated

Financial Statements.

Consolidated Balance Sheet

ConocoPhillips
At December 31 Millions of Dollars
2019 2018
Assets
Cash and cash equivalents $
5,088
5,915
Short-term investments
3,028
248
Accounts and notes receivable (net

of allowance of $
13

million in 2019
and $
25

million in 2018)
3,267
3,920
Accounts and notes receivable—related

parties
134
147
Investment in Cenovus Energy
2,111
1,462
Inventories
1,026
1,007
Prepaid expenses and other current

assets
2,259
575
Total Current Assets
16,913
13,274
Investments and long-term receivables
8,687
9,329
Loans and advances—related parties
219
335
Net properties, plants and equipment

(net of accumulated depreciation,

depletion
and amortization of $
55,477

million in 2019 and $
64,899

million in 2018)
42,269
45,698
Other assets
2,426
1,344
Total Assets $
70,514
69,980
Liabilities
Accounts payable $
3,176
3,863
Accounts payable—related parties
24
32
Short-term debt
105
112
Accrued income and other taxes
1,030
1,320
Employee benefit obligations
663
809
Other accruals
2,045
1,259
Total Current Liabilities
7,043
7,395
Long-term debt
14,790
14,856
Asset retirement obligations and accrued

environmental costs
5,352
7,688
Deferred income taxes
4,634
5,021
Employee benefit obligations
1,781
1,764
Other liabilities and deferred credits
1,864
1,192
Total Liabilities
35,464
37,916
Equity
Common stock (
2,500,000,000

shares authorized at $
0.01

par value)
Issued (2019—
1,795,652,203

shares; 2018—
1,791,637,434

shares)
Par value
18
18
Capital in excess of par
46,983
46,879
Treasury stock (at cost: 2019—
710,783,814

shares; 2018—
653,288,213

shares)
(46,405)
(42,905)
Accumulated other comprehensive

loss
(5,357)
(6,063)
Retained earnings
39,742
34,010
Total Common Stockholders’ Equity
34,981
31,939
Noncontrolling interests
69
125
Total Equity
35,050
32,064
Total Liabilities and Equity $
70,514
69,980
See Notes to Consolidated

Financial Statements.

Consolidated Statement of Cash Flows ConocoPhillips
Years

Ended December 31
Millions of Dollars
2019 2018 2017
Cash Flows From Operating Activities
Net income (loss) $
7,257
6,305
(793)
Adjustments to reconcile net income

(loss) to net cash provided by

operating activities
Depreciation, depletion and amortization
6,090
5,956
6,845
Impairments
405
27
6,601
Dry hole costs and leasehold impairments
421
95
566
Accretion on discounted liabilities
326
353
362
Deferred taxes
(444)
283
(3,681)
Undistributed equity earnings
594
152
(232)
Gain on dispositions
(1,966)
(1,063)
(2,177)
Other
(1,000)
191
(429)
Working capital adjustments
Decrease (increase) in accounts and

notes receivable
505
235
(886)
Decrease (increase) in inventories
(67)
86
(55)
Decrease (increase) in prepaid expenses

and other current assets
37
(55)
69
Increase (decrease) in accounts payable
(378)
(52)
265
Increase (decrease) in taxes and other

accruals
(676)
421
622
Net Cash Provided by Operating

Activities
11,104
12,934
7,077
Cash Flows From Investing Activities
Capital expenditures and investments
(6,636)
(6,750)
(4,591)
Working capital changes associated with investing activities
(103)
(68)
132
Proceeds from asset dispositions
3,012
1,082
13,860
Net sales (purchases) of investments
(2,910)
1,620
(1,790)
Collection of advances/loans—related

parties
127
119
115
Other
(108)
154
36
Net Cash Provided by (Used in) Investing

Activities
(6,618)
(3,843)
7,762
Cash Flows From Financing Activities
Repayment of debt
(80)
(4,995)
(7,876)
Issuance of company common stock
(30)
121
(63)
Repurchase of company common

stock
(3,500)
(2,999)
(3,000)
Dividends paid
(1,500)
(1,363)
(1,305)
Other
(119)
(123)
(112)
Net Cash Used in Financing Activities
(5,229)
(9,359)
(12,356)
Effect of Exchange Rate Changes

on Cash, Cash Equivalents

and Restricted Cash
(46)
(117)
232
Net Change in Cash, Cash Equivalents

and Restricted Cash
(789)
(385)
2,715
Cash, cash equivalents and restricted cash

at beginning of period
6,151
6,536
3,610
Cash, Cash Equivalents and Restricted

Cash at End of Period
$
5,362
6,151
6,325
Restricted cash of $
90

million and $
184

million are included

in the “Prepaid expenses

and other current

assets” and “Other assets” lines,
respectively,

of our Consolidated Balance

Sheet as of December 31, 2019.
Restricted cash totaling $
236

million is included in the “Other assets” line of

our Consolidated

Balance Sheet as of December 31,

2018.
See Notes to Consolidated

Financial Statements.

Consolidated Statement of Changes in Equity

ConocoPhillips
Millions of Dollars
Attributable to ConocoPhillips
Common Stock
Par
Value
Capital in
Excess of
Par
Treasury
Stock
Accum. Other
Comprehensive
Income (Loss)
Retained
Earnings
Non-
Controlling
Interests Total
December 31, 2016 $
18
46,507
(36,906)
(6,193)
31,548
252
35,226
Net income (loss)
(855)
62
(793)
Other comprehensive income
675
675
Dividends paid ($
1.06

per share of common stock)
(1,305)
(1,305)
Repurchase of company common

stock
(3,000)
(3,000)
Distributions to noncontrolling

interests and other
(120)
(120)
Distributed under benefit plans
115
115
Other
3
3
December 31, 2017 $
18
46,622
(39,906)
(5,518)
29,391
194
30,801
Net income
6,257
48
6,305
Other comprehensive loss
(603)
(603)
Dividends paid ($
1.16

per share of common stock)
(1,363)
(1,363)
Repurchase of company common

stock
(2,999)
(2,999)
Distributions to noncontrolling

interests and other
(121)
(121)
Distributed under benefit plans
257
257
Changes in Accounting

Principles*
58
(278)
(220)
Other
3
4
7
December 31, 2018 $
18
46,879
(42,905)
(6,063)
34,010
125
32,064
Net income
7,189
68
7,257
Other comprehensive income
746
746
Dividends paid ($
1.34

per share of common stock)
(1,500)
(1,500)
Repurchase of company common

stock
(3,500)
(3,500)
Distributions to noncontrolling

interests and other
(128)
(128)
Distributed under benefit plans
104
104
Changes in Accounting

Principles**
(40)
40
-
Other
3
4
7
December 31, 2019 $
18
46,983
(46,405)
(5,357)
39,742
69
35,050

*Cumulative effect of the adoption

of ASC Topic 606,

"Revenue from Contracts

with Customers," and ASU No. 2016-01,

"Recognition and

Measurement

of Financial Assets and Liabilities," at January

1, 2018.
**See Note 2—Changes in Accou

nting Principles for additional information.

See Notes to Consolidated

Financial Statements.

Notes to Consolidated Financial Statements ConocoPhillips
Note 1—Accounting Policies
■

Consolidation Principles and Investments
—Our consolidated financial statements include the

accounts
of majority-owned, controlled subsidiaries and

variable interest entities where we are the

primary
beneficiary.

The equity method is used to account for investments

in affiliates in which we have the
ability to exert significant influence over the affiliates’ operating and financial policies.

When we do not
have the ability to exert significant influence, the

investment is measured at fair value except when the
investment does not have a readily determinable

fair value.

For those exceptions, it will be measured at
cost minus impairment, plus or minus observable

price changes in orderly transactions for an identical

or
similar investment of the same issuer.

Undivided interests in oil and gas joint ventures, pipelines,

natural
gas plants and terminals are consolidated on a proportionate basis.

Other securities and investments are
generally carried at cost.
We

manage our operations through six operating

segments, defined by geographic region: Alaska;

Lower
48; Canada; Europe,

Middle East and North Africa;

Asia Pacific and Other International.

For additional
information, see Note 25—Segment Disclosures and Related

Information.

■

Foreign Currency Translation
—Adjustments resulting from the process of

translating foreign
functional currency financial statements into U.S.

dollars are included in accumulated other
comprehensive loss in common stockholders’ equity.

Foreign currency transaction gains and

losses are
included in current earnings.

Some of our foreign operations use their local

currency as the functional
currency.
■

Use of Estimates
—The preparation of financial statements

in conformity with accounting principles
generally accepted in the U.S. requires management to

make estimates and assumptions that affect

the
reported amounts of assets, liabilities, revenues and

expenses, and the disclosures of contingent assets

and
liabilities.

Actual results could differ from these estimates.
■

Revenue Recognition
—Revenues associated with the sales

of crude oil, bitumen, natural gas, LNG,
NGLs and other items are recognized at the point

in time when the customer obtains control

of the asset.

In evaluating when a customer has control of the asset,

we primarily consider whether the transfer of legal
title and physical delivery has occurred, whether the

customer has significant risks and rewards of
ownership, and whether the customer has accepted delivery

and a right to payment exists.

These products
are typically sold at prevailing market prices.

We allocate variable market-based consideration to
deliveries (performance obligations) in the current

period as that consideration relates specifically

to our
efforts to transfer control of current period deliveries to the customer and represents the amount we
expect to be entitled to in exchange for the related products.

Payment is typically due within 30 days or
less.

Revenues associated with transactions commonly

called buy/sell contracts, in which the purchase and sale
of inventory with the same counterparty are entered

into “in contemplation” of one another, are combined
and reported net (i.e., on the same income statement

line).
■

Shipping and Handling Costs —We typically incur shipping and handling costs prior to control transferring to the customer and account for these

activities as fulfillment costs.

Accordingly, we include
shipping and handling costs in production and operating

expenses for production activities.

Transportation costs related to marketing activities are recorded in purchased commodities.

Freight costs
billed to customers are treated as a component of

the transaction price and recorded as a component

of
revenue when the customer obtains control.

■

Cash Equivalents
—Cash equivalents are highly liquid, short-term

investments that are readily
convertible to known amounts of cash and have

original maturities of 90 days or less from

their date of
purchase.

They are carried at cost plus accrued interest,

which approximates fair value.

■

Short-Term

Investments
—Short-term investments include investments

in bank time deposits and
marketable securities (commercial paper and government

obligations) which are carried at cost plus
accrued interest and have original maturities of

greater than 90 days but within one year or when the
remaining maturities are within one year.

We also invest in financial instruments classified as available for sale debt securities which are carried at fair value. Those instruments are included in short-term
investments when they have remaining maturities

within one year as of the balance sheet date.

■

Long-Term Investments in Debt Securities
—Long-term investments in debt securities

includes
financial instruments classified as available for sale

debt securities with remaining maturities greater

than
one year as of the balance sheet date.

They are carried at fair value and presented

within the “Investments
and long-term receivables” line of our consolidated balance

sheet.

■

Inventories —We have several valuation methods for our various types of inventories and consistently use the following methods for each type of inventory.

The majority of our commodity-related inventories
are recorded at cost using the LIFO basis.

We measure these inventories at the lower-of-cost-or-market in the aggregate.

Any necessary lower-of-cost-or-market write-downs

at year end are recorded as
permanent adjustments to the LIFO cost basis.

LIFO is used to better match current inventory costs

with
current revenues.

Costs include both direct and indirect expenditures

incurred in bringing an item or
product to its existing condition and location, but

not unusual/nonrecurring costs or research and
development costs.

Materials, supplies and other miscellaneous

inventories, such as tubular goods and
well equipment, are valued using various methods,

including the weighted-average-cost method, and the
FIFO method, consistent with industry practice.
■

Fair Value Measurements
—Assets and liabilities measured at

fair value and required to be categorized
within the fair value hierarchy are categorized into

one of three different levels depending on the
observability of the inputs employed in the measurement.

Level 1 inputs are quoted prices in active
markets for identical assets or liabilities.

Level 2 inputs are observable inputs

other than quoted prices
included within Level 1 for the asset or liability, either directly or indirectly through market-corroborated
inputs.

Level 3 inputs are unobservable inputs for the asset

or liability reflecting significant modifications
to observable related market data or our assumptions

about pricing by market participants.
■

Derivative Instruments
—Derivative instruments are recorded on

the balance sheet at fair value.

If the
right of offset exists and certain other criteria are met,

derivative assets and liabilities with the same
counterparty are netted on the balance sheet and the

collateral payable or receivable is netted against
derivative assets and derivative liabilities, respectively.
Recognition and classification of the gain or loss that

results from recording and adjusting a derivative

to
fair value depends on the purpose for issuing or

holding the derivative.

Gains and losses from derivatives
not accounted for as hedges are recognized immediately

in earnings.

■

Oil and Gas Exploration and Development
—Oil and gas exploration and development

costs are
accounted for using the successful efforts method of accounting.
Property Acquisition Costs
—Oil and gas leasehold acquisition

costs are capitalized and included in
the balance sheet caption PP&E.

Leasehold impairment is recognized based

on exploratory
experience and management’s judgment.

Upon achievement of all conditions necessary for

reserves
to be classified as proved, the associated leasehold

costs are reclassified to proved properties.
Exploratory Costs
—Geological and geophysical costs and

the costs of carrying and retaining
undeveloped properties are expensed as incurred.

Exploratory well costs are capitalized, or
“suspended,” on the balance sheet pending further

evaluation of whether economically

recoverable
reserves have been found.

If economically recoverable reserves are not

found, exploratory well costs
are expensed as dry holes.

If exploratory wells encounter potentially

economic quantities of oil and
gas, the well costs remain capitalized on the balance sheet

as long as sufficient progress assessing the
reserves and the economic and operating viability

of the project is being made.

For complex

exploratory discoveries, it is not unusual to have exploratory wells remain suspended on the balance
sheet for several years while we perform additional

appraisal drilling and seismic work on the
potential oil and gas field or while we seek government

or co-venturer approval of development plans
or seek environmental permitting.

Once all required approvals and permits have been obtained,

the
projects are moved into the development phase,

and the oil and gas resources are designated as

proved
reserves.
Management reviews suspended well balances quarterly, continuously monitors the results of the
additional appraisal drilling and seismic work,

and expenses the suspended well costs

as dry holes
when it judges

the potential field does not warrant further

investment in the near term.

See Note 8—
Suspended Wells and Other Exploration Expenses, for additional information on suspended wells.
Development Costs
—Costs incurred to drill and equip development

wells, including unsuccessful
development wells, are capitalized.
Depletion and Amortization
—Leasehold costs of producing properties are

depleted using the unit-
of-production method based on estimated proved oil

and gas reserves.

Amortization of intangible
development costs is based on the unit-of-production method

using estimated proved developed oil
and gas reserves.
■

Capitalized Interest
—Interest from external borrowings is

capitalized on major projects with an
expected construction period of one year or longer.

Capitalized interest is added to the cost of the
underlying asset and is amortized over the useful

lives of the assets in the same manner

as the underlying
assets.
■

Depreciation and Amortization
—Depreciation and amortization of PP&E

on producing hydrocarbon
properties and certain pipeline and LNG assets (those

which are expected to have a declining utilization
pattern), are determined by the unit-of-production method.

Depreciation and amortization of all other
PP&E are determined by either the individual-unit-straight-line method or the group-straight-line method
(for those individual units that are highly integrated with

other units).
■

Impairment of Properties, Plants and Equipment —PP&E used in operations are assessed for impairment whenever changes in facts and circumstances

indicate a possible significant deterioration in
the future cash flows expected to be generated by an

asset group and annually in the fourth quarter
following updates to corporate planning assumptions.

If there is an indication the carrying amount of

an
asset may not be recovered, the asset is monitored by

management through an established process where
changes to significant assumptions such as prices,

volumes and future development plans are reviewed.

If, upon review, the sum of the undiscounted before-tax cash flows is less than the carrying value of the
asset group, the carrying value is written down to estimated fair value through additional amortization or
depreciation provisions and reported as impairments

in the periods in which the determination of

the
impairment is made.

Individual assets are grouped for impairment

purposes at the lowest level for which
there are identifiable cash flows that are largely independent of the cash flows of other groups of assets—
generally on a field-by-field basis for E&P assets.

Because there usually is a lack of quoted

market prices
for long-lived assets, the fair value of impaired assets

is typically determined based on the present

values
of expected future cash flows using discount rates

believed to be consistent with those used by principal
market participants or based on a multiple of operating

cash flow validated with historical market
transactions of similar assets where possible.

Long-lived assets committed by management for disposal
within one year are accounted for at the lower of

amortized cost or fair value, less cost to sell,

with fair
value determined using a binding negotiated price,

if available, or present value of expected future

cash
flows as previously described.
The expected future cash flows used for impairment

reviews and related fair value calculations are

based
on estimated future production volumes, prices and costs,

considering all available evidence at the date of
review.

The impairment review includes cash flows

from proved developed and undeveloped reserves,
including any development expenditures necessary to

achieve that production.

Additionally, when

probable and possible reserves exist, an appropriate

risk-adjusted amount of these reserves may be
included in the impairment calculation.
■

Impairment of Investments in Nonconsolidated Entities —Investments in nonconsolidated entities are assessed for impairment whenever changes in

the facts and circumstances indicate a loss in value

has
occurred and annually following updates to corporate

planning assumptions.

When such a condition is
judgmentally determined to be other than temporary, the carrying value of the investment is written down
to fair value.

The fair value of the impaired investment

is based on quoted market prices, if available, or
upon the present value of expected future cash

flows using discount rates believed to be consistent with
those used by principal market participants, plus market

analysis of comparable assets owned by the
investee, if appropriate.
■

Maintenance and Repairs
—Costs of maintenance and repairs, which are

not significant improvements,
are expensed when incurred.
■

Property Dispositions
—When complete units of depreciable property are

sold, the asset cost and related
accumulated depreciation are eliminated, with

any gain or loss reflected in the “Gain on

dispositions” line
of our consolidated income statement.

When less than complete units of depreciable property

are
disposed of or retired which do not significantly alter

the DD&A rate, the difference between asset cost
and salvage value is charged or credited to accumulated

depreciation.
■

Asset Retirement Obligations and Environmental Costs —The   fair value of legal obligations to retire
and remove long-lived assets are recorded in the period

in which the obligation is incurred (typically
when the asset is installed at the production location).

When the liability is initially recorded, we
capitalize this cost by increasing the carrying amount of

the related PP&E.

If, in subsequent periods, our
estimate of this liability changes, we will record an adjustment to both the liability and PP&E.

Over time
the liability is increased for the change in its present

value, and the capitalized cost in PP&E

is
depreciated over the useful life of the related asset.

Reductions to estimated liabilities for assets

that are
no longer producing are recorded as a credit to impairment,

if the asset had been previously impaired, or
as a credit to DD&A, if the asset had not been previously

impaired.

For additional information, see
Note 10—Asset Retirement Obligations and Accrued

Environmental Costs.
Environmental expenditures are expensed or capitalized,

depending upon their future economic benefit.

Expenditures relating to an existing condition caused

by past operations, and those having no future
economic benefit, are expensed.

Liabilities for environmental expenditures

are recorded on an
undiscounted basis (unless acquired in a purchase business

combination, which we record on a discounted
basis) when environmental assessments or cleanups

are probable and the costs can be reasonably
estimated.

Recoveries of environmental remediation costs

from other parties are recorded as assets when
their receipt is probable and estimable.
■

Guarantees
—The fair value of a guarantee is determined

and recorded as a liability at the time the
guarantee is given.

The initial liability is subsequently reduced

as we are released from exposure under
the guarantee.

We

amortize the guarantee liability over the relevant time period,

if one exists, based on
the facts and circumstances surrounding each type

of guarantee.

In cases where the guarantee term is
indefinite, we reverse the liability when we have

information indicating the liability is essentially

relieved
or amortize it over an appropriate time period as

the fair value of our guarantee exposure

declines over
time.

We amortize the guarantee liability to the related income statement line item based on the nature of
the guarantee.

When it becomes probable that we will have to perform

on a guarantee, we accrue a
separate liability if it is reasonably estimable, based on

the facts and circumstances at that time.

We
reverse the fair value liability only when there is no

further exposure under the guarantee.
■

Share-Based Compensation —We recognize share-based compensation expense over the shorter of the service period (i.e., the stated period of time required

to earn the award) or the period beginning

at the
start of the service period and ending when an

employee first becomes eligible for retirement.

We have
elected to recognize expense on a straight-line basis

over the service period for the entire award,

whether

the award was granted with ratable or cliff vesting.
■

Income Taxes
—Deferred income taxes are computed

using the liability method and are provided

on all
temporary differences between the financial reporting basis

and the tax basis of our assets and liabilities,
except for deferred taxes on income and temporary differences related to the cumulative translation
adjustment considered to be permanently reinvested in

certain foreign subsidiaries and foreign corporate
joint ventures.

Allowable tax credits are applied currently

as reductions of the provision for income
taxes.

Interest related to unrecognized tax benefits

is reflected in interest and debt expense, and

penalties
related to unrecognized tax benefits are reflected

in production and operating expenses.
■

Taxes Collected from Customers and Remitted to Governmental Authorities —Sales and value-
added taxes are recorded net.
■

Net Income (Loss) Per Share of Common Stock
—Basic net income (loss) per share of common

stock
is calculated based upon the daily weighted-average number

of common shares outstanding during the
year.

Also, this

calculation includes fully vested stock and

unit awards that have not yet been issued as
common stock, along with an adjustment to net

income (loss) for dividend equivalents paid on

unvested
unit awards that are considered participating securities.

Diluted net income per share of common stock
includes unvested stock, unit or option awards granted

under our compensation plans and vested but
unexercised stock options, but only to the extent

these instruments dilute net income

per share, primarily
under the treasury-stock method.

Diluted net loss per share, which is calculated

the same as basic net loss
per share, does not assume conversion or exercise

of securities that would have an antidilutive effect.

Treasury stock is excluded from the daily weighted-average number of common shares outstanding in
both calculations.

The earnings per share impact of the participating securities is immaterial.

Note 2—Changes in Accounting Principles

We
adopted

the provisions of FASB ASU No. 2016-02, “Leases,” (ASC Topic 842) and its amendments, beginning
January 1, 2019
.

ASC Topic 842 establishes comprehensive accounting and financial reporting requirements for leasing arrangements, supersedes

the existing requirements in FASB ASC Topic 840,
“Leases” (ASC Topic 840), and requires lessees to recognize substantially all lease assets and lease liabilities
on the balance sheet.

The provisions of ASC Topic 842 also modify the definition of a lease and outline requirements for recognition, measurement, presentation

and disclosure of leasing arrangements by both
lessees and lessors.

We

adopted ASC Topic 842 using the modified retrospective approach and elected to utilize the Optional
Transition Method, which permits us to apply the provisions

of ASC Topic 842 to leasing arrangements
existing at or entered into after January 1, 2019, and

present in our financial statements comparative

periods
prior to January 1, 2019 under the historical requirements

of ASC Topic 840.

In addition, we elected to adopt
the package of optional transition-related practical

expedients, which among other things, allows

us to carry
forward certain historical conclusions reached

under ASC Topic 840 regarding lease identification,
classification, and the accounting treatment of

initial direct costs.

Furthermore, we elected not to record assets
and liabilities on our consolidated balance sheet for

new or existing lease arrangements with

terms of 12
months or less.

The primary impact of applying ASC Topic 842 is the initial recognition of $
998

million of lease liabilities and
corresponding right-of-use assets

on our consolidated balance sheet as of January

1, 2019, for leases classified
as operating leases under ASC Topic 840, as well as enhanced disclosure of our leasing arrangements.

Our
accounting treatment for finance leases remains

unchanged.

In addition, there is no cumulative effect to
retained earnings or other components of equity recognized

as of January 1, 2019, and the adoption of ASC
Topic 842 did not impact the presentation of our consolidated income statement or statement of cash flows.

See Note 17—Non-Mineral Leases for additional information

related to the adoption of ASC Topic 842.

We
adopted

the provisions of FASB ASU No. 2018-02, “Reclassification of Certain

Tax Effects from
Accumulated Other Comprehensive Income,” beginning
January 1, 2019
.

The ASU allows a reclassification
from accumulated other comprehensive income to

retained earnings for stranded tax effects resulting from

the
Tax Cuts and Jobs Act, eliminating the stranded tax effects.

The cumulative effect to our consolidated balance
sheet at January 1, 2019 for the adoption of ASU No.

2018-02 was as follows:

Millions of Dollars
December 31 ASU No. 2018-02 January 1
2018 Adjustments 2019
Equity
Accumulated other comprehensive loss $
(6,063)
(40)
(6,103)
Retained earnings
34,010
40
34,050
For additional information

regarding

the impact of the adoption of ASU

No. 2018-02, see Note 20—Accumulated

Other Comprehensive

Loss.

Note 3—Variable Interest Entities

We

hold variable interests in VIEs

for which there are existing arrangements that provide

those entities with
additional forms of subordinated financial support.

However, as we are not considered the primary
beneficiary, these entities have not been consolidated in our financial statements.

Marine Well Containment Company, LLC (MWCC)

We

have a
10

percent ownership interest in MWCC, and

it is accounted for as an equity method

investment
because MWCC is a limited liability company

in which we are a founding member.

MWCC is considered a
VIE, as it has entered into arrangements that provide

it with additional forms of subordinated

financial support.
We

are not the primary beneficiary and do not consolidate

MWCC because we share the power to govern the
business and operation of the company and to

undertake certain obligations that most

significantly impact its
economic performance with nine other unaffiliated owners

of MWCC.

Based on inputs related to the fair value of MWCC observed

in the second quarter of 2019, we reduced the
carrying value of our equity method investment

in MWCC to $
30

million and recorded a before-tax
impairment of $
95

million which is included in the “Equity

in earnings of affiliates” line on our consolidated
income statement. For additional information see Note

15—Fair Value Measurement.

At December 31, 2019,
the book value of our equity method investment

in MWCC was $
24

million. We have not provided any
financial support to MWCC other than amounts previously

contractually required. Unless we elect otherwise,
we have no requirement to provide liquidity or

purchase the assets of MWCC.

Australia Pacific LNG Pty Ltd (APLNG)

We

hold a
37.5

percent interest in APLNG, our joint venture with

Origin Energy and Sinopec. We are not the
primary beneficiary because we share, with our

joint venture partners, the power to direct the

key activities of
APLNG that most significantly impacts its economic

performance. Therefore, we do not consolidate

APLNG
and account for this entity as an equity method investment.

As of December 31, 2019, we no longer have
certain guarantees that provide APLNG with additional

subordinated financial support. For additional
information see Note 12—Guarantees.

Note 4—Inventories
Inventories at December 31 were:
Millions of Dollars
2019 2018
Crude oil and natural gas $
472
432
Materials and supplies
554
575
$
1,026
1,007

Inventories valued on the LIFO basis totaled $
286

million and $
292

million at December 31, 2019 and 2018,
respectively.

The estimated excess of current replacement

cost over LIFO cost of inventories was
approximately $
155

million and $
75

million at December 31, 2019 and December

31, 2018, respectively.

Note 5—Asset Acquisitions and Dispositions

All gains or losses on asset dispositions are reported before-tax and are included net in the “Gain on
dispositions” line on our consolidated income statement.

All cash proceeds are included in the “Cash Flows
From Investing Activities” section of our consolidated

statement of cash flows.

2019
Assets Held for Sale
In October 2019, we entered into an agreement to sell

the subsidiaries that hold our Australia-West assets and
operations to Santos for $
1.39

billion, plus customary adjustments, with an effective date

of January 1, 2019.

In addition, we will receive a payment of $
75

million upon final investment decision

of the Barossa
development project.

These subsidiaries hold our
37.5

percent interest in the Barossa Project and Caldita
Field, our
56.9

percent interest in the Darwin LNG Facility

and Bayu-Undan Field, our
40

percent interest in
the Greater Poseidon Fields, and our
50

percent interest in the Athena Field.

The net carrying value is
approximately $
0.6

billion, which consisted primarily of $
1.2

billion of PP&E and $
0.3

billion of cash and
working capital, offset by $
0.7

billion of ARO and $
0.2

billion of deferred tax liabilities.

The assets met held
for sale criteria in the fourth quarter, and as of December 31, 2019 we had reclassified $
1.2

billion of PP&E to
“Prepaid expenses and other current assets” and $
0.7

billion of noncurrent ARO to “Other accruals”

on our
consolidated balance sheet.

The before-tax earnings associated with our Australia-West subsidiaries were
$
372

million, $
364

million and $
317

million for the years ended December 31, 2019,

2018 and 2017,
respectively.

This transaction is expected to be completed

in the first quarter of 2020, subject to regulatory
approvals and other specific conditions precedent.

Results of operations for the subsidiaries to

be sold are
reported within our Asia Pacific segment.

In the fourth quarter of 2019, we signed an agreement

to sell our interests in the Niobrara shale play

for $
380
million, plus customary adjustments,

and overriding royalty interests in certain future

wells.

To reduce the
carrying value to fair value, in the fourth quarter of 2019,

we recorded an impairment of $
379

million before-
tax for developed properties and exploration expenses of

$
7

million related to leasehold impairment of
undeveloped properties.

Our Niobrara interests to be sold

have a net carrying value of approximately $
390
million, which consisted primarily of $
426

million of PP&E, offset by $
34

million of noncurrent ARO.

The
assets met held for sale criteria in the fourth quarter, and as of December 31, 2019,

we had reclassified $
426
million of PP&E to “Prepaid expenses and other current

assets” and $
34

million of noncurrent AROs to “Other
accruals” on our consolidated balance sheet.

The before-tax losses associated with our interests

in Niobrara,
including the $386 million of impairments noted above, were

$
372

million and $
12

million for the years ended
December 31, 2019 and 2017,

respectively.

The before-tax earnings associated with our interests

in Niobrara
for the year ended December 31, 2018 was $
35

million.

This transaction is subject to regulatory approval and
other specific conditions precedent and is expected

to close in the first quarter of 2020.

The Niobrara results of

operations are reported within our Lower 48 segment.

Assets

Sold
In January 2019, we entered into agreements to sell our
12.4

percent ownership interests in the Golden Pass
LNG Terminal and Golden Pass Pipeline.

We also entered into agreements to amend our contractual
obligations for retaining use of the facilities.

As a result of entering into these agreements, we recorded

a
before-tax impairment of $
60

million in the first quarter of 2019 which is included

in the “Equity in earnings
of affiliates” line on our consolidated income statement.

We

completed the sale in the second quarter of 2019.
Results of operations for these assets are reported in our

Lower 48 segment.

See Note 15—Fair Value
Measurement for additional information.

In April 2019, we entered into an agreement to sell

two ConocoPhillips U.K. subsidiaries

to Chrysaor E&P
Limited for $
2.675

billion plus interest and customary adjustments,

with an effective date of January 1, 2018.

On September 30, 2019, we completed the sale for proceeds

of $
2.2

billion and recognized a $
1.7

billion
before-tax and $
2.1

billion after-tax gain associated with this transaction in

2019.

Together the subsidiaries
sold indirectly held our exploration and production assets

in the U.K.

At the time of disposition, the net
carrying value was approximately $
0.5

billion, consisting primarily of $
1.6

billion of PP&E, $
0.5

billion of
cumulative foreign currency translation adjustments, and

$
0.3

billion of deferred tax assets, offset by $
1.8
billion of ARO and negative $
0.1

billion of working capital.

The before-tax earnings associated with the
subsidiaries sold were $
0.4

billion, $
0.9

billion and $
0.3

billion for the years ended December 31,

2019, 2018
and 2017, respectively.

Results of operations for the U.K.

are reported within our Europe,

Middle East and
North Africa segment.

In the second quarter of 2019, we recognized an after-tax gain of $
52

million upon the closing of the sale of
our
30

percent interest in the Greater Sunrise Fields to

the government of Timor-Leste for $
350

million.

The
Greater Sunrise Fields were

included in our Asia Pacific segment.

In the fourth quarter of 2019, we sold our interests in the

Magnolia field and platform for net proceeds of $
16
million and recognized a before-tax gain of $
82

million.

At the time of sale, the net carrying value consisted
of $
4

million of PP&E offset by $
70

million of ARO.

The Magnolia results of operations are reported within
our Lower 48 segment.

Planned Dispositions
In January 2020, we entered into an agreement to

sell our interests in certain non-core properties

in the Lower
48 segment for $
186

million, plus customary adjustments.

The assets met the held for sale criteria in January
2020 and the transaction is expected to be completed in

the first quarter of 2020.

No gain or loss is anticipated
on the sale.

This disposition will not have a significant impact

on Lower 48 production.

2018
Assets

Sold
In the first quarter of 2018, we completed the sale of

certain properties in the Lower 48 segment for net
proceeds of $
112

million.

No

gain or loss was recognized on the sale.

In the second quarter of 2018, we
completed the sale of a package of largely undeveloped acreage in the Lower 48 segment for net proceeds

of
$
105

million and
no

gain or loss was recognized on the sale.

In the third quarter of 2018, we completed

a
noncash exchange of undeveloped acreage in the Lower

48 segment.

The transaction was recorded at fair
value resulting in the recognition of a $
56

million gain.

In the fourth quarter of 2018, we

sold several
packages of undeveloped acreage in the Lower 48 segment

for total net proceeds of $
162

million and
recognized gains of approximately $
140

million.

On October 31, 2018, we completed the sale of our interests

in the Barnett to Lime Rock Resources for $
196
million after customary adjustments and recognized

a loss of $
5

million. We recorded impairments of $
87
million in 2018 and $
572

million in 2017 to reduce the net carrying value

of the Barnett to fair value.

At the
time of the disposition, our interest in Barnett had a

net carrying value of $
201

million, consisting of $
250
million of PP&E and $
49

million of AROs.

The before-tax losses associated with our interests

in the Barnett,

including both the impairments and loss on disposition

noted above, were $
59

million and $
566

million for the
years 2018 and 2017, respectively.

The Barnett results of operations are

included in our Lower 48 segment.

On December 18, 2018, we completed the sale of a ConocoPhillips subsidiary to BP.

The subsidiary held

16.5

percent of our 24 percent interest in the BP-operated

Clair Field in the U.K.

We retained a
7.5

percent
interest in the field.

At the same time, we acquired BP’s 39.2 percent nonoperated interest in the Greater
Kuparuk Area in Alaska, including their 38 percent interest

in the Kuparuk Transportation Company (Kuparuk
Assets).

The transaction was recorded at a fair value of $
1,743

million and was cash neutral except for
customary adjustments which resulted in net proceeds

of $
253

million.

At closing, our interest in the Clair
Field had a net carrying value of approximately $
1,028

million consisting primarily of $
1,553

million of
PP&E, $
485

million of deferred tax liabilities, and $
59

million of AROs.

We recognized a before-tax gain of
$
715

million on the transaction.

The 2018 before-tax earnings associated with our

16.5 interest in the Clair
Field, including the recognized gain, were $
748

million.

The before-tax loss associated with our interest in the
Clair Field was $
0.4

million for 2017. Results of operations

for our interest in the Clair Field are reported
within our Europe,

Middle East and North Africa segment

and the Kuparuk Assets are included in our Alaska
segment.

Acquisitions
In May 2018, we completed the acquisition of Anadarko’s
22

percent nonoperated interest in the Western
North Slope of Alaska, as well as its interest in the Alpine

Transportation Pipeline for $
386

million, after
customary adjustments.

This transaction was accounted for as a

business combination resulting in the
recognition of approximately $
297

million of proved property and $
114

million of unproved property within
PP&E, $
20

million of inventory, $
14

million of investments, and $
59

million of AROs. These assets are
included in our Alaska segment.

As discussed in the Clair Field transaction with BP

above, we acquired BP’s Kuparuk Assets on December 18,
2018.

The transaction was accounted for as an asset acquisition

with a net acquisition cost of $
1,490

million,
comprised of the fair value of $
1,743

million associated with the disposed 16.5

percent of our 24 percent
interest in the Clair Field, reduced by the net proceeds

of $253 million.

Accordingly, we recorded
approximately $
1.9

billion to proved property within PP&E,

$
42

million to inventory, $
15

million to
investments, $
374

million of AROs, and a $
100

million decrease to net working capital.

The Kuparuk Assets
are included in our Alaska segment.

2017
Assets Sold
On May 17, 2017, we completed the sale of our 50 percent

nonoperated interest in the Foster Creek Christina
Lake (FCCL) Partnership, as well as the majority

of our western Canada gas assets to Cenovus Energy.

Consideration for the transaction was $
11.0

billion in cash after customary adjustments,
208

million Cenovus
Energy common shares and a five-year uncapped contingent

payment.

The value of the shares at closing was
$
1.96

billion based on a price of $
9.41

per share on the NYSE.

The contingent payment, calculated and paid
on a quarterly basis, is $6 million CAD for every $1 CAD by which the WCS quarterly average crude price exceeds $52 CAD per barrel.

Contingent payments received during the five-year period

are reflected as “Gain
on dispositions” on our consolidated income statement.

We

reported before-tax equity earnings associated
with FCCL of $
197

million for 2017.

We reported a before-tax loss of $
26

million for the western Canada gas
producing properties for 2017.

We recorded gains on dispositions for these contingent payments of $
114
million and $
95

million for the years 2019 and 2018, respectively.

At closing, the carrying value of our equity investment

in FCCL was $
8.9

billion.

The carrying value of our
interest in the western Canada gas assets was $
1.9

billion consisting primarily of $
2.6

billion of PP&E, partly
offset by AROs of $
585

million and approximately $
100

million of environmental and other accruals.

A gain
of $
2.1

billion was included in the “Gain on dispositions”

line on our consolidated income statement in 2017.

Both FCCL and the western Canada gas assets were reported

in our Canada segment.

For more information on the Canada disposition and

our investment in Cenovus Energy see Note 7—
Investment in Cenovus Energy, Note 15—Fair Value

Measurement, and Note 20—Accumulated

Other
Comprehensive Loss.

In July 2017, we completed the sale of our interests

in the San Juan Basin to an affiliate of Hilcorp Energy
Company for $
2.5

billion in cash after customary adjustments and

recognized a loss on disposition of
$
22

million.

The transaction includes a contingent payment of up to $300 million. The six-year contingent payment, effective beginning January 1, 2018, is due annually for the periods in which the monthly U.S. Henry
Hub price is at or above $3.20 per MMBTU.

In 2018, we recorded a gain on dispositions for

these contingent
payments of $
28

million.

No

contingent payments were recorded in 2019.

In the second quarter of 2017, we
recorded an impairment of $
3.3

billion to reduce the carrying value of our interests

in the San Juan Basin to
fair value.

At the time of disposition, the San Juan Basin interests

had a net carrying value of approximately
$
2.5

billion, consisting of $
2.9

billion of PP&E and $
406

million of liabilities, primarily AROs.

The before-
tax loss associated with our interests in the San Juan Basin,

including both the $3.3 billion impairment and $22
million loss on disposition noted above, was $
3.2

billion for 2017.

The San Juan Basin results were reported
in our Lower 48 segment.

In September 2017, we completed the sale of our interest

in the Panhandle assets for $
178

million in cash after
customary adjustments and recognized a loss on disposition

of $
28

million.

At the time of the disposition, the
carrying value of our interest was $
206

million, consisting primarily of $
279

million of PP&E and $
72

million
of AROs.

Including the $28 million loss on disposition

noted above, we reported a before-tax loss

for the
Panhandle properties of $
14

million for 2017.

The Panhandle results were reported in our

Lower 48 segment.

Note 6—Investments, Loans and Long-Term Receivables
Components of investments, loans and long-term receivables

at December 31 were:
Millions of Dollars
2019 2018
Equity investments $
8,234
9,005
Loans and advances—related parties
219
335
Long-term receivables
243
238
Long-term investments in debt securities
133
-
Other investments
77
86
$
8,906
9,664

Equity Investments

Affiliated companies in which we had a significant equity

investment at December 31, 2019, included:

●

APLNG—
37.5

percent owned joint venture with Origin

Energy (
37.5

percent) and Sinopec
(
25

percent)—to produce CBM from the Bowen

and Surat basins in Queensland, Australia, as

well as
process and export LNG.
●

Qatar Liquefied Gas Company Limited (3) (QG3)—30

percent owned joint venture with affiliates of
Qatar Petroleum (
68.5

percent) and Mitsui & Co., Ltd. (
1.5

percent)—produces and liquefies natural
gas from Qatar’s North Field, as well as exports LNG.

Summarized 100 percent earnings information for equity

method investments in affiliated companies,

combined, was as follows:
Millions of Dollars
2019 2018 2017
Revenues $
11,310
11,654
11,554
Income (loss) before income taxes
3,726
3,660
(2,875)
Net income (loss)
3,085
3,244
(1,431)

Summarized 100 percent balance sheet information

for equity method investments in affiliated companies,

combined, was as follows:
Millions of Dollars
2019 2018
Current assets $
3,289
3,285
Noncurrent assets
38,905
41,563
Current liabilities
2,603
2,625
Noncurrent liabilities
22,168
23,874

Our share of income taxes incurred directly by an

equity method investee is reported in equity

in earnings of
affiliates, and as such is not included in income taxes

on our consolidated financial statements.

At December 31, 2019, retained earnings included $
32

million related to the undistributed earnings of
affiliated companies.

Dividends received from affiliates were $
1,378

million, $
1,226

million and $
605

million
in 2019, 2018 and 2017,

respectively.

APLNG

APLNG is focused on CBM production from the

Bowen and Surat basins in Queensland, Australia,

to supply
the domestic gas market and on LNG processing

and export sales.

Our investment in APLNG gives us access
to CBM resources in Australia and enhances our LNG

position.

The majority of APLNG LNG is sold under
two long-term sales and purchase agreements, supplemented

with sales of additional LNG spot cargoes
targeting the Asia Pacific markets.

Origin Energy, an integrated Australian energy company, is the operator of
APLNG’s production and pipeline system, while we operate the LNG facility.

APLNG executed project financing agreements for an

$
8.5

billion project finance facility in 2012.

The $8.5
billion project finance facility was initially composed

of financing agreements executed by APLNG

with the
Export-Import Bank of the United States for approximately

$
2.9

billion, the Export-Import Bank of China for
approximately $
2.7

billion, and a syndicate of Australian and

international commercial banks for
approximately $
2.9

billion.

At December 31, 2019, all amounts

have been drawn from the facility.

APLNG
made its first principal and interest repayment in March

2017 and is scheduled to make
bi-annual

payments
until March 2029.

APLNG made a voluntary repayment of $
1.4

billion to the Export-Import Bank of China

in September 2018.

At the same time, APLNG obtained a United States Private

Placement (USPP) bond facility of $
1.4

billion.

APLNG made its first interest payment related to

this facility in March 2019, and principal payments

are
scheduled to commence in September 2023, with
bi-annual

payments due on the facility until September

2030.

During the first quarter of 2019, APLNG

refinanced $
3.2

billion of existing project finance debt through two
transactions.

As a result of the first transaction, APLNG obtained

a commercial bank facility of $
2.6

billion.

APLNG made its first principal and interest repayment

in September 2019 with
bi-annual

payments due on the
facility until March 2028.

Through the second transaction, APLNG

obtained a USPP bond facility of $
0.6
billion.

APLNG made its first interest payment in September 2019,

and principal payments are scheduled

to

commence in September 2023, with
bi-annual

payments due on the facility until September

2030.

In conjunction with the $3.2 billion debt obtained

during the first quarter of 2019 to refinance existing

project
finance debt, APLNG made voluntary repayments

of $
2.2

billion and $
1.0

billion to a syndicate of Australian
and international commercial banks and the Export-Import

Bank of China, respectively.

At December 31, 2019, a balance of $
6.7

billion was outstanding on the facilities.

See Note 12—Guarantees,
for additional information.

During the first half of 2017, the outlook for crude

oil prices deteriorated, and as a result of

significantly
reduced price outlooks, the estimated fair value of our

investment in APLNG declined to an amount

below
carrying value.

Based on a review of the facts and circumstances

surrounding this decline in fair value, we
concluded in the second quarter of 2017 the impairment

was other than temporary under the guidance of

FASB
ASC Topic 323, “Investments—Equity Method and Joint Ventures,” and the recognition of an impairment of our investment to fair value was necessary.

Accordingly, we recorded a noncash $
2,384

million, before- and
after-tax impairment in our second quarter 2017 results.

Fair value was estimated based on an internal
discounted cash flow model using estimated future

production, an outlook of future prices from a combination
of exchanges (short-term) and pricing service companies

(long-term), costs, a market outlook of foreign
exchange rates provided by a third party, and a discount rate believed to be consistent with those used by
principal market participants.

The impairment was included in the “Impairments”

line on our consolidated
income statement.

At December 31, 2019, the carrying value of our equity

method investment in APLNG was $
7,228

million.

The historical cost basis of our
37.5

percent share of net assets on the books of APLNG

was $
6,751

million,
resulting in a basis difference of $
477

million on our books.

The basis difference, which is substantially all
associated with PP&E and subject to amortization, has

been allocated on a relative fair value basis to
individual exploration and production license areas

owned by APLNG, some of which are not currently

in
production.

Any future additional payments are expected

to be allocated in a similar manner.

Each
exploration license area will periodically be reviewed for any indicators of potential impairment, which,

if
required, would result in acceleration of basis difference

amortization.

As the joint venture produces natural
gas from each license, we amortize the basis difference

allocated to that license using the unit-of-production
method.

Included in net income (loss) attributable

to ConocoPhillips for 2019,

2018 and 2017 was after-tax
expense of $
36

million, $
44

million and $
100

million, respectively, representing the amortization of this basis difference on currently producing licenses.

Distributions from APLNG commenced in April

2018.

FCCL
FCCL Partnership, a Canadian upstream 50/50 general

partnership with Cenovus Energy Inc., produces
bitumen in the Athabasca oil sands in northeastern

Alberta and sells the bitumen blend.

Cenovus is the
operator and managing partner of FCCL.

On May 17, 2017, we completed the sale of our

50 percent nonoperated interest in the FCCL

Partnership, as
well as the majority of our western Canada gas assets

to Cenovus Energy.

Financial information presented
within this footnote includes our historical interest

up to the date of sale.

For additional information on the
Canada disposition and our investment in Cenovus

Energy, see Note 5—Asset Acquisitions and Dispositions
and Note 7—Investment in Cenovus Energy.

QG3
QG3 is a joint venture that owns an integrated large-scale LNG project located in Qatar.

We provided project
financing, with a current outstanding balance of $
335

million as described below under “Loans and

Long-
Term Receivables.”

At December 31, 2019, the book value of our equity

method investment in QG3,
excluding the project financing, was $
797

million.

We have terminal and pipeline use agreements with Golden
Pass LNG Terminal and affiliated Golden Pass Pipeline near Sabine Pass, Texas, intended to provide us with terminal and pipeline capacity for the receipt,

storage and regasification of LNG purchased

from QG3.

We

previously held a 12.4 percent interest in Golden Pass

LNG Terminal and Golden Pass Pipeline, but we sold
those interests in the second quarter of 2019 while

retaining the basic use agreements.

Currently, the LNG
from QG3 is being sold to markets outside of the

U.S.

For additional information, see Note 5—Asset
Acquisitions and Dispositions.

Loans and Long-Term Receivables
As part of our normal ongoing business operations and

consistent with industry practice, we enter into
numerous agreements with other parties to pursue

business opportunities.

Included in such activity are loans
and long-term receivables to certain affiliated and non-affiliated companies.

Loans are recorded when cash is
transferred or seller financing is provided to the affiliated or non-affiliated company pursuant to a loan
agreement.

The loan balance will increase as interest

is earned on the outstanding loan

balance and will
decrease as interest and principal payments are received.

Interest is earned at the loan agreement’s stated
interest rate.

Loans and long-term receivables are assessed

for impairment when events indicate the loan
balance may not be fully recovered.

At December 31, 2019,

significant loans to affiliated companies include

$335 million in project financing to
QG3.

We own a
30

percent interest in QG3, for which we

use the equity method of accounting.

The other
participants in the project are affiliates of Qatar Petroleum and Mitsui.

QG3 secured project financing of
$
4.0

billion in December 2005, consisting of $
1.3

billion of loans from export credit agencies

(ECA), $
1.5
billion from commercial banks, and $
1.2

billion from ConocoPhillips.

The ConocoPhillips loan facilities have
substantially the same terms as the ECA and commercial

bank facilities.

On December 15, 2011, QG3
achieved financial completion and all project loan

facilities became nonrecourse to the project participants.

Semi-annual

repayments began in January 2011 and will extend through

July 2022.

The long-term portion of these

loans is included in the “Loans and

advances—related parties” line on our
consolidated balance sheet, while the short-term portion

is in “Accounts and notes receivable—related

parties.”

Note 7—Investment in Cenovus Energy

On May 17, 2017, we completed the sale of our
50

percent nonoperated interest in the FCCL

Partnership, as
well as the majority of our western Canada gas assets,

to Cenovus Energy.

Consideration for the transaction
included
208

million Cenovus Energy common shares, which, at closing,

approximated
16.9

percent of issued
and outstanding Cenovus Energy common stock.

See Note 5—Asset Acquisitions and Dispositions,

for
additional information on the Canada disposition.

The fair value and cost basis of our investment

in 208
million Cenovus Energy common shares was $
1.96

billion based on a price of $
9.41

per share on the NYSE on
the closing date.

Our investment on our consolidated balance sheet

as of December 31, 2019, is carried at fair value

of $
2.11
billion, reflecting the closing price of Cenovus Energy

shares on the NYSE of $
10.15

per share, an increase of
$
649

million from $
1.46

billion at December 31, 2018.

The increase in fair value represents the

net unrealized
gain recorded within the “Other income” line of our

consolidated income statement for the year ended
December 31, 2019 relating to the shares held at

the reporting date.

See Note 15—Fair Value Measurement
and Note 22—Other Financial Information,

for additional information.

Subject to market conditions, we
intend to decrease our investment over time through

market transactions, private agreements or

otherwise.

Note 8—Suspended Wells and Other Exploration Expenses
The following table reflects the net changes in suspended

exploratory well costs during 2019, 2018 and 2017:
Millions of Dollars
2019 2018 2017
Beginning balance at January 1 $
856
853
1,063
Additions pending the determination of proved reserves
239
140
118
Reclassifications to proved properties
(11)
(37)
(66)
Sales of suspended wells
(54)
(93)
-
Charged to dry hole expense
(10)
(7)
(262)
Ending balance at December 31

$
1,020
*
856
853
*Includes $
313

million of assets held for sale in Australia.

The following table provides an aging of suspended

well balances at December 31:
Millions of Dollars
2019 2018 2017
Exploratory well costs capitalized for a period of

one year or less
$
206
145
67
Exploratory well costs capitalized for a period greater

than one year
814
711
786
Ending balance $
1,020
*
856
853
Number of projects with exploratory well costs capitalized

for a
period greater than one year
23
24
23
*Includes $
313

million of assets held for sale in Australia.

The following table provides a further aging of

those exploratory well costs that have been

capitalized for more
than one year since the completion of drilling

as of December 31, 2019:
Millions of Dollars
Suspended Since
Total 2016–2018 2013–2015 2004–2012
Greater Poseidon—Australia
(2)(3)
177
-
157
20
NPRA—Alaska
(1)
149
111
38
-
Barossa/Caldita—Australia
(2)(3)
136
59
-
77
Surmont—Canada
(1)
118
6
55
57
Middle Magdalena Basin—Colombia
(1)
68
-
68
-
Narwhal Trend—Alaska
(1)
52
52
-
-
Kamunsu East—Malaysia
(2)
19
-
19
-
NC 98—Libya
(2)
15
-
11
4
WL4-00—Malaysia
(2)
17
17
-
-
Other of $10 million or less each
(1)(2)
63
20
26
17
Total $
814
265
374
175
(1)Additional appraisal wells planned.
(2)Appraisal drilling complete;

costs being incurred

to assess development.
(3)Assets held for sale as of December

31, 2019.

Other Exploration Expenses
In February 2017, we reached a settlement agreement

on our contract for the Athena drilling rig, initially
secured for our four-well commitment program in Angola.

As a result of the cancellation, we recognized a
before-tax charge of $
43

million net in the first quarter of 2017.

These charges are included in the
“Exploration expenses” line on our consolidated income

statement and in our Other International segment

in
2017.

In 2019, we recorded before-tax dry hole expenses of

$
111

million due to our decision to discontinue
exploration activities in the Central Louisiana

Austin Chalk trend.

These charges are included in our Lower 48
segment and in the “Exploration expenses” line on

our consolidated income statement.

See Note 9—
Impairments for additional information on our decision

to discontinue these exploration activities.

Note 9—Impairments
During 2019, 2018 and 2017, we recognized the

following before-tax impairment charges:
Millions of Dollars
2019 2018 2017
Alaska $
-
20
180
Lower 48
402
63
3,969
Canada
2
9
22
Europe, Middle East and North Africa
1
(79)
46
Asia Pacific
-
14
2,384
$
405
27
6,601

2019

In the Lower 48, we recorded impairments of $
402

million, primarily related to developed

properties in our
Niobrara asset which were written down to fair value

less costs to sell.

See Note 5—Asset Acquisitions and
Dispositions, for additional information on this disposition.

The charges discussed below, within this section, are included in the “Exploration expenses”

line on our
consolidated income statement and are not reflected

in the table above.

In our Lower 48 segment, we recorded a before-tax impairment of $
141

million for the associated carrying
value of capitalized undeveloped leasehold costs due

to our decision to discontinue exploration activities
related to our Central Louisiana Austin Chalk acreage.

2018

In Alaska, we recorded impairments of $
20

million primarily due to cancelled projects.

In the Lower 48, we recorded impairments of $
63

million, primarily related to developed

properties in our
Barnett asset which were written down to fair value less

costs to sell, partly offset by a revision to reflect
finalized proceeds on a separate transaction.

In our Europe, Middle East and North Africa segment, we

recorded a credit to impairment of $
79

million,
primarily due to decreased ARO estimates on fields in the

U.K. which have ceased production and were
impaired in prior years, partly offset by an increased ARO

estimate on a field in Norway which has ceased
production.

2017

In Alaska, we recorded impairments of $
180

million primarily for the associated PP&E

carrying value of our
small interest in the Point Thomson unit.

In the Lower 48, we recorded impairments of $
3,969

million primarily due to certain developed

properties
which were written down to fair value less costs to sell.

See Note 5—Asset Acquisitions and Dispositions,

for
additional information on our dispositions.

In Canada, we recorded impairments of $
22

million primarily due to cancelled projects.

In Europe, Middle East and North Africa, we recorded impairments of $
46

million primarily due to reduced
volume forecasts for a field in the U.K. and restructured

ownership and a change in commercial premises

for a
gas processing plant in Norway, partly offset by decreased ARO estimates on fields at or nearing the end of
life which were impaired in prior years.

In Asia Pacific, we recorded impairments of $
2,384

million, including the impairment of

our APLNG
investment.

For more information, see the “APLNG”

section of Note 6—Investments, Loans and

Long-Term
Receivables.

The charges discussed below, within this section, are included in the “Exploration expenses” line on our
consolidated income statement and are not reflected

in the table above.

In our Lower 48 segment, we recorded a before-tax impairment of $
51

million for the associated carrying
value of capitalized undeveloped leasehold costs of Shenandoah in deepwater Gulf of Mexico following the
suspension of appraisal activity by the operator.

Additionally, we recorded a $
38

million before-tax
impairment for mineral assets primarily due to plan of

development changes.

Note 10—Asset Retirement Obligations and Accrued

Environmental Costs

Asset retirement obligations and accrued environmental

costs at December 31 were:
Millions of Dollars
2019 2018
Asset retirement obligations $
6,206
7,908
Accrued environmental costs
171
178
Total asset retirement obligations and accrued environmental costs
6,377
8,086
Asset retirement obligations and accrued environmental

costs due within one year*
(1,025)
(398)
Long-term asset retirement obligations and accrued

environmental costs
$
5,352
7,688
*Classified as a current

liability on the balance sheet

under “Other accruals.” $
741

million relates to assets which

are held for sale as

of
December 31, 2019. For additional

information see Note 5—Asset Acquisitions

and Dispositions.

Asset Retirement Obligations
We

record the fair value of a liability for an ARO when it

is incurred (typically when the asset is installed at
the production location).

When the liability is initially recorded, we capitalize

the associated asset retirement
cost by increasing the carrying amount of the related PP&E.

If, in subsequent periods, our estimate of this
liability changes, we will record an adjustment

to both the liability and PP&E.

Over time, the liability
increases for the change in its present value, while the

capitalized cost depreciates over the useful life of the
related asset.

We

have numerous AROs we are required to

perform under law or contract once an

asset is permanently taken
out of service.

Most of these obligations are not expected

to be paid until several years, or decades, in the
future and will be funded from general company resources

at the time of removal.

Our largest individual
obligations involve plugging and abandonment of

wells and removal and disposal of offshore oil and gas
platforms around the world, as well as oil and gas production facilities and pipelines in Alaska.

During 2019 and 2018, our overall ARO changed

as follows:
Millions of Dollars
2019 2018
Balance at January 1 $
7,908
7,798
Accretion of discount
322
348
New obligations
155
657
Changes in estimates of existing obligations
50
(266)
Spending on existing obligations
(229)
(228)
Property dispositions
(1,920)
(161)
Foreign currency translation
(80)
(240)
Balance at December 31 $
6,206
7,908

Accrued Environmental Costs
Total accrued environmental costs at December 31, 2019 and 2018, were $
171

million and $
178

million,
respectively.

We

had accrued environmental costs of $
112

million and $
100

million at December 31, 2019 and 2018,
respectively, related to remediation activities in the U.S.

and Canada.

We had also accrued in Corporate and
Other $
47

million and $
67

million of environmental costs associated with

sites no longer in operation at
December 31, 2019 and 2018, respectively.

In addition, $
12

million and $
11

million were included at both
December 31, 2019 and 2018, respectively, where the company has been named a potentially responsible party
under the Federal Comprehensive Environmental

Response, Compensation and Liability Act, or similar

state
laws.

Accrued environmental liabilities are expected

to be paid over periods extending up to
30

years.

Expected expenditures for environmental obligations

acquired in various business combinations are discounted
using a weighted-average
5

percent discount factor, resulting in an accrued balance

for acquired environmental
liabilities of $
97

million at December 31, 2019.

The expected future undiscounted payments related

to the
portion of the accrued environmental costs that

have been discounted are: $
10

million in 2020, $
7

million in
2021, $
10

million in 2022, $
3

million in 2023, $
2

million in 2024, and $
108

million for all future years
after 2024.

Note 11—Debt
Long-term debt at December 31 was:
Millions of Dollars
2019 2018
9.125% Debentures due 2021 $
123
123
8.20% Debentures due 2025
134
134
8.125% Notes due 2030
390
390
7.9% Debentures due 2047
60
60
7.8% Debentures due 2027
203
203
7.65% Debentures due 2023
78
78
7.40% Notes due 2031
500
500
7.375% Debentures due 2029
92
92
7.25% Notes due 2031
500
500
7.20% Notes due 2031
575
575
7% Debentures due 2029
200
200
6.95% Notes due 2029
1,549
1,549
6.875% Debentures due 2026
67
67
6.50% Notes due 2039
2,750
2,750
5.951% Notes due 2037
645
645
5.95% Notes due 2036
500
500
5.95% Notes due 2046
500
500
5.90% Notes due 2032
505
505
5.90% Notes due 2038
600
600
4.95% Notes due 2026
1,250
1,250
4.30% Notes due 2044
750
750
4.15% Notes due 2034
246
246
3.35% Notes due 2024
426
426
3.35% Notes due 2025
199
199
2.4% Notes due 2022
329
329
Floating rate notes due 2022 at
2.81
% –
3.58
% during 2019 and
2.32
% –
3.52
% during 2018
500
500
Industrial Development Bonds due 2035 at
1.08
% –
2.45
% during 2019 and
0.95
% –
1.86
% during 2018
18
18
Marine Terminal Revenue Refunding Bonds due 2031 at
1.08
% –
2.45
% during

2019 and
0.88
% –
1.95
% during 2018
265
265
Other
17
17
Debt at face value
13,971
13,971
Finance leases
720
777
Net unamortized premiums, discounts and debt issuance

costs
204
220
Total debt
14,895
14,968
Short-term debt
(105)
(112)
Long-term debt $
14,790
14,856

Maturities of long-term borrowings, inclusive of net

unamortized premiums and discounts,

in 2020 through
2024 are: $
105

million, $
235

million, $
940

million, $
198

million and $
548

million, respectively.

We

have a revolving credit facility totaling $
6.0

billion with an expiration date of May 2023.

Our revolving
credit facility may be used for direct bank borrowings,

the issuance of letters of credit totaling up

to $
500
million, or as support for our commercial paper program.

The revolving credit facility is broadly syndicated
among financial institutions and does not contain

any material adverse change provisions or any covenants
requiring maintenance of specified financial ratios

or credit ratings.

The facility agreement contains a cross-
default provision relating to the failure to pay principal

or interest on other debt obligations of

$
200

million or
more by ConocoPhillips, or any of its consolidated

subsidiaries.

Credit facility borrowings may bear interest at a

margin above rates offered by certain designated banks in the
London interbank market or at a margin above the overnight

federal funds rate or prime rates offered by
certain designated banks in the U.S.

The agreement calls for commitment fees

on available, but unused,
amounts.

The agreement also contains early termination

rights if our current directors or their approved
successors cease to be a majority of the Board

of Directors.

We

have a $
6.0

billion commercial paper program, which is

primarily a funding source for short-term working
capital needs.

Commercial paper maturities are generally

limited to
90 days
.

We had no commercial paper
outstanding in programs in place at December 31, 2019 or December 31, 2018
.

We had
no

direct outstanding
borrowings or letters of credit under the revolving credit

facility at December 31, 2019 or
December 31, 2018
.

Since we had
no

commercial paper outstanding and had issued no letters

of credit, we had access to
$
6.0

billion in borrowing capacity under our revolving

credit facility at December 31, 2019
.

At both December 31, 2019 and 2018 , we had $
283

million of certain variable rate demand

bonds (VRDBs)
outstanding which mature

in 2035.

The VRDBs are redeemable at the option

of the bondholders on any
business day.

If they are ever redeemed, we intend to refinance

on a long-term basis, therefore,

the VRDBs are
included in the “Long-term debt” line on our consolidated

balance sheet.

For additional information on Finance Leases, see Note 17 — Non-Mineral Leases.

Note 12—Guarantees

At December 31, 2019, we were liable for certain contingent

obligations under various contractual
arrangements as described below.

We

recognize a liability, at inception, for the fair value of our obligation as a guarantor for newly issued or modified guarantees.

Unless the carrying amount of the liability is

noted
below, we have not recognized a liability because the fair value of the obligation is immaterial.

In addition,
unless otherwise stated, we are not currently performing

with any significance under the guarantee and expect
future performance to be either immaterial or have

only a remote chance of occurrence.

APLNG Guarantees

At December 31, 2019, we had outstanding multiple

guarantees in connection with our
37.5

percent ownership
interest in APLNG.

The following is a description of the guarantees with

values calculated utilizing

December
2019 exchange rates:

●

During the third quarter of 2016, we issued a guarantee

to facilitate the withdrawal of our pro-rata
portion of the funds in a project finance reserve account.

We

estimate the remaining term of this
guarantee is
11 years
.

Our maximum exposure under this guarantee is approximately

$
170

million
and may become payable if an enforcement action

is commenced by the project finance lenders
against APLNG.

At December 31, 2019, the carrying value

of this guarantee is approximately $
14
million.

●

In conjunction with our original purchase of an ownership

interest in APLNG from Origin Energy in
October 2008, we agreed to reimburse Origin Energy for our

share of the existing contingent liability
arising under guarantees of an existing obligation of

APLNG to deliver natural gas under several

sales
agreements with remaining terms of up to
22 years
.

Our maximum potential liability for future
payments, or cost of volume delivery, under these guarantees is estimated to be $
780

million ($
1.4
billion in the event of intentional or reckless breach)

and would become payable if APLNG fails to
meet its obligations under these agreements and the

obligations cannot otherwise be mitigated.

Future
payments are considered unlikely, as the payments, or cost of volume delivery, would only be triggered if APLNG does not have enough natural gas

to meet these sales commitments and if the

co-
venturers do not make necessary equity contributions

into APLNG.

●

We

have guaranteed the performance of APLNG

with regard to certain other contracts executed in
connection with the project’s continued development.

The guarantees have remaining terms of up

to
26 years or the life of the venture
.

As of December 31, 2019, we were released from certain of

these
guarantees considered subordinated financial support

to APLNG.

Our remaining maximum potential
amount of future payments related to the remaining

guarantees is approximately $
60

million and
would become payable if APLNG does not perform.

Other Guarantees

We

have other guarantees with maximum

future potential payment amounts totaling

approximately
$
820

million, which consist primarily of guarantees

of the residual value of leased office buildings, guarantees of the residual value of leased corporate aircraft, and

a guarantee for our portion of a joint venture’s project
finance reserve accounts.

These guarantees have remaining terms of up to
three years

and would become
payable if, upon sale, certain asset values are lower

than guaranteed amounts, business conditions

decline at
guaranteed entities, or as a result of nonperformance

of contractual terms by guaranteed parties.

In conjunction with the disposition of our two U.K.

subsidiaries to Chrysaor E&P Limited, we will

temporarily
continue to support various guarantees and letters

of credit which were provided for the benefit

of entities that
are now affiliates of Chrysaor E&P Limited.

Our maximum potential payment exposure under

these
obligations is approximately $
100

million.

Chrysaor E&P Limited has agreed to fully

indemnify
ConocoPhillips for any losses suffered by us related to these obligations.

Indemnifications

Over the years, we have entered into agreements to

sell ownership interests in certain corporations,

joint
ventures and assets that gave rise to qualifying indemnifications.

These agreements include indemnifications
for taxes, environmental liabilities, employee claims

and litigation.

The terms of these indemnifications vary
greatly.

The majority of these indemnifications

are related to environmental issues, the term

is generally
indefinite and the maximum amount of future payments

is generally unlimited.

The carrying amount recorded
for these indemnifications at December 31, 2019, was approximately

$
80

million.

We

amortize the
indemnification liability over the relevant time

period, if one exists, based on the facts and circumstances
surrounding each type of indemnity.

In cases where the indemnification term is

indefinite, we will reverse the
liability when we have information the liability is

essentially relieved or amortize the liability

over an
appropriate time period as the fair value of our indemnification exposure declines.

Although it is reasonably
possible future payments may exceed amounts recorded,

due to the nature of the indemnifications,

it is not
possible to make a reasonable estimate of the maximum

potential amount of future payments.

Included in the
recorded carrying amount at December 31, 2019, were approximately

$
30

million of environmental accruals
for known contamination that are included in the “Asset

retirement obligations and accrued environmental
costs” line on our consolidated balance sheet.

For additional information about environmental

liabilities, see
Note 13—Contingencies and Commitments.

Note 13—Contingencies and Commitments

A number of lawsuits involving a variety of claims

arising in the ordinary course of business have been

filed
against ConocoPhillips.

We also may be required to remove or mitigate the effects on the environment of the
placement, storage, disposal or release of certain chemical,

mineral and petroleum substances at various active
and inactive sites.

We

regularly assess the need for accounting

recognition or disclosure of these
contingencies.

In the case of all known contingencies (other

than those related to income taxes), we accrue

a
liability when the loss is probable and the amount is

reasonably estimable.

If a range of amounts can be
reasonably estimated and no amount within the range

is a better estimate than any other amount,

then the
minimum of the range is accrued.

We do not reduce these liabilities for potential insurance or third-party recoveries.

If applicable, we accrue receivables for

probable insurance or other third-party recoveries.

With
respect to income tax-related contingencies, we use a

cumulative probability-weighted loss accrual in cases
where sustaining a tax position is less than certain.

See Note 19—Income Taxes, for additional information
about income tax-related contingencies.

Based on currently available information, we

believe it is remote that future costs related to known

contingent
liability exposures will exceed current accruals by an

amount that would have a material adverse

impact on our
consolidated financial statements.

As we learn new facts concerning contingencies, we

reassess our position
both with respect to accrued liabilities and other potential exposures.

Estimates particularly sensitive to future
changes include contingent liabilities recorded for environmental remediation, tax and legal matters.

Estimated future environmental remediation costs are

subject to change due to such factors as

the uncertain
magnitude of cleanup costs, the unknown time and

extent of such remedial actions that may be

required, and
the determination of our liability in proportion

to that of other responsible parties.

Estimated future costs
related to tax and legal matters are subject to change

as events evolve and as additional information becomes
available during the administrative and litigation

processes.

Environmental
We

are subject to international, federal, state and local

environmental laws and regulations.

When we prepare
our consolidated financial statements, we record

accruals for environmental liabilities based on

management’s
best estimates, using all information that is available

at the time.

We

measure estimates and base liabilities

on
currently available facts, existing technology, and presently enacted laws and regulations, taking into account
stakeholder and business considerations.

When measuring environmental liabilities,

we also consider our prior
experience in remediation of contaminated sites, other

companies’ cleanup experience, and data released by
the U.S. EPA or other organizations.

We consider unasserted claims in our determination of environmental liabilities, and we accrue them in the period they

are both probable and reasonably estimable.

Although liability of those potentially responsible

for environmental remediation costs

is generally joint and
several for federal sites and frequently so for other

sites, we are usually only one of many companies

cited at a
particular site.

Due to the joint and several liabilities, we could

be responsible for all cleanup costs related

to
any site at which we have been designated as a potentially

responsible party.

We have been successful to date
in sharing cleanup costs with other financially

sound companies.

Many of the sites at which we are potentially
responsible are still under investigation by the EPA or the agency concerned.

Prior to actual cleanup, those
potentially responsible normally assess the site conditions,

apportion responsibility and determine the
appropriate remediation.

In some instances, we may have

no liability or may attain a settlement of liability.

Where it appears that other potentially responsible parties

may be financially unable to bear their proportional
share, we consider this inability in estimating our

potential liability, and we adjust our accruals accordingly.

As a result of various acquisitions in the past, we assumed

certain environmental obligations.

Some of these
environmental obligations are mitigated by indemnifications

made by others for our benefit, and some of the
indemnifications are subject to dollar limits and time

limits.

We

are currently participating in environmental

assessments and cleanups at numerous federal

Superfund and
comparable state and international sites.

After an assessment of environmental exposures

for cleanup and
other costs, we make accruals on an undiscounted basis

(except those acquired in a purchase business
combination, which we record on a discounted

basis) for planned investigation and remediation

activities for

sites where it is probable future costs will be incurred and these costs can be reasonably estimated.

We

have
not reduced these accruals for possible insurance recoveries.

In the future, we may be involved in additional
environmental assessments, cleanups and proceedings.

See Note 10—Asset Retirement Obligations and
Accrued Environmental Costs, for a summary of

our accrued environmental liabilities.

Legal Proceedings
We

are subject to various lawsuits and claims including

but not limited to matters involving oil and

gas royalty
and severance tax payments, gas measurement and valuation

methods, contract disputes, environmental
damages, climate change, personal injury, and property damage.

Our primary exposures for such matters
relate to alleged royalty and tax underpayments on

certain federal, state and privately owned

properties and
claims of alleged environmental contamination

from historic operations.

We

will continue to defend ourselves
vigorously in these matters.

Our legal organization applies its knowledge, experience and professional judgment to the specific
characteristics of our cases, employing a litigation

management process to manage and monitor

the legal
proceedings against us.

Our process facilitates the early evaluation and quantification of potential exposures in
individual cases.

This process also enables us to track those cases that

have been scheduled for trial and/or
mediation.

Based on professional judgment and

experience in using these litigation management

tools and
available information about current developments

in all our cases, our legal organization regularly assesses

the
adequacy of current accruals and determines if adjustment

of existing accruals, or establishment of new
accruals, is required.

Other Contingencies
We

have contingent liabilities resulting

from throughput agreements with pipeline and

processing companies
not associated with financing arrangements.

Under these agreements, we may be required to provide

any such
company with additional funds through advances

and penalties for fees related to throughput

capacity not
utilized.

In addition, at December 31, 2019, we had performance

obligations secured by letters of credit

of
$
277

million (issued as direct bank letters of credit) related

to various purchase commitments for materials,
supplies, commercial activities and services incident

to the ordinary conduct of business.

In 2007, ConocoPhillips was unable to reach agreement with

respect to the empresa mixta structure mandated
by the Venezuelan government’s

Nationalization Decree.

As a result, Venezuela’s

national oil company,
Petróleos de Venezuela, S.A. (PDVSA), or its affiliates, directly assumed control over ConocoPhillips’
interests in the Petrozuata and Hamaca heavy oil ventures and the offshore Corocoro development project.

In
response to this expropriation, ConocoPhillips initiated international arbitration on November 2, 2007, with the
ICSID.

On September 3, 2013, an ICSID arbitration tribunal held that

Venezuela

unlawfully expropriated
ConocoPhillips’ significant oil investments in June 2007.

On January 17, 2017, the Tribunal reconfirmed the
decision that the expropriation was unlawful.

In March 2019, the Tribunal unanimously ordered the
government of Venezuela to pay ConocoPhillips approximately $
8.7

billion in compensation for the
government’s unlawful expropriation of the company’s investments in Venezuela in 2007.

ConocoPhillips has
filed a request for recognition of the award in several

jurisdictions.

On August 29, 2019, the ICSID Tribunal
issued a decision rectifying the award and reducing it by

approximately $
227

million.

The award now stands
at $
8.5

billion plus interest.

The government of Venezuela sought annulment of the award.

In 2014, ConocoPhillips filed a separate and independent

arbitration under the rules of the ICC against
PDVSA under the contracts that had established the

Petrozuata and Hamaca projects.

The ICC Tribunal issued
an award in April 2018, finding that PDVSA owed

ConocoPhillips approximately $
2

billion
under their
agreements in connection with the expropriation of the projects and other pre-expropriation fiscal measures. In
August 2018, ConocoPhillips entered into a settlement with PDVSA to recover the full amount of this ICC award, plus interest through the payment period, including initial payments totaling approximately $500 million within a period of 90 days from the time of signing of the settlement agreement. The balance of the settlement is to be paid quarterly over a period of four and a half years.

To date, ConocoPhillips has received
approximately $
754

million.

Per the settlement, PDVSA recognized the ICC

award as a judgment in various
jurisdictions, and ConocoPhillips agreed to suspend

its legal enforcement actions.

ConocoPhillips sent notices

of default to PDVSA on October 14 and November 12, 2019,

and to date PDVSA failed to cure its breach.

As
a result, ConocoPhillips has resumed legal enforcement

actions.

ConocoPhillips has ensured that the
settlement and any actions thereof meet all appropriate

U.S. regulatory requirements, including those related

to
any applicable sanctions imposed by the U.S. against

Venezuela

.

In 2016, ConocoPhillips filed a separate and independent

arbitration under the rules of the ICC against
PDVSA under the contracts that had established the

Corocoro project.

On August 2, 2019, the ICC

Tribunal
awarded ConocoPhillips approximately $
55

million under the Corocoro contracts.

ConocoPhillips is seeking
recognition and enforcement of the award in various jurisdictions.

ConocoPhillips has ensured that all the
actions related to the award meet all appropriate U.S.

regulatory requirements, including those related to any
applicable sanctions imposed by the U.S. against Venezuela.

In February 2017, the ICSID Tribunal unanimously awarded

Burlington Resources, Inc., a wholly owned
subsidiary of ConocoPhillips, $
380

million for Ecuador’s unlawful expropriation of Burlington’s investment in
Blocks 7 and 21, in breach of the U.S.-Ecuador Bilateral

Investment Treaty.

The tribunal also issued a
separate decision finding Ecuador to be entitled to $
42

million for environmental and infrastructure
counterclaims.

In December 2017, Burlington and Ecuador

entered into a settlement agreement by which
Ecuador paid Burlington $
337

million in two installments.

The first installment of $
75

million was paid in
December 2017, and the second installment of $
262

million was paid in April 2018.

The settlement included
an offset for the counterclaims decision, of which Burlington is entitled to a contribution from Perenco
Ecuador Limited, its co-venturer and consortium operator,

pursuant to a joint and several liability provision

in
the JOA.

In September 2019, a separate ICSID Tribunal issued an award in the Perenco arbitration, ordering
Perenco to pay an additional $
54

million to Ecuador for its environmental

counterclaim.

Burlington and
Perenco will reconcile their shares of the environmental

and infrastructure counterclaims according to their
JOA participating interests, and we expect Burlington’s share will be immaterial.

In June 2017, FAR Ltd. initiated arbitration before the ICC against ConocoPhillips

Senegal B.V.

in connection
with the sale of ConocoPhillips Senegal B.V. to Woodside Energy

Holdings (Senegal) Limited in 2016.

In
February 2020, the ICC Tribunal issued an award dismissing FAR Ltd.’s claims in the arbitration.

In late 2017, ConocoPhillips (U.K.) Limited (CPUKL)

initiated United Nations Commission

on International
Trade and Law (UNCITRAL) arbitration against Vietnam in accordance with the U.K.-Vietnam Bilateral
Investment Treaty relating to a tax dispute arising from the 2012 sale of

ConocoPhillips (U.K.) Cuu Long
Limited and ConocoPhillips (U.K.) Gama Limited.

The parties entered into a settlement agreement

in October
2019, and the arbitration was dismissed in December

2019 as a result of this agreement.

In 2017 and 2018, cities, counties, and a state government

in California, New York, Washington,

Rhode Island
and Maryland, as well as the Pacific Coast Federation

of Fishermen’s Association, Inc., have filed lawsuits
against oil and gas companies, including ConocoPhillips,

seeking compensatory damages and equitable relief
to abate alleged climate change impacts.

ConocoPhillips is vigorously defending against

these lawsuits.

The
lawsuits brought by the Cities of San Francisco,

Oakland and New York have been dismissed by the district
courts and appeals are pending.

Lawsuits filed by other cities and counties

in California and Washington are
currently stayed pending resolution of the appeals

brought by the Cities of San Francisco and Oakland

to the
U.S. Court of Appeals for the Ninth Circuit.

Lawsuits filed in Maryland and Rhode

Island are proceeding in
state court while rulings in those matters, on the

issue of whether the matters should proceed

in state or federal
court, are on appeal to the U.S. Court of Appeals for

the Fourth Circuit and First Circuit, respectively.

Several Louisiana parishes and individual landowners

have filed lawsuits against oil and gas

companies,
including ConocoPhillips, seeking compensatory damages

in connection with historical oil and gas operations
in Louisiana.

All parish lawsuits are stayed pending an

appeal to the Fifth Circuit Court of Appeals on

the
issue of whether they will proceed in federal or state

court.

ConocoPhillips will vigorously defend against
these lawsuits.

Long-Term Throughput Agreements and Take

-or-Pay Agreements
We

have certain throughput agreements

and take-or-pay agreements in support of financing

arrangements.

The agreements typically provide for natural gas

or crude oil transportation to be used in the ordinary course of
the company’s business.

The aggregate amounts of estimated payments

under these various agreements are:
2020—$
7

million; 2021—$
7

million; 2022—$
7

million; 2023—$
7

million; 2024—$
7

million; and 2025 and
after—$
57

million.

Total payments under the agreements were $
25

million in 2019, $
39

million in 2018 and
$
43

million in 2017.

Note 14—Derivative and Financial Instruments

We

use futures, forwards, swaps and options

in various markets to meet our customer needs

and capture
market opportunities.

Our commodity business primarily consists

of natural gas, crude oil, bitumen, LNG

and
NGLs.

Our derivative instruments are held at fair value

on our consolidated balance sheet.

Where these balances have
the right of setoff, they are presented on a net basis.

Related cash flows are recorded as operating

activities on
our consolidated statement of cash flows.

On our consolidated income statement, realized and

unrealized gains
and losses are recognized either on a gross basis if directly related to our physical business or a net basis

if held
for trading.

Gains and losses related to contracts that

meet and are designated with the NPNS

exception are
recognized upon settlement.

We generally apply this exception to eligible crude contracts.

We do not use
hedge accounting for our commodity derivatives.

The following table presents the gross fair values

of our commodity derivatives, excluding

collateral, and the
line items where they appear on our consolidated balance

sheet:
Millions of Dollars
2019 2018
Assets
Prepaid expenses and other current assets $
288
410
Other assets
34
40
Liabilities
Other accruals
283
370
Other liabilities and deferred credits
28
30

The gains (losses) from commodity derivatives incurred,

and the line items where they appear on our
consolidated income statement were:
Millions of Dollars
2019 2018 2017
Sales and other operating revenues $
141
45
77
Other income
4
7
-
Purchased commodities
(118)
(41)
(61)

The table below summarizes our material net exposures

resulting from outstanding commodity

derivative
contracts:
Open Position
Long/(Short)
2019 2018
Commodity
Natural gas and power (billions of cubic feet equivalent)
Fixed price (5) (17)
Basis (23) (1)

Foreign Currency Exchange Derivatives
We

have foreign currency exchange rate risk

resulting from international operations.

Our foreign currency
exchange derivative activity primarily relates to managing

our cash-related foreign currency exchange rate
exposures, such as firm commitments for capital programs

or local currency tax payments, dividends and cash
returns from net investments in foreign affiliates,

and investments in equity securities.

We do not elect hedge
accounting on our foreign currency exchange derivatives.

The following table presents the gross fair values of our

foreign currency exchange derivatives, excluding
collateral, and the line items where they appear on our

consolidated balance sheet:
Millions of Dollars
2019 2018
Assets
Prepaid expenses and other current assets $
1
7
Liabilities
Other accruals
20
6
Other liabilities and deferred credits
8
-

The losses from foreign currency exchange derivatives

incurred and the line item where they

appear on our
consolidated income statement were:
Millions of Dollars
2019 2018 2017
Foreign currency transaction losses $
16
1
13

We

had the following net notional position of

outstanding foreign currency exchange

derivatives:
In Millions
Notional Currency
2019 2018
Foreign Currency Exchange Derivatives
Sell U.S. dollar, buy British pound USD
-
805
Sell British pound, buy other currencies* GBP
-
21
Buy British pound, sell euro GBP
4
-
Sell Canadian dollar, buy U.S. dollar CAD
1,337
1,242
*Primarily euro and

Norwegian krone.

In December 2017, we entered into foreign exchange zero cost collars buying the right to sell $1.25 billion
CAD at $0.707 CAD and selling the right to buy $1.25 billion CAD at $0.842 CAD against the U.S. dollar.
The collar expired during the second quarter of 2019 and we entered into new foreign currency exchange forward contracts to sell $1.35 billion CAD at $0.748 CAD against the U.S. dollar.

Financial Instruments
We

invest in financial instruments with maturities

based on our cash forecasts for the various accounts

and
currency pools we manage.

The types of financial instruments in which we currently

invest include:

●

Time deposits: Interest bearing deposits placed with financial institutions.
●

Demand deposits:

Interest bearing deposits placed with financial institutions.

Deposited funds can be
withdrawn without notice.
●

Commercial paper: Unsecured promissory notes

issued by a corporation, commercial bank or
government agency purchased at a discount to mature

at par.

●

U.S. government or government agency obligations:

Securities issued by the U.S. government or U.S.
government agencies.
●

Corporate bonds:

Unsecured debt securities issued by corporations.
●

Asset-backed securities: Collateralized debt securities.

The following investments are carried on our

consolidated balance sheet at cost, plus accrued interest:

Carrying Amount
Cash and Cash Equivalents Short-Term Investments
2019 2018 2019 2018
Cash $
759
876
Demand Deposits
1,483
-
-
-
Time Deposits
Remaining maturities from 1 to 90 days
2,030
3,509
1,395
-
Remaining maturities from 91 to 180 days
-
-
465
-
Commercial Paper
Remaining maturities from 1 to 90 days
413
229
1,069
248
U.S. Government Obligations
Remaining maturities from 1 to 90 days
394
1,301
-
-
$
5,079
5,915
2,929
248

The following table reflects our investments in debt

securities classified as available for sale

at December 31,
2019 which are carried at fair value:
Millions of Dollars
Carrying Amount
Cash and
Cash
Equivalents
Short-Term
Investments
Investments
and Long-
Term
Receivables
Corporate Bonds
Remaining maturities within one year $
1
59
-
Remaining maturities greater than one year through five

years
-
-
99
Commercial Paper
Remaining maturities within one year
8
30
-
U.S. Government Obligations
Remaining maturities within one year
-
10
-
Remaining maturities greater than one year through five

years
-
-
15
Asset-backed Securities
Remaining maturities greater than one year through five

years
-
-
19
$
9
99
133

The following table summarizes the amortized cost

basis and fair value of investments in debt securities
classified as available for sale at December 31, 2019:
Millions of Dollars
Amortized Cost
Basis Fair Value
Major Security Type
Corporate bonds $
159
159
Commercial paper
38
38
U.S. government obligations
25
25
Asset-backed securities
19
19
$
241
241

Gross unrealized gains and gross unrealized losses

included in other comprehensive income related

to
investments in debt securities classified as available for

sale as of December 31, 2019, were negligible.

There were no other-than-temporary impairments

recognized in earnings or in other comprehensive

income
during the year ended December 31, 2019.

Gross realized gains and gross realized losses included

in earnings from sales and redemptions

of investments
in debt securities classified as available for sale during the year ended December 31, 2019,

were negligible.

The cost of securities sold and redeemed is determined

using the specific identification method.

Credit Risk
Financial instruments potentially exposed to concentrations

of credit risk consist primarily of cash equivalents,
short-term investments, long-term investments in

debt securities, OTC derivative contracts

and trade
receivables.

Our cash equivalents and short-term investments

are placed in high-quality commercial paper,
government money market funds, government debt

securities,

time deposits with major international banks

and
financial institutions,

and high-quality corporate bonds.

Our long-term investments in debt securities are
placed in high-quality corporate bonds, U.S. government

obligations, and asset-backed securities.

The credit risk from our OTC derivative contracts,

such as forwards, swaps and options, derives

from the
counterparty to the transaction.

Individual counterparty exposure is

managed within predetermined credit
limits and includes the use of cash-call margins when appropriate,

thereby reducing the risk of significant
nonperformance.

We also use futures, swaps and option contracts that have a negligible credit risk because
these trades are cleared primarily

with an exchange clearinghouse and subject to mandatory

margin
requirements until settled; however, we are exposed to the

credit risk of those exchange brokers for receivables
arising from daily margin cash calls, as well as for cash

deposited to meet initial margin requirements.

Our trade receivables result primarily from our petroleum

operations and reflect a broad national and
international customer base, which limits our exposure

to concentrations of credit risk.

The majority of these
receivables have payment terms of 30 days or less, and

we continually monitor this exposure and the
creditworthiness of the counterparties.

We do not generally require collateral to limit the exposure to loss;
however, we will sometimes use letters of credit, prepayments and master netting arrangements to mitigate
credit risk with counterparties that both buy from

and sell to us, as these agreements permit

the amounts owed
by us or owed to others to be offset against amounts due

to us.

Certain of our derivative instruments contain provisions that require us to post collateral if the derivative exposure exceeds a threshold amount. We have contracts with fixed threshold amounts and other contracts with variable threshold amounts that are contingent on our credit rating. The variable threshold amounts typically decline for lower credit ratings, while both the variable and fixed threshold amounts typically revert to zero if we fall below investment grade. Cash is the primary collateral in all contracts; however, many also permit us to post letters of credit as collateral, such as transactions administered through the New York
Mercantile Exchange.

The aggregate fair value of all derivative instruments

with such credit risk-related contingent features that

were
in a liability position on December 31, 2019 and December

31, 2018, was $
79

million and $
62

million,
respectively.

For these instruments,
no

collateral was posted as of December 31, 2019 or
December 31, 2018
.

If our credit rating had been downgraded below

investment grade on December 31, 2019,

we would be
required to post $
76

million of additional collateral, either

with cash or letters of credit.

Note 15—Fair Value Measurement

We

carry a portion of our assets and liabilities at fair value

that are measured at a reporting date using

an exit
price (i.e., the price that would be received to sell

an asset or paid to transfer a liability) and disclosed
according to the quality of valuation inputs under the

following hierarchy:

●

Level 1: Quoted prices (unadjusted) in an active market

for identical assets or liabilities.
●

Level 2: Inputs other than quoted prices that are directly

or indirectly observable.
●

Level 3: Unobservable inputs that are significant to the

fair value of assets or liabilities.

The classification of an asset or liability is based

on the lowest level of input significant to

its fair value.

Those
that are initially classified as Level 3 are subsequently

reported as Level 2 when the fair value derived from
unobservable inputs is inconsequential to the overall

fair value, or if corroborated market data becomes
available.

Assets and liabilities initially reported as Level

2 are subsequently reported as Level 3 if
corroborated market data is no longer available.

Transfers occur at the end of the reporting period.

There were

no material transfers in or out of Level 1 during

2019 or 2018.

Recurring Fair Value Measurement
Financial assets and liabilities reported at fair value

on a recurring basis primarily include our investment

in
Cenovus Energy shares, our investments

in debt securities classified as available

for sale, and commodity
derivatives.

●

Level 1 derivative assets and liabilities primarily represent exchange-traded futures and options that are
valued using unadjusted prices available from the

underlying exchange.

Level 1 also includes our
investment in common shares of Cenovus Energy, which is valued using quotes for shares on the NYSE,
and our investments in U.S. government obligations

classified as available for sale debt securities,

which
are valued using exchange prices.

●

Level 2 derivative assets and liabilities primarily represent

OTC swaps, options and forward purchase and
sale contracts that are valued using adjusted exchange prices,

prices provided by brokers or pricing service
companies that are all corroborated by market data.

Level 2 also includes our investments

in debt
securities classified as available for sale including

investments in corporate bonds, commercial paper, and
asset-backed securities that are valued using pricing

provided by brokers or pricing service companies

that
are corroborated with market data.

●

Level 3 derivative assets and liabilities consist

of OTC swaps, options and forward purchase and sale
contracts where a significant portion of fair value is calculated from underlying market data that is not
readily available.

The derived value uses industry standard

methodologies that may consider the historical
relationships among various commodities, modeled market

prices, time value, volatility factors and other
relevant economic measures.

The use of these inputs results

in management’s best estimate of fair value.

Level 3 activity was not material for all periods presented.

The following table summarizes the fair value hierarchy

for gross financial assets and liabilities (i.e.,
unadjusted where the right of setoff exists for commodity derivatives accounted for at fair value on a recurring
basis):

Millions of Dollars
December 31, 2019 December 31, 2018
Level 1 Level 2 Level 3 Total Level 1 Level 2 Level 3 Total
Assets
Investment in Cenovus Energy $
2,111
-
-
2,111
1,462
-
-
1,462
Investments in debt securities
25
216
-
241
Commodity derivatives
172
114
36
322
236
181
33
450
Total assets $
2,308
330
36
2,674
1,698
181
33
1,912
Liabilities
Commodity derivatives $
174
115
22
311
225
145
30
400
Total liabilities $
174
115
22
311
225
145
30
400

The following table summarizes those commodity

derivative balances subject to the right of setoff as
presented on our consolidated balance sheet.

We have elected to offset the recognized fair value amounts for multiple derivative instruments executed with the same

counterparty in our financial statements when

a legal
right of setoff exists.
Millions of Dollars
Amounts Subject to Right of Setoff
Gross Amounts Not Gross Net
Amounts Subject to Gross Amounts Amounts Cash Net
Recognized Right of Setoff
Amounts
Offset Presented Collateral Amounts
December 31, 2019
Assets $
322
3
319
193
126
4
122
Liabilities
311
4
307
193
114
12
102
December 31, 2018
Assets $
450
9
441
280
161
-
161
Liabilities
400
4
396
280
116
10
106
At December 31, 2019 and December 31, 2018, we

did not present any amounts gross on our consolidated
balance sheet where we had the right of setoff.

Non-Recurring Fair Value Measurement
The following table summarizes the fair value

hierarchy by major category and date of remeasurement

for
assets accounted for at fair value on a non-recurring

basis:
Millions of Dollars
Fair Value

Measurements Using
Fair Value
Level 1
Inputs
Level 2
Inputs
Level 3
Inputs
Before-Tax
Loss
Year

ended December 31, 2019
Net PP&E (held for sale)

November 30, 2019
$
194
194
-
-
351

December 31, 2019
166
166
-
-
28
Equity Method Investments

March 31, 2019
171
171
-
-
60

May 31, 2019
30
-
30
-
95
Year

ended December 31, 2018
Net PP&E (held for sale)

March 31, 2018
$
250
-
-
250
44

September 30, 2018
201
201
-
-
43

Net PP&E (held for sale)
Net PP&E held for sale was written down to fair value,

less costs to sell.

The fair value of each asset was

determined by its negotiated selling price (Level 1)

or information gathered during marketing efforts (Level

3).

For additional information see Note 5—Asset Acquisitions

and Dispositions.

Equity Method Investments
During 2019, certain equity method investments

were determined to have fair values below their

carrying
amounts, and the impairments were considered to

be other than temporary under the guidance of FASB ASC

Topic 323.

During 2019, investments using Level 1 inputs

were written down to fair value, less costs to sell,
determined by negotiated selling prices.

For additional information, see Note 5—Asset Acquisitions

and
Dispositions.

During 2019, an investment using Level 2 inputs

was determined to have a fair value below its
carrying value, and was written down to fair value.

For additional information, see Note 3—Variable Interest
Entities.

Reported Fair Values of Financial Instruments
We

used the following methods and assumptions

to estimate the fair value of financial

instruments:

●

Cash and cash equivalents and short-term investments:

The carrying amount reported on the balance
sheet approximates fair value.

For those investments classified

as available for sale debt securities,
the carrying amount reported on the balance sheet

is fair value.
●

Accounts and notes receivable (including long-term

and related parties): The carrying amount
reported on the balance sheet approximates fair value.

The valuation technique and methods

used to
estimate the fair value of the current portion of fixed-rate related party loans is consistent with Loans
and advances—related parties.
●

Investment in Cenovus Energy shares: See Note 7—Investment

in Cenovus Energy for a discussion of
the carrying value and fair value of our investment in Cenovus

Energy shares.

●

Investments in debt securities classified as available for

sale:

The fair value of investments in debt
securities categorized as Level 1 in the fair value hierarchy is measured using exchange prices.

The
fair value of investments in debt securities categorized

as Level 2 in the fair value hierarchy is
measured using pricing provided by brokers or pricing service companies that are corroborated

with
market data.

See Note 14—Derivatives and Financial Instruments, for

additional information.

●

Loans and advances—related parties: The carrying

amount of floating-rate loans approximates

fair
value.

The fair value of fixed-rate loan activity is measured

using market observable data and is
categorized as Level 2 in the fair value hierarchy.

See Note 6—Investments, Loans and Long-Term
Receivables, for additional information.
●

Accounts payable (including related parties) and floating-rate debt: The carrying amount of accounts
payable and floating-rate debt reported on the balance sheet approximates fair value.

●

Fixed-rate debt: The estimated fair value of fixed-rate

debt is measured using prices available from

a
pricing service that is corroborated by market data; therefore,

these liabilities are categorized as

Level
2 in the fair value hierarchy.

The following table summarizes the net fair value of

financial instruments (i.e., adjusted where the

right of
setoff exists for commodity derivatives):
Millions of Dollars
Carrying Amount Fair Value
2019 2018 2019 2018
Financial assets
Investment in Cenovus Energy $
2,111
1,462
2,111
1,462
Commodity derivatives
125
170
125
170
Investments in debt securities
241
-
241
-
Total loans and advances—related parties
339
468
339
468
Financial liabilities
Total debt, excluding finance leases
14,175
14,191
18,108
16,147
Commodity derivatives
106
110
106
110

Commodity Derivatives
At December 31, 2019, commodity derivative assets

and liabilities are presented net with $
4

million in
obligations to return cash collateral and $
12

million of rights to reclaim cash collateral,

respectively.

At
December 31, 2018, commodity derivative assets and

liabilities are presented net with
no

obligations to return
cash collateral and $
10

million of rights to reclaim cash collateral,

respectively.

Note 16—Equity
Common Stock
The changes in our shares of common stock, as categorized

in the equity section of the balance sheet, were:
Shares
2019 2018 2017
Issued
Beginning of year
1,791,637,434
1,785,419,175
1,782,079,107
Distributed under benefit plans
4,014,769
6,218,259
3,340,068
End of year
1,795,652,203
1,791,637,434
1,785,419,175
Held in Treasury
Beginning of year
653,288,213
608,312,034
544,809,771
Repurchase of common stock
57,495,601
44,976,179
63,502,263
End of year
710,783,814
653,288,213
608,312,034

Preferred Stock
We

have authorized
500

million shares of preferred stock, par value

$
0.01

per share,
none

of which was issued
or outstanding at December 31, 2019 or 2018.

Noncontrolling Interests
At December 31, 2019 and 2018, we had $
69

million and $
125

million outstanding, respectively, of equity in
less-than-wholly owned consolidated subsidiaries held

by noncontrolling interest owners.

For both periods,
the amounts were related to the Darwin LNG

and Bayu-Darwin Pipeline operating joint ventures

we control.

Repurchase of Common Stock
As of December 31, 2019, we had announced a total authorization to repurchase $
15

billion of our common
stock.

Repurchase of shares began in November 2016,

and totaled
168,553,141

shares at a cost of $
9,625
million, through December 31, 2019.

In February 2020, we announced

that the Board of Directors approved
an increase to our repurchase authorization from $15

billion to $
25

billion, to support our plan for future share
repurchases.

Note 17—Non-Mineral Leases

The company primarily leases office buildings and drilling

equipment, as well as ocean transport vessels,
tugboats, corporate aircraft, and other facilities and equipment.

Certain leases include escalation clauses for
adjusting rental payments to reflect changes in price

indices and other leases include payment provisions

that
vary based on the nature of usage of the leased

asset.

Additionally, the company has executed certain leases
that provide it with the option to extend or renew the

term of the lease, terminate the lease prior to the

end of
the lease term, or purchase the leased asset as

of the end of the lease term.

In other cases, the company has
executed lease agreements that require it to guarantee

the residual value of certain leased office buildings.

For
additional information about guarantees, see Note

12—Guarantees.

There are no significant restrictions
imposed on us by the lease agreements with regard to dividends,

asset dispositions or borrowing ability.

Certain arrangements may contain both lease and

non-lease components and we determine if an arrangement

is
or contains a lease at contract inception.

Only the lease components of these contractual

arrangements are
subject to the provisions of ASC Topic 842, and any non-lease components are subject to other applicable
accounting guidance; however, we have
elected

to adopt the optional
practical expedient

not to separate lease
components apart from non-lease components for

accounting purposes. This policy election has

been adopted
for each of the company’s leased asset classes existing as of the effective date and subject to the transition
provisions of ASC Topic 842 and will be applied to all new or modified leases executed on or after January 1,
2019.

For contractual arrangements executed in subsequent

periods involving a new leased asset class, the
company will determine at contract inception whether

it will apply the optional practical expedient to

the new
leased asset class.

Leases are evaluated for classification as operating

or finance leases at the commencement date of

the lease
and right-of-use assets and corresponding liabilities

are recognized on our consolidated balance sheet

based on
the present value of future lease payments relating to

the use of the underlying asset during the lease term.

Future lease payments include variable lease payments

that depend upon an index or rate using the index or
rate at the commencement date and probable amounts

owed under residual value guarantees.

The amount of
future lease payments may be increased to include additional payments related to lease extension, termination,
and/or purchase options when the company has

determined, at or subsequent to lease commencement,
generally due to limited asset availability or operating

commitments, it is reasonably certain of exercising

such
options.

We use our incremental borrowing rate as the discount rate in determining the present value of future
lease payments, unless the interest rate implicit

in the lease arrangement is readily determinable.

Lease
payments that vary subsequent to the commencement

date based on future usage levels, the nature of

leased
asset activities, or certain other contingencies are not

included in the measurement of lease right-of-use assets
and corresponding liabilities.

We

have elected not to record assets and liabilities

on our consolidated balance
sheet for lease arrangements with terms of 12 months

or less.

We

often enter into leasing arrangements

acting in the capacity as operator for and/or on

behalf of certain oil
and gas joint ventures of undivided interests.

If the lease arrangement can be legally enforced only

against us
as operator and there is no separate arrangement to sublease the underlying leased asset to our coventurers, we
recognize at lease commencement a right-of-use

asset and corresponding lease liability on our

consolidated
balance sheet on a gross basis.

While we record lease costs on a gross basis in our

consolidated income
statement and statement of cash flows, such costs are

offset by the reimbursement we receive from our
coventurers for their share of the lease cost as the underlying leased asset is utilized in joint venture activities.

As a result, lease cost is presented in our consolidated income statement and statement of cash flows on

a
proportional basis.

If we are a nonoperating coventurer, we recognize a right-of-use asset and corresponding
lease liability only if we were a specified contractual

party to the lease arrangement and the arrangement

could
be legally enforced against us.

In this circumstance, we would

recognize both the right-of-use asset and
corresponding lease liability on our consolidated

balance sheet on a proportional basis consistent with

our
undivided interest ownership in the related joint venture.

The company has historically recorded certain finance

leases executed by investee companies accounted

for
under the proportionate consolidation method of accounting

on its consolidated balance sheet on a proportional
basis consistent with its ownership interest in the

investee company.

In addition, the company has historically
recorded finance lease assets and liabilities associated

with certain oil and gas joint ventures

on a proportional
basis pursuant to accounting guidance applicable

prior to January 1, 2019.

As of December 31, 2018, $
420
million of finance lease assets (net of accumulated

DD&A) and $
688

million of finance lease liabilities were
recorded on our consolidated balance sheet associated

with these leases.

In accordance with the transition
provisions of ASC Topic 842, and since we have elected to adopt the package of optional transition-related
practical expedients, the historical accounting treatment

for these leases has been carried forward and is

subject
to reconsideration upon the modification or other required

reassessment of the arrangements prior to lease term
expiration.

In connection with our adoption of ASC Topic 842, we have recorded on our consolidated balance sheet $
57
million of operating leases executed by investee

companies accounted for under the proportionate

consolidation method of accounting on a proportional

basis consistent with our ownership interest in the
investee company.

The following tables summarize the finance leases

amounts that were reflected on our consolidated

balance
sheet as of December 31, 2018, the operating leases

impact of adopting ASC Topic 842, and the right-of-use
asset and lease liability balances reflected for both operating and finance leases on our consolidated balance
sheet as of December 31, 2019:

Millions of Dollars
Carrying Amount
Operating
Leases
Finance
Leases
Amounts recognized in line items in our Consolidated
Balance Sheet upon adoption of ASC Topic 842
Right-of-Use Assets
Properties, plants and equipment
Gross $
1,044
Accumulated depreciation, depletion and amortization
(550)
Net properties, plants and equipment as of December

31, 2018
$
494
Adoption of ASC Topic 842 as of January 1, 2019 $
998
Lease Liabilities
Short-term debt $
79
Long-term debt
698
Total finance leases debt as of December 31, 2018 $
777
Adoption of ASC Topic 842 as of January 1, 2019 $
998
Amounts recognized in line items in our Consolidated
Balance Sheet at December 31, 2019
Right-of-Use Assets
Properties, plants and equipment
Gross $
1,039
Accumulated depreciation, depletion and amortization
(649)
Net properties, plants and equipment
*
$
390
Prepaid expenses and other current assets $
40
Other assets
896

* Includes proportionately

consolidated finance lease assets

(net of accumulated depreciation,

depletion and amortization)

of $
335

million.

Millions of Dollars
Carrying Amount
Operating
Leases
Finance
Leases
Lease Liabilities
Short-term debt
*
$
87
Other accruals $
347
Long-term debt
*
633
Other liabilities and deferred credits
585
Total lease liabilities $
932
$ 720

Short-term debt

and
long-term debt

include proportionately

consolidated finance lease liabilities of $
56

million and $
579

million, respectively.

The following table summarizes our lease costs for 2019:
Millions of Dollars
2019
Lease Cost
*
Operating lease cost $
341
Finance lease cost
Amortization of right-of-use assets
99
Interest on lease liabilities
37
Short-term lease cost
**
77
Total lease cost
***
$
554

*The amounts presented

in the table above have not been

adjusted to reflect amounts

recovered

or reimbursed from

oil and gas coventurers.

**Short-term leases

are not recorded

on our consolidated balance sheet.

Our future
short-term lease commitments

amount to $
31

million, of

which $
18

million is related to leases

whose terms have not yet

commenced as of December

31, 2019.
***Variable

lease cost and sublease income are

immaterial for the period presented

and therefore

are not included in the table

above
.

The following table summarizes the lease terms and discount

rates:
December 31, 2019
Lease Term and Discount Rate
Weighted-average term (years)
Operating leases
5.19
Finance leases
8.70
Weighted-average discount rate (percent)
Operating leases
3.10
Finance leases
5.53
The following table summarizes other lease information

for 2019:
Millions of Dollars
2019
Other Information
*
Cash paid for amounts included in the measurement

of lease liabilities
Operating cash flows from operating leases $
203
Operating cash flows from finance leases
27
Financing cash flows from finance leases
81
Right-of-use assets obtained in exchange for operating

lease liabilities
$
499
Right-of-use assets obtained in exchange for finance

lease liabilities
26
*The amounts presented

in the table above have not been adjusted

to reflect amounts recovered

or reimbursed from

oil and gas coventurers.

In
addition,

pursuant to other applicable

accounting guidance, lease payments made

in connection with preparing

another asset for its intended use
are reported

in the "Cash Flows From Investing

Activities" section of our consolidated

statement of cash flows.

The following table summarizes future lease payments

for operating and finance leases at December

31, 2019:
Millions of Dollars
Operating
Leases
Finance

Leases
Maturity of Lease Liabilities
2020 $
348
120
2021
247
104
2022
130
102
2023
82
88
2024
63
84
Remaining years
149
382
Total
*
1,019
880
Less: portion representing imputed interest
(87)
(160)
Total lease liabilities $
932
720
*Future lease payments

for operating and finance leases

commencing on or after January

1, 2019, also include payments

related to non

-lease
components in accordance

with our election to adopt the

optional practical expedient not to separate

lease components apart from

non-lease
components for accounting

purposes.

In addition, future

payments related to operating

and finance leases proportionately

consolidated by the
company have been included

in the table on a proportionate

basis consistent with our respective

ownership interest

in the underlying investee
company or oil and gas

venture.

At December 31, 2018, future minimum payments

due under finance (capital) leases pursuant

to
ASC Topic 840 were:
Millions
of Dollars
2019 $
118
2020
116
2021
100
2022
98
2023
87
Remaining years
453
Total
972
Less: portion representing imputed interest
(195)
Capital lease obligations $
777

At December 31, 2018, future undiscounted minimum

rental payments due under noncancelable operating
leases pursuant to ASC Topic 840 were:
Millions
of Dollars
2019 $
248
2020
425
2021
136
2022
319
2023
54
Remaining years
212
Total
1,394
Less: income from subleases
(7)
Net minimum operating lease payments $
1,387

For the years ended December 31, operating lease

rental expense pursuant to ASC Topic 840 was:
Millions of Dollars
2018 2017
Total rentals $
253
264
Less: sublease rentals
(16)
(20)
$
237
244

Note 18—Employee Benefit Plans

Pension and Postretirement Plans

An analysis of the projected benefit obligations

for our pension plans and accumulated benefit

obligations for
our postretirement health and life insurance plans follows:
Millions of Dollars
Pension Benefits Other Benefits
2019 2018 2019 2018
U.S. Int’l. U.S. Int’l.
Change in Benefit Obligation
Benefit obligation at January 1 $
2,136
3,438
3,236
3,845
218
265
Service cost
79
69
83
81
1
1
Interest cost
79
97
99
107
8
8
Plan participant contributions
-
2
-
2
20
22
Plan amendments
-
-
-
7
-
-
Actuarial (gain) loss
278
387
(44)
(259)
27
(10)
Benefits paid
(253)
(147)
(507)
(143)
(59)
(67)
Curtailment
-
(69)
(4)
(3)
-
-
Settlement
-
-
(730)
-
-
-
Recognition of termination benefits
-
1
3
-
-
-
Foreign currency exchange rate change
-
102
-
(199)
1
(1)
Benefit obligation at December 31* $
2,319
3,880
2,136
3,438
216
218
*Accumulated benefit obligation

portion of above at

December 31:
$
2,161
3,594
1,969
3,066
Change in Fair Value of Plan Assets
Fair value of plan assets at January 1 $
1,336
3,358
2,541
3,647
-
-
Actual return on plan assets
273
529
(112)
(106)
-
-
Company contributions
235
464
144
156
39
45
Plan participant contributions
-
2
-
2
20
22
Benefits paid
(253)
(147)
(507)
(143)
(59)
(67)
Settlement
-
-
(730)
-
-
-
Foreign currency exchange rate change
-
100
-
(198)
-
-
Fair value of plan assets at December 31 $
1,591
4,306
1,336
3,358
-
-
Funded Status $
(728)
426
(800)
(80)
(216)
(218)

Millions of Dollars
Pension Benefits Other Benefits
2019 2018 2019 2018
U.S. Int’l. U.S. Int’l.
Amounts Recognized in the
Consolidated Balance Sheet at
December 31
Noncurrent assets $
-
765
-
232
-
-
Current liabilities
(21)
(6)
(59)
(4)
(42)
(44)
Noncurrent liabilities
(707)
(333)
(741)
(308)
(174)
(174)
Total recognized $
(728)
426
(800)
(80)
(216)
(218)
Weighted-Average

Assumptions Used to
Determine Benefit Obligations at
December 31
Discount rate
3.25
%
2.35
4.25
3.05
3.10
4.05
Rate of compensation increase
4.00
3.35
4.00
3.65
-
Weighted-Average

Assumptions Used to
Determine Net Periodic Benefit Cost for
Years

Ended December 31
Discount rate
3.95
%
2.90
3.80
2.90
4.05
3.30
Expected return on plan assets
5.80
4.10
5.80
4.30
-
Rate of compensation increase
4.00
3.65
4.00
3.75
-

For both U.S. and international pensions, the overall

expected long-term rate of return is developed from the
expected future return of each asset class, weighted by

the expected allocation of pension assets to that

asset
class.

We rely on a variety of independent market forecasts in developing the expected rate of return for each
class of assets.

Included in accumulated other comprehensive

income (loss) at December 31 were the following before-tax

amounts that had not been recognized in net periodic benefit cost:
Millions of Dollars
Pension Benefits Other Benefits
2019 2018 2019 2018
U.S. Int’l. U.S. Int’l.
Unrecognized net actuarial (gain) loss $
479
227
516
310
8
(21)
Unrecognized prior service cost (credit)
-
(2)
-
(4)
(183)
(216)

Millions of Dollars
Pension Benefits Other Benefits
2019 2018 2019 2018
U.S. Int’l. U.S. Int’l.
Sources of Change in Other
Comprehensive Income (Loss)
Net gain (loss) arising during the period $
(79)
51
(177)
17
(27)
10
Amortization of actuarial (gain) loss included
in income (loss)*
116
32
249
31
(2)
(1)
Net change during the period $
37
83
72
48
(29)
9
Prior service credit (cost) arising during the
period $
-
-
-
(7)
-
-
Amortization of prior service cost (credit)
included in income (loss)
-
(2)
-
(5)
(33)
(35)
Net change during the period $
-
(2)
-
(12)
(33)
(35)
*Includes settlement losses

recognized in 2019

and 2018.

Included in accumulated other comprehensive

loss at December 31, 2019, were the following

before-tax
amounts that are expected to be amortized into

net periodic benefit cost during 2020:
Millions of Dollars
Pension Other
Benefits Benefits
U.S. Int’l.
Unrecognized net actuarial (gain) loss $
50
23
1
Unrecognized prior service credit
-
(2)
(31)

For our tax-qualified pension plans with projected benefit

obligations in excess of plan assets, the projected
benefit obligation, the accumulated benefit obligation,

and the fair value of plan assets were $
2,073

million,
$
1,919

million, and $
1,635

million, respectively, at December 31, 2019, and $
1,871

million, $
1,737

million,
and $
1,373

million, respectively, at December 31, 2018.

For our unfunded nonqualified key employee supplemental

pension plans, the projected benefit obligation

and
the accumulated benefit obligation were $
601

million and $
542

million, respectively, at December 31, 2019,
and were $
586

million and $
504

million, respectively, at December 31, 2018.

The components of net periodic benefit cost of all defined

benefit plans are presented in the following table:
Millions of Dollars
Pension Benefits Other Benefits
2019 2018 2017 2019 2018 2017
U.S. Int’l. U.S. Int’l. U.S. Int’l.
Components of Net
Periodic Benefit Cost
Service cost $
79
69
83
81
89
77
1
1
2
Interest cost
79
97
99
107
118
103
8
8
9
Expected return on plan
assets
(74)
(138)
(114)
(155)
(132)
(158)
-
-
-
Amortization of prior
service cost (credit)
-
(2)
-
(5)
4
(6)
(33)
(35)
(36)
Recognized net actuarial
loss (gain)
54
32
53
31
69
50
(2)
(1)
(3)
Settlements
62
-
196
-
131
-
-
-
-
Net periodic benefit cost $
200
58
317
59
279
66
(26)
(27)
(28)

The components of net periodic benefit cost, other than

the service cost component, are included in

the “Other
expenses” line item on our consolidated income statement.

In 2018, we purchased a group annuity contract

from Prudential and transferred $
730

million of future benefit
obligations from the U.S. qualified pension plan to

Prudential.

The purchase of the group annuity contract was
funded directly by plan assets of the U.S. qualified pension plan.

Effective January 1, 2019, the Cash Balance
Account (Title II) of the ConocoPhillips Retirement Plan, a

U.S. qualified pension plan, was closed to

new
entrants.

New employees and rehires on or after January

1, 2019, and employees that elected to opt out of
Title II will no longer receive pay credits to their Cash Balance Account and instead will be eligible for a
Company Retirement Contribution (CRC) as described

in the Defined Contribution Plans section.

We

recognized pension settlement losses of $
62

million in 2019, $
196

million in 2018, and $
131

million in
2017 as lump-sum benefit payments from certain U.S. pension

plans exceeded the sum of service and interest
costs for those plans and led to recognition of settlement

losses.

The sale of two ConocoPhillips U.K. subsidiaries completed

during the third quarter of 2019 led to a
significant reduction of future services of active employees in certain international pension plans, resulting in a
curtailment.

In conjunction with the recognition of the curtailment,

the fair market values of pension plan
assets were updated, the pension benefit obligation

was remeasured, and the net pension asset

decreased by
$
43

million, resulting in a corresponding decrease to other

comprehensive income.

This is primarily a result of
a decrease in the discount rate from
2.90

percent at December 31, 2018 to
1.80

percent at September 30, 2019
offset by a decrease in the pension benefit obligation from

curtailment.

In determining net pension and other postretirement

benefit costs, we amortize prior service costs on

a straight-
line basis over the average remaining service period of

employees expected to receive benefits under

the plan.

For net actuarial gains and losses, we amortize
10

percent of the unamortized balance each year.

We

have multiple nonpension postretirement

benefit plans for health and life insurance.

The health care plans
are contributory and subject to various cost sharing

features, with participant and company contributions
adjusted annually; the life insurance plans are noncontributory.

The measurement of the U.S. pre-65 retiree
medical accumulated postretirement benefit obligation

assumes a health care cost trend rate of
7

percent in
2020 that declines to
5

percent by
2028
.

The measurement of the U.S. post-65 retiree medical accumulated postretirement benefit obligation assumes an ultimate health care cost trend rate of
4

percent achieved in 2020

that increases to
5

percent by
2028
.

A one-percentage-point change in the assumed

health care cost trend rate
would be immaterial to ConocoPhillips.

Plan Assets
—We follow a policy of broadly diversifying pension plan assets across asset classes and
individual holdings.

As a result, our plan assets have no significant

concentrations of credit risk.

Asset classes
that are considered appropriate include U.S. equities, non-U.S.

equities, U.S. fixed income, non-U.S. fixed
income, real estate and private equity investments.

Plan fiduciaries may consider and add other

asset classes to
the investment program from time to time.

The target allocations for plan assets are
37

percent equity
securities,
56

percent debt securities,
6

percent real estate and
1

percent other.

Generally, the plan investments
are publicly traded, therefore minimizing liquidity

risk in the portfolio.

The following is a description of the valuation methodologies used for the pension plan assets.

There have
been no changes in the methodologies used at

December 31, 2019 and 2018.
●

Fair values of equity securities and government debt

securities categorized in Level 1 are primarily
based on quoted market prices in active markets for identical assets and liabilities.
●

Fair values of corporate debt securities, agency and mortgage-backed securities and government debt
securities categorized in Level 2 are estimated using recently executed transactions and quoted market
prices for similar assets and liabilities in active markets

and for identical assets and liabilities in
markets that are not active.

If there have been no market transactions in a

particular fixed income
security, its fair value is calculated by pricing models that benchmark the security against other
securities with actual market prices.

When observable quoted market prices are

not available, fair
value is based on pricing models that use something

other than actual market prices (e.g., observable
inputs such as benchmark yields, reported trades and

issuer spreads for similar securities), and these
securities are categorized in Level 3 of the fair value

hierarchy.

●

Fair values of investments in common/collective trusts

are determined by the issuer of each fund
based on the fair value of the underlying assets.
●

Fair values of mutual funds are based on quoted market

prices, which represent the net asset value

of
shares held.
●

Time deposits are valued at cost, which approximates fair value.
●

Cash is valued at cost, which approximates fair value.

Fair values of international

cash equivalents
categorized in Level 2 are valued using observable yield

curves, discounting and interest rates.

U.S.
cash balances held in the form of short-term fund

units that are redeemable at the measurement date
are categorized as Level 2.
●

Fair values of exchange-traded derivatives classified

in Level 1 are based on quoted market

prices.

For other derivatives classified in Level 2, the values

are generally calculated from pricing models
with market input parameters from third-party sources.
●

Fair values of insurance contracts are valued at the present value of the future benefit payments owed
by the insurance company to the plans’ participants.
●

Fair values of real estate investments are valued using

real estate valuation techniques and other
methods that include reference to third-party sources

and sales comparables where available.

●

A portion of U.S. pension plan assets is held as a

participating interest in an insurance annuity
contract, which is calculated as the market value of

investments held under this contract, less the
accumulated benefit obligation covered by the contract.

The participating interest is classified as
Level 3 in the fair value hierarchy as the fair value is

determined via a combination of quoted market
prices, recently executed transactions, and an actuarial

present value computation for contract
obligations.

At December 31, 2019, the participating interest

in the annuity contract was valued at
$
95

million and consisted of $
235

million in debt securities, less $
140

million for the accumulated
benefit obligation covered by the contract.

At December 31, 2018, the participating interest in the
annuity contract was valued at $
84

million and consisted of $
228

million in debt securities, less $
144
million for the accumulated benefit obligation covered

by the contract.

The net change from 2018 to
2019 is due to an increase in the fair value of the

underlying investments of $
7

million offset by a
decrease in the present value of the contract obligation

of $
4

million.

The participating interest is not
available for meeting general pension benefit

obligations in the near term.

No future company
contributions are required and no new benefits are

being accrued under this insurance annuity
contract.

The fair values of our pension plan assets at December

31, by asset class were as follows:
Millions of Dollars
U.S. International
Level 1 Level 2 Level 3 Total Level 1 Level 2 Level 3 Total
2019
Equity securities
U.S. $
94
-
7
101
435
-
-
435
International
98
-
-
98
266
-
-
266
Mutual funds
93
-
-
93
245
267
-
512
Debt securities
Government
-
-
-
-
1,412
-
-
1,412
Corporate
-
2
-
2
-
-
-
-
Mutual funds
-
-
-
-
392
-
-
392
Cash and cash equivalents
-
-
-
-
98
-
-
98
Derivatives
-
-
-
-
11
-
-
11
Real estate
-
-
-
-
-
-
132
132
Total in fair value hierarchy $
285
2
7
294
2,859
267
132
3,258
Investments measured at

net asset value*
Equity securities
Common/collective trusts $ - - -
457
- - -
167
Debt securities
Common/collective trusts - - -
637
- - -
760
Cash and cash equivalents - - -
25
- - -
-
Real estate - - -
83
- - -
112
Total** $
285
2
7
1,496
2,859
267
132
4,297

*In accordance

with FASB

ASC Topic 715,

“Compensation

—Retirement Benefits,” certain

investments that are

to be measured

at fair value

using the net asset value

per share (or its equivalent)

practical expedient have

not been classified in the fair value

hierarchy.

The fair value

amounts presented

in this table are intended

to permit reconciliation

of the fair value hierarchy

to the amounts presented

in the Change in

Fair Value

of Plan Assets.
**Excludes the participating

interest in the insurance

annuity contract with a net asset of $
95

million and net receivables

related to security

transactions of $
9

million.

The fair values of our pension plan assets at December

31, by asset class were as follows:
Millions of Dollars
U.S. International
Level 1 Level 2 Level 3 Total Level 1 Level 2 Level 3 Total
2018
Equity securities
U.S. $
74
-
20
94
371
-
-
371
International
80
-
-
80
241
-
-
241
Mutual funds
76
-
-
76
213
181
-
394
Debt securities
Government
-
-
-
-
889
-
-
889
Corporate
-
2
-
2
-
-
-
-
Mutual funds
-
-
-
-
363
-
-
363
Cash and cash equivalents
-
-
-
-
71
-
-
71
Time deposits
-
-
-
-
6
-
-
6
Derivatives
-
-
-
-
(17)
-
-
(17)
Real estate
-
-
-
-
-
-
124
124
Total in fair value hierarchy $
230
2
20
252
2,137
181
124
2,442
Investments measured at

net asset value*
Equity securities
Common/collective trusts $ - - -
364
- - -
153
Debt securities
Common/collective trusts - - -
548
- - -
641
Cash and cash equivalents - - -
5
- - -
-
Real estate - - -
80
- - -
109
Total** $
230
2
20
1,249
2,137
181
124
3,345

*In accordance

with FASB

ASC Topic 715,

“Compensation

—Retirement Benefits,” certain

investments that are

to be measured

at

fair value

using the net asset value

per share (or its equivalent)

practical expedient have

not been classified in the fair value

hierarchy.

The fair value

amounts presented

in this table are intended

to permit reconciliation

of the fair value hierarchy

to the amounts presented

in the Change in

Fair Value

of Plan Assets.
**Excludes the participating

interest in the insurance

annuity contract with a net asset of $
84

million and net receivables

related to security

transactions of $
16

million.

Level 3 activity was not material for all periods.

Our funding policy for U.S. plans is to contribute at

least the minimum required by the Employee

Retirement
Income Security Act of 1974 and the Internal Revenue

Code of 1986, as amended.

Contributions to foreign
plans are dependent upon local laws and tax regulations.

In 2020, we expect to contribute approximately $
350
million to our domestic qualified and nonqualified pension

and postretirement benefit plans and $
90

million to
our international qualified and nonqualified pension

and postretirement benefit plans.

The following benefit payments, which are exclusive

of amounts to be paid from the insurance annuity

contract
and which reflect expected future service, as appropriate,

are expected to be paid:
Millions of Dollars
Pension Other
Benefits Benefits
U.S. Int’l.
2020 $
447
150
32
2021
270
156
29
2022
250
158
27
2023
217
163
24
2024
220
170
22
2025–2029
822
927
64

Severance Accrual
The following table summarizes our severance accrual

activity for the year ended December 31, 2019:

Millions of Dollars
Balance at December 31, 2018 $
48
Accruals
(1)
Benefit payments
(24)
Balance at December 31, 2019 $
23

Of the remaining balance at December

31, 2019, $
5

million is classified as short-term.

Defined Contribution Plans
Most U.S. employees are eligible to participate in

the ConocoPhillips Savings Plan (CPSP).

Employees can
deposit up to
75

percent of their eligible pay, subject to statutory limits, in the CPSP to a choice of approximately
17

investment options.

Employees who participate in the CPSP and contribute
1

percent of
their eligible pay receive a
6

percent company cash match

with a potential company discretionary cash
contribution of up to
6

percent.

Effective January 1, 2019, new employees, rehires, and employees that elected
to opt out of Title II are eligible to receive a CRC of
6

percent of eligible pay into their CPSP.

After
three years

of service with the company, the employee is
100

percent vested in any CRC.

Company
contributions charged to expense for the CPSP and predecessor plans were $
82

million in 2019, $
82

million in
2018, and $
77

million in 2017.

We

have several defined contribution plans

for our international employees, each with

its own terms and
eligibility depending on location.

Total compensation expense recognized for these international plans was approximately $
30

million in 2019, $
31

million in 2018, and $
35

million in 2017.

Share-Based Compensation Plans
The 2014 Omnibus Stock and Performance Incentive

Plan of ConocoPhillips (the Plan) was approved

by
shareholders in May 2014.

Over its
10
-year life, the Plan allows the issuance of up to
79

million shares of our
common stock for compensation to our employees

and directors; however, as of the effective date of the Plan,
(i) any shares of common stock available for future

awards under the prior plans and (ii) any shares

of common
stock represented by awards granted under the prior

plans that are forfeited, expire or are cancelled

without
delivery of shares of common stock or which result

in the forfeiture of shares of common

stock back to the
company shall be available for awards under the Plan,

and no new awards shall be granted under

the prior
plans.

Of the 79 million shares available for issuance

under the Plan, no more than
40

million shares of
common stock are available for incentive stock options.

The Human Resources and Compensation Committee

of our Board of Directors is authorized to determine

the types, terms, conditions and limitations

of awards
granted.

Awards may be granted in the form of, but not limited to, stock options, restricted stock units and
performance share units to employees and non-employee

directors who contribute to the company’s continued
success and profitability.

Total share-based compensation expense is measured using the grant date fair value for our equity-classified
awards and the settlement date fair value for our liability-classified awards.

We recognize share-based
compensation expense over the shorter of the service

period (i.e., the stated period of time required

to earn the
award); or the period beginning at the start of the service

period and ending when an employee first becomes
eligible for retirement, but not less than six months,

as this is the minimum period of time required

for an
award to not be subject to forfeiture.

Our share-based compensation programs generally

provide accelerated
vesting (i.e., a waiver of the remaining period of service

required to earn an award) for awards held by
employees at the time of their retirement.

Some of our share-based awards vest ratably (i.e., portions

of the
award vest at different times) while some of our awards cliff vest (i.e., all of the award vests at the same time).

We

recognize expense on a straight-line basis over the

service period for the entire award, whether

the award
was granted with ratable or cliff vesting.

Compensation Expense
—Total share-based compensation expense recognized in income (loss) and the
associated tax benefit for the years ended December

31 were as follows:
Millions of Dollars
2019 2018 2017
Compensation cost $
274
265
227
Tax benefit
71
64
76

Stock Options —
Stock options granted under the provisions of the Plan and prior plans permit purchase of our common stock at exercise prices equivalent to the average fair market value of ConocoPhillips common stock on the date the options were granted. The options have terms of 10 years and generally vest ratably, with one-
third of the options awarded vesting and becoming exercisable on each anniversary date following the date of grant. Options awarded to certain employees already eligible for retirement vest within six months of the grant date, but those options do not become exercisable until the end of the normal vesting period. Beginning in
2018, stock option grants were discontinued and replaced with three-year, time-vested restricted stock units which generally will be cash-settled.

The fair market values of the options granted in 2017 were

measured on the date of grant using the
Black-Scholes-Merton option-pricing model.

The weighted-average assumptions used were

as follows:
2017
Assumptions used
Risk-free interest rate
2.24
%
Dividend yield
4.00
%
Volatility

factor
28.12
%
Expected life (years)
6.39

There were no ranges in the assumptions used to

determine the fair market values of our options

granted in
2017.

We

believe our historical volatility

for periods prior to the 2012 separation of our Downstream

businesses is no
longer relevant in estimating expected volatility.

For 2017,

expected volatility was based on the weighted-
average blend of the company’s historical stock price volatility from May 1, 2012 (the date of separation of our

Downstream businesses) through the stock option

grant date and the average historical stock

price volatility of
a group of peer companies for the expected term of

the options.

The following summarizes our stock option activity

for the year ended December 31, 2019:
Millions of Dollars
Weighted-Average Aggregate
Options Exercise Price Intrinsic Value
Outstanding at December 31, 2018
19,379,677
$
52.88
$
214
Exercised
(1,339,480)
36.28
39
Forfeited
-
Expired or cancelled
-
Outstanding at December 31, 2019
18,040,197
$
54.11
$
206
Vested at

December 31, 2019
17,922,026
$
54.14
$
205
Exercisable at December 31, 2019
17,172,815
$
54.33
$
194

The weighted-average remaining contractual term

of outstanding options, vested options and exercisable
options at December 31, 2019, was
4.43

years,
4.41

years and
4.29

years, respectively.

The weighted-average
grant date fair value of stock option awards granted

during 2017 was $
9.18
.

The aggregate intrinsic value of
options exercised was $
94

million in 2018 and $
4

million in 2017.

During 2019, we received $
49

million in cash and realized

a tax benefit of $
13

million from the exercise of
options.

At December 31, 2019, the remaining unrecognized

compensation expense from unvested options
was
zero
.

Stock Unit Program—
Generally, restricted stock units are granted annually under the provisions of the Plan and vest in an aggregate installment on the third anniversary of the grant date. In addition, restricted stock units granted under the Plan for a variable long-term incentive program vest ratably in three equal annual installments beginning on the first anniversary of the grant date. Restricted stock units are also granted ad hoc to attract or retain key personnel, and the terms and conditions under which these restricted stock units vest vary by award
.

Stock-Settled
Upon vesting, these restricted stock units are settled by issuing one share of ConocoPhillips common stock per unit. Units awarded to retirement eligible employees vest six months from the grant date; however, those units are not issued as common stock until the earlier of separation from the company or the end of the regularly scheduled vesting period. Until issued as stock, most recipients of the restricted stock units receive a quarterly cash payment of a dividend equivalent that is charged to retained earnings. The grant date fair market value of these restricted stock units is deemed equal to the average ConocoPhillips stock price on the grant date. The grant date fair market value of units that do not receive a dividend equivalent while unvested is deemed equal to the average ConocoPhillips stock price on the grant date, less the net present value of the dividends that will not be received
.

The following summarizes our stock-settled stock

unit activity for the year ended December 31,

2019:
Weighted-Average Millions of Dollars
Stock Units Grant Date Fair Value Total Fair Value
Outstanding at December 31, 2018
7,546,973
$
43.41
Granted
2,045,503
67.77
Forfeited
(99,748)
62.93
Issued
(3,269,682)
34.32
$
225
Outstanding at December 31, 2019
6,223,046
$
55.99
Not Vested at December 31, 2019
4,185,141
56.17

At December 31, 2019,

the remaining unrecognized compensation cost

from the unvested stock-settled units
was $
93

million, which will be recognized over

a weighted-average period of
1.71

years, the longest period
being
2.73

years.

The weighted-average grant date fair value of stock

unit awards granted during 2018 and
2017 was $
52.45

and $
48.77
, respectively.

The total fair value of stock units issued during

2018 and 2017 was
$
154

million and $
159

million, respectively.

Cash-Settled
Beginning in 2018, cash-settled executive restricted stock units replaced the stock option program. These restricted stock units, subject to elections to defer, will be settled in cash equal to the fair market value of a share of ConocoPhillips common stock per unit on the settlement date and are classified as liabilities on the balance sheet. Units awarded to retirement eligible employees vest six months from the grant date; however, those units are not settled until the earlier of separation from the company or the end of the regularly scheduled vesting period. Compensation expense is initially measured using the average fair market value of
ConocoPhillips common stock and is subsequently adjusted, based on changes in the ConocoPhillips stock price through the end of each subsequent reporting period, through the settlement date. Recipients receive an accrued reinvested dividend equivalent that is charged to compensation expense. The accrued reinvested dividend is paid at the time of settlement, subject to the terms and conditions of the award.

The following summarizes our cash-settled stock unit activity for the year ended December 31, 2019:
Weighted-Average Millions of Dollars
Stock Units Grant Date Fair Value Total Fair Value
Outstanding at December 31, 2018
376,608
$
62.21
Granted
319,552
68.20
Forfeited
(6,914)
61.35
Issued
(92,255)
61.61
$
6
Outstanding at December 31, 2019
596,991
$
64.54
Not Vested at December 31, 2019
153,457
64.54

At December 31, 2019,

the remaining unrecognized compensation cost

from the unvested cash-settled units
was $
5

million, which will be recognized over

a weighted-average period of
1.70

years, the longest period
being
2.12

years.

The weighted-average grant date fair value of stock

unit awards granted during 2018 was
$
53.68
.

The total fair value of stock units issued during

2018 was $
1

million.

Performance Share Program
—Under the Plan, we also annually grant restricted

performance share units
(PSUs) to senior management.

These PSUs are authorized three years prior

to their effective grant date (the
performance period).

Compensation expense is initially measured using

the average fair market value of
ConocoPhillips common stock and is subsequently

adjusted, based on changes in the ConocoPhillips

stock
price through the end of each subsequent reporting period,

through the grant date for stock-settled awards and
the settlement date for cash-settled awards.

Stock-Settled
For performance periods beginning before 2009, PSUs do not vest until the employee becomes eligible for retirement by reaching age 55 with five years of service, and restrictions do not lapse until the employee separates from the company. With respect to awards for performance periods beginning in 2009 through 2012,
PSUs do not vest until the earlier of the date the employee becomes eligible for retirement by reaching age 55 with five years of service or five years after the grant date of the award, and restrictions do not lapse until the earlier of the employee’s separation from the company or five years after the grant date (although recipients can elect to defer the lapsing of restrictions until separation). We recognize compensation expense for these awards beginning on the grant date and ending on the date the PSUs are scheduled to vest. Since these awards are authorized three years prior to the grant date, for employees eligible for retirement by or shortly after the grant date, we recognize compensation expense over the period beginning on the date of authorization and ending on the date of grant. Until issued as stock, recipients of the PSUs receive a quarterly cash payment of a dividend equivalent that is charged to retained earnings. Beginning in 2013, PSUs authorized for future grants will vest, absent employee election to defer, upon settlement following the conclusion of the three-year performance period. We recognize compensation expense over the period beginning on the date of authorization and ending on the conclusion of the performance period. PSUs are settled by issuing one share of ConocoPhillips common stock per unit.

The following summarizes our stock-settled Performance Share

Program activity for the year ended
December 31, 2019:
Weighted-Average Millions of Dollars
Stock Units Grant Date Fair Value Total Fair Value
Outstanding at December 31, 2018
2,335,542
$
50.45
Granted
77,841
68.90
Forfeited
-
Issued
(388,559)
53.66
$
25
Outstanding at December 31, 2019
2,024,824
$
50.55
Not Vested at December 31, 2019
15,616
$
47.80

At December 31, 2019,

the remaining unrecognized compensation cost

from unvested stock-settled
performance share awards was
zero
.

The weighted-average grant date fair value of stock-settled

PSUs granted
during 2018 and 2017 was $
53.28

and $
49.76
, respectively.

The total fair value of stock-settled PSUs issued
during 2018 and 2017 was $
29

million and $
57

million, respectively.

Cash-Settled
In connection with and immediately following the

separation of our Downstream businesses in

2012, grants of
new PSUs, subject to a shortened performance period,

were authorized.

Once granted, these PSUs vest, absent
employee election to defer, on the earlier of five years after the grant date of the award or the date the
employee becomes eligible for retirement.

For employees eligible for retirement

by or shortly after the grant
date, we recognize compensation expense over the

period beginning on the date of authorization and

ending on
the date of grant.

Otherwise, we recognize compensation expense

beginning on the grant date and ending

on
the date the PSUs are scheduled to vest.

These PSUs are settled in cash equal to

the fair market value of a
share of ConocoPhillips common stock per unit

on the settlement date and thus are classified

as liabilities on
the balance sheet.

Until settlement occurs, recipients of the PSUs receive

a quarterly cash payment of a

dividend equivalent that is charged to compensation expense.

Beginning in 2013, PSUs authorized for future grants

will vest upon settlement following the conclusion

of the
three-year performance period.

We recognize compensation expense over the period beginning on the date of authorization and ending at the conclusion of the performance period.

These PSUs will be settled in cash equal
to the fair market value of a share of ConocoPhillips

common stock per unit on the settlement date

and are
classified as liabilities on the balance sheet.

For performance periods beginning before

2018, during the
performance period, recipients of the PSUs do not

receive a quarterly cash payment of a

dividend equivalent,
but after the performance period ends, until settlement

in cash occurs, recipients of the PSUs receive a
quarterly cash payment of a dividend equivalent that

is charged to compensation expense.

For the performance
period beginning in 2018, recipients of the PSUs receive

an accrued reinvested dividend equivalent

that is
charged to compensation expense.

The accrued reinvested dividend is paid at the

time of settlement, subject to
the terms and conditions of the award.

The following summarizes our cash-settled Performance

Share Program activity for the year ended
December 31, 2019:
Weighted-Average Millions of Dollars
Stock Units Grant Date Fair Value Total Fair Value
Outstanding at December 31, 2018
1,131,007
$
62.21
Granted
1,958,043
68.90
Forfeited
-
Settled
(2,479,776)
69.10
$
171
Outstanding at December 31, 2019
609,274
$
64.54
Not Vested at December 31, 2019
38,487
$
64.54

At December 31, 2019,

the remaining unrecognized compensation cost

from unvested cash-settled
performance share awards was
zero
.

The weighted-average grant date fair value of cash-settled

PSUs granted
during 2018 and 2017 was $
53.28

and $
49.76
, respectively.

The total fair value of cash-settled performance
share awards settled during 2018 and 2017 was $
22

million and $
24

million, respectively.

From inception of the Performance Share Program through

2013, approved PSU awards were granted after the
conclusion of performance periods.

Beginning in February 2014, initial target PSU awards are issued near the beginning of new performance periods. These initial target PSU awards will terminate at the end of the performance periods and will be settled after the performance periods have ended. Also in 2014, initial target
PSU awards were issued for open performance periods that began in prior years. For the open performance period beginning in 2012, the initial target PSU awards terminated at the end of the three-year performance period and were replaced with approved PSU awards. For the open performance period beginning in 2013, the initial target PSU awards terminated at the end of the three-year performance period and were settled after the performance period ended.

There is no effect on recognition of compensation

expense.

Other
—In addition to the above active programs, we

have outstanding shares of restricted stock

and restricted
stock units that were either issued as part of our non-employee director compensation program for current and
former members of the company’s Board of Directors or as part of an executive compensation program that
has been discontinued.

Generally, the recipients of the restricted shares or units receive a quarterly dividend

or
dividend equivalent.

The following summarizes the aggregate activity

of these restricted shares and units for the

year ended
December 31, 2019:
Weighted-Average Millions of Dollars
Stock Units Grant Date Fair Value Total Fair Value
Outstanding at December 31, 2018
1,107,315
$
46.57
Granted
64,063
63.58
Cancelled
(2,307)
23.73
Issued
(177,163)
49.23
$
11
Outstanding at December 31, 2019
991,908
$
47.24

At December 31, 2019, all outstanding restricted stock

and restricted stock units were fully vested and

there
was
no

remaining compensation cost to be recorded.

The weighted-average grant date fair value of

awards
granted during 2018 and 2017 was $
62.01

and $
48.87
, respectively.

The total fair value of awards issued
during 2018 and 2017 was $
17

million and $
4

million, respectively.

Note 19—Income Taxes
Income taxes charged to net income (loss) were:
Millions of Dollars
2019 2018 2017
Income Taxes
Federal
Current $
18
4
79
Deferred
(113)
545
(3,046)
Foreign
Current
2,545
3,273
1,729
Deferred
(323)
(166)
(510)
State and local
Current
148
108
51
Deferred
(8)
(96)
(125)
$
2,267
3,668
(1,822)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of
assets and liabilities for financial reporting purposes

and the amounts used for tax purposes.

Major components
of deferred tax liabilities and assets at December

31 were:
Millions of Dollars
2019 2018
Deferred Tax Liabilities
PP&E and intangibles $
8,660
8,004
Inventory
35
60
Deferred state income tax
-
61
Other
234
156
Total deferred tax liabilities
8,929
8,281
Deferred Tax Assets
Benefit plan accruals
542
641
Asset retirement obligations and accrued environmental

costs
2,339
2,891
Investments in joint ventures
1,722
104
Other financial accruals and deferrals
777
330
Loss and credit carryforwards
8,968
2,378
Other
345
398
Total deferred tax assets
14,693
6,742
Less: valuation allowance
(10,214)
(3,040)
Net deferred tax assets
4,479
3,702
Net deferred tax liabilities $
4,450
4,579

At December 31, 2019, noncurrent assets and liabilities

included deferred taxes of $
184

million and
$
4,634

million, respectively.

At December 31, 2018, noncurrent assets and liabilities

included deferred taxes
of $
442

million and $
5,021

million, respectively.

At December 31, 2019, the components of our loss and

credit carryforwards before and after consideration

of
the applicable valuation allowances were:
Millions of Dollars
Net Deferred Expiration of
Gross Deferred Tax Asset After Net Deferred
Tax Asset
Valuation

Allowance
Tax Asset
U.S. foreign tax credits $
7,696
14
2028
U.S. general business credits
250
250
2036-2038
U.S. capital loss
202
32
2024
State net operating losses and tax credits
370
50
Various
Foreign net operating losses and tax credits
450
413
Post 2025
$
8,968
759

Valuation

allowances have been established to reduce

deferred tax assets to an amount that will, more

likely
than not, be realized.

During 2019, valuation allowances increased a

total of $
7,174

million.

The increase
primarily relates to deferred tax assets recognized during

2019 as a result of the finalization of rules related to
the U.S. Tax Cuts and Jobs Act (Tax Legislation including ongoing issuance of tax regulations related to such legislation), as further discussed below.

Based on our historical taxable income,

expectations for the future,
and available tax-planning strategies, management

expects deferred tax assets, net of valuation allowance,

will
primarily be realized as offsets to reversing deferred tax liabilities.

On December 2, 2019, the Internal Revenue Service finalized

foreign tax credit regulations related to the 2017
Tax Cuts

and Jobs Act.

Due to the finalization of these regulations,

in the fourth quarter of 2019 we
recognized $
151

million of net deferred tax assets.

Correspondingly, we recorded $
6,642

million of existing
foreign tax credit carryovers where recognition

was previously considered to be remote.

Present legislation
still makes their realization unlikely and therefore these

credits have been offset with a full valuation
allowance.

At December 31, 2019, unremitted income considered

to be permanently reinvested in certain

foreign
subsidiaries and foreign corporate joint ventures

totaled approximately $
4,196

million.

Deferred income taxes
have not been provided on this amount, as we

do not plan to initiate any action that would

require the payment
of income taxes.

The estimated amount of additional tax, primarily local

withholding tax, that would be
payable on this income if distributed is approximately

$
210

million.

The following table shows a reconciliation of the beginning

and ending unrecognized tax benefits for 2019,
2018 and 2017:
Millions of Dollars
2019 2018 2017
Balance at January 1 $
1,081
882
381
Additions based on tax positions related to the current

year
9
268
612
Additions for tax positions of prior years
120
43
109
Reductions for tax positions of prior years
(22)
(73)
(129)
Settlements
(9)
(35)
(5)
Lapse of statute
(2)
(4)
(86)
Balance at December 31 $
1,177
1,081
882

Included in the balance of unrecognized tax benefits

for 2019, 2018 and 2017 were $
1,100

million,
$
1,081

million and $
882

million, respectively, which, if recognized, would impact our effective tax rate.

The
balance of the unrecognized tax benefits increased in 2019

mainly due to the treatment of our PDVSA
settlement. The balance of the unrecognized tax benefits

increased in 2018 mainly due to the treatment

of
distributions from certain foreign subsidiaries.

The balance of unrecognized tax benefits increased

in 2017
mainly due to the recognition of a U.S. worthless securities deduction that we do not believe will generate a
cash tax benefit.

See Note 13—Contingencies and Commitments,

for more information on the PDVSA
settlement.

At December 31, 2019, 2018 and 2017, accrued liabilities

for interest and penalties totaled $
42

million,
$
45

million and $
54

million, respectively, net of accrued income taxes.

Interest and penalties resulted in a
benefit to earnings of $
3

million in 2019, a benefit to earnings

of $
4

million in 2018, and
no

impact to earnings
in 2017.

We

file tax returns in the U.S. federal jurisdiction and

in many foreign and state jurisdictions.

Audits in major
jurisdictions are generally complete as follows: U.K.

(2015), Canada (2014), U.S.

(2014) and Norway (2018).

Issues in dispute for audited years and audits for

subsequent years are ongoing and in various stages

of
completion in the many jurisdictions in which we

operate around the world.

Consequently, the balance in
unrecognized tax benefits can be expected to fluctuate

from period to period.

It is reasonably possible such
changes could be significant when compared with

our total unrecognized tax benefits, but the amount

of
change is not estimable.

The amounts of U.S. and foreign income (loss)

before income taxes, with a reconciliation

of tax at the federal
statutory rate with the provision for income taxes,

were:
Millions of Dollars Percent of Pre-Tax Income (Loss)
2019 2018 2017 2019 2018 2017
Income (loss) before income taxes
United States $
4,704
2,867
(5,250)
49.4
%
28.7
200.8
Foreign
4,820
7,106
2,635
50.6
71.3
(100.8)
$
9,524
9,973
(2,615)
100.0
%
100.0
100.0
Federal statutory income tax $
2,000
2,095
(915)
21.0
%
21.0
35.0
Non-U.S. effective tax rates
1,399
1,766
625
14.7
17.7
(23.9)
Tax Legislation
-
(10)
(852)
-
(0.1)
32.6
Canada disposition
-
-
(1,277)
-
-
48.8
U.K. disposition
(732)
(150)
-
(7.7)
(1.5)
-
Recovery of outside basis
(77)
(21)
(962)
(0.8)
(0.2)
36.8
Adjustment to tax reserves
9
(4)
881
0.1
-
(33.7)
Adjustment to valuation allowance
(225)
(26)
-
(2.4)
(0.3)
-
APLNG impairment
-
-
834
-
-
(31.9)
State income tax
123
135
(84)
1.3
1.4
3.2
Malaysia Deepwater Incentive
(164)
-
-
(1.7)
-
-
Enhanced oil recovery credit
(27)
(99)
(68)
(0.3)
(1.0)
2.6
Other
(39)
(18)
(4)
(0.4)
(0.2)
0.2
$
2,267
3,668
(1,822)
23.8
%
36.8
69.7

Our effective tax rate for 2019 was favorably impacted by

the sale of two of our U.K. subsidiaries. The
disposition generated a before-tax gain of more than $
1.7

billion with an associated tax benefit of $
335
million. The disposition generated a U.S. capital loss

of approximately $
2.1

billion which has generated a U.S.
tax benefit of approximately $
285

million. The remaining U.S. capital loss has

been recorded as a deferred tax
asset fully offset with a valuation allowance.

See Note 5—Asset Acquisitions and Dispositions, for additional information on the disposition.

During the third quarter of 2019, we received final

partner approval in Malaysia Block G to claim

certain
deepwater tax credits. As a result, we recorded an income

tax benefit of $
164

million.

The decrease in the effective tax rate for 2018 was primarily due to the impact of the Clair Field disposition

in
the U.K. and our overall income position, partially

offset by our mix of income among taxing jurisdictions.

Our effective tax rate for 2018 was favorably impacted by

the sale of a U.K. subsidiary to BP.

The subsidiary
held 16.5 percent of our 24 percent interest in the

BP-operated Clair Field in the U.K.

The disposition
generated a before-tax gain of $
715

million with no associated tax cost.

See Note 5—Asset Acquisitions and
Dispositions, for additional information on the disposition.

Tax Legislation was enacted in the U.S.

on December 22, 2017, reducing the U.S.

federal corporate income tax
rate to 21 percent from 35 percent, requiring companies

to pay a one-time transition tax on earnings

of certain
foreign subsidiaries that were previously tax deferred

and creating new taxes on certain foreign-sourced
earnings.

SAB 118 measurement period

We

applied the guidance in Staff Accounting Bulletin No.

118 when accounting for the enactment-date effects
of Tax Legislation in 2017 and throughout 2018.

At December 31, 2017, we had not completed our
accounting for all the enactment-date income tax effects

of Tax Legislation under ASC 740, Income Taxes, for
the remeasurement of deferred tax assets and liabilities

and the one-time transition tax.

As of December 31,
2018, we had

completed our accounting for all the enactment-date

income tax effects of Tax Legislation.

As
further discussed below, during 2018, we recognized adjustments of $
10

million to the provisional amounts
recorded at December 31, 2017, and included these adjustments as a component

of income tax provision.

Provisional Amounts—Foreign tax effects

The one-time transition tax is based on our total post-1986

earnings, the tax on which we previously deferred
from U.S. income taxes under U.S. law.

We estimated at December 31, 2017, that we would not incur a one-
time transition tax.

Upon further analyses of Tax Legislation and Notices and regulations issued and proposed
by the U.S. Department of the Treasury and the Internal Revenue Service,

we finalized our calculations of the
transition tax liability during 2018.

Based upon this analysis, we did not incur

a one-time transition tax.

As a result of the Tax Legislation, we removed the indefinite reinvestment assertion on one of our foreign
subsidiaries and recorded a tax expense of $
56

million in the fourth quarter of 2017.

Deferred tax assets and liabilities

As of December 31, 2017, we remeasured certain deferred

tax assets and liabilities based on the rates at which
they were expected to reverse in the future (which was

generally 21 percent), by recording a provisional
amount of $
908

million.

Upon further analysis of certain aspects

of Tax Legislation and refinement of our
calculations during the 12 months ended December

31, 2018, we adjusted our provisional

amount by $
10
million, which is included as a component of income tax

expense.

Global intangible low-taxed income (GILTI)

We

have elected to account for GILTI in the year the tax is incurred.

For 2019 and 2018,

the current-year U.S.
income tax impact related to GILTI activities is immaterial.

Our effective tax rate in 2017 was favorably impacted by a

tax benefit of $
1,277

million related to the Canada
disposition.

This tax benefit was primarily associated with

a deferred tax recovery related to the Canadian
capital gains exclusion component of the 2017 Canada

disposition and the recognition of previously
unrealizable Canadian capital asset tax basis.

The Canada disposition, along with the

associated restructuring
of our Canadian operations, may generate an additional

tax benefit of $
822

million.

However, since we
believe it is not likely we will receive a corresponding

cash tax savings, this $
822

million benefit has been
offset by a full tax reserve.

See Note 5—Asset Acquisitions and Dispositions

for additional information on our
Canada disposition.

The impairment of our APLNG investment in the second quarter of 2017 did not generate a tax benefit.

See
the “APLNG” section of Note 6—Investments, Loans and

Long-Term Receivables, for information on the
impairment of our APLNG investment.

Certain operating losses in jurisdictions outside of

the U.S.

only yield a tax benefit in the U.S.

as a worthless
security deduction.

For 2019, 2018 and 2017, before consideration

of unrecorded tax benefits discussed above,
the amount of the tax benefit was $
9

million, $
36

million and $
962

million, respectively.

Note 20—Accumulated Other Comprehensive Loss
Accumulated other comprehensive loss in the equity

section of the balance sheet included:
Millions of Dollars
Defined
Benefit Plans
Net
Unrealized
Loss on
Securities
Foreign
Currency
Translation
Accumulated
Other
Comprehensive
Loss
December 31, 2016 $
(547)
-
(5,646)
(6,193)
Other comprehensive income (loss)
147
(58)
586
675
December 31, 2017
(400)
(58)
(5,060)
(5,518)
Other comprehensive income (loss)
39
-
(642)
(603)
Cumulative effect of adopting ASU No. 2016-01* -
58
-
58
December 31, 2018
(361)
-
(5,702)
(6,063)
Other comprehensive income
51
-
695
746
Cumulative effect of adopting ASU No. 2018-02**
(40)
- -
(40)
December 31, 2019 $
(350)
-
(5,007)
(5,357)

*We

adopted ASU No. 2016-01,

"Recognition and Measurement

of Financial Assets and Liabilities," beginning

January 1, 2018.

**See Note 2
—
Changes in Accounting Principles

for additional information.
During 2019, we recognized $
483

million of foreign currency translation adjustments

related to the completion
of our sale of two ConocoPhillips U.K. subsidiaries.

For additional information related

to this disposition, see
Note 5—Asset Acquisitions and Dispositions.
There were no items within accumulated other comprehensive

loss related to noncontrolling interests.
The following table summarizes reclassifications out

of accumulated other comprehensive loss during the

years
ended December 31:
Millions of Dollars
2019 2018
Defined Benefit Plans $
88
189
Above amounts are

included in the computation

of net periodic benefit cost and

are presented

net of tax expense of:
$
23
50
See Note 18—Employee Benefit

Plans, for additional information.

Note 21—Cash Flow Information
Millions of Dollars
2019 2018 2017
Noncash Investing Activities
Increase (decrease) in PP&E related to an increase (decrease)

in asset
retirement obligations $
205
395
(37)
Increase (decrease) in assets and liabilities acquired in

a nonmonetary
exchange*
Accounts receivable
-
(44)
-
Inventories
-
42
-
Investments and long-term receivables
-
15
-
PP&E
-
1,907
-
Other long-term assets
-
(9)
-
Accounts payable
-
7
-
Accrued income and other taxes
-
40
-
Cash Payments
Interest $
810
772
1,163
Income taxes
2,905
2,976
1,168
Net Sales (Purchases) of Investments
Short-term investments purchased $
(4,902)
(1,953)
(6,617)
Short-term investments sold
2,138
3,573
4,827
Investments and long-term receivables purchased
(146)
-
-
$
(2,910)
1,620
(1,790)
*See Note 5—Asset Acquisitions and

Dispositions.

The following items are included in the “Cash Flows from

Operating Activities” section of our consolidated
cash flows.

We

collected $
330

million and $
430

million in 2019 and 2018, respectively, from PDVSA under

a settlement
agreement related to an award issued by the ICC

Tribunal in 2018.

We collected $
262

million and $
75

million
from Ecuador in 2018 and 2017, respectively,

as installment payments related to an agreement

reached with
Ecuador in 2017.

For more information on these settlements,

see Note 13—Contingencies and Commitments.

In 2019, we made a $
324

million contribution to our U.K.

pension plan.

We

made discretionary payments to
our domestic qualified pension plan of $
120

million and $
600

million in 2018 and 2017, respectively.

In 2017, we recognized a $
180

million adverse cash impact from the settlement

of cross-currency swap
transactions.

Note 22—Other Financial Information
Millions of Dollars
2019 2018 2017
Interest and Debt Expense
Incurred
Debt $
799
838
1,114
Other
36
67
103
835
905
1,217
Capitalized
(57)
(170)
(119)
Expensed $
778
735
1,098
Other Income
Interest income $
166
97
112
Unrealized gains (losses) on Cenovus Energy common shares*
649
(437)
-
Other, net
543
513
417
$
1,358
173
529
*See Note 7—Investment

in Cenovus Energy,

for additional information.
Research and Development Expenditures —expensed $
82
78
100
Shipping and Handling Costs $
1,008
1,075
1,050
Foreign Currency Transaction (Gains) Losses —after-tax
Alaska $
-
-
-
Lower 48
-
-
-
Canada
5
(11)
3
Europe, Middle East and North Africa
-
(26)
7
Asia Pacific
31
3
23
Other International
1
-
1
Corporate and Other
21
21
(3)
$
58
(13)
31

Millions of Dollars
2019 2018
Properties, Plants and Equipment
Proved properties $
88,284
*
100,657
Unproved properties
3,980
*
4,662
Other
5,482
5,278
Gross properties, plants and equipment
97,746
110,597
Less: Accumulated depreciation, depletion and amortization (55,477) * (64,899)
Net properties, plants and equipment $
42,269
45,698
*Excludes assets classified

as held for sale at December

31, 2019.

See Note 5
—
Asset Acquisitions and Dispositions,

for additional information.

Note 23—Related Party Transactions
Our related parties primarily include equity method

investments and certain trusts for the benefit of

employees.
Significant transactions with our equity affiliates were:

Millions of Dollars
2019 2018 2017
Operating revenues and other income $
89
98
107
Purchases
38
98
99
Operating expenses and selling, general and administrative

expenses
65
60
59
Net interest (income) expense*
(13)
(14)
(13)
*We

paid interest to, or received

interest from, various

affiliates.

See Note 6—Investments,

Loans and Long-Term

Receivables, for additional

information on loans to

affiliated companies.

The table above includes transactions with the FCCL

Partnership through the date of the sale.

See Note 6—
Investments, Loans and Long-Term Receivables, for additional information.

Note 24—Sales and Other Operating Revenues

Revenue from Contracts with Customers

The following table provides further disaggregation

of our consolidated sales and other operating revenues:

Millions of Dollars
2019 2018 2017
Revenue from contracts with customers $
26,106
28,098
20,525
Revenue from contracts outside the scope of ASC

Topic 606
Physical contracts meeting the definition of a derivative
6,558
8,218
8,669
Financial derivative contracts
(97)
101
(88)
Consolidated sales and other operating revenues $
32,567
36,417
29,106

Revenues from contracts outside the scope of ASC

Topic 606 relate primarily to physical gas contracts at
market prices which qualify as derivatives accounted

for under ASC Topic 815, “Derivatives and Hedging,”
and for which we have not elected NPNS.

There is no significant difference in contractual terms

or the policy
for recognition of revenue from these contracts

and those within the scope of ASC Topic 606.

The following
disaggregation of revenues is provided in conjunction

with Note 25—Segment Disclosures and Related
Information:

Millions of Dollars
2019 2018 2017
Revenue from Outside the Scope of ASC Topic 606
by Segment
Lower 48 $
4,989
6,358
6,302
Canada
691
629
864
Europe, Middle East and North Africa
878
1,231
1,503
Physical contracts meeting the definition of a derivative $
6,558
8,218
8,669

Millions of Dollars
2019 2018 2017
Revenue from Outside the Scope of ASC Topic 606
by Product
Crude oil $
804
1,112
588
Natural gas
5,313
6,734
7,811
Other
441
372
270
Physical contracts meeting the definition of a derivative $
6,558
8,218
8,669

Practical Expedients

Typically,

our commodity sales contracts are less than 12 months

in duration; however, in certain specific
cases may extend longer, which may be out to the end of field life.

We have long-term commodity sales
contracts which use prevailing market prices at the time of delivery, and under these contracts, the market-
based variable consideration for each performance obligation (i.e., delivery of commodity) is allocated to each wholly unsatisfied performance obligation within the contract.

Accordingly, we have
applied

the practical
expedient allowed in ASC Topic 606 and do not disclose the aggregate amount of the transaction price
allocated to performance obligations or when we expect

to recognize revenues that are unsatisfied

(or partially
unsatisfied) as of the end of the reporting period.

Receivables and Contract Liabilities

Receivables from Contracts with Customers
At December 31, 2019, the “Accounts and notes receivable”

line on our consolidated balance sheet

included
trade receivables of $
2,372

million compared with $
2,889

million at December 31, 2018, and included both
contracts with customers within the scope of ASC Topic 606 and those that are outside the scope of ASC
Topic 606.

We typically receive payment within 30 days or less (depending on the terms of the invoice) once delivery is made.

Revenues that are outside the scope of

ASC Topic 606 relate primarily to physical gas sales
contracts at market prices for which we do not elect

NPNS and are therefore accounted for as a derivative
under ASC Topic 815.

There is little distinction in the nature of the customer

or credit quality of trade
receivables associated with gas sold under contracts

for which NPNS has not been elected compared

with trade
receivables where NPNS has been elected.

Contract Liabilities from Contracts with Customers
We have entered into contractual arrangements where we license proprietary technology to customers related to the optimization process for operating LNG plants. The agreements typically provide for negotiated payments to be made at stated milestones. The payments are not directly related to our performance under the contract and are recorded as deferred revenue to be recognized as revenue when the customer can utilize and benefit from their right to use the license. Payments are received in installments over the construction period.

Millions of
Dollars
Contract Liabilities
At December 31, 2018 $
206
Contractual payments received
73
Revenue recognized
(199)
At December 31, 2019 $
80

We expect to recognize the contract liabilities as of December 31, 2019, as revenue during 2021 and 2022.

Note 25—Segment Disclosures and Related Information

We

explore for, produce, transport and market crude oil, bitumen,

natural gas, LNG and NGLs on a worldwide
basis.

We manage our operations through
six

operating segments, which are primarily defined

by geographic
region: Alaska; Lower 48; Canada;

Europe, Middle East and North Africa; Asia Pacific

and Other
International.

Corporate and Other represents costs not directly

associated with an operating segment, such as

most interest
expense, premiums on early retirement of debt, corporate

overhead and certain technology activities, including
licensing revenues.

Corporate assets include all cash and cash equivalents

and short-term investments.

We

evaluate performance and allocate resources

based on net income (loss) attributable to ConocoPhillips.

Segment accounting policies are the same as those

in Note 1—Accounting Policies.

Intersegment sales are at
prices that approximate market.

Effective with the third quarter of 2020, we have restructured our segments to align with the changes to our
internal organization.

The Middle East business was realigned

from the Asia Pacific and Middle East

segment
to the Europe and North Africa segment.

The segments have been renamed the

Asia Pacific segment and the
Europe, Middle East and North Africa segment.

We

have revised segment information

disclosures and
segment performance metrics presented within

our results of operations for the current and prior

years.

Analysis of Results by Operating Segment
Millions of Dollars
2019 ** 2018 ** 2017 **
Sales and Other Operating Revenues
Alaska $
5,483
5,740
4,224
Lower 48
15,514
17,029
12,968
Intersegment eliminations
(46)
(40)
(4)
Lower 48
15,468
16,989
12,964
Canada
2,910
3,184
3,178
Intersegment eliminations
(1,141)
(1,160)
(559)
Canada
1,769
2,024
2,619
Europe, Middle East and North Africa
5,101
6,635
5,181
Asia Pacific
4,525
4,861
4,014
Other International
-
-
-
Corporate and Other
221
168
104
Consolidated sales and other operating revenues $
32,567
36,417
29,106

Depreciation, Depletion, Amortization and Impairments
Alaska $
805
760
1,026
Lower 48
3,224
2,370
6,693
Canada
232
324
461
Europe, Middle East and North Africa
887
1,041
1,313
Asia Pacific
1,285
1,382
3,819
Other International
-
-
-
Corporate and Other
62
106
134
Consolidated depreciation, depletion, amortization

and impairments
$
6,495
5,983
13,446
The market for our products is large and diverse, therefore,

our sales and other operating revenues are not
dependent upon any single customer.

Millions of Dollars
2019
**
2018
**
2017
**
Equity in Earnings of Affiliates
Alaska $
7
6
7
Lower 48
(159)
1
5
Canada
-
-
197
Europe, Middle East and North Africa
470
744
534
Asia Pacific
461
323
29
Other International
-
-
-
Corporate and Other
-
-
-
Consolidated equity in earnings of affiliates $
779
1,074
772

Income Taxes
Alaska $
472
376
(689)
Lower 48
137
474
(2,453)
Canada
(43)
(96)
(616)
Europe, Middle East and North Africa
1,425
2,259
1,120
Asia Pacific
501
728
396
Other International
8
30
21
Corporate and Other
(233)
(103)
399
Consolidated income taxes $
2,267
3,668
(1,822)

Net Income (Loss) Attributable to ConocoPhillips
Alaska $
1,520
1,814
1,466
Lower 48
436
1,747
(2,371)
Canada
279
63
2,564
Europe, Middle East and North Africa
3,170
2,594
1,116
Asia Pacific
1,483
1,342
(1,661)
Other International
263
364
167
Corporate and Other
38
(1,667)
(2,136)
Consolidated net income (loss) attributable to ConocoPhillips $
7,189
6,257
(855)

Investments in and Advances to Affiliates
Alaska $
83
86
56
Lower 48
35
378
402
Canada
-
-
-
Europe, Middle East and North Africa
1,070
1,311
1,402
Asia Pacific
7,265
7,565
7,730
Other International
-
-
-
Corporate and Other
-
-
-
Consolidated investments in and advances to affiliates $
8,453
9,340
9,590

Millions of Dollars
2019
**
2018
**
2017
**
Total Assets
Alaska $
15,453
14,648
12,108
Lower 48
14,425
14,888
14,632
Canada
6,350
5,748
6,214
Europe, Middle East and North Africa
9,269
11,276
13,346
Asia Pacific
13,568
14,758
15,509
Other International
285
89
97
Corporate and Other
11,164
8,573
11,456
Consolidated total assets $
70,514
69,980
73,362

Capital Expenditures and Investments
Alaska $
1,513
1,298
815
Lower 48
3,394
3,184
2,136
Canada
368
477
202
Europe, Middle East and North Africa
708
877
872
Asia Pacific
584
718
482
Other International
8
6
21
Corporate and Other
61
190
63
Consolidated capital expenditures and investments $
6,636
6,750
4,591

Interest Income and Expense
Interest income
Alaska $
-
-
-
Lower 48
-
-
-
Canada
-
-
-
Europe, Middle East and North Africa
11
12
11
Asia Pacific
6
5
-
Other International
-
-
-
Corporate and Other
149
80
101
Interest and debt expense
Corporate and Other $
778
735
1,098

Sales and Other Operating Revenues by Product
Crude oil $
18,482
19,571
13,260
Natural gas
8,715
10,720
10,773
Natural gas liquids
814
1,114
1,102
Other*
4,556
5,012
3,971
Consolidated sales and other operating revenues

by product
$
32,567
36,417
29,106
*Includes LNG and bitumen.
**Prior periods have been updated

to reflect the Middle East Business

Unit moving from

Asia Pacific to the Europe,

Middle East

and North
Africa segment.

Geographic Information
Millions of Dollars
Sales and Other Operating Revenues
(1)
Long-Lived Assets
(2)
2019 2018 2017 2019 2018 2017
United States
(3)
$
21,159
22,740
17,204
26,566
26,838
23,623
Australia and Timor-Leste
(4)
1,647
1,798
1,448
7,228
9,301
9,657
Canada
1,769
2,024
2,619
5,769
5,333
5,613
China
772
836
712
1,447
1,380
1,275
Indonesia
875
886
757
605
669
758
Libya
1,103
1,142
586
668
679
699
Malaysia
1,230
1,346
1,103
1,871
2,327
2,736
Norway
2,349
2,886
2,348
5,258
5,582
6,154
United Kingdom
1,649
2,606
2,248
2
1,583
3,335
Other foreign countries
14
153
81
1,308
1,346
1,423
Worldwide consolidated $
32,567
36,417
29,106
50,722
55,038
55,273
(1)
Sales and other operating revenues

are attributable to countries based

on the location of the selling operation.
(2)
Defined as net PP&E plus

equity investments and advances

to affiliated companies.
(3)
Long-lived assets do not include $
426

million of net PP&E associated with

assets held for sale as of December

31,
2019.

See Note 5—Acquisitions and

Dispositions, for additional information.
(4)
Long-lived assets do not include $
1,236

million of net PP&E associated

with assets held for sale as

of December
31, 2019.

See Note 5—Acquisitions and

Dispositions, for additional information.

Note 26—New Accounting Standards

In June 2016, the FASB issued ASU No. 2016-13, “Measurement of Credit Losses on Financial

Instruments”
(ASU No. 2016-13), which sets forth the current expected

credit loss model, a new forward-looking
impairment model for certain financial instruments based

on expected losses rather than incurred losses.

The
ASU is effective for interim and annual periods beginning

after December 15, 2019.

Entities are required to
adopt ASU No. 2016-13 using a modified retrospective

approach, subject to certain limited exceptions.

The
impact of adopting this ASU is not expected to be

material to our financial statements.

Oil and Gas Operations (Unaudited)

In accordance with FASB ASC Topic 932, “Extractive Activities—Oil and Gas,” and regulations of the SEC, we are making certain supplemental disclosures about

our oil and gas exploration and production

operations.

These disclosures include information about our

consolidated oil and gas activities and our proportionate

share
of our equity affiliates’ oil and gas activities in our operating segments.

As a result, amounts reported as
equity affiliates in Oil and Gas Operations may differ from

those shown in the individual segment disclosures
reported elsewhere in this report. Our disclosures by geographic area include the U.S., Canada, Europe, Asia
Pacific/Middle East, and Africa. Period end proved

reserves, capitalized costs, wells and acreage

include held-
for-sale assets at December 31, 2019. See Note 5—Asset

Acquisitions and Dispositions, in the Notes to
Consolidated Financial Statements, for additional

information on held-for-sale assets.

As required by current authoritative guidelines,

the estimated future date when an asset will

be permanently
shut down for economic reasons is based on historical

12-month first-of-month average prices and

current
costs.

This estimated date when production will

end affects the amount of estimated reserves.

Therefore, as
prices and cost levels change from year to year, the estimate of proved reserves also changes.

Generally, our
proved reserves decrease as prices decline and increase

as prices rise.

Our proved reserves include estimated quantities related

to PSCs, which are reported under the

“economic
interest” method, as well as variable-royalty regimes, and

are subject to fluctuations in commodity prices,
recoverable operating expenses and capital costs.

If costs remain stable, reserve quantities

attributable to
recovery of costs will change inversely to changes in commodity prices.

For example, if prices increase, then
our applicable reserve quantities would decline.

At December 31, 2019, approximately 6 percent

of our total
proved reserves were under PSCs, located in our

Asia Pacific/Middle East geographic reporting area,

and 6
percent of our total proved reserves were under a

variable-royalty regime, located in our Canada

geographic
reporting area.

Reserves Governance

The recording and reporting of proved reserves are

governed by criteria established by regulations

of the SEC
and FASB.

Proved reserves are those quantities of oil

and gas, which, by analysis of geoscience and
engineering data, can be estimated with reasonable

certainty to be economically producible—from

a given date
forward, from known reservoirs, and under existing economic

conditions, operating methods, and government
regulations—prior to the time at which contracts providing

the right to operate expire, unless evidence
indicates renewal is reasonably certain, regardless

of whether deterministic or probabilistic methods

are used
for the estimation.

The project to extract the hydrocarbons

must have commenced or the operator must be
reasonably certain it will commence the project within

a reasonable time.

Proved reserves are further classified as either

developed or undeveloped.

Proved developed reserves are
proved reserves that can be expected to be recovered

through existing wells with existing

equipment and
operating methods, or in which the cost of the required

equipment is relatively minor compared with the cost
of a new well, and through installed extraction equipment

and infrastructure operational at the time of the
reserves estimate if the extraction is by means not

involving a well.

Proved undeveloped reserves are proved
reserves expected to be recovered from new wells

on undrilled acreage, or from existing wells

where a
relatively major expenditure is required for recompletion.

Reserves on undrilled acreage are limited to those
directly offsetting development spacing areas that are reasonably certain of production when drilled, unless
evidence provided by reliable technologies exists

that establishes reasonable certainty of economic
producibility at greater distances. As defined by

SEC regulations, reliable technologies may

be used in reserve
estimation when they have been demonstrated in the

field to provide reasonably certain results

with
consistency and repeatability in the formation

being evaluated or in an analogous formation.

The technologies
and data used in the estimation of our proved reserves include,

but are not limited to, performance-based

methods, volumetric-based methods, geologic maps, seismic

interpretation, well logs, well test data, core data,
analogy and statistical analysis.

We

have a companywide, comprehensive,

SEC-compliant internal policy that governs the

determination and
reporting of proved reserves.

This policy is applied by the geoscientists

and reservoir engineers in our
business units around the world.

As part of our internal control process, each business

unit’s reserves
processes and controls are reviewed annually by

an internal team which is headed by the company’s Manager
of Reserves Compliance and Reporting.

This team, composed of internal reservoir

engineers, geoscientists,
finance personnel and a senior representative from DeGolyer

and MacNaughton (D&M), a third-party
petroleum engineering consulting firm, reviews the

business units’ reserves for adherence to SEC guidelines
and company policy through on-site visits, teleconferences

and review of documentation.

In addition to
providing independent reviews, this internal team

also ensures reserves are calculated using

consistent and
appropriate standards and procedures.

This team is independent of business unit

line management and is
responsible for reporting its findings to senior management.

The team is responsible for communicating our
reserves policy and procedures and is available

for internal peer reviews and consultation on major

projects or
technical issues throughout the year.

All of our proved reserves held by consolidated

companies and our share
of equity affiliates have been estimated by ConocoPhillips.

During 2019, our processes and controls used to assess

over 90 percent of proved reserves as of December

31,
2019, were reviewed by D&M.

The purpose of their review was to assess whether

the adequacy and
effectiveness of our internal processes and controls used to determine estimates of proved reserves are in
accordance with SEC regulations.

In such review, ConocoPhillips’ technical staff presented D&M with an overview of the reserves data, as well as the methods

and assumptions used in estimating reserves.

The data
presented included pertinent seismic information,

geologic maps, well logs, production tests,

material balance
calculations, reservoir simulation models, well performance

data, operating procedures and relevant

economic
criteria.

Management’s intent in retaining D&M to review its

processes and controls was to provide objective
third-party input on these processes and controls.

D&M’s opinion was the general processes and controls
employed by ConocoPhillips in estimating its December

31, 2019, proved reserves for the properties reviewed
are in accordance with the SEC reserves definitions.

D&M’s report is included as Exhibit 99.2 of this Current
Report on Form 8-K.

The technical person primarily responsible for overseeing

the processes and internal controls used in the
preparation of the company’s reserves estimates is the Manager of

Reserves Compliance and Reporting.

This
individual holds a master’s degree in petroleum engineering.

He is a member of the Society of Petroleum
Engineers with over 25 years of oil and gas industry

experience and has held positions of increasing
responsibility in reservoir engineering, subsurface and asset management in the U.S.

and several international
field locations.

Engineering estimates of the quantities of proved reserves

are inherently imprecise.

See the “Critical
Accounting Estimates” section of Management’s Discussion and Analysis of

Financial Condition and Results
of Operations for additional discussion of the sensitivities surrounding these estimates.

Proved Reserves
Years Ended Crude Oil
December 31 Millions of Barrels
Lower Total Asia Pacific/
Alaska 48 U.S. Canada Europe Middle East Africa Total
Developed and Undeveloped
Consolidated operations
End of 2016 837 506 1,343 13 303 185 203 2,047
Revisions 113 65 178 1 38 32 - 249
Improved recovery 6 - 6 - - - - 6
Purchases - - - - - - - -
Extensions and discoveries 41 210 251 - - 2 - 253
Production (60) (64) (124) (1) (45) (34) (7) (211)
Sales - (10) (10) (12) - - - (22)
End of 2017 937 707 1,644 1 296 185 196 2,322
Revisions 72 (90) (18) 2 24 6 5 19
Improved recovery 2 - 2 - - - - 2
Purchases 233 1 234 - - - - 234
Extensions and discoveries 48 179 227 2 2 1 - 232
Production (59) (82) (141) (1) (40) (33) (13) (228)
Sales - (12) (12) - (36) - - (48)
End of 2018 1,233 703 1,936 4 246 159 188 2,533
Revisions 40 (36) 4 (1) 18 (5) 23 39
Improved recovery 7 - 7 - - - - 7
Purchases - 1 1 - - - - 1
Extensions and discoveries 25 226 251 2 - 11 - 264
Production (74) (95) (169) - (36) (31) (14) (250)
Sales - (2) (2) - (30) - - (32)
End of 2019 1,231 797 2,028 5 198 134 197 2,562
Equity affiliates
End of 2016 -

- - - -

88 -

88
Revisions - - - - - - - -
Improved recovery - - - - - - - -
Purchases - - - - - - - -
Extensions and discoveries - - - - - - - -
Production - - - - - (5) - (5)
Sales - - - - - - - -
End of 2017 - - - - - 83 - 83
Revisions - - - - - - - -
Improved recovery - - - - - - - -
Purchases - - - - - - - -
Extensions and discoveries - - - - - - - -
Production - - - - - (5) - (5)
Sales - - - - - - - -
End of 2018 - - - - - 78 - 78
Revisions - - - - - - - -
Improved recovery - - - - - - - -
Purchases - - - - - - - -
Extensions and discoveries - - - - - - - -
Production - - - - - (5) - (5)
Sales - - - - - - - -
End of 2019
- - - - - 73 - 73
Total company
End of 2016 837 506 1,343 13 303 273 203 2,135
End of 2017 937 707 1,644 1 296 268 196 2,405
End of 2018 1,233 703 1,936 4 246 237 188 2,611
End of 2019 1,231 797 2,028 5 198 207 197 2,635

Years Ended Crude Oil
December 31 Millions of Barrels
Lower Total Asia Pacific/
Alaska 48 U.S. Canada Europe Middle East Africa Total
Developed
Consolidated operations
End of 2016 747 256 1,003 13 184 106 203 1,509
End of 2017 828 315 1,143 1 190 121 196 1,651
End of 2018 1,058 346 1,404 2 192 113 185 1,896
End of 2019 1,048 334 1,382 3 149 94 181 1,809
Equity affiliates
End of 2016 - - - - - 88 - 88
End of 2017 - - - - - 83 - 83
End of 2018 - - - - - 78 - 78
End of 2019 - - - - - 73 - 73
Undeveloped
Consolidated operations
End of 2016 90 250 340 - 119 79 - 538
End of 2017 109 392 501 - 106 64 - 671
End of 2018 175 357 532 2 54 46 3 637
End of 2019 183 463 646 2 49 40 16 753
Equity affiliates
End of 2016 - - - - - - - -
End of 2017 - - - - - - - -
End of 2018 - - - - - - - -
End of 2019 - - - - - - - -

Notable changes in proved crude oil reserves in the

three years ended December 31, 2019,

included:

●

Revisions
: In 2019, Alaska upward revisions were

due to cost and technical revisions of 74

million barrels, partially
offset by downward price revisions of 34 million barrels.

Upward revisions in Europe and Africa were primarily

due to
infill drilling and technical revisions.

Downward revisions in Lower 48 were due to changes

in development timing for
specific well locations from the unconventional plays

of 71 million barrels and price revisions of 22 million

barrels,
partially offset by upward revisions related to infill drilling and improved well performance of 57 million barrels.

In 2018, downward revisions in Lower 48 were primarily

due to changes in development timing for specific well
locations from the unconventional plays and are more

than offset by increases in planned well locations in the
unconventional plays in the extensions and discoveries

category.

Downward revisions in Lower 48 due to

development
timing were partially offset by higher prices. Revisions

in Alaska, Europe and Asia Pacific/Middle East were

primarily
due to higher prices.

In 2017, revisions in Alaska, Lower 48, Europe and

Asia Pacific/Middle East were primarily due to

higher prices.

●

Purchases:

In 2018, Alaska purchases were due

to the Greater Kuparuk Area and Western North Slope acquisitions.

●

Extensions and discoveries
: In 2019, extensions and discoveries in

Lower 48 were due to planned development

to add
specific well locations from the unconventional plays

which more than offset the decreases in the revisions

category.

In Asia Pacific/Middle East, increases were due to sanctioning of development programs in China and Malaysia.

In 2018, extensions and discoveries in Lower 48 were

primarily due to changes in the

development strategy to add
specific well locations from the unconventional plays.

Extensions and discoveries in Alaska were

driven by drilling
success in Western North Slope.

In 2017, extensions and discoveries in Lower 48 were

primarily due to continued drilling

success in the Permian
Unconventional, Eagle Ford and Bakken.

●

Sales
: In 2019, Europe sales represent the disposition

of the U.K. assets. In 2018, Europe

sales were due to the
disposition of a subsidiary that held 16.5 percent of our

24 percent interest in the Clair Field in the

U.K.

In 2017,
Canada sales were due to the disposition of a majority

of our western Canada assets.

Years Ended Natural Gas Liquids
December 31 Millions of Barrels
Lower Total Asia Pacific/
Alaska 48 U.S. Canada Europe Middle East Total
Developed and Undeveloped
Consolidated operations
End of 2016 107 278 385 48 19 5 457
Revisions 4 29 33 - 2 1 36
Improved recovery - - - - - - -
Purchases - - - - - - -
Extensions and discoveries
- 71 71 - - 1 72
Production (5) (24) (29) (3) (3) (2) (37)
Sales - (130) (130) (44) - - (174)
End of 2017 106 224 330 1 18 5 354
Revisions 5 (25) (20) - 1 (1) (20)
Improved recovery - - - - - - -
Purchases - - - - - - -
Extensions and discoveries
- 69 69 - 1 - 70
Production (5) (25) (30) - (3) (1) (34)
Sales - (21) (21) - - - (21)
End of 2018 106 222 328 1 17 3 349
Revisions (1) (11) (12) - 3 (1) (10)
Improved recovery - - - - - - -
Purchases - - - - - - -
Extensions and discoveries
- 62 62 1 - - 63
Production (5) (28) (33) - (3) (1) (37)
Sales - - - - (4) - (4)
End of 2019 100 245 345 2 13 1 361
Equity affiliates
End of 2016 -

- - - -

47 47
Revisions - - - - - - -
Improved recovery - - - - - - -
Purchases - - - - - - -
Extensions and discoveries - - - - - - -
Production - - - - - (2) (2)
Sales - - - - - - -
End of 2017 - - - - - 45 45
Revisions - - - - - - -
Improved recovery - - - - - - -
Purchases - - - - - - -
Extensions and discoveries - - - - - - -
Production - - - - - (3) (3)
Sales - - - - - - -
End of 2018 - - - - - 42 42
Revisions - - - - - - -
Improved recovery - - - - - - -
Purchases - - - - - - -
Extensions and discoveries - - - - - - -
Production - - - - - (3) (3)
Sales - - - - - - -
End of 2019 - - - - - 39 39
Total company
End of 2016
107 278 385 48 19 52 504
End of 2017
106 224 330 1 18 50 399
End of 2018
106 222 328 1 17 45 391
End of 2019
100 245 345 2 13 40 400

Years Ended Natural Gas Liquids
December 31 Millions of Barrels
Lower Total Asia Pacific/
Alaska 48 U.S. Canada Europe Middle East Total
Developed
Consolidated operations
End of 2016 107 209 316 47 15 5 383
End of 2017 106 101 207 1 16 2 226
End of 2018 106 97 203 - 15 3 221
End of 2019 100 99 199 1 10 1 211
Equity affiliates
End of 2016 - - - - - 47 47
End of 2017 - - - - - 45 45
End of 2018 - - - - - 42 42
End of 2019 - - - - - 39 39
Undeveloped
Consolidated operations
End of 2016 - 69 69 1 4 - 74
End of 2017 - 123 123 - 2 3 128
End of 2018 - 125 125 1 2 - 128
End of 2019 - 146 146 1 3 - 150
Equity affiliates
End of 2016 - - - - - - -
End of 2017 - - - - - - -
End of 2018 - - - - - - -
End of 2019 - - - - - - -

Notable changes in proved NGL reserves in the three

years ended December

31, 2019, included:

●

Revisions
: In 2019, downward revisions in Lower

48 were due to changes in development timing

for specific well
locations from the unconventional plays of 32 million

barrels and price revisions of 11 million barrels, partially offset by upward revisions related to infill drilling and

improved well performance of 32 million barrels.

In 2018, downward revisions in Lower 48 were primarily

due to changes in development timing for specific well
locations from the unconventional plays and are more

than offset by increases in planned well locations in the
unconventional plays in the extensions and discoveries

category.

In 2017, revisions in Lower 48 were primarily due

to higher prices.

●

Extensions and discoveries
: In 2019, extensions and discoveries in

Lower 48 were due to planned development

to add
specific well locations from the unconventional plays

which more than offset the decreases in the revisions

category.

In 2018, extensions and discoveries in Lower 48 were

primarily due to changes in the

development strategy to add
specific well locations from the unconventional plays.

In 2017, extensions and discoveries in Lower 48 were

primarily due to continued drilling

success in the Permian
Unconventional, Eagle Ford and Bakken.

●

Sales
: In 2019, Europe sales represent the disposition

of the U.K. assets.

In 2018, Lower 48 sales were primarily

due to
the disposition of our interests in the Barnett.

In 2017, Lower 48 sales were due to the disposition

of our interests in the
San Juan Basin and Panhandle assets, while Canada sales

were due to the disposition of a majority of our western
Canada assets.

Years Ended Natural Gas
December 31 Billions of Cubic Feet
Lower Total Asia Pacific/
Alaska 48 U.S. Canada Europe Middle East Africa Total
Developed and Undeveloped
Consolidated operations
End of 2016 2,102 4,714 6,816 1,037 1,238 1,526 227 10,844
Revisions 287 460 747 8 167 16 - 938
Improved recovery - - - - - - - -
Purchases - - - - - - - -
Extensions and discoveries 2 582 584 3 - 23 - 610
Production (71) (338) (409) (71) (188) (267) (3) (938)
Sales - (2,885) (2,885) (966) - - - (3,851)
End of 2017 2,320 2,533 4,853 11 1,217 1,298 224 7,603
Revisions 150 (283) (133) 9 86 4 - (34)
Improved recovery - - - - - - - -
Purchases 335 1 336 - - - - 336
Extensions and discoveries 2 527 529 11 110 23 - 673
Production (71) (237) (308) (5) (188) (246) (10) (757)
Sales - (223) (223) - (13) - - (236)
End of 2018 2,736 2,318 5,054 26 1,212 1,079 214 7,585
Revisions 30 (113) (83) (2) 160 147 21 243
Improved recovery - - - - - - - -
Purchases - 2 2 - - - - 2
Extensions and discoveries 7 483 490 23 - 1 - 514
Production (85) (252) (337) (4) (178) (250) (11) (780)
Sales - (7) (7) - (298) - - (305)
End of 2019 2,688 2,431 5,119 43 896 977 224 7,259
Equity affiliates
End of 2016 - - - - - 4,381 - 4,381
Revisions - - - - - 111 - 111
Improved recovery - - - - - - - -
Purchases - - - - - - - -
Extensions and discoveries - - - - - 185 - 185
Production - - - - - (374) - (374)
Sales - - - - - - - -
End of 2017 - - - - - 4,303 - 4,303
Revisions - - - - - 280 - 280
Improved recovery - - - - - - - -
Purchases - - - - - - - -
Extensions and discoveries - - - - - 362 - 362
Production - - - - - (381) - (381)
Sales - - - - - - - -
End of 2018 - - - - - 4,564 - 4,564
Revisions - - - - - (7) - (7)
Improved recovery - - - - - - - -
Purchases - - - - - - - -
Extensions and discoveries - - - - - 252 - 252
Production - - - - - (388) - (388)
Sales - - - - - - - -
End of 2019 - - - - - 4,421 - 4,421
Total company
End of 2016 2,102 4,714 6,816 1,037 1,238 5,907 227 15,225
End of 2017 2,320 2,533 4,853 11 1,217 5,601 224 11,906
End of 2018 2,736 2,318 5,054 26 1,212 5,643 214 12,149
End of 2019 2,688 2,431 5,119 43 896 5,398 224 11,680

Years Ended Natural Gas
December 31 Billions of Cubic Feet
Lower Total Asia Pacific/
Alaska 48 U.S. Canada Europe Middle East Africa Total
Developed
Consolidated operations
End of 2016 2,094 4,199 6,293 1,031 998 1,188 227 9,737
End of 2017 2,310 1,597 3,907 11 997 945 224 6,084
End of 2018 2,720 1,427 4,147 17 1,052 758 214 6,188
End of 2019 2,601 1,398 3,999 30 697 843 224 5,793
Equity affiliates
End of 2016 - - - - - 4,110 - 4,110
End of 2017 - - - - - 4,044 - 4,044
End of 2018 - - - - - 4,059 - 4,059
End of 2019 - - - - - 3,898 - 3,898
Undeveloped
Consolidated operations
End of 2016 8 515 523 6 240 338 - 1,107
End of 2017 10 936 946 - 220 353 - 1,519
End of 2018 16 891 907 9 160 321 - 1,397
End of 2019 87 1,033 1,120 13 199 134 - 1,466
Equity affiliates
End of 2016 - - - - - 271 - 271
End of 2017 - - - - - 259 - 259
End of 2018 - - - - - 505 - 505
End of 2019 - - - - - 523 - 523

Natural gas production in the reserves table may differ from gas production (delivered for sale) in our statistics

disclosure,
primarily because the quantities above include gas consumed

in production operations.

Quantities consumed in production
operations are not significant in the periods presented.

The value of net production consumed in

operations is not reflected in
net revenues and production expenses, nor do the

volumes impact the respective per unit metrics.

Reserve volumes include natural gas to be consumed

in operations of 3,141 Bcf,

3,131 Bcf,

and 3,825 Bcf as of December 31,
2019, 2018 and 2017, respectively.

These volumes are not included in the calculation

of our Standardized Measure of
Discounted Future Net Cash Flows Relating to Proved

Oil and Gas Reserve Quantities.

Natural gas reserves are computed at 14.65 pounds per

square inch absolute and 60 degrees Fahrenheit.

Notable changes in proved natural gas reserves

in the three years ended December 31, 2019, included:

●

Revisions
: In 2019, upward revisions in Europe were

due to technical and cost revisions.

In Asia Pacific/Middle East
upward revisions were primarily due to the Indonesia

Corridor PSC term extension.

Downward revisions in Lower 48
were due to changes in development

timing for specific well locations from

the unconventional plays of 207 Bcf and
price revisions of 125 Bcf, partially offset by upward revisions related to infill drilling and improved well performance
of 219 Bcf.

In 2018, downward revisions in Lower 48 were primarily

due to changes in development timing for specific well
locations from the unconventional plays and are more

than offset by increases in planned well locations in the
unconventional plays in the extensions and discoveries

category.

Downward revisions in Lower 48 due to development
timing were partially offset by higher prices.

Revisions in Alaska, Canada, Europe and

our equity affiliates in Asia
Pacific/Middle East were primarily due to higher prices.

In 2017, revisions in Alaska, Lower 48 and Europe

were primarily due to higher prices.

●

Purchases
: In 2018, Alaska purchases were due to the

Greater Kuparuk Area and Western North Slope acquisitions.

●

Extensions and discoveries
: In 2019, extensions and discoveries in Lower

48 were due to planned development to add
specific well locations from the unconventional plays

which more than offset the decreases in the revisions

category.

Extensions and discoveries in our equity affiliates were due to ongoing development in APLNG.

In 2018, extensions and discoveries in Lower 48 were

primarily due to changes in the

development strategy to add
specific well locations from the unconventional plays.

Extensions and discoveries in Canada, Europe

and our equity
affiliates in Asia Pacific/Middle East were primarily driven by ongoing drilling successes in Montney, Norway and
APLNG,

respectively.

In 2017, extensions and discoveries in Lower 48 were

primarily due to continued drilling

success in the Permian
Unconventional, Eagle Ford and Bakken.

●

Sales
: In 2019, Europe sales represent the disposition

of the U.K. assets.

In 2018, Lower 48 sales were primarily

due to
the disposition of our interest in Barnett.

In 2017, Lower 48 sales were due to the disposition

of our interests in the San
Juan Basin and Panhandle assets, while Canada sales

were due to the disposition of a majority of our

western Canada
assets.

Years Ended Bitumen
December 31 Millions of Barrels
Canada
Developed and Undeveloped
Consolidated operations
End of 2016 159
Revisions 16
Improved recovery -
Purchases -
Extensions and discoveries 96
Production (21)
Sales -
End of 2017 250
Revisions 10
Improved recovery -
Purchases -
Extensions and discoveries -
Production (24)
Sales -
End of 2018 236
Revisions 37
Improved recovery -
Purchases -
Extensions and discoveries 31
Production (22)
Sales -
End of 2019 282
Equity affiliates
End of 2016 1,089
Revisions -
Improved recovery -
Purchases -
Extensions and discoveries -
Production (23)
Sales (1,066)
End of 2017 -
Revisions
Improved recovery
Purchases
Extensions and discoveries
Production
Sales
End of 2018
Revisions
Improved recovery
Purchases
Extensions and discoveries
Production
Sales
End of 2019
Total company
End of 2016 1,248
End of 2017 250
End of 2018 236
End of 2019 282

Years Ended Bitumen
December 31 Millions of Barrels
Canada
Developed
Consolidated operations
End of 2016 159
End of 2017 154
End of 2018 155
End of 2019 187
Equity affiliates
End of 2016 322
End of 2017 -
End of 2018 -
End of 2019 -
Undeveloped
Consolidated operations
End of 2016 -
End of 2017 96
End of 2018 81
End of 2019 95
Equity affiliates
End of 2016 767
End of 2017 -
End of 2018 -
End of 2019 -

Notable changes in proved bitumen reserves in the

three years ended December 31,

2019,

included:

●

Revisions
: In 2019, upward revisions in Canada were

due to technical revisions in Surmont of 70
million barrels, partially offset by downward revisions due

to changes in development timing for
specific pad locations from the Surmont development

program of 31 million

barrels.

In 2018 and 2017,

revisions were primarily due to higher prices

at Surmont.

●

Extensions and discoveries
: In 2019, extensions and discoveries in

Canada were due to planned
development to add specific pad locations from the

Surmont development program, which offset the
decrease in the revisions category of 31 million

barrels.

In 2017, extensions and discoveries were primarily due

to higher prices at Surmont, which allowed
undeveloped reserves previously de-booked due to low

prices to be recognized.

●

Sales
: In 2017, sales were due to the disposition

of our 50 percent interest in the FCCL Partnership

in
Canada.

Years Ended Total Proved Reserves
December 31 Millions of Barrels of Oil Equivalent
Lower Total Asia Pacific/
Alaska 48 U.S. Canada Europe Middle East Africa Total
Developed and Undeveloped
Consolidated operations
End of 2016 1,294 1,570 2,864 393 528 444 241 4,470
Revisions 166 170 336 18 68 36 - 458
Improved recovery 6 - 6 - - - - 6
Purchases - - - - - - - -
Extensions and discoveries 41 378 419 97 - 7 - 523
Production (77) (144) (221) (37) (79) (81) (8) (426)
Sales - (621) (621) (217) - - - (838)
End of 2017 1,430 1,353 2,783 254 517 406 233 4,193
Revisions 102 (161) (59) 12 40 5 6 4
Improved recovery 2 - 2 - - - - 2
Purchases 289 1 290 - - - - 290
Extensions and discoveries 48 335 383 4 21 6 - 414
Production (76) (146) (222) (25) (75) (75) (15) (412)
Sales - (70) (70) - (38) - - (108)
End of 2018 1,795 1,312 3,107 245 465 342 224 4,383
Revisions 44 (67) (23) 36 48 19 26 106
Improved recovery 7 - 7 - - - - 7
Purchases - 2 2 - - - - 2
Extensions and discoveries 26 368 394 38 - 11 - 443
Production (93) (165) (258) (23) (68) (74) (16) (439)
Sales - (3) (3) - (85) - - (88)
End of 2019 1,779 1,447 3,226 296 360 298 234 4,414
Equity affiliates
End of 2016 - - - 1,089 - 865 - 1,954
Revisions - - - - - 18 - 18
Improved recovery - - - - - - - -
Purchases - - - - - - - -
Extensions and discoveries - - - - - 31 - 31
Production - - - (23) - (69) - (92)
Sales - - - (1,066) - - - (1,066)
End of 2017 - - - - - 845 - 845
Revisions - - - - - 46 - 46
Improved recovery - - - - - - - -
Purchases - - - - - - - -
Extensions and discoveries - - - - - 60 - 60
Production - - - - - (71) - (71)
Sales - - - - - - - -
End of 2018 - - - - - 880 - 880
Revisions - - - - - (1) - (1)
Improved recovery - - - - - - - -
Purchases - - - - - - - -
Extensions and discoveries - - - - - 42 - 42
Production - - - - - (73) - (73)
Sales - - - - - - - -
End of 2019 - - - - - 848 - 848
Total company
End of 2016 1,294 1,570 2,864 1,482 528 1,309 241 6,424
End of 2017 1,430 1,353 2,783 254 517 1,251 233 5,038
End of 2018 1,795 1,312 3,107 245 465 1,222 224 5,263
End of 2019 1,779 1,447 3,226 296 360 1,146 234 5,262

Years Ended Total Proved Reserves
December 31 Millions of Barrels of Oil Equivalent
Lower Total Asia Pacific/
Alaska 48 U.S. Canada Europe Middle East Africa Total
Developed
Consolidated operations
End of 2016 1,203 1,165 2,368 391 365 309 241 3,674
End of 2017 1,319 682 2,001 158 372 281 233 3,045
End of 2018 1,617 681 2,298 160 382 244 221 3,305
End of 2019 1,582 666 2,248 197 275 236 218 3,174
Equity affiliates
End of 2016 - - - 322 - 820 - 1,142
End of 2017 - - - - - 802 - 802
End of 2018 - - - - - 796 - 796
End of 2019 - - - - - 761 - 761
Undeveloped
Consolidated operations
End of 2016 91 405 496 2 163 135 - 796
End of 2017 111 671 782 96 145 125 - 1,148
End of 2018 178 631 809 85 83 98 3 1,078
End of 2019 197 781 978 99 85 62 16 1,240
Equity affiliates
End of 2016 - - - 767 - 45 - 812
End of 2017 - - - - - 43 - 43
End of 2018 - - - - - 84 - 84
End of 2019 - - - - - 87 - 87

Natural gas reserves are converted to barrels of oil

equivalent (BOE) based on a 6:1 ratio:

six MCF of natural gas converts to
one BOE.

Proved Undeveloped Reserves

We

had 1,327 MMBOE of PUDs at year-end 2019,

compared with 1,162 MMBOE at year-end 2018.

The following table
shows changes in total proved undeveloped reserves

for 2019:

Proved Undeveloped Reserves
Millions of Barrels of
Oil Equivalent
End of 2018 1,162
Transfers to proved developed (286)
Revisions (5)
Improved recovery 7
Purchases 1
Extensions and discoveries 468
Sales (20)
End of 2019 1,327

Transfers to proved developed reserves were driven by the ongoing development of our assets. Approximately half of the
transfers were from the development of our Lower

48 unconventional plays. The remainder of

transfers were from development
across the Asia Pacific/Middle East, Alaska, Europe

and Canada regions.

Downward revisions were driven by changes in

development timing of 166 MMBOE primarily

in Lower 48 and Canada,
largely offset by upward revisions for infill drilling of 147

MMBOE primarily in Lower 48, Europe, Alaska

and Africa.

Extensions and discoveries were largely driven by an addition of 358 MMBOE in Lower 48 for the continued development

of
unconventional plays. The remaining extensions and

discoveries were driven by the continued

development planned in Alaska,
Canada and Asia Pacific/Middle East.

Sales were due to the disposition of the U.K. assets.

At December 31, 2019, our PUDs represented 25

percent of total proved reserves, compared with

22 percent at December 31,
2018.

Costs incurred for the year ended December 31,

2019, relating to the development of PUDs were

$4.6 billion.

A portion
of our costs incurred each year relates to development

projects where the PUDs will be converted

to proved developed reserves
in future years.

At the end of 2019, more than 90 percent of total

PUDs were under development or scheduled

for development within five
years of initial disclosure. The remainder are to

be developed as parts of major projects ongoing

in our Canada, Asia
Pacific/Middle East and Europe regions.

All major development areas are currently producing

and are expected to have PUDs
convert to proved developed over time.

Of our total PUDs at year-end 2019, 81 percent

are in North America, and 95 percent of
these reserve volumes are planned for development within

five years of initial disclosure.

Results of Operations

The company’s results of operations from oil and gas activities for the years

2019, 2018 and 2017 are shown in the following
tables.

Non-oil and gas activities, such as pipeline and

marine operations, LNG operations, crude oil and

gas marketing
activities, and the profit element of transportation

operations in which we have an ownership

interest are excluded.

Additional
information about selected line items within the results

of operations tables is shown below:

●

Sales include sales to unaffiliated entities attributable primarily to the company’s net working interests and royalty
interests.

Sales are net of fees to transport our produced hydrocarbons beyond the production function to a final
delivery point using transportation operations which are

not consolidated.

●

Transportation costs reflect fees to transport our produced

hydrocarbons beyond the production function to

a final
delivery point using transportation operations which are

consolidated.

●

Other revenues include gains and losses from asset

sales, certain amounts resulting from the

purchase and sale of
hydrocarbons, and other miscellaneous income.

●

Production costs include costs incurred to operate and

maintain wells, related equipment

and facilities used in the
production of petroleum liquids and natural gas.

●

Taxes other than income taxes include production, property and other non-income taxes.

●

Depreciation of support equipment is reclassified

as applicable.

●

Other related expenses include inventory fluctuations,

foreign currency transaction gains and

losses and other
miscellaneous expenses.

Results of Operations
Year Ended Millions of Dollars
December 31, 2019 Lower Total

Asia Pacific/ Other
Alaska 48 U.S. Canada Europe Middle East Africa Areas Total
Consolidated operations
Sales $ 4,883 6,356 11,239 709 3,207 3,032 919 - 19,106
Transfers
4 - 4 - - 449 - - 453
Transportation costs
(629) - (629) - - (41) - - (670)
Other revenues 61 78 139 86 1,785 12 101 326 2,449
Total revenues 4,319 6,434 10,753 795 4,992 3,452 1,020 326 21,338
Production costs excluding

taxes
1,235 1,578 2,813 380 741 619 70 (8) 4,615
Taxes other than income taxes
308 437 745 18 32 54 3 (2) 850
Exploration expenses 97 430 527 32 69 80 5 33 746
Depreciation, depletion

and

amortization
700 2,804 3,504 230 842 1,172 37 - 5,785
Impairments
- 402 402 2 1 - - - 405
Other related expenses (12) 116 104 (38) (42) 58 22 10 114
Accretion 62 49 111 7 142 43 - - 303
1,929 618 2,547 164 3,207 1,426 883 293 8,520
Income tax provision (benefit)
444 147 591 (74) 591 458 833 7 2,406
Results of operations $ 1,485 471 1,956 238 2,616 968 50 286 6,114
Equity affiliates
Sales $
- - - - - 599 - - 599
Transfers - - - - - 2,229 - - 2,229
Transportation costs - - - - - - - - -
Other revenues
- - - - - 31 - - 31
Total revenues - - - - - 2,859 - - 2,859
Production costs excluding

taxes
- - - - - 335 - - 335
Taxes other than income taxes - - - - - 820 - - 820
Exploration expenses
- - - - -
Depreciation, depletion

and

amortization - - - - - 579 - - 579
Impairments - - - - - - - - -
Other related expenses
- - - - - 11 - - 11
Accretion
- - - - - 16 - - 16
- - - - - 1,098 - - 1,098
Income tax provision (benefit) - - - - - 170 - - 170
Results of operations $ - - - - - 928 - - 928

Year Ended
Millions of Dollars
December 31, 2018 Lower Total

Asia Pacific/ Other
Alaska 48 U.S. Canada Europe Middle East Africa Areas Total
Consolidated operations
Sales $ 4,816 6,573 11,389 582 4,449 3,177 950 - 20,547
Transfers 5 - 5 - - 545 - - 550
Transportation costs (722) - (722) - - (45) - - (767)
Other revenues 335 213 548 164 737 6 110 432 1,997
Total revenues 4,434 6,786 11,220 746 5,186 3,683 1,060 432 22,327
Production costs excluding

taxes
964 1,533 2,497 417 856 646 62 2 4,480
Taxes other than income taxes 357 432 789 21 33 95 3 - 941
Exploration expenses 59 176 235 21 57 43 (4) 20 372
Depreciation, depletion

and

amortization 616 2,279 2,895 313 1,070 1,186 33 - 5,497
Impairments 1 64 65 9 (78) 14 - - 10
Other related expenses 16 63 79 56 (62) (19) 1 (1) 54
Accretion 56 51 107 7 178 39 - - 331
2,365 2,188 4,553 (98) 3,132 1,679 965 411 10,642
Income tax provision (benefit) 419 466 885 (114) 1,354 683 926 (8) 3,726
Results of operations $ 1,946 1,722 3,668 16 1,778 996 39 419 6,916
Equity affiliates
Sales $ - - - - - 758 - - 758
Transfers - - - - - 2,018 - - 2,018
Transportation costs - - - - - - - - -
Other revenues - - - - - (6) - - (6)
Total revenues - - - - - 2,770 - - 2,770
Production costs excluding

taxes
- - - - - 321 - - 321
Taxes other than income taxes - - - - - 804 - - 804
Exploration expenses - - - - -
Depreciation, depletion

and

amortization - - - - - 640 - - 640
Impairments - - - - - - - - -
Other related expenses - - - - - (4) - - (4)
Accretion - - - - - 15 - - 15
- - - - - 994 - - 994
Income tax provision (benefit) - - - - - 103 - - 103
Results of operations $ - - - - - 891 - - 891

Year Ended
Millions of Dollars
December 31, 2017 Lower Total

Asia Pacific/

Other
Alaska 48 U.S. Canada Europe Middle East Africa Areas Total
Consolidated operations
Sales $
3,542 4,557 8,099 705 3,527 2,752 487 - 15,570
Transfers 4 - 4 - - 411 - - 415
Transportation costs (706) - (706) - - (80) - - (786)
Other revenues
14 28 42 2,158 68 11 48 322 2,649
Total revenues 2,854 4,585 7,439 2,863 3,595 3,094 535 322 17,848
Production costs excluding

taxes
947 1,607 2,554 604 770 566 44 (1) 4,537
Taxes other than income taxes 275 318 593 33 32 39 2 - 699
Exploration expenses
83 584 667 22 45 97 61 45 937
Depreciation, depletion

and

amortization 730 2,685 3,415 438 1,234 1,283 16 - 6,386
Impairments 179 3,969 4,148 22 46 - - - 4,216
Other related expenses
(7) 62 55 7 57 60 6 - 185
Accretion
52 63 115 16 172 37 - - 340
595 (4,703) (4,108) 1,721 1,239 1,012 406 278 548
Income tax provision (benefit) (669) (2,401) (3,070) (651) 702 363 428 11 (2,217)
Results of operations $ 1,264 (2,302) (1,038) 2,372 537 649 (22) 267 2,765
Equity affiliates
Sales $ - - - 528 - 563 - - 1,091
Transfers
- - - - - 1,398 - - 1,398
Transportation costs - - - - - - - - -
Other revenues - - - 5 - - - - 5
Total revenues - - - 533 - 1,961 - - 2,494
Production costs excluding

taxes
- - - 174 - 363 - -
537
Taxes other than income taxes
- - - 7 - 604 - -
611
Exploration expenses - - - 1 1,699 - 1,700
Depreciation, depletion

and

amortization
- - - 150 - 617 - -
767
Impairments
- - - - - 1,717 - -
1,717
Other related expenses - - - 4 - 22 - 19 45
Accretion - - - 2 - 11 - - 13
- - - 195 - (3,072) - (19) (2,896)
Income tax provision (benefit) - - - 26 - (998) - 13 (959)
Results of operations $ - - - 169 - (2,074) - (32) (1,937)

Statistics

Net Production
2019 2018 2017
Thousands of Barrels Daily
Crude Oil

Consolidated operations
Alaska

202 171 167
Lower 48 266 229 180
United States 468 400 347
Canada 1 1 3
Europe 100 113 122
Asia Pacific 85 89 93
Africa 38 36 20
Total consolidated operations 692 639 585
Equity affiliates— Asia Pacific/Middle East 13 14 14
Total company 705 653 599
Greater Prudhoe Area (Alaska)* 66 71 74
Natural Gas Liquids
Consolidated operations
Alaska

15 14 14
Lower 48 81 69 69
United States 96 83 83
Canada - 1 9
Europe 7 8 8
Asia Pacific 4 3 4
Total consolidated operations 107 95 104
Equity affiliates— Asia Pacific/Middle East 8 7 7
Total company 115 102 111
Greater Prudhoe Area (Alaska)* 15 14 14
Bitumen
Consolidated operations— Canada 60 66 59
Equity affiliates— Canada

63
Total company 60 66 122
Natural Gas Millions of Cubic Feet Daily
Consolidated operations
Alaska 7 6 7
Lower 48 622 596 898
United States 629 602 905
Canada 9 12 187
Europe 447 475 476
Asia Pacific 637 626 687
Africa 31 28 8
Total consolidated operations 1,753 1,743 2,263
Equity affiliates— Asia Pacific/Middle East 1,052 1,031 1,007
Total company 2,805 2,774 3,270
Greater Prudhoe Area (Alaska)* 4 5 5
*At year-end 2019, the Greater

Prudhoe Area in Alaska

contained more than 15%

of total proved reserves.

Average Sales Prices 2019 2018 2017
Crude Oil Per Barrel

Consolidated operations
Alaska $ 55.85 60.23 42.69
Lower 48 55.30 62.99 47.36
United States 55.54 61.75 45.01
Canada 40.87 48.73 43.69
Europe 65.12 70.98 54.04
Asia Pacific 65.02 70.93 54.38
Africa 64.47 69.83 55.11
Total international 64.85 70.67 54.16
Total consolidated operations 58.51 65.01 48.70
Equity affiliates —Asia Pacific/Middle East 61.32 72.49 54.76
Total operations 58.57 65.17 48.84
Natural Gas Liquids Per Barrel

Consolidated operations
Lower 48 $ 16.83 27.30 22.20
United States 16.85 27.30 22.20
Canada 19.87 43.70 21.51
Europe 29.37 36.87 34.07
Asia Pacific 37.85 47.20 41.37
Total international 32.29 40.00 30.34
Total consolidated operations 18.73 29.03 24.21
Equity affiliates —Asia Pacific/Middle East 36.70 45.69 38.74
Total operations 20.09 30.48 25.22
Bitumen Per Barrel
Consolidated operations— Canada $ 31.72 22.29 21.43
Equity affiliates— Canada 23.83
Natural Gas Per Thousand Cubic Feet
Consolidated operations
Alaska $ 3.19 2.48 2.72
Lower 48 2.12 2.82 2.73
United States 2.12 2.82 2.73
Canada 0.49 1.00 1.93
Europe 4.92 7.79 5.72
Asia Pacific 5.73 5.95 4.66
Africa 4.87 4.84 3.53
Total international 5.35 6.64 4.64
Total consolidated operations 4.19 5.33 3.87
Equity affiliates —Asia Pacific/Middle East 6.29 6.06 4.27
Total operations 4.99 5.60 4.00
Average sales

prices for Alaska crude oil and

Asia Pacific natural gas above

reflect a reduction

for transportation costs in which

we
have an ownership interest

that are incurred

subsequent to the terminal point of the

production

function.

Accordingly,

the average sales prices
differ from those discussed

in Item 7 of Management's Discussion

and Analysis of Financial Condition

and Results of Operation

s.

2019 2018 2017
Average Production Costs Per Barrel of Oil Equivalent*
Consolidated operations
Alaska
$ 15.52 14.20 14.26
Lower 48 9.59 10.58 11.03
United States 11.52 11.73 12.04
Canada 16.53 16.32 16.22
Europe 11.22 11.73 10.09
Asia Pacific 8.74 9.03 7.31
Africa 4.46 4.14 5.74
Total international 10.26 10.72 9.99
Total consolidated operations 10.99 11.26 11.05
Equity affiliates
Canada 7.57
Asia Pacific/Middle East 4.68 4.56 5.26
Total equity affiliates 4.68 4.56 5.84
Average Production Costs Per Barrel—Bitumen
Consolidated operations— Canada $ 13.74 13.59 14.63
Equity affiliates— Canada 18.74
Taxes Other Than Income Taxes Per Barrel of Oil Equivalent
Consolidated operations
Alaska $ 3.87 5.26 4.14
Lower 48 2.65 2.98 2.18
United States 3.05 3.71 2.80
Canada 0.78 0.82 0.89
Europe 0.48 0.45 0.42
Asia Pacific 0.76 1.33 0.50
Africa 0.19 0.20 0.26
Total international 0.60 0.82 0.53
Total consolidated operations 2.03 2.37 1.70
Equity affiliates
Canada 0.30
Asia Pacific/Middle East 11.46 11.41 8.76
Total equity affiliates 11.46 11.41 6.64
Depreciation, Depletion and Amortization

Per Barrel of Oil Equivalent
Consolidated operations
Alaska $ 8.80 9.07 10.99
Lower 48 17.03 15.73 18.44
United States 14.35 13.60 16.10
Canada 10.00 12.25 11.76
Europe 12.75 14.66 16.18
Asia Pacific 16.55 16.58 16.58
Africa 2.36 2.21 2.09
Total international 12.99 14.06 14.96
Total consolidated operations 13.78 13.82 15.55
Equity affiliates
Canada 6.52
Asia Pacific/Middle East 8.09 9.09 8.94
Total equity affiliates 8.09 9.09 8.34
*Includes bitumen.

Development and Exploration Activities
The following two tables summarize our net interest in

productive and dry exploratory and development

wells
in the years ended December 31, 2019, 2018 and 2017.

A “development well” is a well drilled within

the
proved area of a reservoir to the depth of a stratigraphic

horizon known to be productive.

An “exploratory
well” is a well drilled to find and produce crude oil

or natural gas in an unknown field or a new reservoir
within a proven field.

Exploratory wells also include wells

drilled in areas near or offsetting current
production, or in areas where well density or production

history have not achieved statistical certainty

of
results.

Excluded from the exploratory well count

are stratigraphic-type exploratory wells, primarily relating to oil sands delineation wells located in Canada and

CBM test wells located in Asia Pacific/Middle

East.

Net Wells Completed Productive Dry
2019 2018 2017 2019 2018 2017
Exploratory
Consolidated operations
Alaska 7 6 - - - -
Lower 48 35 45 13 6 1 3
United States 42 51 13 6 1 3
Canada - 2 13 - - -
Europe 1 * * 1 * *
Asia Pacific 1 2 1 1 - 1
Africa - - - - * -
Other areas - - - - - 1
Total consolidated operations 44 55 27 8 1 5
Equity affiliates
Asia Pacific/Middle East 8 6 14 - 2 -
Total equity affiliates 8 6 14 - 2 -
Development
Consolidated operations

Alaska 12 11 9 - - -
Lower 48 255 254 161 - - -
United States 267 265 170 - - -
Canada 2 1 13 - - -
Europe 6 9 7 - - -
Asia Pacific 21 12 8 - - -
Africa 2 1 - - - -
Other areas - - - - - -
Total consolidated operations 298 288 198 - - -
Equity affiliates
Canada - - 19 - - -
Asia Pacific/Middle East 106 75 84 - - -
Other areas - - - - - -
Total equity affiliates 106 75 103 - - -
*Our total proportionate

interest was less than one.

The table below represents the status of our wells drilling

at December 31, 2019, and includes wells in the
process of drilling or in active completion.

It also represents gross and net productive

wells, including
producing wells and wells capable of production

at December 31, 2019.
Wells at December 31, 2019 Productive
In Progress Oil Gas
Gross Net Gross Net Gross Net
Consolidated operations
Alaska 4 4 1,656 997 - -
Lower 48 349 170 10,070 4,547 4,329 1,704
United States 353 174 11,726 5,544 4,329 1,704
Canada 32 32 186 93 31 27
Europe 19 1 469 79 55 2
Asia Pacific 12 6 302 143 56 28
Africa 13 2 840 137 7 1
Other areas 14 7 - - - -
Total consolidated operations 443 222 13,523 5,996 4,478 1,762
Equity affiliates
Asia Pacific/Middle East 325 79 - - 4,307 1,051
Total equity affiliates 325 79 - - 4,307 1,051

Acreage at December 31, 2019 Thousands of Acres
Developed Undeveloped
Gross Net Gross Net
Consolidated operations
Alaska 651 467 1,331 1,320
Lower 48 2,569 2,012 10,337 8,396
United States 3,220 2,479 11,668 9,716
Canada 206 126 3,270 1,798
Europe 430 50 2,102 610
Asia Pacific 1,538 721 9,910 5,735
Africa 358 58 12,545 2,049
Other areas - - 1,400 742
Total consolidated operations 5,752 3,434 40,895 20,650
Equity affiliates
Asia Pacific/Middle East
933 229 3,723 840
Total equity affiliates
933 229 3,723 840

Costs Incurred
Year

Ended
Millions of Dollars
December 31 Lower Total Asia Pacific/ Other
Alaska 48 U.S. Canada Europe Middle East Africa Areas Total
2019
Consolidated operations
Unproved property acquisition $ 101 45 146 14 - - - 197 357
Proved property acquisition 1 116 117 - - 115 - - 232
102 161 263 14 - 115 - 197 589
Exploration 281 390 671 200 119 66 8 39 1,103
Development 1,125 3,028 4,153 215 625 486 22 - 5,501
$ 1,508 3,579 5,087 429 744 667 30 236 7,193
Equity affiliates
Unproved property acquisition $ - - - - - 62 - - 62
Proved property acquisition - -
- - - - - 62 - - 62
Exploration - - - - - 23 - - 23
Development - - - - - 171 - - 171
$ - - - - - 256 - - 256
2018
Consolidated operations
Unproved property acquisition $ 119 126 245 126 - - - - 371
Proved property acquisition 2,227 16 2,243 6 - - - - 2,249
2,346 142 2,488 132 - - - - 2,620
Exploration 203 500 703 90 65 82 (6) 41 975
Development 718 2,715 3,433 301 703 773 16 - 5,226
$ 3,267 3,357 6,624 523 768 855 10 41 8,821
Equity affiliates
Unproved property acquisition $ - - - - - - - - -
Proved property acquisition - - - - - - - - -
- - - - - - - - -
Exploration - - - - - 22 - - 22
Development - - - - - 206 - - 206
$ - - - - - 228 - - 228
2017
Consolidated operations
Unproved property acquisition $ 18 267 285 76 - 15 - - 376
Proved property acquisition - 35 35 - - - - - 35
18 302 320 76 - 15 - - 411
Exploration 74 399 473 56 52 139 61 42 823
Development 736 1,559 2,295 102 784 388 10 - 3,579
$ 828 2,260 3,088 234 836 542 71 42 4,813
Equity affiliates
Unproved property acquisition $ - - - - - - - - -
Proved property acquisition - - - - - - - - -
- - - - - - - - -
Exploration - - - 6 - 38 - - 44
Development - - - 150 - 403 - - 553
$ - - - 156 - 441 - - 597

Capitalized Costs
At December 31 Millions of Dollars
Lower Total Asia Pacific/ Other
Alaska 48 U.S. Canada Europe Middle East Africa Areas Total
2019
Consolidated operations
Proved property $ 20,957 37,491 58,448 6,673 14,113 14,566 924 - 94,724
Unproved property 1,429 1,055 2,484 1,149 87 501 123 290 4,634
22,386 38,546 60,932 7,822 14,200 15,067 1,047 290 99,358
Accumulated depreciation,
depletion and amortization 9,419 26,294 35,713 2,050 9,017 10,253 379 9 57,421
$ 12,967 12,252 25,219 5,772 5,183 4,814 668 281 41,937
Equity affiliates
Proved property $ - - - - - 9,996 - - 9,996
Unproved property - - - - - 2,223 - - 2,223
- - - - - 12,219 - - 12,219
Accumulated depreciation,
depletion and amortization - - - - - 6,390 - - 6,390
$ - - - - - 5,829 - - 5,829
2018
Consolidated operations
Proved property $ 20,154 35,269 55,423 5,946 23,520 14,866 902 - 100,657
Unproved property 1,184 1,125 2,309 1,083 188 874 119 89 4,662
21,338 36,394 57,732 7,029 23,708 15,740 1,021 89 105,319
Accumulated depreciation,
depletion and amortization 9,055 23,999 33,054 1,692 16,591 9,974 342 9 61,662
$ 12,283 12,395 24,678 5,337 7,117 5,766 679 80 43,657
Equity affiliates
Proved property $ - - - - - 9,990 - - 9,990
Unproved property - - - - - 2,162 - - 2,162
- - - - - 12,152 - - 12,152
Accumulated depreciation,
depletion and amortization - - - - - 5,960 - - 5,960
$ - - - - - 6,192 - - 6,192

Standardized Measure of Discounted Future Net Cash

Flows Relating to Proved Oil and Gas Reserve Quantities

In accordance with SEC and FASB requirements, amounts were computed using 12-month average prices (adjusted only for
existing contractual terms)

and end-of-year costs, appropriate statutory

tax rates and a prescribed 10 percent discount

factor.

Twelve-month average prices are calculated as the unweighted arithmetic average of the first-day-of-the-month price for each
month within the 12-month period prior to the end of

the reporting period.

For all years, continuation of year-end economic
conditions was assumed.

The calculations were based on estimates of proved

reserves, which are revised over time as

new data
becomes available.

Probable or possible reserves, which may

become proved in the future, were not considered.

The
calculations also require assumptions as to the timing

of future production of proved reserves and

the timing and amount of
future development costs, including dismantlement,

and future production costs, including taxes other

than income taxes.

While due care was taken in its preparation, we

do not represent that this data is the fair value of

our oil and gas properties, or a
fair estimate of the present value of cash flows to

be obtained from their development and production.

Discounted Future Net Cash Flows
Millions of Dollars
Lower Total Asia Pacific/
Alaska 48 U.S. Canada Europe Middle East Africa Total
2019
Consolidated operations
Future cash inflows $ 70,341 53,400 123,741 8,244 16,919 13,084 15,582 177,570
Less:
Future production costs 40,464 22,194 62,658 4,525 5,843 5,162 1,314 79,502
Future development costs 9,721 14,083 23,804 577 4,143 2,179 484 31,187
Future income tax provisions 3,904 2,793 6,697 - 4,201 1,931 12,747 25,576
Future net cash flows 16,252 14,330 30,582 3,142 2,732 3,812 1,037 41,305
10 percent annual discount 6,571 4,311 10,882 1,198 558 835 460 13,933
Discounted future net cash flows $ 9,681 10,019 19,700 1,944 2,174 2,977 577 27,372
Equity affiliates
Future cash inflows $ - - - - - 31,671 - 31,671
Less:
Future production costs - - - - - 16,157 - 16,157
Future development costs - - - - - 1,218 - 1,218
Future income tax provisions - - - - - 3,086 - 3,086
Future net cash flows - - - - - 11,210 - 11,210
10 percent annual discount - - - - - 4,040 - 4,040
Discounted future net cash flows $ - - - - - 7,170 - 7,170
Total company
Discounted future net cash flows $ 9,681 10,019 19,700 1,944 2,174 10,147 577 34,542

Millions of Dollars
Lower Total Asia Pacific/
Alaska 48 U.S. Canada Europe Middle East Africa Total
2018
Consolidated operations
Future cash inflows $ 82,072 56,922 138,994 6,039 26,989 16,368 16,434 204,824
Less:
Future production costs 42,755 21,363 64,118 4,099 8,567 5,705 1,336 83,825
Future development costs 10,053 12,136 22,189 606 7,608 1,995 507 32,905
Future income tax provisions 5,538 4,418 9,956 - 7,102 2,873 13,492 33,423
Future net cash flows 23,726 19,005 42,731 1,334 3,712 5,795 1,099 54,671
10 percent annual discount 10,349 6,461 16,810 426 371 1,132 498 19,237
Discounted future net cash flows $ 13,377 12,544 25,921 908 3,341 4,663 601 35,434
Equity affiliates
Future cash inflows $ - - - - - 33,606 - 33,606
Less:
Future production costs - - - - - 16,449 - 16,449
Future development costs - - - - - 1,228 - 1,228
Future income tax provisions - - - - - 3,147 - 3,147
Future net cash flows - - - - - 12,782 - 12,782
10 percent annual discount - - - - - 4,853 - 4,853
Discounted future net cash flows $ - - - - - 7,929 - 7,929
Total company
Discounted future net cash flows $ 13,377 12,544 25,921 908 3,341 12,592 601 43,363

Millions of Dollars
Lower Total Asia Pacific/
Alaska 48 U.S. Canada Europe Middle East Africa Total
2017
Consolidated operations
Future cash inflows $ 44,969 44,556 89,525 5,479 23,137 15,207 13,181 146,529
Less:
Future production costs 29,524 18,947 48,471 4,417 8,128 5,398 1,401 67,815
Future development costs 7,255 10,881 18,136 696 8,758 2,511 537 30,638
Future income tax provisions 53 2,375 2,428 - 3,333 2,459 10,356 18,576
Future net cash flows 8,137 12,353 20,490 366 2,918 4,839 887 29,500
10 percent annual discount 2,712 4,358 7,070 78 289 1,032 422 8,891
Discounted future net cash flows $ 5,425 7,995 13,420 288 2,629 3,807 465 20,609
Equity affiliates
Future cash inflows $ - - - - - 23,222 - 23,222
Less:
Future production costs - - - - - 12,984 - 12,984
Future development costs - - - - - 1,444 - 1,444
Future income tax provisions - - - - - 2,083 - 2,083
Future net cash flows - - - - - 6,711 - 6,711
10 percent annual discount - - - - - 2,316 - 2,316
Discounted future net cash flows $ - - - - - 4,395 - 4,395
Total company
Discounted future net cash flows $ 5,425 7,995 13,420 288 2,629 8,202 465 25,004

Sources of Change in Discounted Future Net Cash Flows
Millions of Dollars
Consolidated Operations Equity Affiliates Total Company
2019 2018 2017 2019 2018 2017 2019 2018 2017
Discounted future net

cash flows

at the beginning of the year $ 35,434 20,609 8,151 7,929 4,395 3,937 43,363 25,004 12,088
Changes during the year
Revenues less production

costs for the year (13,424) (14,909) (9,844) (1,673) (1,651) (1,341) (15,097) (16,560) (11,185)
Net change in prices

and
production costs (13,538) 25,391 19,310 (422) 4,559 2,750 (13,960) 29,950 22,060
Extensions, discoveries

and
improved recovery, less
estimated future costs 2,985 4,574 1,445 260 382 (4) 3,245 4,956 1,441
Development costs for the

year
5,333 5,197 3,653 239 271 426 5,572 5,468 4,079
Changes in estimated future
development costs 559 (1,141) 1,225 (21) 14 (64) 538 (1,127) 1,161
Purchases of reserves in place,

less estimated future costs 10 3,033 - - - - 10 3,033 -
Sales of reserves in place,

less estimated future costs (1,997) (1,531) (855) - - (786) (1,997) (1,531) (1,641)
Revisions of previous

quantity
estimates 2,099 (365) 2,300 69 62 (648) 2,168 (303) 1,652
Accretion of discount 5,144 3,055 1,313 869 485 413 6,013 3,540 1,726
Net change in income

taxes
4,767 (8,479) (6,089) (80) (588) (288) 4,687 (9,067) (6,377)
Total changes (8,062) 14,825 12,458 (759) 3,534 458 (8,821) 18,359 12,916
Discounted future net

cash flows
at year end $ 27,372 35,434 20,609 7,170 7,929 4,395 34,542 43,363 25,004

●

The net change in prices and production costs is

the beginning-of-year reserve-production forecast

multiplied by the net
annual change in the per-unit sales price and production

cost, discounted at 10 percent.

●

Purchases and sales of reserves in place, along with

extensions, discoveries and improved recovery, are calculated using production forecasts of the applicable reserve

quantities for the year multiplied by the 12-month average

sales prices, less
future estimated costs, discounted at 10 percent.

●

Revisions of previous quantity estimates are calculated

using production forecast changes for

the year, including changes in
the timing of production, multiplied by the 12-month

average sales prices, less future estimated

costs, discounted at
10 percent.

●

The accretion of discount is 10 percent of the prior year’s discounted future cash inflows, less future production and
development costs.

●

The net change in income taxes is the annual change

in the discounted future income tax provisions.

Selected Quarterly Financial Data (Unaudited)
Millions of Dollars Per Share of Common Stock
Sales and Net Income Net Income (Loss)

Other
Income (Loss) Net (Loss) Attributable
Operating Before Income Attributable to to ConocoPhillips

Revenues
Income Taxes (Loss) ConocoPhillips Basic Diluted
2019
First $ 9,150 2,687 1,846 1,833 1.61 1.60
Second 7,953 2,058 1,597 1,580 1.40 1.40
Third 7,756 3,493 3,071 3,056 2.76 2.74
Fourth 7,708 1,286 743 720 0.66 0.66
2018
First
$

8,798 1,776 900 888 0.75 0.75
Second 8,504 2,619 1,654 1,640 1.40 1.39
Third 9,449 2,906 1,873 1,861 1.60 1.59
Fourth 9,666 2,672 1,878 1,868 1.62 1.61
For additional information

on the commodity price environment,

see the Business Environment

and Executive Overview section

of Management's Discussion

and
Analysis of Financial Condition

and Results of Operations.

Supplementary Information—Condensed Consolidating

Financial Information

We

have various cross guarantees among ConocoPhillips,

ConocoPhillips Company and Burlington Resources
LLC, with respect to publicly held debt securities.

ConocoPhillips Company is 100 percent owned

by
ConocoPhillips.

Burlington Resources LLC is 100 percent owned by

ConocoPhillips Company.

ConocoPhillips and/or ConocoPhillips Company

have fully and unconditionally guaranteed

the payment
obligations of Burlington Resources LLC, with respect

to its publicly held debt securities.

Similarly,
ConocoPhillips has fully and unconditionally guaranteed

the payment obligations of ConocoPhillips

Company
with respect to its publicly held debt securities.

In addition, ConocoPhillips

Company has fully and
unconditionally guaranteed the payment obligations of

ConocoPhillips with respect to its publicly

held debt
securities.

All guarantees are joint and several.

The following condensed consolidating financial

information
presents the results of operations, financial position

and cash flows for:

●

ConocoPhillips, ConocoPhillips Company and Burlington

Resources LLC (in each case, reflecting
investments in subsidiaries utilizing the equity method

of accounting).
●

All other nonguarantor subsidiaries of ConocoPhillips.
●

The consolidating adjustments necessary to present ConocoPhillips’

results on a consolidated basis.

In 2017, ConocoPhillips Company received a $
9.8

billion return of capital and a $
1.4

billion loan repayment
from nonguarantor subsidiaries to settle certain accumulated intercompany balances.

These transactions had
no impact on our consolidated financial statements.

In 2017, ConocoPhillips received a $
7.8

billion return of capital and a $
0.2

billion return of earnings from
ConocoPhillips Company to settle certain accumulated

intercompany balances.

These transactions had no
impact on our consolidated financial statements.

In 2018, ConocoPhillips Company received a $
4.8

billion return of earnings and a $
2.4

billion loan repayment
from nonguarantor subsidiaries to settle certain accumulated intercompany balances.

These transactions had
no impact on our consolidated financial statements.

In 2018, ConocoPhillips received a $
3.5

billion return of capital and a $
1.0

billion return of earnings from
ConocoPhillips Company to settle certain accumulated

intercompany balances.

These transactions had no
impact on our consolidated financial statements.

In 2019, ConocoPhillips received a $
2.4

billion return of capital and a $
1.7

billion return of earnings from
ConocoPhillips Company to settle certain accumulated

intercompany balances.

This transaction had no impact
on our consolidated financial statements.

In 2019, ConocoPhillips Company received a $
4.5

billion return of earnings and a $
4.2

billion return of capital
from nonguarantor subsidiaries to settle certain accumulated intercompany balances.

These transactions had
no impact on our consolidated financial statements.

In 2019, Burlington Resources LLC received a $
3.2

billion return of earnings from nonguarantor subsidiaries
to settle certain accumulated intercompany balances.

These transactions had no impact on our consolidated
financial statements.

This condensed consolidating financial information

should be read in conjunction with the accompanying
consolidated financial statements and notes.

Millions of Dollars
Year Ended

December 31, 2019
Income Statement ConocoPhillips
ConocoPhillips
Company
Burlington
Resources LLC
All Other
Subsidiaries
Consolidating
Adjustments
Total
Consolidated
Revenues and Other Income
Sales and other operating revenues $
-
14,510
-
18,057
-
32,567
Equity in earnings of affiliates
7,419
5,281
1,610
775
(14,306)
779
Gain (loss) on dispositions
-
2,786
-
(820)
-
1,966
Other income
1
875
5
477
-
1,358
Intercompany revenues
-
113
40
5,542
(5,695)
-
Total Revenues and

Other Income
7,420
23,565
1,655
24,031
(20,001)
36,670
Costs and Expenses
Purchased commodities
-
12,838
-
4,038
(5,034)
11,842
Production and operating expenses
1
1,380
1
4,345
(405)
5,322
Selling, general and administrative expenses
9
421
-
131
(5)
556
Exploration expenses
-
422
-
321
-
743
Depreciation, depletion and amortization
-
596
-
5,494
-
6,090
Impairments
-
157
-
248
-
405
Taxes other than income taxes
-
139
-
814
-
953
Accretion on discounted liabilities
-
16
-
310
-
326
Interest and debt expense
283
544
133
69
(251)
778
Foreign currency transaction losses
-
21
-
45
-
66
Other expenses
-
60
-
5
-
65
Total Costs and Expenses
293
16,594
134
15,820
(5,695)
27,146
Income before income taxes
7,127
6,971
1,521
8,211
(14,306)
9,524
Income tax provision (benefit)
(62)
(448)
(46)
2,823
-
2,267
Net income
7,189
7,419
1,567
5,388
(14,306)
7,257
Less: net income attributable to noncontrolling

interests
-
-
-
(68)
-
(68)
Net Income Attributable to ConocoPhillips $
7,189
7,419
1,567
5,320
(14,306)
7,189
Comprehensive Income Attributable

to ConocoPhillips
$
7,935
8,165
1,873
6,058
(16,096)
7,935
Income Statement
Year Ended

December 31, 2018
Revenues and Other Income
Sales and other operating revenues $
-
16,113
-
20,304
-
36,417
Equity in earnings of affiliates
6,503
8,142
1,953
1,072
(16,596)
1,074
Gain on dispositions
-
239
-
824
-
1,063
Other income (loss)
-
(384)
-
557
-
173
Intercompany revenues
35
162
43
5,627
(5,867)
-
Total Revenues and

Other Income
6,538
24,272
1,996
28,384
(22,463)
38,727
Costs and Expenses
Purchased commodities
-
14,591
-
5,131
(5,428)
14,294
Production and operating expenses
-
1,023
4
4,245
(59)
5,213
Selling, general and administrative expenses
8
289
-
109
(5)
401
Exploration expenses
-
170
-
199
-
369
Depreciation, depletion and amortization
-
584
-
5,372
-
5,956
Impairments
-
(10)
-
37
-
27
Taxes other than income taxes
-
143
-
905
-
1,048
Accretion on discounted liabilities
-
17
-
336
-
353
Interest and debt expense
295
613
46
156
(375)
735
Foreign currency transaction (gains) losses
46
(12)
116
(167)
-
(17)
Other expenses
-
349
6
20
-
375
Total Costs and Expenses
349
17,757
172
16,343
(5,867)
28,754
Income before income taxes
6,189
6,515
1,824
12,041
(16,596)
9,973
Income tax provision (benefit)
(68)
12
(41)
3,765
-
3,668
Net income
6,257
6,503
1,865
8,276
(16,596)
6,305
Less: net income attributable to noncontrolling

interests
-
-
-
(48)
-
(48)
Net Income Attributable to ConocoPhillips $
6,257
6,503
1,865
8,228
(16,596)
6,257
Comprehensive Income Attributable

to ConocoPhillips
$
5,654
5,900
1,364
7,961
(15,225)
5,654
See Notes to Consolidated Financial Statements.

Millions of Dollars
Year Ended

December 31, 2017
Income Statement ConocoPhillips
ConocoPhillips
Company
Burlington
Resources LLC
All Other
Subsidiaries
Consolidating
Adjustments
Total
Consolidated
Revenues and Other Income
Sales and other operating revenues $
-
12,433
-
16,673
-
29,106
Equity in earnings (losses) of affiliates
(454)
2,047
886
770
(2,477)
772
Gain on dispositions
-
916
-
1,261
-
2,177
Other income
2
35
-
492
-
529
Intercompany revenues
48
291
13
3,369
(3,721)
-
Total Revenues and

Other Income
(404)
15,722
899
22,565
(6,198)
32,584
Costs and Expenses
Purchased commodities
-
11,145
-
4,580
(3,250)
12,475
Production and operating expenses
-
813
-
4,366
(17)
5,162
Selling, general and administrative expenses
9
342
-
82
(6)
427
Exploration expenses
-
542
-
392
-
934
Depreciation, depletion and amortization
-
855
-
5,990
-
6,845
Impairments
-
1,159
-
5,442
-
6,601
Taxes other than income taxes
-
140
1
668
-
809
Accretion on discounted liabilities
-
32
-
330
-
362
Interest and debt expense
420
664
52
410
(448)
1,098
Foreign currency transaction (gains) losses
(43)
11
(137)
204
-
35
Other expenses
267
190
-
(6)
-
451
Total Costs and Expenses
653
15,893
(84)
22,458
(3,721)
35,199
Income (Loss) before income taxes
(1,057)
(171)
983
107
(2,477)
(2,615)
Income tax provision (benefit)
(202)
283
(337)
(1,566)
-
(1,822)
Net income (loss)
(855)
(454)
1,320
1,673
(2,477)
(793)
Less: net income attributable to noncontrolling

interests
-
-
-
(62)
-
(62)
Net Income (Loss) Attributable to ConocoPhillips $
(855)
(454)
1,320
1,611
(2,477)
(855)
Comprehensive Income (Loss) Attributable

to ConocoPhillips
$
(180)
221
1,672
2,275
(4,168)
(180)
See Notes to Consolidated Financial Statements.

Millions of Dollars
At December 31, 2019
Balance Sheet ConocoPhillips
ConocoPhillips
Company
Burlington
Resources LLC
All Other
Subsidiaries
Consolidating
Adjustments
Total
Consolidated
Assets
Cash and cash equivalents $
-
3,439
-
1,649
-
5,088
Short-term investments
-
2,670
-
358
-
3,028
Accounts and notes receivable
5
2,088
2
3,881
(2,575)
3,401
Investment in Cenovus Energy
-
2,111
-
-
-
2,111
Inventories
-
168
-
858
-
1,026
Prepaid expenses and other current assets
1
352
-
1,906
-
2,259
Total Current Assets
6
10,828
2
8,652
(2,575)
16,913
Investments, loans and long-term receivables*
34,076
44,969
11,662
15,612
(97,413)
8,906
Net properties, plants and equipment
-
3,552
-
38,717
-
42,269
Other assets
3
765
253
2,210
(805)
2,426
Total Assets $
34,085
60,114
11,917
65,191
(100,793)
70,514
Liabilities and Stockholders’ Equity
Accounts payable $
-
2,670
21
3,084
(2,575)
3,200
Short-term debt
(3)
4
13
91
-
105
Accrued income and other taxes
-
79
-
951
-
1,030
Employee benefit obligations
-
508
-
155
-
663
Other accruals
84
408
35
1,518
-
2,045
Total Current Liabilities
81
3,669
69
5,799
(2,575)
7,043
Long-term debt
3,794
6,670
2,129
2,197
-
14,790
Asset retirement obligations and accrued environmental

costs
-
322
-
5,030
-
5,352
Deferred income taxes
-
-
-
5,438
(804)
4,634
Employee benefit obligations
-
1,329
-
452
-
1,781
Other liabilities and deferred credits*
1,787
7,514
826
9,271
(17,534)
1,864
Total Liabilities
5,662
19,504
3,024
28,187
(20,913)
35,464
Retained earnings
33,184
21,898
2,164
10,481
(27,985)
39,742
Other common stockholders’ equity
(4,761)
18,712
6,729
26,454
(51,895)
(4,761)
Noncontrolling interests
-
-
-
69
-
69
Total Liabilities and Stockholders’

Equity
$
34,085
60,114
11,917
65,191
(100,793)
70,514
Balance Sheet At December 31, 2018
Assets
Cash and cash equivalents $
-
1,428
-
4,487
-
5,915
Short-term investments
-
-
-
248
-
248
Accounts and notes receivable
28
5,646
78
6,707
(8,392)
4,067
Investment in Cenovus Energy
-
1,462
-
-
-
1,462
Inventories
-
184
-
823
-
1,007
Prepaid expenses and other current assets
1
267
-
307
-
575
Total Current Assets
29
8,987
78
12,572
(8,392)
13,274
Investments, loans and long-term receivables*
29,942
47,062
15,199
16,926
(99,465)
9,664
Net properties, plants and equipment
-
4,367
-
41,796
(465)
45,698
Other assets
4
642
227
1,269
(798)
1,344
Total Assets $
29,975
61,058
15,504
72,563
(109,120)
69,980
Liabilities and Stockholders’ Equity
Accounts payable $
-
5,098
76
7,113
(8,392)
3,895
Short-term debt
(3)
12
13
99
(9)
112
Accrued income and other taxes
-
85
-
1,235
-
1,320
Employee benefit obligations
-
638
-
171
-
809
Other accruals
85
587
35
552
-
1,259
Total Current Liabilities
82
6,420
124
9,170
(8,401)
7,395
Long-term debt
3,791
7,151
2,143
2,249
(478)
14,856
Asset retirement obligations and accrued environmental

costs
-
415
-
7,273
-
7,688
Deferred income taxes
-
-
-
5,819
(798)
5,021
Employee benefit obligations
-
1,340
-
424
-
1,764
Other liabilities and deferred credits*
725
9,277
839
8,126
(17,775)
1,192
Total Liabilities
4,598
24,603
3,106
33,061
(27,452)
37,916
Retained earnings
27,512
18,511
1,113
9,764
(22,890)
34,010
Other common stockholders’ equity
(2,135)
17,944
11,285
29,613
(58,778)
(2,071)
Noncontrolling interests
-
-
-
125
-
125
Total Liabilities and Stockholders’

Equity
$
29,975
61,058
15,504
72,563
(109,120)
69,980
*Includes intercompany loans.

See Notes to Consolidated Financial Statements.

Millions of Dollars
Year Ended

December 31, 2019
Statement of Cash Flows ConocoPhillips
ConocoPhillips
Company
Burlington
Resources LLC
All Other
Subsidiaries
Consolidating
Adjustments
Total
Consolidated
Cash Flows From Operating Activities
Net Cash Provided by Operating Activities $
1,457
7,986
3,207
9,803
(11,349)
11,104
Cash Flows From Investing Activities
Capital expenditures and investments
-
(2,517)
-
(5,714)
1,595
(6,636)
Working

capital changes associated with investing activities
-
37
-
(140)
-
(103)
Proceeds from asset dispositions
2,374
7,047
769
1,055
(8,233)
3,012
Net purchases of investments
-
(2,803)
-
(107)
-
(2,910)
Long-term advances/loans—related parties
-
(812)
-
-
812
-
Collection of advances/loans—related parties
-
141
-
147
(161)
127
Intercompany cash management
1,060
(2,849)
1,402
387
-
-
Other
-
(149)
-
41
-
(108)
Net Cash Provided by (Used in) Investing Activities
3,434
(1,905)
2,171
(4,331)
(5,987)
(6,618)
Cash Flows From Financing Activities
Issuance of debt
-
-
-
812
(812)
-
Repayment of debt
-
(21)
-
(220)
161
(80)
Issuance of company common stock
105
-
-
-
(135)
(30)
Repurchase of company common stock
(3,500)
-
-
-
-
(3,500)
Dividends paid
(1,500)
(4,034)
(454)
(7,097)
11,585
(1,500)
Other
4
-
(4,924)
(1,736)
6,537
(119)
Net Cash Used in Financing Activities
(4,891)
(4,055)
(5,378)
(8,241)
17,336
(5,229)
Effect of Exchange Rate Changes on Cash, Cash Equivalents and
Restricted Cash
-
(11)
-
(35)
-
(46)
Net Change in Cash, Cash Equivalents and Restricted Cash
-
2,015
-
(2,804)
-
(789)
Cash, cash equivalents and restricted cash at beginning

of period
-
1,428
-
4,723
-
6,151
Cash, Cash Equivalents and Restricted Cash at End of

Period
$
-
3,443
-
1,919
-
5,362
Statement of Cash Flows
Year Ended

December 31, 2018*
Cash Flows From Operating Activities
Net Cash

Provided by Operating Activities
$
860
4,019
838
14,132
(6,915)
12,934
Cash Flows From Investing Activities
Capital expenditures and investments
-
(980)
(603)
(5,777)
610
(6,750)
Working

capital changes associated with investing activities
-
(110)
-
42
-
(68)
Proceeds from asset dispositions
3,457
666
1,926
705
(5,672)
1,082
Net sales of short-term investments
-
-
-
1,620
-
1,620
Long-term advances/loans—related parties

-
(126)
(173)
(10)
309
-
Collection of advances/loans—related parties
589
3,432
212
129
(4,243)
119
Intercompany cash management
(803)
3,504
(2,150)
(551)
-
-
Other
-
151
-
3
-
154
Net Cash Provided by (Used in) Investing Activities
3,243
6,537
(788)
(3,839)
(8,996)
(3,843)
Cash Flows From Financing Activities
Issuance

of debt
-
10
-
299
(309)
-
Repayment of debt
-
(4,865)
(53)
(4,320)
4,243
(4,995)
Issuance of company common stock
254
-
-
-
(133)
121
Repurchase of company common stock
(2,999)
-
-
-
-
(2,999)
Dividends paid
(1,363)
(1,043)
-
(6,057)
7,100
(1,363)
Other
5
(3,468)
-
(1,670)
5,010
(123)
Net Cash Used in Financing Activities
(4,103)
(9,366)
(53)
(11,748)
15,911
(9,359)
Effect of Exchange Rate Changes on Cash, Cash Equivalents and
Restricted Cash
-
4
-
(121)
-
(117)
Net Change in Cash, Cash Equivalents and Restricted Cash
-
1,194
(3)
(1,576)
-
(385)
Cash, cash equivalents and restricted cash at beginning

of period
-
234
3
6,299
-
6,536
Cash, Cash Equivalents and Restricted Cash at End of

Period
$
-
1,428
-
4,723
-
6,151
*Revised to reclassify certain intercompany distributions from Operating Activities to 'Proceeds from asset dispositions' within Investing Activities based on the nature of the distributions.

There was no impact to Total Consolidated results.

Millions of Dollars
Year Ended

December 31, 2017
Statement of Cash Flows ConocoPhillips
ConocoPhillips
Company
Burlington
Resources LLC
All Other
Subsidiaries
Consolidating
Adjustments
Total
Consolidated
Cash Flows From Operating Activities
Net Cash Provided by Operating Activities $
71
1,183
2,971
5,904
(3,052)
7,077
Cash Flows

From Investing Activities
Capital expenditures and investments
-
(1,663)
(4,351)
(3,795)
5,218
(4,591)
Working

capital changes associated with investing activities
-
194
-
(62)
-
132
Proceeds from asset dispositions
7,765
11,146
12,178
12,796
(30,025)
13,860
Net purchases of short-term investments
-
-
-
(1,790)
-
(1,790)
Long-term advances/loans—related parties
-
(214)
(65)
(20)
299
-
Collection of advances/loans—related parties
658
1,527
389
2,196
(4,655)
115
Intercompany cash management
1,151
101
(1,341)
89
-
-
Other
-
(8)
-
44
-
36
Net Cash Provided by Investing Activities
9,574
11,083
6,810
9,458
(29,163)
7,762
Cash Flows From Financing Activities
Issuance of debt
-
20
-
279
(299)
-
Repayment of debt
(5,459)
(4,411)
-
(2,661)
4,655
(7,876)
Issuance of company common stock
115
-
-
-
(178)
(63)
Repurchase of company common stock
(3,000)
-
-
-
-
(3,000)
Dividends paid
(1,305)
(235)
-
(2,995)
3,230
(1,305)
Other
4
(7,765)
(9,781)
(7,377)
24,807
(112)
Net Cash Used in Financing Activities
(9,645)
(12,391)
(9,781)
(12,754)
32,215
(12,356)
Effect of Exchange Rate Changes on Cash and Cash Equivalents
-
1
(2)
233
-
232
Net Change in Cash and Cash Equivalents
-
(124)
(2)
2,841
-
2,715
Cash and cash equivalents at beginning of period
-
358
5
3,247
-
3,610
Cash and Cash Equivalents at End of Period $
-
234
3
6,088
-
6,325
See Notes to Consolidated Financial Statements.

PART

IV

Item 15. EXHIBITS, FINANCIAL STATEMENT

SCHEDULES

(a) 1. Financial

Statements and Supplementary Data
The financial statements and supplementary information

listed in the Index to Financial Statements, which appears

on
page 62, are filed as part of this Current Report.

2. Financial

Statement Schedules
Schedule II—Valuation and Qualifying Accounts, appears below.

All other schedules are omitted because they are not
required, not significant, not applicable or the information is shown in another schedule, the financial statements

or the
notes to consolidated financial statements.

SCHEDULE II—VALUATION

AND QUALIFYING ACCOUNTS (Consolidated)
ConocoPhillips
Millions of Dollars
Balance at Charged to Balance at
Description January 1 Expense Other (a) Deductions December 31
2019
Deducted from asset accounts:
Allowance for doubtful

accounts and notes receivable
$
25
5
-
(17)
(b)
13
Deferred tax asset valuation

allowance
3,040
7,376
(26)
(176)
10,214
Included in other liabilities:
Restructuring accruals
48
(1)
-
(24)
(c)
23
2018
Deducted from asset accounts:
Allowance for doubtful

accounts and notes receivable
$
4
23
-
(2)
(b)
25
Deferred tax asset valuation

allowance
1,254
2,067
(8)
(273)
3,040
Included in other liabilities:
Restructuring accruals
53
70
(2)
(73)
(c)
48
2017
Deducted from asset accounts:
Allowance for doubtful

accounts and notes receivable
$
5
2
-
(3)
(b)
4
Deferred tax asset valuation

allowance
675
560
19
-
1,254
Included in other liabilities:
Restructuring accruals
80
65
1
(93)
(c)
53
(a)Represents acquisitions/dispositions/revisions

and the effect of translating foreign

financial statements.
(b)Amounts charged

off less recoveries of amounts

previously charged

off.
(c)Benefit payments.
See Note 19
—
Income Taxes, in the Notes to Consolidated

Financial Statements,

for additional information

related to our deferred
tax asset valuation allowance.